                               PROSPECTUS 1

Lincoln ChoicePlus IISM Advance
Lincoln New York Account N
for Variable Annuities
Individual Variable Annuity Contracts

Home Office:
Lincoln Life & Annuity Company of New York
100 Madison Street, Suite 1860
Syracuse, NY 13202
www.LincolnFinancial.com

Servicing Office:
Lincoln Life & Annuity Company of New York
PO Box 7866
Fort Wayne, IN 46802-7866
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by Lincoln Life & Annuity Company of New York. This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. For contracts issued after September 30, 2003, the only fixed account available is for dollar cost averaging purposes.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln New York Account N for Variable Annuities (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln New York. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III):
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP REIT Series
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class A):
     DWS Equity 500 Index VIP
     DWS Small Cap Index VIP
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio* Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund
     (formerly FTVIPT Templeton Global Income Securities Fund) FTVIPT Templeton Growth Securities Fund
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)
Lincoln Variable Insurance Products Trust (Standard Class):
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Social Awareness Fund
     LVIP Janus Capital Appreciation Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*

Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*
     LVIP Global Income Fund*
     LVIP Marsico International Growth Fund
     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP Wilshire 2010 Profile Fund
     LVIP Wilshire 2020 Profile Fund
     LVIP Wilshire 2030 Profile Fund
     LVIP Wilshire 2040 Profile Fund
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio
     Neuberger Berman AMT Regency Portfolio
PIMCO Variable Insurance Trust (Advisor Class):
     PIMCO VIT Commodity Real Return Strategy Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*

*Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)



This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.
The SAI and other
information about Lincoln New York and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2009

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   10
Lincoln Life & Annuity Company of New York                    12
Variable Annuity Account (VAA)                                13
Investments of the Variable Annuity Account                   14
Charges and Other Deductions                                  19
The Contracts                                                 24
 Purchase Payments                                            25
 Persistency Credits                                          25
 Transfers On or Before the Annuity Commencement Date         26
 Surrenders and Withdrawals                                   29
 Death Benefit                                                32
 Investment Requirements                                      34
 Living Benefit Riders                                        36
 Lincoln Lifetime IncomeSM Advantage                          36
 Lincoln SmartSecurity (Reg. TM) Advantage                    43
 i4LIFE (Reg. TM) Advantage                                   49
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    53
 4LATER (Reg. TM) Advantage                                   56
 Annuity Payouts                                              60
 Fixed Side of the Contract                                   62
Distribution of the Contracts                                 64
Federal Tax Matters                                           65
Additional Information                                        70
 Voting Rights                                                70
 Return Privilege                                             70
 Other Information                                            71
 Legal Proceedings                                            71
Contents of the Statement of Additional Information (SAI)
for Lincoln New York Account N for Variable Annuities         73
Appendix A - Condensed Financial Information                  A-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Servicing Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln New York (we, us, our) - Lincoln Life & Annuity Company of New York
(LNY)

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      6.0%*
  o   Transfer charge:                                                                    $ 25**

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may waive this charge in certain situations. See Charges and Other Deductions-Surrender Charge.

**The transfer charge will not be imposed on the first 12 transfers during a contract year. We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross reinvestment transfers.


We may apply an interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $30*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)
                                           -----------------------    ----------------
o   Mortality and expense risk charge              1.55%                   1.45%
o   Administrative charge                          0.15%                   0.15%
                                                    ----                    ----
o   Total annual charge for each
    subaccount                                     1.70%                   1.60%

* We do not assess the account fee on contracts issued prior to October 1, 2003. The account fee will be waived if your contract value is $50,000 or more at the end of any particular year. The account fee will be waived after the fifteenth contract year.


Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:

                                   Lincoln Lifetime IncomeSM
                                           Advantage
                                  --------------------------
o   Guaranteed maximum annual
    percentage charge*                      1.50%
o   Current annual percentage
    charge* **                              0.90%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             2.10%                  2.00%                     1.95%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*

4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***

For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.10% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.65% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.33%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.33%

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EGMDB and Lincoln Lifetime IncomeSM Advantage at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,334    $2,611    $3,701    $7,508

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $734   $2,211    $3,701    $7,508

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln New York. This prospectus primarily describes the variable side of the contract. See The Contracts.

What is the variable annuity account (VAA)? It is a separate account we established under New York insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 6.0% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions - Surrender Charge.

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? A persistency credit of 0.075% of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge on or after you have reached age 60 and which provides minimum guaranteed, periodic withdrawals for your life regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days of the date you first receive the contract. You need to return the contract, postage prepaid, to our Servicing office. You assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A to this prospectus provides more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



Lincoln Life & Annuity Company of New York
Lincoln New York (the Company) is a stock life insurance company chartered in New Jersey in 1897 and redomesticated to New York on April 2, 2007. Lincoln New York is a subsidiary of The Lincoln National Life Insurance Company (Lincoln
Life). Lincoln Life is an Indiana-domiciled insurance corporation, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln New York is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866 , Fort Wayne, IN 46802-7866, or call 1-888-868-2583 . In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On March 11, 1999, the VAA was established as an insurance company separate account under New York law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln New York. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.

Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.


AIM Variable Insurance Funds, advised by Invesco AIM Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc., advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Current income. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Long-term capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class A): Capital appreciation.

  o DWS Small Cap Index VIP (Class A): Capital appreciation.


DWS Variable Series II, advised by Deutsche Asset Management Inc, and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital appreciation.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR Co., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund and the Franklin Small-Mid Cap Growth Securities Fund, by Templeton Global Advisors Limited for the Templeton Global Bond Securities Fund and the Templeton Growth Securities Fund, and by Franklin Mutual Advisors, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Bond Securities Fund (Class 2): Total return. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term growth.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Class): Long-term growth.
     (formerly Mid Cap Growth Portfolio)
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Worldwide Portfolio (Service Class): Long-term growth.
     (formerly Worldwide Growth Portfolio)
     This fund is not offered in contracts issued on or after May 24, 2004.


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)

  o LVIP Delaware Bond Fund (Standard Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund (Standard Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Standard Class): Capital appreciation.

     (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

  o LVIP Janus Capital Appreciation Fund (Standard Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Long term growth of capital.

     (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Standard Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners, Limited)

  o LVIP Money Market Fund (Standard Class): Preservation of capital. (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Subadvised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Subadvised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Standard Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)

  o LVIP UBS Global Asset Allocation Fund (Standard Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc., and subadvised by Neuberger Berman, LLC.

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.

  o Regency Portfolio (I Class): Long-term growth.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     (formerly Health Sciences Fund)
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.

Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.

Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                           With Enhanced              Guarantee of
                                           Guaranteed Minimum         Principal Death
                                           Death Benefit (EGMDB)      Benefit (GOP)
                                           -----------------------    ----------------
o   Mortality and expense risk charge              1.55%                   1.45%
o   Administrative charge                          0.15%                   0.15%
                                                    ----                    ----
o   Total annual charge for each
    subaccount                                     1.70%                   1.60%

Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                  Number of contract
                                                                 anniversaries since
                                                                 purchase payment was
                                                                       invested
                                                               ------------------------
                                                                0    1    2    3    4+
      Surrender charge as a percentage of the surrendered or   6%   5%   4%   3%   0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the fourth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, surrender charge schedule of the original contract will continue to apply to the spouses's contract);
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER or i4LIFE Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;
 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, which disability occurred and has existed continuously for a period of twelve months before the 65th birthday of the contractowner;
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner to an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then

  o from earnings and persistency credits until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $30 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $30 account fee will also be deducted from the contract value upon surrender. This fee will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $50,000 on the contract anniversary. We do not assess the account fee on contracts issued prior to October 1, 2003.


Transfer Fee

We reserve the right to charge a $25 fee for the 13th and each additional transfer during any contract year, excluding automatic dollar cost averaging, portfolio rebalancing and cross-reinvestment transfers. The transfer charge will not be imposed on the first 12 transfers during the contract year.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg.
TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 1.95% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.00% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.10% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.45% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.50% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.60% for the i4LIFE (Reg. TM) Account Value death benefit; 2.65% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.75% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.45% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.50% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.60% for the i4LIFE (Reg. TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%. Currently, there is no premium tax levied for New York residents.



Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk charge of 1.25% of the contract value and the charge for administrative services of 0.15% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.

There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Servicing office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by New York's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.075%. This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.

Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Servicing office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation (DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.


Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

After the first 30 days from the effective date of your contract, you may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. Currently, there is no charge to you for a transfer. However, we reserve the right to impose a $25 fee for transfers after the first 12 times during a contract year. Transfers are limited to twelve (12) (within and/or between the variable and fixed subaccounts) per contract year unless otherwise authorized by Lincoln New York. Lincoln New York reserves the right to require a 30 day minimum time period between each transfer. Transfers made as a part of an automatic transfer program will not be counted against these twelve transfers.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Servicing office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Servicing office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Servicing office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:
 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to New York law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Assignments may have an adverse impact on any death benefits or living benefits in this product. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Servicing office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Servicing office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Servicing office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.

Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Servicing office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:

 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately
   60% in seven equity subaccounts and 40% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately
   90% in seven equity subaccounts and 10% in one fixed income subaccount.
   This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.

  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...
contractowner     There is a surviving joint owner
 contractowner     There is no surviving joint owner
contractowner     There is no surviving joint owner
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     The annuitant is living or deceased    joint owner
 contractowner     The annuitant is living or deceased    designated beneficiary
contractowner     The annuitant is living or deceased    contractowner's estate
 annuitant         There is no contingent annuitant       The youngest contractowner
                                                         becomes the contingent annuitant
                                                         and the contract continues. The
                                                         contractowner may waive* this
                                                         continuation and receive the death
                                                         benefit proceeds.
annuitant         The contingent annuitant is living     contingent annuitant becomes the
                                                         annuitant and the contract continues
 annuitant**       No contingent annuitant allowed        designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Servicing office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

Enhanced Guaranteed Minimum Death Benefit (EGMDB).

If the Enhanced Guaranteed Minimum Death Benefit (EGMDB) is in effect, the death benefit paid will be the greatest of:
 o the contract value as of the valuation date the death benefit is approved by us for payment;
 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

For contracts purchased after October 1, 2003, the contractowner may discontinue the EGMDB at any time by completing the Enhanced Guaranteed Minimum Death Benefit Discontinuance form and sending it to our Servicing office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply. We will deduct the charge for the Guarantee of Principal Death Benefit as of that date. See Charges and Other Deductions.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death;

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

Prior to January 20, 2009. Contractowners who purchased the Lincoln Lifetime Income (Reg. TM) Advantage Rider from December 15, 2008 through January 19, 2009 will be subject to Investment Requirements as set forth in your contract.

As of January 20, 2009 and prior to June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider or the Guaranteed Income Benefit (version 3) under i4Life (Reg. TM) Advantage from January 20, 2009 through June 29, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into two groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:

Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value
or Account Value                                     or Account Value
---------------------------------------------------- ------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund

To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, the FTVIPT Franklin Income Securities Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio, the LVIP SSgA Emerging Markets 100 Fund, the AllianceBernstein VPS Global Thematic Growth Portfolio, the Delaware VIP REIT Series and the Delaware VIP Emerging Markets Series are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1 or 2 subaccounts.

Beginning June 30, 2009. Contractowners who have elected the Lincoln Lifetime Income (Reg. TM) Advantage Rider, the Guaranteed Income Benefit (version 2 or version 3) under i4Life (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, or 4Later (Reg. TM) Advantage as of June 30, 2009 will be subject to the following Investment Requirements on the investments in their contracts.

We have divided the subaccounts of your contract into three groups. We will specify the minimum or maximum percentages of your contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) that must be in each group at the time you purchase the rider. In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some investment options are not available to you if you purchase certain riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

You can select the percentages of contract value to allocate to individual funds within each group, but the total investment for all funds in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or
or Account Value                                     Account Value
---------------------------------------------------- ---------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



Group 3
Investments cannot exceed 10% of contract value
or Account Value
------------------------------------------------
1. AllianceBernstein VPS Global Thematic Growth
Portfolio
2. Delaware VIP Emerging Markets Series
3. Delaware VIP REIT Series
4. LVIP SSgA Emerging Markets 100 Fund
5. LVIP Cohen & Steers Global Real Estate Fund
6. MFS VIT Utilities Series

To satisfy the Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% can be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of your contract value to or among MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio and the PIMCO VIT Commodity Real Return Strategy Portfolio are not available with these riders, The fixed account is only available for dollar cost averaging.

To satisfy the Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, and Lincoln SSgA Moderately Aggressive Index Model. You may choose one asset allocation model at a time, though you may change to a different asset allocation model in your contract that meets the Investment Requirements or reallocate your contract value among the Group 1, 2 or 3 subaccounts.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000 and you are age 60 or older. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. You may receive Maximum Annual Withdrawal amounts for your lifetime. Withdrawals in excess of the Maximum Annual Withdrawal amount may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement and the 200% Step-up. These options are discussed below in detail.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements.

Lincoln New York offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (See Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln Smart Security (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option.) Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Servicing Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln New York contracts (or contracts issued by our affiliates) in which you are the covered life under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contractowner/annuitant is under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contractowner/annuitant or when the contractowner/annuitant reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

     a. the contractowner/annuitant is still living and under age 86; and

   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. On the later of the 10th Benefit Year anniversary or the Benefit Year anniversary after you reach age 75, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) (The 200% Step-up will occur on the 10th Benefit Year anniversary if you purchased the rider prior to January 20, 2009.) This Step-up will not occur if:

     1) an Excess Withdrawal (defined below) has occurred; or

   2) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 69 and at age 70. If one more $10,000 Maximum Annual Withdrawal was made at age 71, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amounts section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 65 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 75, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your lifetime as long as your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year. Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln New York contracts (or contracts issued by our affiliates) applicable to you can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals. If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments):



                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal amount because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount for your life.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, your beneficiary may be eligible for a final payment upon your death.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the contractowner/annuitant, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). If the beneficiary elects to continue the contract after the death of the contractowner/annuitant (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed including any sale or assignment of the contract or any pledge of the contract as collateral;
 o on the date the contractowner is changed pursuant to an enforceable divorce agreement or decree;
 o upon the death of the contractowner/annuitant;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up. However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher than the Single Life option for Lincoln SmartSecurity (Reg. TM) Advantage and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. This rider is available after the contract's effective date. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln LIfetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 90 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of this prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant must be 60 years of age or older and under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. See the comparison to Lincoln SmartSecurity (Reg.
TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Servicing office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln New York contracts (or contracts issued by our affiliates) owned by you (or on which you are the annuitant).

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Servicing Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                 Contract Value   Guaranteed Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln

SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;

 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts and applicable guarantees. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. This Rider is available for contracts issued after October 1, 2003. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP markets). This option is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected after the effective date of the contract and before an annuity payout option is elected by sending a written request to our Servicing Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. i4LIFE (Reg. TM) Advantage must be elected by age 85 for qualified contracts. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless the Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, or 5% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life, if applicable;
  o the length of the Access Period selected;
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
  o the age and sex of the annuitant and secondary life (if living);
  o the frequency of the regular income payments;
  o the assumed investment return you selected; and
  o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln New York's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.

i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit is available during the Access Period and will be equal to the greater of:
  o the Account Value as of the valuation date we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.


The following example demonstrates the impact of a proportionate withdrawal on your death benefit:


         o i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000

     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500

     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing Office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
  o the Account Value as of the valuation date on which we approve the payment of the claim; or
  o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
   o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
   o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

 References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
  o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Servicing office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements.


There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount (if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you will have the Guarantee of Principal death benefit. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln New York automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.


Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Servicing office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income
Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Servicing office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Servicing office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Servicing Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln New York administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.

The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Servicing office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Servicing office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Servicing office. You must give us at least 30 days notice before the date on which you want payouts to begin. Annuity payouts cannot commence within twelve months of the effective date of the contract.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4% or 5% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.


Fixed Side of the Contract

Purchase payments and contract value allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the New York Insurance Department as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.
Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment. The interest adjustment will NOT reduce the amount available for a surrender, withdrawal, or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

The owner may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Lincoln New York may offer a fixed subaccount for a period of less than one year for the purpose of dollar cost averaging. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 45 but not more than 75 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.

Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing or regular income under i4LIFE (Reg. TM) Advantage transfers) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:
 o during the free look period (See Return Privilege)
 o on the expiration date of a guaranteed period
 o as a result of the death of the contractowner or annuitant
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the effective date of the contract and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the effective date of the contract and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner and has existed continuously for twelve months.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


   (1+A)n    -1
----------
  (1+B )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

     N= The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($2,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for three (3) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);

 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Servicing office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Servicing office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln New York and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 5.10% of purchase payments, plus up to 0.25% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 5.10% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves.

Lincoln New York also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 6.00% of purchase payments, plus up to 0.30% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.00% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; (5) and inclusion in the financial products the Selling Firm offers.

Lincoln New York may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the Statement of Additional Information (SAI).

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln New York. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln New York may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Servicing office at PO Box 7866, 1300 S. Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No applicable interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

IRA purchasers will receive the greater of purchase payments or contract value as of the valuation date on which we receive the cancellation request.


State Regulation

As a life insurance company organized and operated under New York law, we are subject to provisions governing life insurers and to regulation by the New York Superintendent of Insurance. Our books and accounts are subject to review and examination by the New York Insurance Department at all times. A full examination of our operations is conducted by that Department at least every five years.


Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Servicing office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln New York and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln New York, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the financial position of Lincoln New York, the VAA, or the principal underwriter.

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Contents of the Statement of Additional Information (SAI) for Lincoln New York Account N for Variable Annuities


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below.











                Statement of Additional Information Request Card
                        Lincoln ChoicePlus IISM Advance
               Lincoln New York Account N for Variable Annuities










   .
Please send me a free copy of the current Statement of Additional Information for Lincoln New York Account N for Variable
                                   Annuities.


                                 (Please Print)


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City ---------------------------------------------------  State ---------
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Mail to Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, Indiana 46801-7866.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
AIM V.I. Capital Appreciation
2006  .         11.548         11.365             4           15.915          15.673             1
2007  .         11.365         12.484             4           15.673          17.234             1
2008  .         12.484          7.041             4           17.234           9.730             1
---------       ------         ------             -           ------          ------             -
AIM V.I. Core Equity
2006  .          N/A            N/A             N/A            N/A             N/A             N/A
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
AIM V.I. International Growth Fund
2002  .         10.612          8.768             1*           N/A             N/A             N/A
2003  .          N/A            N/A             N/A            N/A             N/A             N/A
2004  .         11.087         13.484             1*          13.331          16.229             6
2005  .         13.484         15.604             1           16.229          18.799             6
2006  .         15.604         19.618             2           18.799          23.659             6
2007  .         19.618         22.074             2           23.659          26.647             6
2008  .         22.074         12.903             2           26.647          15.591             5
---------       ------         ------           ---           ------          ------           ---
AllianceBernstein VPS Global Technology
2002  .         12.877          7.339             2            N/A             N/A             N/A
2003  .          7.339         10.376             4            N/A             N/A             N/A
2004  .         10.376         10.720             6            N/A             N/A             N/A
2005  .         10.720         10.924             8           16.102          16.425             3
2006  .         10.924         11.640            15           16.425          17.519             3
2007  .         11.640         13.726            15           17.519          20.677             2
2008  .         13.726          7.089            15           20.677          10.690             2
---------       ------         ------           ---           ------          ------           ---
AllianceBernstein VPS Growth and Income
2002  .         11.322          8.639             4            N/A             N/A             N/A
2003  .          8.639         11.228            24            N/A             N/A             N/A
2004  .         11.228         12.277            47           13.936          15.253            11
2005  .         12.277         12.625            56           15.253          15.701            15
2006  .         12.625         14.520            71           15.701          18.076            18
2007  .         14.520         14.969            69           18.076          18.654            17
2008  .         14.969          8.728            59           18.654          10.887            16
---------       ------         ------           ---           ------          ------           ---
AllianceBernstein VPS International Value
2006  .         11.186         11.839             7            N/A             N/A             N/A
2007  .         11.839         12.289             2           12.779          12.309             1
2008  .         12.289          5.644             2           12.309           5.659             1
---------       ------         ------           ---           ------          ------           ---
AllianceBernstein VPS Large Cap Growth
2002  .         11.953          8.104            10            N/A             N/A             N/A
2003  .          8.104          9.829            21            N/A             N/A             N/A
2004  .          9.829         10.470            43           12.023          12.819             2
2005  .         10.470         11.822            42           12.819          14.488             5
2006  .         11.822         11.548            30           14.488          14.167             1
2007  .         11.548         12.899            29           14.167          15.840             1
2008  .         12.899          7.631            26           15.840           9.381             1
---------       ------         ------           ---           ------          ------           ---
AllianceBernstein VPS Small/Mid Cap Value
2002  .         11.876         10.911             2            N/A             N/A             N/A
2003  .         10.911         15.114             4            N/A             N/A             N/A
2004  .         15.114         17.693             9           16.043          18.800             2
2005  .         17.693         18.549            11           18.800          19.729             4
2006  .         18.549         20.826             8           19.729          22.173             4
2007  .         20.826         20.788             8           22.173          22.154             4
2008  .         20.788         13.131             7           22.154          14.008             4
---------       ------         ------           ---           ------          ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
American Century Investments VP Inflation Protection Fund
2004  .          9.994       10.401           26             9.906      10.408             2
2005  .         10.401       10.385           20            10.408      10.402             9
2006  .         10.385       10.371           14            10.402      10.398            10
2007  .         10.371       11.166           15            10.398      11.206             8
2008  .         11.166       10.802           11            11.206      10.852             5
---------       ------       ------           --            ------      ------            --
American Funds Global Growth Fund
2004  .         10.294       11.263            8            10.215      11.270             1*
2005  .         11.263       12.631           37            11.270      12.652             6
2006  .         12.631       14.955           49            12.652      14.994             9
2007  .         14.955       16.886           47            14.994      16.948             9
2008  .         16.886       10.228           40            16.948      10.276             9
---------       ------       ------           --            ------      ------            --
American Funds Global Small Capitalization Fund
2002  .         12.507        9.920            1*            N/A          N/A            N/A
2003  .          9.920       14.972            5            10.573      15.976             1
2004  .         14.972       17.793           13            15.976      19.006             5
2005  .         17.793       21.928           24            19.006      23.446             5
2006  .         21.928       26.744           27            23.446      28.624             5
2007  .         26.744       31.928           24            28.624      34.206             5
2008  .         31.928       14.589           23            34.206      15.645             3
---------       ------       ------           --            ------      ------           ---
American Funds Growth Fund
2002  .         12.316        9.123           11             N/A          N/A            N/A
2003  .          9.123       12.271           94            10.630      14.312            37
2004  .         12.271       13.572          195            14.312      15.845            57
2005  .         13.572       15.504          337            15.845      18.118            81
2006  .         15.504       16.800          507            18.118      19.653            88
2007  .         16.800       18.556          469            19.653      21.729            85
2008  .         18.556       10.222          416            21.729      11.981            82
---------       ------       ------          ---            ------      ------           ---
American Funds Growth-Income Fund
2002  .         11.316        9.073           32             N/A          N/A            N/A
2003  .          9.073       11.813          129            10.876      14.174            39
2004  .         11.813       12.819          240            14.174      15.396            66
2005  .         12.819       13.338          394            15.396      16.035            93
2006  .         13.338       15.106          500            16.035      18.180            95
2007  .         15.106       15.601          463            18.180      18.794            93
2008  .         15.601        9.532          406            18.794      11.495            85
---------       ------       ------          ---            ------      ------           ---
American Funds International Fund
2002  .         10.841        9.059            4             N/A          N/A            N/A
2003  .          9.059       12.010           50            10.890      14.452             5
2004  .         12.010       14.089           91            14.452      16.971            14
2005  .         14.089       16.830          128            16.971      20.293            36
2006  .         16.830       19.687          162            20.293      23.761            34
2007  .         19.687       23.231          150            23.761      28.066            32
2008  .         23.231       13.218          129            28.066      15.985            29
---------       ------       ------          ---            ------      ------           ---
Delaware VIP Capital Reserves
2005  .          9.925        9.919           15             N/A          N/A            N/A
2006  .          9.919       10.174            2             9.938      10.190             1
2007  .         10.174       10.425            2            10.190      10.453             1
2008  .         10.425       10.183            2            10.453      10.220             1
---------       ------       ------          ---            ------      ------           ---
Delaware VIP Diversified Income Series
2004  .         10.177       10.868            3            10.040      10.875            14
2005  .         10.868       10.622           18            10.875      10.639            16
2006  .         10.622       11.233           67            10.639      11.263             4
2007  .         11.233       11.863           69            11.263      11.906             7
2008  .         11.863       11.092           48            11.906      11.143             7
---------       ------       ------          ---            ------      ------           ---
Delaware VIP Emerging Markets Series(4)
2004  .         10.389       13.560            5            10.482      13.568             1*
2005  .         13.560       16.946           18            13.568      16.973             4
2006  .         16.946       21.127           34            16.973      21.182             5
2007  .         21.127       28.770           33            21.182      28.873             5
2008  .         28.770       13.666           28            28.873      13.729             5
---------       ------       ------          ---            ------      ------           ---

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
Delaware VIP High Yield Series
2002  .         10.308       10.293            9            N/A             N/A             N/A
2003  .         10.293       13.015          114           11.104          14.055             5
2004  .         13.015       14.590           78           14.055          15.771            18
2005  .         14.590       14.824           71           15.771          16.040            21
2006  .         14.824       16.351           62           16.040          17.710            21
2007  .         16.351       16.485           40           17.710          17.873            20
2008  .         16.485       12.248           28           17.873          13.292            18
---------       ------       ------          ---           ------          ------           ---
Delaware VIP REIT Series
2002  .         10.703       10.985            6            N/A             N/A             N/A
2003  .         10.985       14.443           36           10.725          14.115             6
2004  .         14.443       18.614           54           14.115          18.209            14
2005  .         18.614       19.555           55           18.209          19.149            20
2006  .         19.555       25.440           49           19.149          24.937            19
2007  .         25.440       21.465           41           24.937          21.061            17
2008  .         21.465       13.656           27           21.061          13.413            14
---------       ------       ------          ---           ------          ------           ---
Delaware VIP Small Cap Value Series
2002  .         11.800       10.908            4            N/A             N/A             N/A
2003  .         10.908       15.192           36            N/A             N/A             N/A
2004  .         15.192       18.097           61           14.897          17.762             7
2005  .         18.097       19.419           88           17.762          19.080            11
2006  .         19.419       22.125          107           19.080          21.760            13
2007  .         22.125       20.264           97           21.760          19.950            11
2008  .         20.264       13.932           84           19.950          13.730            12
---------       ------       ------          ---           ------          ------           ---
Delaware VIP Trend Series
2002  .         12.793       10.012            2            N/A             N/A             N/A
2003  .         10.012       13.268           25            N/A             N/A             N/A
2004  .         13.268       14.651           49           14.623          16.163             7
2005  .         14.651       15.213           48           16.163          16.800             9
2006  .         15.213       16.053           40           16.800          17.746             9
2007  .         16.053       17.433           33           17.746          19.291             8
2008  .         17.433        9.108           25           19.291          10.088             7
---------       ------       ------          ---           ------          ------           ---
Delaware VIP US Growth Series
2002  .         11.643        8.085            1*           N/A             N/A             N/A
2003  .          8.085        9.806            2            N/A             N/A             N/A
2004  .          9.806        9.933            5           12.353          12.524             2
2005  .          9.933       11.172            4           12.524          14.102             3
2006  .         11.172       11.210            4           14.102          14.164             2
2007  .         11.210       12.385            6           14.164          15.664             2
2008  .         12.385        6.958            5           15.664           8.808             1*
---------       ------       ------          ---           ------          ------           ---
Delaware VIP Value Series
2002  .         11.098        8.845            1            N/A             N/A             N/A
2003  .          8.845       11.140            5           10.681          13.466             1
2004  .         11.140       12.550           21           13.466          15.185            12
2005  .         12.550       13.053           64           15.185          15.810            30
2006  .         13.053       15.886           71           15.810          19.261            30
2007  .         15.886       15.151           59           19.261          18.387            29
2008  .         15.151        9.895           45           18.387          12.021            26
---------       ------       ------          ---           ------          ------           ---
DWS VIP Equity 500 Index
2002  .         11.281        8.598            1*           N/A             N/A             N/A
2003  .          8.598       10.834           22            N/A             N/A             N/A
2004  .         10.834       11.779           65           13.188          14.353            11
2005  .         11.779       12.122           38           14.353          14.786            33
2006  .         12.122       13.768           40           14.786          16.810            31
2007  .         13.768       14.253           39           16.810          17.419            31
2008  .         14.253        8.806           38           17.419          10.774            29
---------       ------       ------          ---           ------          ------           ---

                            with EGMDB                                    with GOP
             ----------------------------------------    -------------------------------------------
             Accumulation unit value                      Accumulation unit value
             -----------------------      Number of      --------------------------      Number of
              Beginning      End of      accumulation     Beginning        End of       accumulation
              of period      period         units         of period        period          units
             -----------    --------    -------------    -----------    -----------    -------------
               (Accumulation unit value in dollars and Number of accumulation units in thousands)
DWS VIP Small Cap Index
2002  .         12.117        9.425            1             N/A            N/A             N/A
2003  .          9.425       13.569            5             N/A            N/A             N/A
2004  .         13.569       15.709            8            15.958         18.494             2
2005  .         15.709       16.103           12            18.494         18.976             8
2006  .         16.103       18.600           10            18.976         21.941             8
2007  .         18.600       17.939           11            21.941         21.183             8
2008  .         17.939       11.618           11            21.183         13.733             7
---------       ------       ------           --            ------         ------           ---
Fidelity VIP Contrafund Portfolio
2002  .         10.938        9.709            8             N/A            N/A             N/A
2003  .          9.709       12.237           26             9.977         12.587             2
2004  .         12.237       13.855           99            12.587         14.266            11
2005  .         13.855       15.891          127            14.266         16.378            26
2006  .         15.891       17.409          191            16.378         17.961            35
2007  .         17.409       20.077          182            17.961         20.734            34
2008  .         20.077       11.312          154            20.734         11.694            32
---------       ------       ------          ---            ------         ------           ---
Fidelity VIP Equity-Income Portfolio
2002  .         11.099        9.024           11             N/A            N/A             N/A
2003  .          9.024       11.536           19             N/A            N/A             N/A
2004  .         11.536       12.616           29            13.787         15.092             8
2005  .         12.616       13.094           27            15.092         15.679            15
2006  .         13.094       15.439           22            15.679         18.506            15
2007  .         15.439       15.372           21            18.506         18.444            12
2008  .         15.372        8.642           17            18.444         10.380            13
---------       ------       ------          ---            ------         ------           ---
Fidelity VIP Growth Portfolio
2002  .         11.773        8.045            1             N/A            N/A             N/A
2003  .          8.045       10.482            2             N/A            N/A             N/A
2004  .         10.482       10.627            3            13.422         13.622             4
2005  .         10.627       11.023            5            13.622         14.143             4
2006  .         11.023       11.550            5            14.143         14.833             4
2007  .         11.550       14.382            7            14.833         18.490             2
2008  .         14.382        7.450            6            18.490          9.588             2
---------       ------       ------          ---            ------         ------           ---
Fidelity VIP Mid Cap
2005  .         10.096       11.561           24            10.320         11.568             4
2006  .         11.561       12.776           63            11.568         12.796             6
2007  .         12.776       14.487           60            12.796         14.524             8
2008  .         14.487        8.601           62            14.524          8.632             7
---------       ------       ------          ---            ------         ------           ---
Fidelity VIP Overseas Portfolio
2002  .         10.900        8.494            1*            N/A            N/A             N/A
2003  .          8.494       11.944            2             N/A            N/A             N/A
2004  .         11.944       13.306            4            14.620         16.303             4
2005  .         13.306       15.539           10            16.303         19.058             6
2006  .         15.539       17.993           19            19.058         22.089             6
2007  .         17.993       20.706           19            22.089         25.445             4
2008  .         20.706       11.408           17            25.445         14.033             3
---------       ------       ------          ---            ------         ------           ---
FTVIPT Franklin Income Securities
2006  .         10.590       11.219            9             N/A            N/A             N/A
2007  .         11.219       11.444           11             N/A            N/A             N/A
2008  .         11.444        7.914           10            10.968          7.935             2
---------       ------       ------          ---            ------         ------           ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2002  .         12.299        8.643            7             N/A            N/A             N/A
2003  .          8.643       11.661           17             N/A            N/A             N/A
2004  .         11.609       12.780           17            15.584         17.097             8
2005  .         12.780       13.166           32            17.097         17.631             9
2006  .         13.166       14.070           43            17.631         18.860            10
2007  .         14.070       15.387           43            18.860         20.647             9
2008  .         15.387        8.699           35            20.647         11.684             9
---------       ------       ------          ---            ------         ------           ---
FTVIPT Mutual Shares Securities
2006  .         10.493       11.263            2             N/A            N/A             N/A
2007  .         11.263       11.460            3             N/A            N/A             N/A
2008  .         11.460        7.086            3             N/A            N/A             N/A
---------       ------       ------          ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
FTVIPT Templeton Global Income Securities
2005  .          9.821          9.870            12            10.013          9.876             2
2006  .          9.870         10.943            21             9.876         10.960             2
2007  .         10.943         11.942            19            10.960         11.973             6
2008  .         11.942         12.470            15            11.973         12.514             4
---------       ------         ------            --            ------         ------             -
FTVIPT Templeton Growth Securities Fund
2002  .         11.173          8.940             1             N/A            N/A             N/A
2003  .          8.940         11.613             8            10.594         13.777            11
2004  .         11.613         13.247            18            13.777         15.731            16
2005  .         13.247         14.178            34            15.731         16.853            22
2006  .         14.178         16.979            56            16.853         20.203            12
2007  .         16.979         17.085            54            20.203         20.349            12
2008  .         17.085          9.688            48            20.349         11.550            11
---------       ------         ------            --            ------         ------           ---
Janus Aspen Balanced Portfolio
2002  .         10.659          9.771             2             N/A            N/A             N/A
2003  .          9.771         10.925            11             N/A            N/A             N/A
2004  .         10.925         11.632            18            11.338         12.084             2
2005  .         11.632         12.312            17            12.084         12.803             2
2006  .         12.312         13.365            13            12.803         13.912             2
2007  .         13.365         14.491            10            13.912         15.100             1
2008  .         14.491         11.959             6            15.100         12.473             1
---------       ------         ------            --            ------         ------           ---
Janus Aspen Mid Cap Growth Portfolio
2002  .         11.385          8.038             0             N/A            N/A             N/A
2003  .         10.339         10.650             1             N/A            N/A             N/A
2004  .         10.650         12.614            26            13.567         16.086             7
2005  .         12.614         13.893             4            16.086         17.734             9
2006  .         13.893         15.476             4            17.734         19.775             9
2007  .         15.476         18.524             4            19.775         23.692             9
2008  .         18.524         10.224             4            23.692         13.090             8
---------       ------         ------            --            ------         ------           ---
Janus Aspen Worldwide Growth Portfolio
2002  .         11.512          8.387             1*            N/A            N/A             N/A
2003  .          8.387         10.199             1             N/A            N/A             N/A
2004  .         10.199          9.793             0             N/A            N/A             N/A
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Baron Growth Opportunities(4)
2006  .          N/A            N/A             N/A             N/A            N/A             N/A
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Capital Growth
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Cohen & Steers Global Real Estate
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          7.747          4.670             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Columbia Value Opportunities
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Core Fund(1)
2005  .          N/A            N/A             N/A            10.317         10.248             1*
2006  .         11.264         11.446             1            10.248         11.462             1*
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Delaware Bond
2002  .         10.118         10.961            43             N/A            N/A             N/A
2003  .         10.961         11.561           183            10.303         10.878             3
2004  .         11.561         11.969           240            10.878         11.273            37
2005  .         11.969         12.077           297            11.273         11.386            55
2006  .         12.077         12.434           289            11.386         11.734            64
2007  .         12.434         12.890           254            11.734         12.177            62
2008  .         12.890         12.302           202            12.177         11.633            53
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Growth and Income
2005  .         10.008         10.361            22            10.253         10.367             3
2006  .         10.361         11.417            22            10.367         11.435             3
2007  .         11.417         11.882            22            11.435         11.912             3
2008  .         11.882          7.477            21            11.912          7.503             3
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Social Awareness
2002  .         11.511          8.802             0             N/A            N/A             N/A
2003  .         10.812         11.411             1             N/A            N/A             N/A
2004  .         11.411         12.644             3            13.630         15.118             4
2005  .         12.644         13.926             9            15.118         16.667             7
2006  .         13.926         15.377            10            16.667         18.422             6
2007  .         15.377         15.566             9            18.422         18.667             6
2008  .         15.566         10.037             8            18.667         12.049             3
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Delaware Special Opportunities
2007  .          9.227          9.137             2             N/A            N/A             N/A
2008  .          9.137          5.672             1             8.182          5.681             2
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP FI Equity-Income
2005  .          N/A            N/A             N/A            10.161         10.475             1
2006  .          N/A            N/A             N/A            10.475         11.441             1
2007  .          N/A            N/A             N/A            11.441         11.720             1
2008  .          N/A            N/A             N/A            11.720          7.096             1
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Growth Fund(2)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         11.232         11.262             1             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Growth Opportunities(3)
2005  .          N/A            N/A             N/A             N/A            N/A             N/A
2006  .         13.364         12.355             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Janus Capital Appreciation
2002  .         11.622          8.334             0             N/A            N/A             N/A
2003  .         10.451         10.854             1             N/A            N/A             N/A
2004  .         10.854         11.234             0             N/A            N/A             N/A
2005  .         11.234         11.509             1*            N/A            N/A             N/A
2006  .         11.509         12.409             1             N/A            N/A             N/A
2007  .         12.409         14.691             1             N/A            N/A             N/A
2008  .         14.691          8.547             1*            N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Marsico International Growth
2007  .         11.410         11.142             1            11.209         11.149             1
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP MFS Value
2007  .          9.760          9.704             2             9.673          9.710             3
2008  .          9.704          6.443             2             9.710          6.454             2
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Mid-Cap Value
2007  .         10.204          8.633             1             8.699          8.638             2
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Mondrian International Value
2002  .         11.025          9.659             1*            N/A            N/A             N/A
2003  .          9.659         13.450             4             N/A            N/A             N/A
2004  .         13.450         15.992             9            14.665         17.454             5
2005  .         15.992         17.695            24            17.454         19.331             6
2006  .         17.695         22.617            22            19.331         24.733             6
2007  .         22.617         24.790            21            24.733         27.137             6
2008  .         24.790         15.438            18            27.137         16.917             3
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Money Market Fund
2002  .         10.022          9.991             8             N/A            N/A             N/A
2003  .          9.991          9.889            23             N/A            N/A             N/A
2004  .          9.889          9.808            28             9.899          9.827            13
2005  .          9.808          9.911           205             9.827          9.941            18
2006  .          9.911         10.200           153             9.941         10.241            22
2007  .         10.200         10.526            53            10.241         10.579            19
2008  .         10.526         10.592            96            10.579         10.655            16
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Bond Index
2008  .         10.003         10.454             5             9.828         10.459             6
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Developed International 150
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Emerging Markets 100
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA International Index
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Large Cap 100
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA S&P 500 Index
2007  .         11.432         11.305             1            11.452         11.334             1*
2008  .         11.305          6.963             6            11.334          6.988             1*
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Small Cap Index
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          8.919          5.919             5             6.579          5.929             2
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP SSgA Small/Mid Cap 200
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2002  .         12.412          8.497             0             N/A            N/A             N/A
2003  .         10.213         11.080             2             N/A            N/A             N/A
2004  .         11.080         12.381             1             N/A            N/A             N/A
2005  .         12.381         13.367             1             N/A            N/A             N/A
2006  .         13.367         14.360             2             N/A            N/A             N/A
2007  .         14.360         16.036             2             N/A            N/A             N/A
2008  .         16.036          9.021             2             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Templeton Growth
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Turner Mid-Cap Growth
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP UBS Global Asset Allocation
2002  .         10.968          9.482             1*            N/A            N/A             N/A
2003  .          9.482         11.227             1             N/A            N/A             N/A
2004  .         11.227         12.533             8             N/A            N/A             N/A
2005  .         12.533         13.160             9             N/A            N/A             N/A
2006  .         13.160         14.815            16            14.867         16.258             1
2007  .         14.815         15.494            14            16.258         17.020             1
2008  .         15.494         10.172            13            17.020         11.185             1
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2010 Profile
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---
Lincoln VIP Wilshire 2020 Profile
2007  .          N/A            N/A             N/A             N/A            N/A             N/A
2008  .          N/A            N/A             N/A             N/A            N/A             N/A
---------       ------         ------           ---            ------         ------           ---

                             with EGMDB                                      with GOP
             -------------------------------------------    -------------------------------------------
              Accumulation unit value                        Accumulation unit value
             --------------------------      Number of      --------------------------      Number of
              Beginning        End of       accumulation     Beginning        End of       accumulation
              of period        period          units         of period        period          units
             -----------    -----------    -------------    -----------    -----------    -------------
                 (Accumulation unit value in dollars and Number of accumulation units in thousands)
Lincoln VIP Wilshire 2030 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------        --             --              ---           ------           --
Lincoln VIP Wilshire 2040 Profile
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------        --             --              ---           ------           --
Lincoln VIP Wilshire Aggressive Profile
2005  .         10.849         10.878             3            N/A             N/A             N/A
2006  .         10.878         12.434             3            N/A             N/A             N/A
2007  .         12.434         13.537             3            N/A             N/A             N/A
2008  .         13.537          7.903             3            N/A             N/A             N/A
---------       ------         ------           ---           ------           --
Lincoln VIP Wilshire Conservative Profile
2005  .         10.262         10.249             4            N/A             N/A             N/A
2006  .         10.249         10.989            13            N/A             N/A             N/A
2007  .          N/A            N/A             N/A            N/A             N/A             N/A
2008  .          N/A            N/A             N/A            N/A             N/A             N/A
---------       ------         ------           ---           ------           --
Lincoln VIP Wilshire Moderate Profile
2005  .         10.259         10.466            48            N/A             N/A             N/A
2006  .         10.466         11.501           111           10.768          11.519             1
2007  .         11.501         12.324            95           11.519          12.356             1
2008  .         12.324          8.868            88           12.356           8.900             3
---------       ------         ------           ---           ------          ------           ---
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .          N/A            N/A             N/A           10.080          10.649            20
2006  .         11.620         11.913             1           10.649          11.932            19
2007  .         11.913         12.830             2           11.932          12.863            18
2008  .          N/A            N/A             N/A           12.863           8.408            16
---------       ------         ------           ---           ------          ------           ---
MFS VIT Core Equity
2002  .         11.893          8.192             1*           N/A             N/A             N/A
2003  .          8.192         10.236             1            N/A             N/A             N/A
2004  .         10.236         11.280             2            N/A             N/A             N/A
2005  .         11.280         11.252             1            N/A             N/A             N/A
2006  .         11.252         12.557             1            N/A             N/A             N/A
2007  .         12.557         13.687             1            N/A             N/A             N/A
2008  .         13.687          8.165             1            N/A             N/A             N/A
---------       ------         ------           ---           ------          ------           ---
MFS VIT Growth Series
2002  .         12.134          7.879             1*           N/A             N/A             N/A
2003  .          7.879         10.065             3            N/A             N/A             N/A
2004  .         10.065         11.154             3           13.041          14.466             1
2005  .         11.154         11.945             1           14.466          15.507             1
2006  .         11.945         12.637             1           15.507          16.422             1
2007  .         12.637         15.018             1           16.422          19.535             1
2008  .         15.018          9.221             1           19.535          12.006             1
---------       ------         ------           ---           ------          ------           ---
MFS VIT Total Return Series
2002  .         10.635          9.889            20            N/A             N/A             N/A
2003  .          9.889         11.278            81           10.399          11.872             5
2004  .         11.278         12.311           105           11.872          12.972            15
2005  .         12.311         12.418           149           12.972          13.098            13
2006  .         12.418         13.627           200           13.098          14.388            17
2007  .         13.627         13.925           174           14.388          14.717            17
2008  .         13.925         10.634           157           14.717          11.250            13
---------       ------         ------           ---           ------          ------           ---
MFS VIT Utilities Series
2002  .          9.846          7.457             1            N/A             N/A             N/A
2003  .          7.457          9.940             5            N/A             N/A             N/A
2004  .          9.940         12.689             8           15.184          19.404             3
2005  .         12.689         14.543            18           19.404          22.260             8
2006  .         14.543         18.724            22           22.260          28.689             9
2007  .         18.724         23.482            22           28.689          36.015             7
2008  .         23.482         14.357            26           36.015          22.042             6
---------       ------         ------           ---           ------          ------           ---

                            with EGMDB                                   with GOP
             ----------------------------------------    ----------------------------------------
             Accumulation unit value                     Accumulation unit value
             -----------------------      Number of      -----------------------      Number of
              Beginning      End of      accumulation     Beginning      End of      accumulation
              of period      period         units         of period      period         units
             -----------    --------    -------------    -----------    --------    -------------
              (Accumulation unit value in dollars and Number of accumulation units in thousands)
Neuberger Berman AMT Mid-Cap Growth Portfolio
2002  .         12.003        8.306            3             N/A          N/A            N/A
2003  .          8.306       10.459           15             9.949      12.540             1
2004  .         10.459       11.959           23            12.540      14.354             8
2005  .         11.959       13.373           25            14.354      16.067            12
2006  .         13.373       15.080           19            16.067      18.135            12
2007  .         15.080       18.166           11            18.135      21.868            12
2008  .         18.166       10.114            6            21.868      12.187            12
---------       ------       ------           --            ------      ------           ---
Neuberger Berman AMT Regency Portfolio
2002  .         11.152        9.792            1*            N/A          N/A            N/A
2003  .          9.792       13.087            1             N/A          N/A            N/A
2004  .         13.087       15.744            4            13.980      16.834             4
2005  .         15.744       17.336            8            16.834      18.555             6
2006  .         17.336       18.947           12            18.555      20.300             6
2007  .         18.947       19.243           10            20.300      20.637             6
2008  .         19.243       10.250            8            20.637      11.003             5
---------       ------       ------           --            ------      ------           ---
Putnam VT Growth and Income Fund
2002  .         10.862        8.643            0             N/A          N/A            N/A
2003  .          8.103       10.825            4             N/A          N/A            N/A
2004  .         10.825       11.825            2             N/A          N/A            N/A
2005  .         11.825       12.234            2             N/A          N/A            N/A
2006  .         12.234       13.941            2             N/A          N/A            N/A
2007  .         13.941       12.878            2             N/A          N/A            N/A
2008  .         12.878        7.761            2             N/A          N/A            N/A
---------       ------       ------           --            ------      ------           ---
Putnam VT Health Sciences Fund
2002  .         10.566        8.269            7             N/A          N/A            N/A
2003  .          8.269        9.624            5             N/A          N/A            N/A
2004  .          9.624       10.136            6            11.331      11.946             1*
2005  .         10.136       11.280            5            11.946      13.308             1*
2006  .         11.280       11.400            2            13.308      13.462             1*
2007  .         11.400       11.141            2            13.462      13.169             1*
2008  .         11.141        9.083            2            13.169      10.747             1*
---------       ------       ------           --            ------      ------           ---

*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                                    SAI 1

Lincoln ChoicePlus IISM Advance
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus IISM Advance prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus IISM Advance prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $8,920,347, $11,095,671, and $9,599,993 to LFA and Selling Firms in 2006, 2007, and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York appear on the following pages.

                               PROSPECTUS 2

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln Life Variable Annuity Account N
Individual Variable Annuity Contracts
Home Office:
The Lincoln National Life Insurance Company
1300 South Clinton Street
Fort Wayne, IN 46802-7866
www.LincolnFinancial.com
1-888-868-2583

This prospectus describes an individual flexible premium deferred variable annuity contract that is issued by The Lincoln National Life Insurance Company (Lincoln Life). This prospectus is primarily for use with nonqualified plans and qualified retirement plans under Sections 408 (IRAs) and 408A (Roth IRAs) of the tax code. Generally, you do not pay federal income tax on the contract's growth until it is paid out. Qualified retirement plans already provide for tax deferral. Therefore, there should be reasons other than tax deferral for acquiring the contract within a qualified plan. The contract is designed to accumulate contract value and to provide retirement income that you cannot outlive or for an agreed upon time. These benefits may be a variable or fixed amount, if available, or a combination of both. If you die before the annuity commencement date, we will pay your beneficiary a death benefit. In the alternative, you generally may choose to receive a death benefit upon the death of the annuitant.

The minimum initial purchase payment for the contract is $10,000. Additional purchase payments may be made to the contract and must be at least $100 per payment ($25 if transmitted electronically), and at least $300 annually.

Except as noted below, you choose whether your contract value accumulates on a variable or a fixed (guaranteed) basis or both. Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time. If your purchase payments are in the fixed account, we guarantee your principal and a minimum interest rate. For the life of your contract or during certain periods, we may impose restrictions on the fixed account. Also, an interest adjustment may be applied to any withdrawal, surrender or transfer from the fixed account before the expiration date of a guaranteed period.

We do offer variable annuity contracts that have lower fees.

You should carefully consider whether or not this contract is the best product for you.

All purchase payments for benefits on a variable basis will be placed in Lincoln Life Variable Annuity Account N (variable annuity account [VAA]). The VAA is a segregated investment account of Lincoln Life. You take all the investment risk on the contract value and the retirement income for amounts placed into one or more of the contract's variable options. If the subaccounts you select make money, your contract value goes up; if they lose money, it goes down. How much it goes up or down depends on the performance of the subaccounts you select. We do not guarantee how any of the variable options or their funds will perform. Also, neither the U.S. Government nor any federal agency insures or guarantees your investment in the contract. The contracts are not bank deposits and are not endorsed by any bank or government agency.

The available funds are listed below:

AIM Variable Insurance Funds (Series II):
     AIM V.I. Capital Appreciation Fund*
     AIM V.I. Core Equity Fund*
     AIM V.I. International Growth Fund*
AllianceBernstein Variable Products Series Fund (Class B):
     AllianceBernstein VPS Global Thematic Growth Portfolio
     (formerly AllianceBernstein VPS Global Technology Portfolio)
     AllianceBernstein VPS Growth and Income Portfolio
     AllianceBernstein VPS International Value Portfolio
     AllianceBernstein VPS Large Cap Growth Portfolio*
     AllianceBernstein VPS Small/Mid Cap Value Portfolio

American Century Investments Variable Products (Class II):
     American Century Investments VP Inflation Protection Fund
American Funds Insurance SeriesSM (Class 2):
   American Funds Global Growth Fund
     American Funds Global Small Capitalization Fund
     American Funds Growth Fund
     American Funds Growth-Income Fund
     American Funds International Fund
BlackRock Variable Series Funds, Inc. (Class III)
     BlackRock Global Allocation V.I. Fund*

Delaware VIP Trust (Service Class):
   Delaware VIP Diversified Income Series
   Delaware VIP Emerging Markets Series
     Delaware VIP High Yield Series
     Delaware VIP Limited-Term Diversified Income Series
     (formerly Delaware VIP Capital Reserves Series)
     Delaware VIP REIT Series*
     Delaware VIP Small Cap Value Series
     Delaware VIP Trend Series
     Delaware VIP U.S. Growth Series
     Delaware VIP Value Series
DWS Investments VIT Funds (Class B):
     DWS Equity 500 Index VIP*
     DWS Small Cap Index VIP*
DWS Variable Series II (Class B):
     DWS Alternative Asset Allocation Plus VIP Portfolio*
Fidelity (Reg. TM) Variable Insurance Products (Service Class 2):
     Fidelity (Reg. TM) VIP Contrafund Portfolio
     Fidelity (Reg. TM) VIP Equity-Income Portfolio*
     Fidelity (Reg. TM) VIP Growth Portfolio
     Fidelity (Reg. TM) VIP Mid Cap Portfolio
     Fidelity (Reg. TM) VIP Overseas Portfolio
Franklin Templeton Variable Insurance Products Trust (Class 2):
     FTVIPT Franklin Income Securities Fund
     FTVIPT Franklin Small-Mid Cap Growth Securities Fund
     FTVIPT Mutual Shares Securities Fund
     FTVIPT Templeton Global Bond Securities Fund*
     (formerly FTVIPT Templeton Global Income Securities Fund)
     FTVIPT Templeton Growth Securities Fund*
Janus Aspen Series (Service Class):
     Janus Aspen Balanced Portfolio*
     Janus Aspen Enterprise Portfolio*
     (formerly Janus Aspen Mid Cap Growth Portfolio)
     Janus Aspen Worldwide Portfolio*
     (formerly Janus Aspen Worldwide Growth Portfolio)
Lincoln Variable Insurance Products Trust (Service Class):
     LVIP Baron Growth Opportunities Fund
     LVIP Capital Growth Fund
     LVIP Cohen & Steers Global Real Estate Fund
     LVIP Columbia Value Opportunities Fund
     LVIP Delaware Bond Fund
     LVIP Delaware Foundation Aggressive Allocation Fund*
     LVIP Delaware Growth and Income Fund
     LVIP Delaware Social Awareness Fund
     LVIP Delaware Special Opportunities Fund
     LVIP FI Equity-Income Fund*
     LVIP Global Income Fund*
     LVIP Janus Capital Appreciation Fund
     LVIP Marsico International Growth Fund

     LVIP MFS Value Fund
     LVIP Mid-Cap Value Fund
     LVIP Mondrian International Value Fund
     LVIP Money Market Fund
     LVIP SSgA Bond Index Fund
     LVIP SSgA Developed International 150 Fund
     LVIP SSgA Emerging Markets 100 Fund
     LVIP SSgA International Index Fund
     LVIP SSgA Large Cap 100 Fund
     LVIP SSgA Small/Mid Cap 200 Fund
     LVIP SSgA S&P 500 Index Fund**
     LVIP SSgA Small-Cap Index Fund
     LVIP T. Rowe Price Growth Stock Fund
     LVIP T. Rowe Price Structured Mid-Cap Growth Fund
     LVIP Templeton Growth Fund
     LVIP Turner Mid-Cap Growth Fund
     LVIP UBS Global Asset Allocation Fund*
     LVIP Wilshire 2010 Profile Fund*
     LVIP Wilshire 2020 Profile Fund*
     LVIP Wilshire 2030 Profile Fund*
     LVIP Wilshire 2040 Profile Fund*
     LVIP Wilshire Aggressive Profile Fund
     LVIP Wilshire Conservative Profile Fund
     LVIP Wilshire Moderate Profile Fund
     LVIP Wilshire Moderately Aggressive Profile Fund
MFS (Reg. TM) Variable Insurance TrustSM (Service Class):
     MFS (Reg. TM) VIT Core Equity Series*
     MFS (Reg. TM) VIT Growth Series*
     MFS (Reg. TM) VIT Total Return Series
     MFS (Reg. TM) VIT Utilities Series
Neuberger Berman Advisers Management Trust (I Class):
     Neuberger Berman AMT Mid-Cap Growth Portfolio*
     Neuberger Berman AMT Regency Portfolio*
PIMCO Variable Insurance Trust (Advisor Class)
     PIMCO VIT Commodity Real Return Strategy Portfolio*
Putnam Variable Trust (Class IB):
     Putnam VT Global Health Care Fund*
     (formerly Putnam VT Health Sciences Fund)
     Putnam VT Growth & Income Fund*

* Not all funds are available in all contracts. Refer to Description of Funds for specific information regarding the availability of funds.

**"S&P 500" is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Lincoln Variable Insurance Products Trust and its affiliates. The product is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of purchasing the product. (Please see the Statement of Additional Information which sets forth additional disclaimers and limitations of liability on behalf of S&P.)

This prospectus gives you information about the contracts that you should know before you decide to buy a contract and make purchase payments. You should also review the prospectuses for the funds that accompany this prospectus, and keep all prospectuses for future reference.

Neither the SEC nor any state securities commission has approved this contract or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

More information about the contracts is in the current Statement of Additional Information (SAI), dated the same date as this prospectus. The SAI is incorporated by reference into this prospectus and is legally part of this prospectus. For a free copy of the SAI, write: The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583. The SAI and other information about Lincoln Life and the VAA are also available on the SEC's website (http://www.sec.gov). There is a table of contents for the SAI on the last page of this prospectus.

May 1, 2009

Table of Contents


Item                                                          Page
Special Terms                                                  5
Expense Tables                                                 7
Summary of Common Questions                                   17
The Lincoln National Life Insurance Company                   19
Variable Annuity Account (VAA)                                20
Investments of the Variable Annuity Account                   21
Charges and Other Deductions                                  26
The Contracts                                                 32
 Purchase Payments                                            33
 Persistency Credits                                          33
 Transfers On or Before the Annuity Commencement Date         34
 Surrenders and Withdrawals                                   37
 Death Benefit                                                39
 Investment Requirements                                      43
 Living Benefit Riders                                        48
 Lincoln Lifetime IncomeSM Advantage                          48
 Lincoln SmartSecurity (Reg. TM) Advantage                    58
 i4LIFE (Reg. TM) Advantage                                   63
 Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage    68
 4LATER (Reg. TM) Advantage                                   71
 Annuity Payouts                                              75
 Fixed Side of the Contract                                   77
Distribution of the Contracts                                 79
Federal Tax Matters                                           80
Additional Information                                        85
 Voting Rights                                                85
 Return Privilege                                             85
 Other Information                                            86
 Legal Proceedings                                            86
Contents of the Statement of Additional Information (SAI)
for Lincoln Life Variable Annuity Account N                   87
Appendix A - Condensed Financial Information                  A-1
Appendix B - Condensed Financial Information                  B-1

Special Terms
In this prospectus, the following terms have the indicated meanings:

4LATER (Reg. TM) Advantage or 4LATER (Reg. TM) - An option that provides an Income Base during the accumulation period, which can be used to establish a Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage in the future.

Account or variable annuity account (VAA) - The segregated investment account, Account N, into which we set aside and invest the assets for the variable side of the contract offered in this prospectus.

Account Value - Under i4LIFE (Reg. TM) Advantage, the initial Account Value is the contract value on the valuation date that i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value equals the initial Account Value plus investment gains minus losses, regular income payments, Guaranteed Income Benefit payments, and withdrawals.

Accumulation unit - A measure used to calculate contract value for the variable side of the contract before the annuity commencement date and to calculate the i4LIFE (Reg. TM) Advantage Account Value during the Access Period.

Annuitant - The person upon whose life the annuity benefit payments are based, and upon whose life a death benefit may be paid.

Annuity commencement date - The valuation date when funds are withdrawn or converted into annuity units or fixed dollar payout for payment of retirement income benefits under the annuity payout option you select.

Annuity payout - An amount paid at regular intervals after the annuity commencement date under one of several options available to the annuitant and/or any other payee. This amount may be paid on a variable or fixed basis, or a combination of both.

Annuity unit - A measure used to calculate the amount of annuity payouts for the variable side of the contract after the annuity commencement date. See Annuity Payouts.

Beneficiary - The person you choose to receive any death benefit paid if you die before the annuity commencement date.

Contractowner (you, your, owner) - The person who can exercise the rights within the contract (decides on investment allocations, transfers, payout option, designates the beneficiary, etc.). Usually, but not always, the contractowner is the annuitant.

Contract value (may be referenced to as account value in marketing materials) - At a given time before the annuity commencement date, the total value of all accumulation units for a contract plus the value of the fixed side of the contract, if any.

Contract year - Each one-year period starting with the effective date of the contract and starting with each contract anniversary after that.

Death benefit - Before the annuity commencement date, the amount payable to your designated beneficiary if the contractowner dies or, if selected, to the contractowner if the annuitant dies. See The Contracts - Death Benefit for a description of the various death benefit options.

Good Order - The actual receipt at our Home Office of the requested transaction in writing or by other means we accept, along with all information and supporting legal documentation necessary to effect the transaction. The forms we provide will identify the necessary documentation. We may, in our sole discretion, determine whether any particular transaction request is in good order, and we reserve the right to change or waive any good order requirements at any time.

Guaranteed Income Benefit - An option that provides a guaranteed minimum payout floor for the i4LIFE (Reg. TM) Advantage regular income payments. The calculation of the Guaranteed Income Benefit or the features applicable to the Guaranteed Income Benefit may vary based on the rider provisions applicable to certain contractowners.

i4LIFE (Reg. TM) Advantage - An income program which combines periodic variable lifetime income payments with the ability to make withdrawals during a defined period.

Lincoln Life (we, us, our) - The Lincoln National Life Insurance Company.

Lincoln Lifetime IncomeSM Advantage - Provides minimum guaranteed lifetime periodic withdrawals that may increase. The Lincoln Lifetime IncomeSM Advantage Plus may provide an amount equal to the excess of the initial Guaranteed Amount over the current contract value.

Lincoln SmartSecurity (Reg. TM) Advantage - Provides minimum guaranteed periodic withdrawals (for life, if the 1 Year Automatic Step-Up option is chosen), regardless of the investment performance of the contract and provided certain conditions are met, that may increase due to subsequent purchase payments and step-ups.

Living Benefit - A general reference to certain riders that may be available for purchase that provide some type of a minimum guarantee while you are alive. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you may be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage, Lincoln Lifetime Income AdvantageSM, 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit).

Persistency credit - The additional amount credited to the contract after the seventh contract anniversary.

Purchase payments - Amounts paid into the contract.

Subaccount - The portion of the VAA that reflects investments in accumulation and annuity units of a class of a particular fund available under the contracts. There is a separate subaccount which corresponds to each class of a fund.

Valuation date - Each day the New York Stock Exchange (NYSE) is open for trading.

Valuation period - The period starting at the close of trading (currently 4:00 p.m. New York time) on each day that the NYSE is open for trading (valuation date) and ending at the close of such trading on the next valuation date.

Expense Tables
The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the contract.

The first table describes the fees and expenses that you will pay at the time that you buy the contract, surrender the contract, or transfer contract value between investment options and/or the fixed account. State premium taxes may also be deducted.


Contractowner Transaction Expenses:



  o   Surrender charge (as a percentage of purchase payments surrendered/withdrawn):      7.00%*

* The surrender charge percentage is reduced over time. The later the redemption occurs, the lower the surrender charge with respect to that surrender or withdrawal. We may reduce or waive this charge in certain situations. See Charges and Other Deductions - Surrender Charge.


We may apply the interest adjustment to amounts being withdrawn, surrendered or transferred from a guaranteed period account only (except for dollar cost averaging, portfolio rebalancing, cross-reinvestment, withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and regular income payments under i4LIFE (Reg. TM) Advantage). See Fixed Side of the Contract.

The next table describes the fees and expenses that you will pay periodically during the time that you own the contract, not including fund fees and expenses.

Annual Account Fee: $35*

Separate Account Annual Expenses (as a percentage of average daily net assets in the subaccounts):


                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            2.00%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount**                                 2.10%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.80%               1.55%                  1.50%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.90%               1.65%                  1.60%

*The account fee will be waived if your contract value is $100,000 or more at the end of any particular contract year. This account fee may be less in some states and will be waived after the fifteenth contract year.

**For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A.


In the event of a subsequent death benefit change, the charge will be based on the charges in effect at the time the contract was purchased.

Optional Rider Charges:


Lincoln Lifetime IncomeSM Advantage:

                                        Lincoln Lifetime IncomeSM
                                                Advantage
                                       Single or Joint Life Option
                                      ----------------------------
o   Guaranteed maximum annual
    percentage charge*                           1.50%
o   Current annual percentage
    charge* **                                   0.90%
o   Additional charge for Lincoln
    Lifetime IncomeSM Advantage
    Plus*                                        0.15%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. These changes to the Guaranteed Amount are discussed below. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or (b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000.

Lincoln SmartSecurity (Reg. TM) Advantage:


                                Lincoln SmartSecurity (Reg. TM)
                                  Advantage - 5 Year Elective
                                       Step-Up option+ **
                               ---------------------------------
o   Guaranteed maximum annual
    percentage charge*                      0.95%
o   Current annual percentage
    charge*                                 0.65%



      Lincoln SmartSecurity (Reg. TM)    Lincoln SmartSecurity (Reg. TM)
        Advantage - 1 Year Automatic      Advantage - 1 Year Automatic
               Step-Up option                    Step-Up option
     - Single Life (and prior version)            - Joint Life
    ----------------------------------- --------------------------------
o
                  1.50%                              1.50%
o
                  0.65%                              0.80%

*The annual percentage charge is assessed against the Guaranteed Amount (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, and step-ups and decreased for withdrawals. This charge is deducted from the contract value on a quarterly basis. See Charges and Other Deductions for further information.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount.

+As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM)Advantage - 5 Year Elective Step-up option is no longer available for purchase.



4LATER (Reg. TM) Advantage:




  o   Guaranteed maximum annual percentage charge*      1.50%
  o   Current annual percentage charge* **              0.65%

*The annual percentage charge for the 4LATER (Reg. TM) Advantage is multiplied by the Income Base (initial purchase payment or contract value at the time of election) as increased for subsequent purchase payments, automatic 15% Enhancements, and Resets and decreased for withdrawals. The 4LATER (Reg. TM) Advantage charge is deducted from the subaccounts on a quarterly basis.

**For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes charges that apply only when i4LIFE (Reg. TM) Advantage is in effect. The charge for any Guaranteed Income Benefit, if elected, is added to the i4LIFE (Reg. TM) Advantage charge and the total is deducted from your average daily account value.

i4LIFE (Reg. TM) Advantage Payout Phase (On and After the Periodic Income Commencement Date):


i4LIFE (Reg. TM) Advantage (as a daily percentage of average account value):

                        Enhanced Guaranteed      Guarantee of
                        Minimum Death            Principal Death
                        Benefit (EGMDB)          Benefit             Account Value Death Benefit
                        ---------------------    ----------------    ----------------------------
o   Annual charge*             2.30%                  2.05%                     2.00%

*During the Lifetime Income Period, the charge will be the same rate as the i4LIFE (Reg. TM) Advantage Account Value Death Benefit.

Optional Rider Charges :


i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%**
  o   Current annual percentage charge                 0.50%*

4LATER (Reg. TM) Advantage Guaranteed Income Benefit (as a daily percentage of average account value):



  o   Guaranteed maximum annual percentage charge      1.50%
  o   Current annual percentage charge                 0.65%* ***

For example, if you purchase the i4LIFE (Reg. TM) Advantage EGMDB for 2.30% with the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit at a maximum charge of 1.50%, your total annual charge is 3.80% (as a daily percentage of average account value).

*The percentage charge will change to the current charge in effect upon election of a new step-up period, not to exceed the guaranteed maximum charge.

**Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed the ability in the future to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and may purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase the Lincoln Lifetime IncomeSM Advantage.

***For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base.


The next table describes the separate account annual expenses (as a percentage of average daily net assets in the subaccounts) you pay on and after the Annuity Commencement Date:



  o   Mortality and expense risk charge and Administrative charge      1.40%

The next item shows the minimum and maximum total annual operating expenses charged by the funds that you may pay periodically during the time that you own the contract. The expenses are for the year ended December 31, 2008. More detail concerning each fund's fees and expenses is contained in the prospectus for each fund.



                                                    Maximum      Minimum
                                                   ---------    --------
Total Annual Fund Operating Expenses
(expenses that are deducted from fund assets,
including management fees, distribution and/or
service (12b-1) fees, and other expenses):         4.15%        0.53%
Net Total Annual Fund Operating Expenses
(after contractual waivers/reimbursements*):       1.81%        0.53%

* 38 of the funds have entered into contractual waiver or reimbursement arrangements that may reduce fund management and other fees and/or expenses during the period of the arrangement. These arrangements vary in length, but no arrangement will terminate before April 30, 2010.

The following table shows the expenses charged by each fund for the year ended December 31, 2008:


(as a percentage of each fund's average net assets):

                                                                         Management                      Other
                                                                            Fees        12b-1 Fees      Expenses
                                                                          (before        (before        (before
                                                                            any            any            any
                                                                          waivers/       waivers/       waivers/
                                                                         reimburse-     reimburse-     reimburse-
                                                                           ments)   +     ments)   +     ments)   +
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)                  0.61   %       0.25   %       0.30   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                        0.61           0.25           0.29
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)               0.71           0.25           0.35
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.75           0.25           0.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.55           0.25           0.07
AllianceBernstein VPS International Value Portfolio (Class B)            0.74           0.25           0.07
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)               0.75           0.25           0.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.75           0.25           0.11
American Century VP Inflation Protection Fund (Class II)(6)(7)           0.48           0.25           0.01
American Funds Global Growth Fund (Class 2)(1)                           0.53           0.25           0.02
American Funds Global Small Capitalization Fund (Class 2)(1)             0.71           0.25           0.03
American Funds Growth Fund (Class 2)(1)                                  0.32           0.25           0.01
American Funds Growth-Income Fund (Class 2)(1)                           0.27           0.25           0.01
American Funds International Fund (Class 2)(1)                           0.49           0.25           0.03
BlackRock Global Allocation V.I. Fund (Class III)                        0.65           0.25           0.13
Delaware VIP Diversified Income Series (Service Class)(8)                0.62           0.30           0.11
Delaware VIP Emerging Markets Series (Service Class)(8)                  1.24           0.30           0.17
Delaware VIP High Yield Series (Service Class)(8)                        0.65           0.30           0.12
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                               0.50           0.30           0.17
Delaware VIP REIT Series (Service Class)(8)                              0.75           0.30           0.12
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.73           0.30           0.12
Delaware VIP Trend Series (Service Class)(8                              0.75           0.30           0.12
Delaware VIP U.S. Growth Series (Service Class)(8                        0.65           0.30           0.11
Delaware VIP Value Series (Service Class)(8)                             0.65           0.30           0.11
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                                   0.20           0.25           0.33
DWS Equity 500 Index VIP (Class B)(14)(15)                               0.20           0.25           0.13
DWS Small Cap Index VIP (Class B)(14)                                    0.35           0.25           0.19
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)        0.56           0.25           0.10
Fidelity VIP Equity-Income Portfolio (Service Class 2)                   0.46           0.25           0.11
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)            0.56           0.25           0.12
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)           0.56           0.25           0.12
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)          0.71           0.25           0.16
FTVIPT Franklin Income Securities Fund (Class 2)(20)                     0.45           0.25           0.02
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                  0.50           0.25           0.28
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.60           0.25           0.13
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)               0.47           0.25           0.11
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                    0.74           0.25           0.04
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)           0.55           0.25           0.02



                                                                                                                 Total
                                                                                                               Expenses
                                                                                          Total                 (after
                                                                                         Expenses     Total    Contractu
                                                                                         (before   Contractual    ua
                                                                          Acquired         any      waivers/   waivers/
                                                                            Fund         waivers/  reimburse-  reimburse
                                                                          Fees and      reimburse-    ments       e-
                                                                          Expenses  =     ments)    (if any)    ments)
AIM V.I. Capital Appreciation Fund (Series II)(2)(3)(4)                  0.01   %       1.17   %
AIM V.I. Core Equity Fund (Series II)(2)(3)(4)(5)                        0.01           1.16       -0.01   %   1.15   %
AIM V.I. International Growth Fund (Series II)(2)(3)(4)(5)               0.02           1.33       -0.01       1.32
AllianceBernstein VPS Global Thematic Growth Portfolio (Class
 B)                                                                      0.00           1.18
AllianceBernstein VPS Growth and Income Portfolio (Class B)              0.00           0.87
AllianceBernstein VPS International Value Portfolio (Class B)            0.00           1.06
AllianceBernstein VPS Large Cap Growth Portfolio (Class B)               0.00           1.09
AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B)            0.00           1.11
American Century VP Inflation Protection Fund (Class II)(6)(7)           0.00           0.74
American Funds Global Growth Fund (Class 2)(1)                           0.00           0.80
American Funds Global Small Capitalization Fund (Class 2)(1)             0.00           0.99
American Funds Growth Fund (Class 2)(1)                                  0.00           0.58
American Funds Growth-Income Fund (Class 2)(1)                           0.00           0.53
American Funds International Fund (Class 2)(1)                           0.00           0.77
BlackRock Global Allocation V.I. Fund (Class III)                        0.00           1.03
Delaware VIP Diversified Income Series (Service Class)(8)                0.00           1.03       -0.05       0.98
Delaware VIP Emerging Markets Series (Service Class)(8)                  0.00           1.71       -0.05       1.66
Delaware VIP High Yield Series (Service Class)(8)                        0.00           1.07       -0.05       1.02
Delaware VIP Limited-Term Diversified Income Series (Service
 Class)(8)                                                               0.00           0.97       -0.05       0.92
Delaware VIP REIT Series (Service Class)(8)                              0.00           1.17       -0.05       1.12
Delaware VIP Small Cap Value Series (Service Class)(8)                   0.00           1.15       -0.05       1.10
Delaware VIP Trend Series (Service Class)(8                              0.00           1.17       -0.05       1.12
Delaware VIP U.S. Growth Series (Service Class)(8                        0.00           1.06       -0.05       1.01
Delaware VIP Value Series (Service Class)(8)                             0.00           1.06       -0.05       1.01
DWS Alternative Asset Allocation Plus VIP Portfolio (Class
 B)(9)(10)(11)(12)(13)                                                   1.35           2.13       -0.32       1.81
DWS Equity 500 Index VIP (Class B)(14)(15)                               0.00           0.58
DWS Small Cap Index VIP (Class B)(14)                                    0.00           0.79
Fidelity (Reg. TM) VIP Contrafund Portfolio (Service Class 2)(16)        0.00           0.91
Fidelity VIP Equity-Income Portfolio (Service Class 2)                   0.00           0.82
Fidelity (Reg. TM) VIP Growth Portfolio (Service Class 2)(17)            0.00           0.93
Fidelity (Reg. TM) VIP Mid Cap Portfolio (Service Class 2)(18)           0.00           0.93
Fidelity (Reg. TM) VIP Overseas Portfolio (Service Class 2)(19)          0.00           1.12
FTVIPT Franklin Income Securities Fund (Class 2)(20)                     0.00           0.72
FTVIPT Franklin Small-Mid Cap Growth Securities Fund (Class
 2)(21)                                                                  0.02           1.05       -0.02       1.03
FTVIPT Mutual Shares Securities Fund (Class 2)                           0.00           0.98
FTVIPT Templeton Global Bond Securities Fund (Class 2)(22)               0.00           0.83
FTVIPT Templeton Growth Securities Fund (Class 2)(20)                    0.00           1.03
Janus Aspen Balanced Portfolio (Service Class)(23)(24)(25)(26)           0.00           0.82

                                                                    Management                      Other
                                                                       Fees        12b-1 Fees      Expenses
                                                                     (before        (before        (before
                                                                       any            any            any
                                                                     waivers/       waivers/       waivers/
                                                                    reimburse-     reimburse-     reimburse-
                                                                      ments)   +     ments)   +     ments)   +
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                         0.64   %       0.25   %       0.03   %
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                     0.50           0.25           0.03
LVIP Baron Growth Opportunities Fund (Service Class)(30)            1.00           0.25           0.09
LVIP Capital Growth Fund (Service Class)(31)                        0.72           0.25           0.09
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                     0.95           0.25           0.18
LVIP Columbia Value Opportunities Fund (Service Class)(34)          1.05           0.25           0.20
LVIP Delaware Bond Fund (Service Class)                             0.33           0.35           0.07
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                     0.75           0.25           0.11
LVIP Delaware Growth and Income Fund (Service Class)                0.34           0.35           0.07
LVIP Delaware Social Awareness Fund (Service Class)                 0.37           0.35           0.07
LVIP Delaware Special Opportunities Fund (Service Class)            0.40           0.35           0.07
LVIP FI Equity-Income Fund (Service Class)(35)                      0.75           0.25           0.07
LVIP Global Income Fund (Service Class)(36)(37)                     0.65           0.25           0.19
LVIP Janus Capital Appreciation Fund (Service Class)(38)            0.75           0.25           0.10
LVIP Marsico International Growth Fund (Service Class)(39)          0.92           0.25           0.13
LVIP MFS Value Fund (Service Class)(40)                             0.66           0.25           0.08
LVIP Mid-Cap Value Fund (Service Class)(41)                         0.89           0.25           0.10
LVIP Mondrian International Value Fund (Service Class)              0.70           0.25           0.10
LVIP Money Market Fund (Service Class)(42)                          0.35           0.25           0.08
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                   0.40           0.25           0.13
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                     0.75           0.25           2.04
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)         1.09           0.25           2.81
LVIP SSgA International Index Fund (Service Class)(44)(49)          0.40           0.25           1.18
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                0.52           0.25           0.43
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)        0.69           0.25           0.66
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                    0.24           0.25           0.09
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                  0.32           0.25           0.15
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)            0.73           0.25           0.09
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.74           0.25           0.10
LVIP Templeton Growth Fund (Service Class)(58)                      0.74           0.25           0.08
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.89           0.25           0.18
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.74           0.25           0.11
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.60
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.31
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.45
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.25           0.25           0.76
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.25           0.25           0.08
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.25           0.25           0.05
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.25           0.25           0.03



                                                                                                            Total
                                                                                                          Expenses
                                                                                     Total                 (after
                                                                                    Expenses     Total    Contractu
                                                                                    (before   Contractual    ua
                                                                     Acquired         any      waivers/   waivers/
                                                                       Fund         waivers/  reimburse-  reimburse
                                                                     Fees and      reimburse-    ments       e-
                                                                     Expenses  =     ments)    (if any)    ments)
Janus Aspen Enterprise Portfolio (Service
 Class)(23)(24)(25)(26)(27)                                         0.00   %       0.92   %
Janus Aspen Worldwide Portfolio (Service
 Class)(23)(24)(25)(26)(28)(29)                                     0.00           0.78
LVIP Baron Growth Opportunities Fund (Service Class)(30)            0.00           1.34       -0.05   %   1.29   %
LVIP Capital Growth Fund (Service Class)(31)                        0.00           1.06       -0.03       1.03
LVIP Cohen & Steers Global Real Estate Fund (Service
 Class)(32)(33)                                                     0.00           1.38       -0.22       1.16
LVIP Columbia Value Opportunities Fund (Service Class)(34)          0.00           1.50
LVIP Delaware Bond Fund (Service Class)                             0.00           0.75
LVIP Delaware Foundation Aggressive Allocation Fund (Service
 Class)(78)(79)                                                     0.03           1.14       -0.13       1.01
LVIP Delaware Growth and Income Fund (Service Class)                0.00           0.76
LVIP Delaware Social Awareness Fund (Service Class)                 0.00           0.79
LVIP Delaware Special Opportunities Fund (Service Class)            0.00           0.82
LVIP FI Equity-Income Fund (Service Class)(35)                      0.00           1.07       -0.05       1.02
LVIP Global Income Fund (Service Class)(36)(37)                     0.00           1.09       -0.09       1.00
LVIP Janus Capital Appreciation Fund (Service Class)(38)            0.00           1.10       -0.07       1.03
LVIP Marsico International Growth Fund (Service Class)(39)          0.00           1.30       -0.01       1.29
LVIP MFS Value Fund (Service Class)(40)                             0.00           0.99
LVIP Mid-Cap Value Fund (Service Class)(41)                         0.00           1.24
LVIP Mondrian International Value Fund (Service Class)              0.00           1.05
LVIP Money Market Fund (Service Class)(42)                          0.00           0.68
LVIP SSgA Bond Index Fund (Service Class)(43)(44)                   0.00           0.78       -0.10       0.68
LVIP SSgA Developed International 150 Fund (Service
 Class)(45)(46)                                                     0.00           3.04       -2.28       0.76
LVIP SSgA Emerging Markets 100 Fund (Service Class)(47)(48)         0.00           4.15       -3.20       0.95
LVIP SSgA International Index Fund (Service Class)(44)(49)          0.00           1.83       -1.13       0.70
LVIP SSgA Large Cap 100 Fund (Service Class)(50)(51)                0.00           1.20       -0.49       0.71
LVIP SSgA Small/Mid Cap 200 Fund (Service Class)(53)(54)(55)        0.02           1.62       -0.89       0.73
LVIP SSgA S&P 500 Index Fund (Service Class)(52)                    0.00           0.58
LVIP SSgA Small-Cap Index Fund (Service Class)(56)                  0.00           0.72
LVIP T. Rowe Price Growth Stock Fund (Service Class)(57)            0.00           1.07
LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service
 Class)                                                             0.00           1.09
LVIP Templeton Growth Fund (Service Class)(58)                      0.00           1.07
LVIP Turner Mid-Cap Growth Fund (Service Class)(59)(60)             0.00           1.32       -0.09       1.23
LVIP UBS Global Asset Allocation Fund (Service Class)(61)           0.03           1.13
LVIP Wilshire 2010 Profile Fund (Service Class)(62)(63)(64)         0.51           1.61       -0.65       0.96
LVIP Wilshire 2020 Profile Fund (Service Class)(62)(63)(64)         0.52           1.33       -0.36       0.97
LVIP Wilshire 2030 Profile Fund (Service Class)(62)(63)(64)         0.53           1.48       -0.50       0.98
LVIP Wilshire 2040 Profile Fund (Service Class)(62)(63)(64)         0.54           1.80       -0.81       0.99
LVIP Wilshire Aggressive Profile Fund (Service Class)(62)(63)(65)   0.87           1.45       -0.13       1.32
LVIP Wilshire Conservative Profile Fund (Service
 Class)(62)(63)(65)                                                 0.72           1.27       -0.10       1.17
LVIP Wilshire Moderate Profile Fund (Service Class)(62)(63)(65)     0.78           1.31       -0.08       1.23

                                                                   Management                      Other
                                                                      Fees        12b-1 Fees      Expenses
                                                                    (before        (before        (before
                                                                      any            any            any
                                                                    waivers/       waivers/       waivers/
                                                                   reimburse-     reimburse-     reimburse-
                                                                     ments)   +     ments)   +     ments)   +
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                0.25   %       0.25   %       0.03   %
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)   0.75           0.25           0.20
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)            0.75           0.25           0.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)      0.74           0.25           0.07
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)         0.72           0.25           0.09
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)        0.83           0.00           0.09
Neuberger Berman AMT Regency Portfolio (I Class)(69)               0.85           0.00           0.12
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                        0.74           0.25           0.17
Putnam VT Global Health Care Fund (Class 1B)(75)(76)               0.70           0.25           0.16
Putnam VT Growth & Income Fund (Class 1B)(77)                      0.53           0.25           0.07



                                                                                                           Total
                                                                                                         Expenses
                                                                                    Total                 (after
                                                                                   Expenses     Total    Contractu
                                                                                   (before   Contractual    ua
                                                                    Acquired         any      waivers/   waivers/
                                                                      Fund         waivers/  reimburse-  reimburse
                                                                    Fees and      reimburse-    ments       e-
                                                                    Expenses  =     ments)    (if any)    ments)
LVIP Wilshire Moderately Aggressive Profile Fund (Service
 Class)(62)(63)(65)                                                0.81   %       1.34   %   -0.08   %   1.26   %
MFS (Reg. TM) VIT Core Equity Series (Service Class)(66)(67)(68)   0.00           1.20       -0.05       1.15
MFS (Reg. TM) VIT Growth Series (Service Class)(66)(68)            0.00           1.08
MFS (Reg. TM) VIT Total Return Series (Service Class)(66)(68)      0.00           1.06
MFS (Reg. TM) VIT Utilities Series (Service Class)(66)(68)         0.00           1.06
Neuberger Berman AMT Mid-Cap Growth Portfolio (I Class)(69)        0.00           0.92
Neuberger Berman AMT Regency Portfolio (I Class)(69)               0.00           0.97
PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor
 Class)(70)(71)(72)(73)(74)                                        0.09           1.25       -0.09       1.16
Putnam VT Global Health Care Fund (Class 1B)(75)(76)               0.01           1.12
Putnam VT Growth & Income Fund (Class 1B)(77)                      0.00           0.85

(1) The Series' investment adviser waived a portion of its management fee from September 1, 2004 (May 1, 2006 in the case of Global Growth and Income Fund and October 4, 2006 in the case of Global Bond Fund) through December 31, 2008. Management fees and total expenses in the table do not reflect any waivers. Information regarding the effect of any waiver on total annual fund operating expenses can be found in the Financial Highlights table in the prospectus and annual report.

(2) Except as otherwise noted, figures shown in the table are for the year ended December 31, 2008 and are expressed as a percentage of the Fund's average daily net assets. There is no guarantee that actual expenses will be the same as those shown in the table.

(3) Acquired Fund Fees and Expenses are not fees or expenses incurred by the fund directly but are expenses of the investment companies in which the fund invests. You incur these fees and expenses indirectly through the valuation of the fund's investment in those investment companies. As a result, the Net Annual Fund Operating Expenses listed above may exceed the limit on Total Annual Fund Operating Expenses, if any. The impact of the acquired fund fees and expense are included in the total returns of the Fund.

(4) The Fund's advisor has contractually agreed through April 30, 2010, to waive a portion of its advisory fees and or/or reimburse expenses of Series II shares to the extent necessary to limit Total Annual Operating Expenses of Series II shares to 1.45% of average daily net assets.

(5) The Fund's advisor has contractually agreed through at least April 30, 2010, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees Invesco AIM receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds. Fee Waiver reflects this agreement.

(6) The fund pays the advisor a single, unified management fee for arranging all services necessary for the fund to operate. The fee shown is based on assets during the fund's most recent fiscal year. The fund has a stepped fee schedule. As a result, the fund's unified management fee rate generally decreases as assets increase and increases as assets decrease.

(7) Other expenses include the fees and expenses of the fund's independent directors and their legal counsel, interest, and, if applicable, acquired fund fees and expenses.

(8) The Service Class shares are subject to an annual 12b-1 fee of not more than 0.30%. Effective May 1, 2009 through April 30, 2010, Delaware Distributors, L.P. has contracted to limit the Service Class shares 12b-1 fee to no more than 0.25% of average daily net assets.

(9) Management fee has two components: (i) a fee on assets invested in other DWS funds; and (ii) a fee on assets not invested in other DWS funds ("Other Assets"). The Advisor currently intends to invest substantially all the assets of the portfolio in other DWS funds. However, in the future, the portfolio may invest a larger portion, or all, of its assets in Other Assets. If the portfolio's assets are entirely invested in Other Assets, the management fee would be 1.20% of average daily net assets. However, in such a situation, the Acquired Fund (Underlying Fund) Fees and Expenses are expected to decrease. The Advisor will waive 0.15% of the management fee until the portfolio reaches $50 million in assets and the Advisor's global tactical asset allocation overlay strategy is implemented.

(10) The portfolio's shareholders bear indirectly the expenses of the shares of other DWS funds or ETF's in which the portfolio invests. Acquired Fund (Underlying Fund) Fees and Expenses for the initial fiscal year are based on the expected initial allocation of the portfolio assets. The Total Annual Operating Expenses will vary with changes in allocations to, and operating expenses of, the other DWS funds or ETFs in which the portfolio invest.

(11) "Acquired Funds (Underlying Funds) Fees and Expenses" includes impact of dividends on short sales for investments in DWS Market Neutral Fund. "Acquired Funds (Underlying Funds) Fees and Expenses" would be 1.20% excluding these dividends on short sales and the Total Annual Operating Expenses" would be 1.73% without these dividends on short sales.

(12) "Other Expenses" are based on estimated amounts for the current fiscal year, including 0.05% organizational and offering expenses expected to be incurred over the next twelve months only. Actual expenses may be different. Includes 0.10% administration fee paid to the Advisor.

(13) Through April 30, 2010, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses to the extent necessary to maintain the fund's operating expenses at 0.21% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest and acquired funds (underlying funds) fees and expenses (estimated at 1.35%).

(14) "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes 0.10% administration fee.


(15) Through September 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's operating expenses at 0.58% for Class B, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.

(16) Contrafund - A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.90% for Service Class 2. These offsets may be discontinued at any time.

(17) Growth. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(18) Mid Cap. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 0.92% for Service Class 2. These offsets may be discontinued at any time.

(19) Overseas. A portion of the brokerage commissions that the fund pays may be reimbursed and used to reduce the fund's expenses. In addition, through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances are used to reduce the fund's custodian expenses. Including these reductions, the total class operating expenses would have been 1.09% for Service Class 2. These offsets may be discontinued at any time.

(20) The Fund administration fee is paid indirectly through the management fee.

(21) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton money market fund (the Sweep Money Fund which is "the acquired fund" in this case) to the extent of the Fund's fees and expenses of the acquired fund. This reduction is required by the Trust's board of trustees and an exemptive order by the Securities and Exchange Commission (SEC); this arrangement will continue as long as the exemptive order is relied upon. This reduction is not reflected in Net Annual Fund operating expenses, which would be lower if it were.

(22) The Fund's name changed from Templeton Global Income Securities Fund effective as of May 1, 2009

(23) All expenses are shown without the effect of expense offset arrangements. Pursuant to such offset arrangements, credits realized as a result of uninvested cash balances are used to reduce custodian and transfer agent expenses.

(24) The "Management Fee" is the investment advisory fee rate paid by each Portfolio to Janus Capital as of the end of the fiscal year. For Worldwide Growth Portfolio, this fee may go up or down monthly based on the Portfolio's performance relative to its benchmark index over the performance measurement period..

(25) Because the 12b-1 fee is charged as an ongoing fee, over time the fee will increase the cost of your investment and may cost you more than paying other types of sales charges.

(26) Annual Fund Operating Expenses are stated both with and without contractual expense waivers by Janus Capital. Janus Capital has contractually agreed to waive certain Portfolios' total operating expenses (excluding the distribution and shareholder servicing fee, the administrative services fee applicable to certain Portfolios, brokerage commissions, interest, dividends, taxes, and extraordinary expenses including, but not limited to, acquired fund fees and expenses) to certain limits until at least May 1, 2010. The expense waivers shown reflect the application of such limits. The expense limits are described in the "Management Expenses" section of the Portfolio's Prospectus.

(27) Formerly known as Mid Cap Growth Portfolio.

(28) Worldwide Portfolio pays an investment advisory fee rate that adjusts up or down based upon the Portfolio's performance relative to its benchmark index during the measuring period. This fee rate, prior to any performance adjustment, is 0.60% for Worldwide Growth Portfolio; and may go up or down by a variable of up to 0.15% (assuming constant assets) on a monthly basis. Any such adjustment to the fee rate commenced February 2007 for Worldwide Portfolio, and may increase or decrease the Management Fee. Refer to the "Management Expenses" section in the Portfolio's Prospectus for additional information with further description in the Statement of Additional Information.

(29) Formerly known as Worldwide Growth Portfolio.

(30) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(31) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.03% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(32) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the advisor was terminated effective April 30, 2009.

(33) The adviser has contractually agreed to waive the following portion of its advisory fee for the fund: 0.22% on the first $250,000,000 of average daily net assets of the fund and 0.32% on the excess over $250,000,000 of average daily net assets of the fund. The fee waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(34) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.59% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(35) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.03% on the first $250,000,000 of average daily net assets of the fund; 0.08% on the next $500,000,000 of average daily net assets of the fund; and 0.13% of average daily net assets of the fund in excess of $750,000,000. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(36) The advisor has contractually agreed to waive 0.05% of its advisory fee for the fund. The waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(37) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 1.00% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(38) Effective May 1, 2009, the adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is:
     0.15% on the first $100,000,000 of average daily net assets of the fund; 0.10% of the next $150,000,000 of average daily net assets of the fund. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(39) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(40) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.05% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(41) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed

    1.29% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(42) The fund's distributor and fund's advisor have voluntarily agreed to waive fees and/or reimburse expenses to the extent necessary to prevent a negative yield for each class of shares of the fund. The voluntary waivers and reimbursements may be modified or terminated at any time, without notice, and are subject to future recapture by the fund's distributor and fund's advisor. There is no guarantee that the fund will be able to avoid a negative yield.

(43) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.07% on the first $500 million of average daily net assets of the fund and 0.12% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(44) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.70% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(45) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.35% on the first $100 million of average daily net assets of the fund and 0.43% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(46) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.76% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(47) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.69% on the first $100 million of average daily net assets of the fund and 0.76% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(48) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.95% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(49) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.06% on the first $500 million of average daily net assets of the fund and 0.09% of average daily net assets of the fund in excess of $500 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(50) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.12% on the first $100 million of average daily net assets of the fund and 0.22% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(51) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(52) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(53) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.71% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(54) The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.29% on the first $100 million of average daily net assets of the fund and 0.39% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(55) The Acquired Fund Fees and Expenses (AFFE) in the fund's chart are based on the 2008 fees and expenses of the underlying funds owned by this fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(56) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser was terminated effective April 30, 2009.

(57) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.11% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(58) The information in the expense table has been restated to reflect that the expense reimbursement agreement with the adviser and the distribution services waiver agreement with the distributor were terminated effective April 30, 2009.

(59) The adviser has contractually agreed to waive a portion of its advisory fee through April 30, 2010. The waiver amount is: 0.10% on the first $25 million and 0.05% on the next $50 million. The waiver will renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

(60) The adviser has contractually agreed to reimburse the fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses exceed 1.27% of average daily net assets. The Agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(61) Acquired Fund Fees and Expenses in the fund's fee chart are based on the 2008 fees and expenses of the UBS Relationship funds owned by the fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to the fund.

(62) Effective January 1, 2009, the advisor contractually agreed to waive the following portion of the its advisory fee for the Funds': 0.05% of average daily net assets of the Fund. The Agreement will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination of the Fund. The fee table has been restated to reflect this agreement.

(63) The adviser has contractually agreed to reimburse each fund's Service Class to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.45% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund. The fee table has been restated to reflect the new agreement.

(64) The "Acquired Fund Fees and Expenses (AFFE)" in the chart have been restated to reflect the expenses of the underlying funds in which the Profile Funds currently invest. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(65) The "Acquired Fund Fees and Expenses (AFFE)" in the chart are based on the 2008 fees and expenses of the underlying funds that were owned by each Profile fund during 2008 and are provided to show you an estimate of the underlying fees and expenses attributable to each fund. Each funds' expense ratio will vary based on the actual allocations to the underlying funds that occurred through the year.

(66) The fund has entered into an expense offset arrangement that reduces the fund's custodian fee based upon the amount of cash maintained by the fund with its custodian and dividend disbursing agent. Such fee reduction is not reflected in the table. Had this fee reduction been taken into account, "Total Annual Fund Operating Expenses" would be lower.

(67) MFS has agreed in writing to bear the series' expenses, such that "Other Expenses", determined without giving effect to the expense offset arrangements described above, do not exceed 0.15% annually. This written agreement excludes management fees, distribution and service fees, taxes, extraordinary expenses, brokerage and transaction costs and investment-
related expenses and will continue until at least April 30, 2010.

(68) The funds' Rule 12b-1 plan permits it to pay distribution and/or service fees to support the sale and distribution of the funds' Service Class shares and the services provided by financial intermediaries. The maximum rates that may be charged under the plan, together with details of any fee reduction arrangements, are set forth under "12b-1 fee" of the fund's prospectus.

(69) Neuberger Berman Management Inc. ("NBMI") has undertaken through December 31, 2012 to waive fees and/or reimburse certain operating expenses, including the compensation of NBMI (except with respect to Balanced, Short Duration Bond, Mid-Cap Growth, and Partners Portfolios) and excluding taxes, interest, extraordinary expenses, brokerage commissions and transaction costs, that exceed, in the aggregate, 1% of average daily net asset value of the Balanced, Short Duration Bond, Mid-Cap Growth and Partners Portfolios; and 1.50% of the average daily net asset value of the Regency Portfolio. The expense limitation arrangements for the Portfolios are contractual and any excess expenses can be repaid to NBMI within three years of the year incurred, provided such recoupment would not cause a Portfolio to exceed its respective limitation.

(70) "Management Fees" reflect an advisory fees and a supervisory and administrative fees payable by the Fund to PIMCO.

(71) "Other Expenses" reflect interest expense. Interest expense is based on the amounts incurred during the Portfolio's most recent fiscal year as a result of entering into certain investment, such as reverse repurchase agreements. This interest expense is required to be treated as an expense of the Portfolio for accounting purposes, but the amount of the interest expense (if any) will vary with the Portfolio's use of those investments (like reverse repurchase agreements) as an investment strategy.

(72) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expense to Average Net Assets of the Portfolio, as set forth in the Financial Highlights table of the shareholder report, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include Underlying Fund Expenses.

(73) The Subsidiary has entered into a separate contract with PIMCO for the management of the Subsidiary's portfolio pursuant to which the Subsidiary pays PIMCO management fee at the annual rates of 0.69% of its net assets.

(74) PIMCO has contractually agreed to waive the management fee and administration fee it received from the Portfolio in an amount equal to the management fee paid to PIMCO by the Subsidiary as described. This waiver may not be terminated by PIMCO and will remain in effect as long as PIMCO's contract with the Subsidiary is in place.

(75) In order to further limit expenses, Putnam Management had agreed to waive fees and reimburse expenses of the funds through June 30, 2008 to the extent necessary to ensure that the fund pays total fund operating expenses at an annual rate that does not exceed the simple average of the expenses of a custom group of competitive funds selected by Lipper Inc. based on the size of the applicable fund. For these purposes, total fund operating expenses of both the applicable fund and the Lipper custom group average are calculated without giving effect to 12b-1 fees or any expense offset and brokerage service arrangements that may reduce fund expenses. The expense limitation that resulted in the greater reduction in expenses of the fund at the end of each applicable period for the fund was applied to the fund for that period. During the year ended December 31, 2008 this limitation decreased expenses by 0.03%.

(76) "Total Annual Fund Operating Expenses" includes the amount from "Acquired Fund Fees and Expenses" column, which is an estimate of expenses attributable to the fund's investments in other investment companies, based on the total annual fund operating expenses of such companies as reported in their most recent shareholder reports (net of any applicable expense limitations). These indirect expenses will vary from time to time depending on the fund's investments in other investment companies and their operating expenses.

(77) Includes estimated expenses attributable to the fund's investments in other investment companies that the fund bears indirectly.

(78) "Other Expenses, "Acquired Fund Fees and Expenses" and Annual Fund Operating Expenses" in connection with the fund and funds (Pro Forma) have been estimated since the fund has not yet commenced. The advisor has contractually agreed to waive the following portion of its advisory fee for the fund: 0.10% of average daily net assets of the fund in excess of $100 million. This waiver will continue at least through April 30, 2010, and renew automatically for one-year terms unless the advisor provides written notice of termination to the fund.

(79) The adviser has contractually agreed to reimburse the fund to the extent that the fund's Total Annual Fund Operating Expenses (excluding underlying fund fees and expenses) exceed 0.98% of average daily net assets. The agreement will continue at least through April 30, 2010 and renew automatically for one-year terms unless the adviser provides written notice of termination to the fund.

Certain underlying funds have reserved the right to impose fees when fund shares are redeemed within a specified period of time of purchase ("redemption fees") not reflected in the table above. As of the date of this prospectus, none have done so. See The Contracts - Market Timing for a discussion of redemption fees.

For information concerning compensation paid for the sale of the contracts, see Distribution of the Contracts.

EXAMPLES

This Example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contractowner transaction expenses, contract fees, separate account annual expenses, and fund fees and expenses.

The Example assumes that you invest $10,000 in the contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year, the maximum fees and expenses of any of the funds and that the EEB death benefit and Lincoln Lifetime IncomeSM Advantage Plus at the guaranteed maximum charge are in effect. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


1) If you surrender your contract at the end of the applicable time period:



   1 year    3 years   5 years   10 years
----------- --------- --------- ---------
   $1,474    $2,922    $3,872    $7,782

2) If you annuitize or do not surrender your contract at the end of the applicable time period:



 1 year   3 years   5 years   10 years
-------- --------- --------- ---------
   $774   $2,322    $3,872    $7,782

For more information, see Charges and Other Deductions in this prospectus, and the prospectuses for the funds. Premium taxes may also apply, although they do not appear in the examples. The examples do not reflect persistency credits. Different fees and expenses not reflected in the examples may be imposed during a period in which regular income payments or annuity payouts are made. See The Contracts - i4LIFE (Reg. TM) Advantage including the Guaranteed Income Benefit Rider, 4LATER (Reg. TM) Advantage and Annuity Payouts. These examples should not be considered a representation of past or future expenses. Actual expenses may be more or less than those shown.



Summary of Common Questions
What kind of contract am I buying? It is an individual variable or fixed and/or interest adjusted, if applicable, annuity contract between you and Lincoln Life. This prospectus primarily describes the variable side of the contract. See The Contracts. The contract and certain riders, benefits, service features and enhancements may not be available in all states, and the charges may vary in certain states. You should refer to your contract for any state specific provisions. Please check with your investment representative regarding their availability.

What is the variable annuity account (VAA)? It is a separate account we established under Indiana insurance law, and registered with the SEC as a unit investment trust. VAA assets are allocated to one or more subaccounts, according to your investment choices. VAA assets are not chargeable with liabilities arising out of any other business which we may conduct. See Variable Annuity Account.

What are Asset Allocation Models? Asset allocation models are designed to assist you in deciding how to allocate your purchase payments among the various subaccounts. Each model provides a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. See The Contracts - Asset Allocation Models.

What are Investment Requirements? If you elect one of the following riders:
Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, the Lincoln SmartSecurity (Reg. TM) Advantage, or i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, you will be subject to certain requirements for your subaccount investments. You will be limited in how much you can invest in certain subaccounts. Different Investment Requirements apply to different riders. See The Contracts - Investment Requirements.

What are my investment choices? Based upon your instruction for purchase payments, the VAA applies your purchase payments to buy shares in one or more of the investment options. In turn, each fund holds a portfolio of securities consistent with its investment policy. See Investments of the Variable Annuity Account - Description of the Funds.

Who invests my money? Several different investment advisers manage the investment options. See Investments of the Variable Annuity Account - Description of the Funds.

How does the contract work? If we approve your application, we will send you a contract. When you make purchase payments during the accumulation phase, you buy accumulation units. If you decide to receive an annuity payout, your accumulation units are converted to annuity units. Your annuity payouts will be based on the number of annuity units you received and the value of each annuity unit on payout days. See The Contracts.

What charges do I pay under the contract? If you withdraw purchase payments, you pay a surrender charge from 0% to 7.00% of the surrendered or withdrawn purchase payment, depending upon how long those payments have been invested in the contract. We may waive surrender charges in certain situations. See Charges and Other Deductions-Surrender Charge.

We will deduct any applicable premium tax from purchase payments or contract value at the time the tax is incurred or at another time we choose.

See Expense Tables and Charges and Other Deductions for additional fees and expenses in these contracts.

The funds' investment management fees, expenses and expense limitations, if applicable, are more fully described in the prospectuses for the funds.

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment, if applicable. See Fixed Side of the Contract.

Charges may also be imposed during the regular income or annuity payout period, including i4LIFE (Reg. TM) Advantage, if elected. See The Contracts and Annuity Payouts.

For information about the compensation we pay for sales of contracts, see The Contracts - Distribution of the Contracts.

What purchase payments do I make, and how often? Subject to the minimum and maximum payment amounts, your payments are completely flexible. See The Contracts - Purchase Payments.

What is a persistency credit? A persistency credit of 0.0875% (or 0.075% on contracts issued before June 6, 2005 or later in some states) of contract value less purchase payments that have been in the contract less than seven years will be credited on a quarterly basis after the seventh anniversary. See The Contracts - Persistency Credits.

How will my annuity payouts be calculated? If you decide to annuitize, you may select an annuity option and start receiving annuity payouts from your contract as a fixed option or variable option or a combination of both. See Annuity Payouts - Annuity Options. Remember that participants in the VAA benefit from any gain, and take a risk of any loss, in the value of the securities in the funds' portfolios.

What happens if I die before I annuitize? Your beneficiary will receive death benefit proceeds based upon the death benefit you select. Your beneficiary has options as to how the death benefit is paid. In the alternative, you may choose to receive a death benefit on the death of the annuitant. See The Contracts - Death Benefit.

May I transfer contract value between variable options and between the variable and fixed sides of the contract? Yes, subject to currently effective restrictions. For example, transfers made before the annuity commencement date are generally restricted to no more than twelve (12) per contract year. If permitted by your contract, we may discontinue accepting transfers into the fixed side of the contract at any time. See The Contracts - Transfers On or Before the Annuity Commencement Date and Transfers After the Annuity Commencement Date.

What is Lincoln Lifetime IncomeSM Advantage? Lincoln Lifetime IncomeSM Advantage is a rider that you may purchase for an additional charge and which provides minimum guaranteed, periodic withdrawals for your life (Single Life Option) or for the lives of you and your spouse (Joint Life Option) regardless of the investment performance of the contract provided certain conditions are met. Withdrawals are based on the Guaranteed Amount which is equal to the initial purchase payment (or contract value if elected after contract issue). The Guaranteed Amount is not available as a separate benefit upon death or surrender and is increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the step-up to 200% of the initial Guaranteed Amount and is decreased by withdrawals in accordance with provisions described later in this prospectus. See The Contracts-Lincoln Lifetime IncomeSM Advantage. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage and another one of the Living Benefit riders. By electing this rider you will be subject to Investment Requirements. See The Contracts - Investment Requirements.

What is Lincoln Lifetime IncomeSM Advantage Plus? Lincoln Lifetime IncomeSM Advantage Plus is available for an additional fee and provides an increase in your contract value of an amount equal to the excess of the initial Guaranteed Amount over the current contract value on the seventh benefit year anniversary so long as no withdrawals have been taken and you adhere to certain Investment Requirements. Lincoln Lifetime IncomeSM Advantage Plus may only be purchased in addition to Lincoln Lifetime IncomeSM Advantage.

What are Living Benefit Riders? Living Benefit riders are optional riders available to purchase for an additional fee. These riders provide different types of minimum guarantees if you meet certain conditions. If you select a Living Benefit rider, excess withdrawals may have adverse effects on the benefit, and you will be subject to Investment Requirements. These riders are the Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage (both of which are withdrawal benefit riders) and 4LATER (Reg. TM) Advantage and i4LIFE (Reg. TM) Advantage (with or without the Guaranteed Income Benefit) (both of which are annuity payout riders). These riders are discussed in detail in this prospectus. In addition, there is an overview of these riders that is provided with this prospectus.

What is the Lincoln SmartSecurity (Reg. TM) Advantage? This benefit, which may be available for purchase at an additional charge, provides a Guaranteed Amount equal to the initial purchase payment (or contract value at the time of election) as adjusted. You may access this benefit through periodic withdrawals. Excess withdrawals will adversely affect the Guaranteed Amount. You cannot simultaneously elect Lincoln SmartSecurity (Reg. TM) Advantage with any other Living Benefit rider. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage.

What is i4LIFE (Reg. TM) Advantage? i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable lifetime income payments, a death benefit, and the ability to make withdrawals during a defined period of time (Access Period). For an additional charge, you may purchase a minimum payout floor, the Guaranteed Income Benefit. We assess a charge, imposed only during the i4LIFE (Reg. TM) Advantage payout phase, based on the i4LIFE (Reg. TM) Advantage death benefit you choose and whether or not the Guaranteed Income Benefit is in effect.

What is the Guaranteed Income Benefit? The Guaranteed Income Benefit provides a minimum payout floor for your i4LIFE (Reg. TM) regular income payments. The i4LIFE (Reg. TM) Guaranteed Income Benefit is purchased at the time you elect i4LIFE (Reg. TM) Advantage or any time during the Access Period subject to terms and conditions at that time. 4LATER (Reg. TM) Advantage, Lincoln Smart Security (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage have features that may be used to establish the amount of the Guaranteed Income Benefit. 4LATER (Reg. TM) Advantage is purchased prior to the time you elect i4LIFE (Reg. TM) Advantage and provides a guaranteed value, the Income Base, which can be used to establish the Guaranteed Income Benefit floor in the future. The i4LIFE (Reg. TM) Guaranteed Income Benefit does not have an Income Base; the minimum floor is based on the contract value at the time you elect i4LIFE (Reg. TM) with the Guaranteed Income Benefit. You may use your Guaranteed Amount from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to establish the Guaranteed Income Benefit at the time you terminate Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg. TM) Advantage. By electing this benefit, you will be subject to Investment Requirements. See The Contracts
- i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, and Lincoln Lifetime IncomeSM Advantage - i4LIFE (Reg. TM) Advantage option.

What is 4LATER (Reg. TM) Advantage? 4LATER (Reg. TM) Advantage, which may be available for purchase at an additional charge, is a way to guarantee today a minimum payout floor (a Guaranteed Income Benefit) in the future for the i4LIFE (Reg. TM) Advantage regular income payments. 4LATER (Reg. TM) Advantage provides an initial Income Base that is guaranteed to increase at a specified percentage over the accumulation period of the annuity. By electing this benefit, you will be subject to Investment Requirements. See The Contracts - 4LATER (Reg. TM) Advantage.

May I surrender the contract or make a withdrawal? Yes, subject to contract requirements and to the restrictions of any qualified retirement plan for which the contract was purchased. See The Contracts - Surrenders and Withdrawals. If you surrender the contract or make a withdrawal, certain charges may apply. See Charges and Other Deductions. A portion of surrender or withdrawal proceeds may be taxable. In addition, if you decide to take a distribution before age 591/2, a 10% Internal Revenue Service (IRS) tax penalty may apply. A surrender or a withdrawal also may be subject to 20% withholding. See Federal Tax Matters.

Do I get a free look at this contract? Yes. You can cancel the contract within ten days (in some states longer) of the date you first receive the contract. You need to return the contract, postage prepaid, to our Home office. In most states you assume the risk of any market drop on purchase payments you allocate to the variable side of the contract. See Return Privilege.

Where may I find more information about accumulation unit values? Appendix A and B to this prospectus provide more information about accumulation unit values.



Investment Results
At times, the VAA may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature and advertisements. The results will be calculated on a total return basis for various periods, with or without contingent deferred sales charges. Results calculated without contingent deferred sales charges will be higher. Total returns include the reinvestment of all distributions, which are reflected in changes in unit value. The money market subaccount's yield is based upon investment performance over a 7-day period, which is then annualized.

Note that there can be no assurance that any money market fund will be able to maintain a stable net asset value per share. During extended periods of low interest rates, and due in part to the contract fees and expenses, the yields of any subaccount investing in a money market fund may also become extremely low and possibly negative.

The money market yield figure and annual performance of the subaccounts are based on past performance and do not indicate or represent future performance.



The Lincoln National Life Insurance Company
The Lincoln National Life Insurance Company (Lincoln Life), organized in 1905, is an Indiana-domiciled insurance company, engaged primarily in the direct issuance of life insurance contracts and annuities. Lincoln Life is wholly owned by Lincoln National Corporation (LNC), a publicly held insurance and financial services holding company incorporated in Indiana. Lincoln Life is obligated to pay all amounts promised to policy owners under the policies.

Depending on when you purchased your contract, you may be permitted to make allocations to the fixed account, which is part of our general account. See The Fixed Side of the Contract. In addition, any guarantees under the contract that exceed your contract value, such as those associated with death benefit options and Living Benefit riders are paid from our general account (not the VAA). Therefore, any amounts that we may pay under the contract in excess of contract value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account. Moreover, unlike assets held in the VAA, the assets of the general account are subject to the general liabilities of the Company and, therefore, to the Company's general creditors. In the event of an insolvency or receivership, payments we make from our general account to satisfy claims under the contract would generally receive the same priority as our other contractowner obligations.

Our Financial Condition. Among the laws and regulations applicable to us as an insurance company are those which regulate the investments we can make with assets held in our general account. In general, those laws and regulations determine the amount and type of investments which we can make with general account assets.

In addition, state insurance regulations require that insurance companies calculate and establish on their financial statements, a specified amount of reserves in order to meet the contractual obligations to pay the claims of our policyholders. In order to meet our claims-paying obligations, we regularly monitor our reserves to ensure we hold sufficient amounts to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital in excess of liabilities, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer's operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on assets held in our general account, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in value of these investments resulting from a loss in their market value.

How to Obtain More Information. We encourage both existing and prospective policyholders to read and understand our financial statements. We prepare our financial statements on both a statutory basis and according to Generally Accepted Accounting Principles (GAAP). Our audited GAAP financial statements, as well as the financial statements of the VAA, are located in the SAI. If you would like a free copy of the SAI, please write to us at: PO Box 7866, Fort Wayne, IN 46801-7866 , or call 1-888-868-2583. In addition, the Statement of Additional Information is available on the SEC's website at http://www.sec.gov. You may obtain our audited statutory financial statements and any unaudited statutory financial statements that may be available by visiting our website at www.LincolnFinancial.com.

You also will find on our website information on ratings assigned to us by one or more independent rating organizations. These ratings are opinions of an operating insurance company's financial capacity to meet the obligations of its insurance and annuity contracts based on its financial strength and/or claims-paying ability. Additional information about rating agencies is included in the Statement of Additional Information.

Lincoln Financial Group is the marketing name for Lincoln National Corporation (NYSE:LNC) and its affiliates. Lincoln Financial Group sells a wide variety of financial products and solutions through financial advisors: mutual funds, managed accounts, retirement solutions, life insurance, 401(k) and 403(b) plans, savings plans, institutional investments and comprehensive financial planning and advisory services.



Variable Annuity Account (VAA)
On November 3, 1997, the VAA was established as an insurance company separate account under Indiana law. It is registered with the SEC as a unit investment trust under the provisions of the Investment Company Act of 1940 (1940 Act). The VAA is a segregated investment account, meaning that its assets may not be charged with liabilities resulting from any other business that we may conduct. Income, gains and losses, whether realized or not, from assets allocated to the VAA are, in accordance with the applicable annuity contracts, credited to or charged against the VAA. They are credited or charged without regard to any other income, gains or losses of Lincoln Life. We are the issuer of the contracts and the obligations set forth in the contract, other than those of the contractowner, are ours. The VAA satisfies the definition of a separate account under the federal securities laws. We do not guarantee the investment performance of the VAA. Any investment gain or loss depends on the investment performance of the funds. You assume the full investment risk for all amounts placed in the VAA.

The VAA is used to support other annuity contracts offered by us in addition to the contracts described in this prospectus. The other annuity contracts supported by the VAA generally invest in the same funds as the contracts described in this prospectus. These other annuity contracts may have different charges that could affect the performance of their subaccounts, and they offer different benefits.

Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 consolidated financial statements of Lincoln Life are located in the SAI. If you would like a free copy of the SAI, complete and mail the request on the last page of this prospectus, or call 1-888-868-2583.



Investments of the Variable Annuity Account
You decide the subaccount(s) to which you allocate purchase payments. There is a separate subaccount which corresponds to each class of each fund. You may change your allocation without penalty or charges. Shares of the funds will be sold at net asset value with no initial sales charge to the VAA in order to fund the contracts. The funds are required to redeem fund shares at net asset value upon our request.


Investment Advisers

As compensation for its services to the fund, the investment adviser receives a fee from the fund which is accrued daily and paid monthly. This fee is based on the net assets of each fund, as defined in the prospectus for the fund.


Certain Payments We Receive with Regard to the Funds

With respect to a fund, including affiliated funds, the adviser and/or distributor, or an affiliate thereof, may make payments to us (or an affiliate). It is anticipated that such payments will be based on a percentage of assets of the particular fund attributable to the contracts along with certain other variable contracts issued or administered by us (or an affiliate). These percentages are negotiated and vary with each fund. Some funds may pay us significantly more than other funds and the amount we receive may be substantial. These percentages currently range up to 0.50%, and as of the date of this prospectus, we were receiving payments from each fund family. We (or our affiliates) may profit from these payments or use these payments for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the contracts and, in our role as intermediary, the funds. These payments may be derived, in whole or in part, from the investment advisory fee deducted from fund assets. Contractowners, through their indirect investment in the funds, bear the costs of these investment advisory fees (see the funds' prospectuses for more information). Additionally, a fund's adviser and/or distributor or its affiliates may provide us with certain services that assist us in the distribution of the contracts and may pay us and/or certain affiliates amounts for marketing programs and sales support, as well as amounts to participate in training and sales meetings.

The AIM, AllianceBernstein, American Century, American Funds, BlackRock, Delaware, DWS, Fidelity, Franklin Templeton, Janus, Lincoln, MFS, PIMCO and Putnam Funds offered as part of this contract make payments to us under their distribution plans (12b-1 plans). The payment rates range up to 0.35% based on the amount of assets invested in those Funds. Payments made out of the assets of the fund will reduce the amount of assets that otherwise would be available for investment, and will reduce the fund's investment return. The dollar amount of future asset-based fees is not predictable because these fees are a percentage of the fund's average net assets, which can fluctuate over time. If, however, the value of the fund goes up, then so would the payment to us (or our affiliates). Conversely, if the value of the funds goes down, payments to us or our affiliates would decrease.


Description of the Funds

Each of the subaccounts of the VAA is invested solely in shares of one of the funds available under the contract. Each fund may be subject to certain investment policies and restrictions which may not be changed without a majority vote of shareholders of that fund.

We select the funds offered through the contract based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the fund or an affiliate of the fund will make payments to us or our affiliates. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional purchase payments to a fund if we determine the fund no longer meets one or more of the factors and/or if the fund has not attracted significant contractowner assets. Finally, when we develop a variable annuity product in cooperation with a fund family or distributor (e.g., a "private label" product), we generally will include funds based on recommendations made by the fund family or distributor, whose selection criteria may differ from our selection criteria.

Certain funds offered as part of this contract have similar investment objectives and policies to other portfolios managed by the adviser. The investment results of the funds, however, may be higher or lower than the other portfolios that are managed by the adviser or sub-adviser. There can be no assurance, and no representation is made, that the investment results of any of the funds will be comparable to the investment results of any other portfolio managed by the adviser or sub-adviser, if applicable.

Following are brief summaries of the fund descriptions. More detailed information may be obtained from the current prospectus for the fund. You should read each fund prospectus carefully before investing. Please be advised that there is no assurance that any of the funds will achieve their stated objectives.

AIM Variable Insurance Funds, advised by Invesco A I M Advisors, Inc.

  o Capital Appreciation Fund (Series II): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o Core Equity Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.

  o International Growth Fund (Series II): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004.


AllianceBernstein Variable Products Series Fund, advised by AllianceBernstein,
    L.P.

  o AllianceBernstein VPS Global Thematic Growth Portfolio (Class B): Maximum capital appreciation.
     (formerly AllianceBernstein VPS Global Technology Portfolio)

  o AllianceBernstein VPS Growth and Income Portfolio (Class B): Growth and income.

  o AllianceBernstein VPS International Value Portfolio (Class B): Long-term growth.

  o AllianceBernstein VPS Large Cap Growth Portfolio (Class B): Maximum capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o AllianceBernstein VPS Small/Mid Cap Value Portfolio (Class B): Long-term growth.


American Century Investments Variable Products, advised by American Century Investment Management, Inc.

  o Inflation Protection Fund (Class II): Long-term total return.


American Funds Insurance SeriesSM, advised by Capital Research and Management Company

  o Global Growth Fund (Class 2): Long-term growth.

  o Global Small Capitalization Fund (Class 2): Long-term growth.

  o Growth Fund (Class 2): Long-term growth.

  o Growth-Income Fund (Class 2): Growth and income.

  o International Fund (Class 2): Long-term growth.


BlackRock Variable Series Funds, Inc.,advised by BlackRock Advisors, LLC and subadvised by BlackRock Investment Management, LLC

  o BlackRock Global Allocation V.I. Fund (Class III): High total return. This fund will be available on or about June 30, 2009. Consult your financial advisor.


Delaware VIP Trust, advised by Delaware Management Company

  o Diversified Income Series (Service Class): Total return.

  o Emerging Markets Series (Service Class): Capital appreciation.

  o High Yield Series (Service Class): Total return.

  o Limited-Term Diversified Income Series (Service Class): Total return. (formerly Capital Reserves Series)

  o REIT Series (Service Class): Total return.
    This fund is not available in contracts issued after June 4, 2007. This fund will be reopened and available in all contracts on or about June 30, 2009. Consult your financial advisor.

  o Small Cap Value Series (Service Class): Capital appreciation.

  o Trend Series (Service Class): Capital appreciation.

  o U.S. Growth Series (Service Class): Capital appreciation.

  o Value Series (Service Class): Capital appreciation.


DWS Investments VIT Funds, advised by Deutsche Investment Management Americas, Inc. and subadvised by Northern Trust Investments, Inc.

  o DWS Equity 500 Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o DWS Small Cap Index VIP (Class B): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

DWS Variable Series II, advised by Deutsche Investment Management Americas,
    Inc. and subadvised by RREEF America L.L.C.

  o DWS Alternative Asset Allocation Plus VIP Portfolio (Class B): Capital Appreciation
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Fidelity (Reg. TM) Variable Insurance Products, advised by Fidelity Management and Research Company and subadvised by FMR CO., Inc.

  o Contrafund (Reg. TM) Portfolio (Service Class 2): Long-term capital appreciation.

  o Equity-Income Portfolio (Service Class 2): Reasonable income.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Portfolio (Service Class 2): Capital appreciation.

  o Mid Cap Portfolio (Service Class 2): Long-term growth.

  o Overseas Portfolio (Service Class 2): Long-term growth.


Franklin Templeton Variable Insurance Products Trust, advised by Franklin Advisers, Inc. for the Franklin Income Securities Fund, the Franklin Small-Mid Cap Growth Securities Fund, and the Templeton Global Bond Securities Fund, and by Templeton Global Advisors Limited for the Templeton Growth Securities Fund, and by Franklin Mutual Advisers, LLC for the Mutual Shares Securities Fund.

  o Franklin Income Securities Fund (Class 2): Current income.

  o Franklin Small-Mid Cap Growth Securities Fund (Class 2): Long-term capital growth.

  o Mutual Shares Securities Fund (Class 2): Capital appreciation.

  o Templeton Global Bond Securities Fund (Class 2): High current income. This fund is not offered in contracts issued on or after June 30, 2009. (formerly Templeton Global Income Securities Fund)

  o Templeton Growth Securities Fund (Class 2): Long-term capital growth. This fund is not offered in contracts issued on or after June 4, 2007.


Janus Aspen Series, advised by Janus Capital Management LLC

  o Balanced Portfolio (Service Class): Long-term growth and current income. This fund is not offered in contracts issued on or after June 6, 2005.

  o Enterprise Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 6, 2005. (formerly Mid Cap Growth Portfolio)

  o Worldwide Portfolio (Service Class): Long-term growth.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Worldwide Growth Portfolio)


Lincoln Variable Insurance Products Trust, advised by Lincoln Investment Advisors Corporation.

  o LVIP Baron Growth Opportunities Fund (Service Class): Capital appreciation. (Subadvised by BAMCO, Inc.)

  o LVIP Capital Growth Fund (Service Class): Capital growth.
     (Subadvised by Wellington Management)

  o LVIP Cohen & Steers Global Real Estate Fund (Service Class): Total Return. (Subadvised by Cohen & Steers Capital Management)

  o LVIP Columbia Value Opportunities Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Columbia Management Advisors, LLC)
     (formerly LVIP Value Opportunities Fund)

  o LVIP Delaware Bond Fund (Service Class): Current income.
     (Subadvised by Delaware Management Company)

  o LVIP Delaware Foundation Aggressive Allocation Fund (Service Class):
     Long-term capital growth.
     (Subadvised by Delaware Management Company)
     This fund will not be available until the merger with the LVIP UBS Global Asset Allocation Fund is complete.
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Delaware Growth and Income Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Social Awareness Fund (Service Class): Capital appreciation. (Subadvised by Delaware Management Company)

  o LVIP Delaware Special Opportunities Fund (Service Class): Capital appreciation.
     (Subadvised by Delaware Management Company)

  o LVIP FI Equity-Income Fund (Service Class): Income.
    (Subadvised by Pyramis Global Advisors LLC)
     This fund is not offered in contracts issued before June 6, 2005.

  o LVIP Global Income Fund (Service Class): Current income consistent with preservation of capital.
     (Subadvised by Mondrian Investment Partners Limited and Templeton Investment Counsel, LLC)
     This fund will be available on or about June 30, 2009. Consult your financial advisor.

  o LVIP Janus Capital Appreciation Fund (Service Class): Long-term growth. (Subadvised by Janus Capital Management LLC)

  o LVIP Marsico International Growth Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Marsico Capital Management, LLC)

  o LVIP MFS (Reg. TM) Value Fund (Service Class): Capital appreciation. (Subadvised by Massachusetts Financial Services Company)

  o LVIP Mid-Cap Value Fund (Service Class): Long-term capital appreciation. (Subadvised by Wellington Management)

  o LVIP Mondrian International Value Fund (Service Class): Long-term capital appreciation.
     (Subadvised by Mondrian Investment Partners Limited)

  o LVIP Money Market Fund (Service Class): Current income/Preservation of capital.
     (Subadvised by Delaware Management Company)

  o LVIP SSgA Bond Index Fund (Service Class): Replicate Barclays Aggregate Bond Index
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Developed International 150 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Emerging Markets 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA International Index Fund (Service Class): Replicate broad foreign index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Large Cap 100 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small/Mid Cap 200 Fund (Service Class): Long-term capital appreciation.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA S&P 500 Index Fund (Service Class): Replicate S&P 500 Index. (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP SSgA Small-Cap Index Fund (Service Class): Replicate Russell 2000
     Index.
     (Sub-advised by SSgA Funds Management, Inc.)

  o LVIP T. Rowe Price Growth Stock Fund (Service Class): Long-term growth of capital.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP T. Rowe Price Structured Mid-Cap Growth Fund (Service Class): Maximum capital appreciation.
     (Subadvised by T. Rowe Price Associates, Inc.)

  o LVIP Templeton Growth Fund (Service Class): Long-term growth of capital. (Subadvised by Templeton Investment Counsel, LLC)

  o LVIP Turner Mid-Cap Growth Fund (Service Class): Capital appreciation. (Subadvised by Turner Investment Partners)

  o LVIP UBS Global Asset Allocation Fund (Service Class): Total return. (Subadvised by UBS Global Asset Management (Americas) Inc. (UBS Global AM)

 The Board of Trustees of the Lincoln Variable Insurance Products Trust has approved a reorganization pursuant to which the assets of the LVIP UBS Global Asset Allocation Fund would be acquired and the liabilities of such fund would be assumed by the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund in exchange for shares of the LVIP Delaware Foundation (Reg. TM) Aggressive Allocation Fund. This reorganization is subject to the approval of the LVIP UBS Global Asset Allocation Fund's shareholders. This reorganization is expected to occur in June 2009. This fund is not offered in contracts issued after June 30, 2009.

  o LVIP Wilshire 2010 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2020 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2030 Profile Fund (Service Class): Total return; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire 2040 Profile Fund (Service Class): Total return; a fund of funds.*
    (Subadvised by Wilshire Associates Incorporated)
     This fund is not offered in contracts issued on or after June 30, 2009.

  o LVIP Wilshire Aggressive Profile Fund (Service Class): Long-term growth of capital; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Conservative Profile Fund (Service Class): Current income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderate Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

  o LVIP Wilshire Moderately Aggressive Profile Fund (Service Class): Growth and income; a fund of funds.*
     (Subadvised by Wilshire Associates Incorporated)

*Funds offered in a fund of funds structure may have higher expenses than funds that invest directly in debt or equity securities.


MFS (Reg. TM) Variable Insurance TrustSM, advised by Massachusetts Financial
    Services Company

  o Core Equity Series (Service Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 6, 2005.

  o Growth Series (Service Class): Capital appreciation.

  o Total Return Series (Service Class): Total return.

  o Utilities Series (Service Class): Total return.


Neuberger Berman Advisers Management Trust, advised by Neuberger Berman Management, Inc. and subadvised by Neuberger Berman, LLC

  o Mid-Cap Growth Portfolio (I Class): Capital appreciation.
     This fund is not offered in contracts issued on or after June 4, 2007.

  o Regency Portfolio (I Class): Long-term growth.
     This fund is not offered in contracts issued on or after June 4, 2007.


PIMCO Variable Insurance Trust, advised by PIMCO

  o PIMCO VIT Commodity Real Return Strategy Portfolio (Advisor Class): Maximum real return.
     This fund will be available on or about June 30, 2009. Consult your financial advisor.


Putnam Variable Trust, advised by Putnam Investment Management, LLC

  o Global Health Care Fund (Class IB): Capital appreciation.
     This fund is not offered in contracts issued on or after May 24, 2004. (formerly Health Sciences Fund)

  o Growth & Income Fund (Class IB): Capital growth and current income. This fund is not offered in contracts issued on or after May 24, 2004.


Fund Shares

We will purchase shares of the funds at net asset value and direct them to the appropriate subaccounts of the VAA. We will redeem sufficient shares of the appropriate funds to pay annuity payouts, death benefits, surrender/withdrawal proceeds or for other purposes described in the contract. If you want to transfer all or part of your investment from one subaccount to another, we may redeem shares held in the first and purchase shares of the other. Redeemed shares are retired, but they may be reissued later.

Shares of the funds are not sold directly to the general public. They are sold to us, and may be sold to other insurance companies, for investment of the assets of the subaccounts established by those insurance companies to fund variable annuity and variable life insurance contracts.

When a fund sells any of its shares both to variable annuity and to variable life insurance separate accounts, it is said to engage in mixed funding. When a fund sells any of its shares to separate accounts of unaffiliated life insurance companies, it is said to engage in shared funding.

The funds currently engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interest of various contractowners participating in a fund could conflict. Each of the fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. The funds do not foresee any disadvantage to contractowners arising out of mixed or shared funding. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a fund. This might force a fund to sell portfolio securities at disadvantageous prices. See the prospectuses for the funds.


Reinvestment of Dividends and Capital Gain Distributions

All dividends and capital gain distributions of the funds are automatically reinvested in shares of the distributing funds at their net asset value on the date of distribution. Dividends are not paid out to contractowners as additional units, but are reflected as changes in unit values.


Addition, Deletion or Substitution of Investments

We reserve the right, within the law, to make certain changes to the structure and operation of the VAA at our discretion and without your consent. We may add, delete, or substitute funds for all contractowners or only for certain classes of contractowners. New or substitute funds may have different fees and expenses, and may only be offered to certain classes of contractowners.

Substitutions may be made with respect to existing investments or the investment of future purchase payments, or both. We may close subaccounts to allocations of purchase payments or contract value, or both, at any time in our sole discretion. The funds, which sell their shares to the subaccounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the subaccounts. Substitutions might also occur if shares of a fund should no longer be available, or if investment in any fund's shares should become inappropriate, in the judgment of our management, for the purposes of the contract, or for any other reason in our sole discretion and, if required, after approval from the SEC.

We also may:
 o remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;
 o transfer assets supporting the contracts from one subaccount to another or from the VAA to another separate account;
 o combine the VAA with other separate accounts and/or create new separate accounts;
 o deregister the VAA under the 1940 Act; and
 o operate the VAA as a management investment company under the 1940 Act or as any other form permitted by law.

We may modify the provisions of the contracts to reflect changes to the subaccounts and the VAA and to comply with applicable law. We will not make any changes without any necessary approval by the SEC. We will also provide you written notice.



Charges and Other Deductions
We will deduct the charges described below to cover our costs and expenses, services provided and risks assumed under the contracts. We incur certain costs and expenses for the distribution and administration of the contracts and for providing the benefits payable thereunder.

Our administrative services include:
 o processing applications for and issuing the contracts;
 o processing purchases and redemptions of fund shares as required (including dollar cost averaging, cross-reinvestment, portfolio rebalancing, and automatic withdrawal services - See Additional Services and the SAI for more information on these programs);
 o maintaining records;
 o administering annuity payouts;
 o furnishing accounting and valuation services (including the calculation and monitoring of daily subaccount values);
 o reconciling and depositing cash receipts;
 o providing contract confirmations;
 o providing toll-free inquiry services; and
 o furnishing telephone and electronic fund transfer services.

The risks we assume include:
 o the risk that annuitants receiving annuity payouts under contracts live longer than we assumed when we calculated our guaranteed rates (these rates are incorporated in the contract and cannot be changed);
 o the risk that death benefits paid will exceed the actual contract value;
 o the risk that more owners than expected will qualify for waivers of the surrender charge;
 o the risk that lifetime payments to individuals from Lincoln Smart Security (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will exceed the contract value;
 o the risk that, if the i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit or 4LATER (Reg. TM) Guaranteed Income Benefit is in effect, the required income payments will exceed the account value; and
 o the risk that our costs in providing the services will exceed our revenues from contract charges (which we cannot change).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the description of the charge. For example, the contingent deferred sales charge collected may not fully cover all of the sales and distribution expenses actually incurred by us. Any remaining expenses will be paid from our general account which may consist, among other things, of proceeds derived from mortality and expense risk charges deducted from the account. We may profit from one or more of the fees and charges deducted under the contract. We may use these profits for any corporate purpose, including financing the distribution of the contracts.


Deductions from the VAA

We apply to the average daily net asset value of the subaccounts a charge which is equal to an annual rate of:


                                        With Estate Enhancement
                                        Benefit Rider (EEB)
                                        -------------------------
o   Mortality and expense risk charge            2.00%
o   Administrative charge                        0.10%
                                                  ----
o   Total annual charge for each
    subaccount**                                 2.10%



    Enhanced Guaranteed   Guarantee of
    Minimum Death         Principal Death
    Benefit (EGMDB)       Benefit          Account Value Death Benefit
    --------------------- ---------------- ----------------------------
o          1.80%               1.55%                  1.50%
o          0.10%               0.10%                  0.10%
            ----                ----                   ----
o
           1.90%               1.65%                  1.60%

**For contracts purchased before June 6, 2005, (or later in those states that have not approved the contract changes), the total annual charges are as follows: EEB 1.90%; EGMDB 1.70%; Guarantee of Principal 1.60%; Account Value N/A.


Surrender Charge

A surrender charge applies (except as described below) to surrenders and withdrawals of purchase payments that have been invested for the periods indicated as follows:


                                                                  Number of contract
                                                                 anniversaries since
                                                                 purchase payment was
                                                                       invested
                                                               ------------------------
                                                                0    1    2    3    4+
      Surrender charge as a percentage of the surrendered or   7%   7%   6%   6%   0%
      withdrawn purchase payments

A surrender charge does not apply to:
 o A surrender or withdrawal of a purchase payment beyond the fourth anniversary since the purchase payment was invested;
 o Withdrawals of contract value during a contract year to the extent that the total contract value withdrawn during the current contract year does not exceed the free amount which is equal to the greater of 10% of the current contract value or 10% of the total purchase payments (this does not apply upon surrender of the contract);
 o When the surviving spouse assumes ownership of the contract as a result of the death of the original owner (however, the surrender charge schedule of the original contract will continue to apply to the spouse's contract);
 o A surrender or withdrawal of any purchase payments as a result of admittance of the contractowner into an accredited nursing home or equivalent health care facility, where the admittance into such facility occurs after the effective date of the contract and the owner has been confined for at least 90 consecutive days;
 o A surrender of the contract as a result of the death of the contractowner, joint owner or annuitant;
 o Purchase payments when used in the calculation of the initial periodic income payment and the initial Account Value under the i4LIFE (Reg. TM) Advantage option or the contract value applied to calculate the benefit amount under any annuity payout option made available by us;
 o Regular income payments made under i4LIFE (Reg. TM) Advantage, including any payments to provide the 4LATER (Reg. TM) or i4LIFE (Reg. TM) Guaranteed Income Benefits, or periodic payments made under any annuity payout option made available by us;

 o A surrender or withdrawal of any purchase payments after the onset of a permanent and total disability of the contractowner as defined in Section 22(e)(3) of the tax code, if the disability occurred after the effective date of the contract and before the 65th birthday of the contractowner. For contracts issued in the State of New Jersey, a different definition of permanent and total disability applies;
 o A surrender or withdrawal of any purchase payments as a result of the diagnosis of a terminal illness that is after the effective date of the contract and results in a life expectancy of less than one year as determined by a qualified professional medical practitioner;
 o Withdrawals up to the Maximum Annual Withdrawal amount under the Lincoln SmartSecurity (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage, subject to certain conditions.

For purposes of calculating the surrender charge on withdrawals, we assume that:

1. The free amount will be withdrawn from purchase payments on a "first in-first out (FIFO)" basis.

2. Prior to the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) until exhausted; then
  o from earnings until exhausted.

3. On or after the fourth anniversary of the contract, any amount withdrawn above the free amount during a contract year will be withdrawn in the following order:
  o from purchase payments (on a FIFO basis) to which a surrender charge no longer applies until exhausted; then
  o from earnings and persistency credits until exhausted; then
  o from purchase payments (on a FIFO basis) to which a surrender charge still applies until exhausted.

We apply the surrender charge as a percentage of purchase payments, which means that you would pay the same surrender charge at the time of surrender regardless of whether your contract value has increased or decreased. The surrender charge is calculated separately for each purchase payment. The surrender charges associated with surrender or withdrawal are paid to us to compensate us for the loss we experience on contract distribution costs when contractowners surrender or withdraw before distribution costs have been recovered.

If the contractowner is a corporation or other non-individual (non-natural person), the annuitant or joint annuitant will be considered the contractowner or joint owner for purposes of determining when a surrender charge does not apply.


Account Fee

During the accumulation period, we will deduct $35 from the contract value on each contract anniversary to compensate us for the administrative services provided to you; this $35 account fee will also be deducted from the contract value upon surrender. This fee may be lower in certain states, if required, and will be waived after the fifteenth contract year. The account fee will be waived for any contract with a contract value that is equal to or greater than $100,000 on the contract anniversary.


Rider Charges

A fee or expense may also be deducted in connection with any benefits added to the contract by rider or endorsement.

Lincoln Lifetime IncomeSM Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln Lifetime IncomeSM Advantage, if elected. The Rider charge is currently equal to an annual rate of 0.90% of the Guaranteed Amount (0.225% quarterly) for the Lincoln Lifetime IncomeSM Advantage Single Life or Joint Life option. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.75% to 0.90% upon the earlier of (a) the next Automatic Annual Step-up of the Guaranteed Amount or
(b) the next Benefit Year anniversary if cumulative purchase payments received after the first Benefit Year anniversary equal or exceed $100,000. If the Lincoln Lifetime IncomeSM Advantage Plus is purchased, an additional 0.15% is added, for a total current cost of 1.05% of the Guaranteed Amount. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

The charge is applied to the Guaranteed Amount as increased for subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements, and the 200% Step-up and decreased for withdrawals. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. For riders purchased on or after March 2, 2009, the charge will also be deducted in proportion to the value in the fixed account used for dollar cost averaging purposes. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln Lifetime IncomeSM Advantage Guaranteed Amount section for a discussion and example of the impact of the changes to the Guaranteed Amount.

The annual Rider percentage charge may increase each time the Guaranteed Amount increases as a result of the Automatic Annual Step-up, but the charge will never exceed the guaranteed maximum annual percentage charge of 1.50% of the Guaranteed Amount. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. If your percentage charge is increased, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge to change. This opt out will only apply for this particular Automatic Annual Step-up and is not available if additional purchase payments would cause your charge to increase (see below). You will need to notify us each time the percentage charge increases if you do not want the Automatic Annual Step-up.

An increase in the Guaranteed Amount as a result of the 5% Enhancement or 200% Step-up will not cause an increase in the annual Rider percentage charge but will increase the dollar amount of charge.

Once cumulative additional purchase payments into your annuity contract after the first Benefit Year exceed $100,000, any additional purchase payment will potentially cause the charge for your Rider to change to the current charge for new purchases in effect on the next Benefit Year anniversary, but the charge will never exceed the guaranteed maximum annual charge. The new charge will become effective on the Benefit Year anniversary.

The Rider charge will be discontinued upon termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider (except for death) or surrender of the contract.

If the Guaranteed Amount is reduced to zero while the contractowner is receiving a lifetime Maximum Annual Withdrawal, no rider charge will be deducted.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus Option, an additional 0.15% of the Guaranteed Amount will be added to the Lincoln Lifetime IncomeSM Advantage charge for a total current charge of 1.05% applied to the Guaranteed Amount. This total charge (which may change as discussed above) is in effect until the 7th Benefit Year anniversary. If you exercise your Plus Option, this entire rider and its charge will terminate. If you do not exercise the Plus Option, after the 7th Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed and the Lincoln Lifetime IncomeSM Advantage rider and charge will continue. If you make a withdrawal prior to the 7th Benefit Year anniversary, you will not be able to exercise the Plus option, but the additional 0.15% charge will remain on your contract until the 7th Benefit Year anniversary.

Lincoln SmartSecurity (Reg. TM) Advantage Charge. While this Rider is in effect, there is a charge for the Lincoln SmartSecurity (Reg. TM) Advantage, if elected. The Rider charge is currently equal to an annual rate of:

1) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option (for riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.45% to 0.65% upon the next election of a step-up of the Guaranteed Amount); or

2) 0.65% of the Guaranteed Amount (0.1625% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Single Life option (and also the prior version of Lincoln SmartSecurity (Reg. TM) Advantage
- 1 Year Automatic Step-up); or

3) 0.80% of the Guaranteed Amount (0.2000% quarterly) for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, Joint Life option. See The Contracts - Lincoln SmartSecurity (Reg. TM) Advantage - Guaranteed Amount for a description of the calculation of the Guaranteed Amount.

If you purchase this Rider in the future, the percentage charge will be the current charge in effect at the time of purchase. As of January 16, 2009, the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up Option is no longer available for purchase.

The charge is applied to the Guaranteed Amount as adjusted. We will deduct the cost of this Rider from the contract value on a quarterly basis, with the first deduction occurring on the valuation date on or next following the three-month anniversary of the effective date of the Rider. This deduction will be made in proportion to the value in each subaccount of the contract on the valuation date the Rider charge is assessed. In Lincoln SmartSecurity (Reg. TM) Advantage
- 5 Year Elective Step-up option and the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up (without the Single or Joint Life option), the charge may be deducted in proportion to the value in the fixed account as well. The amount we deduct will increase or decrease as the Guaranteed Amount increases or decreases, because the charge is based on the Guaranteed Amount. Refer to the Lincoln SmartSecurity (Reg. TM) Advantage, Guaranteed Amount section, for a discussion and example of the impact of changes to the Guaranteed Amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the annual Rider percentage charge will not change upon each automatic step-up of the Guaranteed Amount for the 10-year period.

If you elect to step-up the Guaranteed Amount for another step-up period (including if we administer the step-up election for you or if you make a change from a Joint Life to a Single Life option after a death or divorce), a pro-rata deduction of the Rider charge based on the Guaranteed Amount immediately prior to the step-up will be made on the valuation date of the step-up. This deduction covers the cost of the Rider from the time of the previous deduction to the date of the step-up. After a contractowner's step-up, we will deduct the Rider charge for the stepped-up Guaranteed Amount on a quarterly basis, beginning on the valuation date on or next following the three-month anniversary of the step-up. At the time of the elected step-up, the Rider percentage charge will change to the current charge in effect at that time (if the current charge has changed), but it will never exceed the guaranteed maximum annual percentage charge of 0.95% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or 1.50% of the Guaranteed Amount for the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. If you never elect to step-up your Guaranteed Amount, your Rider percentage charge will never change, although the amount we deduct will change as the Guaranteed Amount changes. The Rider charge will be discontinued upon the earlier of the annuity commencement date, election of i4LIFE (Reg. TM) Advantage or termination of the Rider. The pro-rata amount of the Rider charge will be deducted upon termination of the Rider or surrender of the contract.

Rider Charge Waiver. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent step-up of the Guaranteed Amount, the Rider charge may be waived. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, no Rider charge waiver is available with the Single Life and Joint Life options. The earlier version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option has a waiver charge provision which may occur after the fifth Benefit Year anniversary following the last automatic step-up opportunity.

Whenever the above conditions are met, on each valuation date the Rider charge is to be deducted, if the total withdrawals from the contract have been less than or equal to 10% of the sum of: (1) the Guaranteed Amount on the effective date of this Rider or on the most recent step-up date; and (2) purchase payments made after the step-up, then the quarterly Rider charge will be waived. If the withdrawals have been more than 10%, then the Rider charge will not be waived.

4LATER (Reg. TM) Advantage Charge. Prior to the periodic income commencement date (which is defined as the valuation date the initial regular income payment under i4LIFE (Reg. TM) Advantage is determined), the annual 4LATER (Reg. TM) charge is currently 0.65% of the Income Base. For riders purchased before January 20, 2009, the current annual percentage charge will increase from 0.50% to 0.65% upon the next election to reset the Income Base. The Income Base (an amount equal to the initial purchase payment or contract value at the time of election), as adjusted, is a value that will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. An amount equal to the quarterly 4LATER (Reg. TM) Rider charge multiplied by the Income Base will be deducted from the subaccounts on every third month anniversary of the later of the 4LATER (Reg.
TM) Rider Effective Date or the most recent reset of the Income Base. This deduction will be made in proportion to the value in each subaccount on the valuation date the 4LATER (Reg. TM) Rider charge is assessed. The amount we deduct will increase as the Income Base increases, because the charge is based on the Income Base. As described in more detail below, the only time the Income Base will change is when there are additional purchase payments, withdrawals, automatic enhancements at the end of the 3-year waiting periods or in the event of a Reset to the current Account Value. If you purchase 4LATER (Reg. TM) in the future, the percentage charge will be the charge in effect at the time you elect 4LATER (Reg. TM).

Upon a reset of the Income Base, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge based on the Income Base immediately prior to the reset will be made on the valuation date of the reset. This deduction covers the cost of the 4LATER (Reg. TM) Rider from the time of the previous deduction to the date of the reset. After the reset, we will deduct the 4LATER (Reg. TM) Rider charge for the reset Income Base on a quarterly basis, beginning on the valuation date on or next following the three month anniversary of the reset. At the time of the reset, the annual charge will be the current charge in effect for new purchases of 4LATER (Reg. TM) at the time of reset, not to exceed the guaranteed maximum charge of 1.50% of the Income Base. If you never elect to reset your Income Base, your 4LATER (Reg. TM) Rider percentage charge will never change, although the amount we deduct will change as your Income Base changes.

Prior to the periodic income commencement date, a pro-rata amount of the 4LATER (Reg. TM) Rider charge will be deducted upon termination of the 4LATER (Reg.
TM) Rider for any reason other than death. On the periodic income commencement date, a pro-rata deduction of the 4LATER (Reg. TM) Rider charge will be made to cover the cost of 4LATER (Reg. TM) since the previous deduction.

i4LIFE (Reg. TM) Advantage Charge . i4LIFE (Reg. TM) Advantage is subject to a charge (imposed during the i4LIFE (Reg. TM) Advantage payout phase), computed daily of the Account Value. The annual rate of the i4LIFE (Reg. TM) Advantage charge is: 2.00% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.05% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.30% for the i4LIFE (Reg. TM) Advantage EGMDB. This charge consists of a mortality and expense risk and administrative charge (charges for the Guaranteed Income Benefit are not included and are listed below). If i4LIFE (Reg. TM) Advantage is elected at issue of the contract, i4LIFE (Reg. TM) Advantage and the charge will begin on the contract's effective date. Otherwise, i4LIFE (Reg. TM) Advantage and the charge will begin on the periodic income commencement date which is the valuation date on which the regular income payment is determined. After the Access Period ends, the charge will be the same rate as the cost of the i4LIFE (Reg. TM) Advantage Account Value death benefit.

i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit Charge. The Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.80% for the i4LIFE (Reg. TM) Advantage EGMDB.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.


4LATER (Reg. TM) Guaranteed Income Benefit Charge . The 4LATER (Reg. TM) Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.65% of the Account Value, which is added to the i4LIFE (Reg. TM) Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.65% for the i4LIFE (Reg. TM) Account Value death benefit; 2.70% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.95% for the EGMDB. (For riders purchased before January 20, 2009, the current annual percentage charge is 0.50%, but will increase to 0.65% upon the next election to reset the Income Base.) These charges apply only during the i4LIFE (Reg. TM) Advantage payout phase.

On and after the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit charge will be added to the i4LIFE (Reg. TM) charge as a daily percentage of average account value. This is a change to the calculation of the 4LATER (Reg. TM) charge because after the periodic income commencement date, when the 4LATER (Reg. TM) Guaranteed Income Benefit is established, the Income Base is no longer applicable. The percentage 4LATER (Reg. TM) charge is the same immediately before and after the periodic income commencement date; however, the charge is multiplied by the Income Base (on a quarterly basis) prior to the periodic income commencement date and then multiplied by the average daily account value after the periodic income commencement date.

After the periodic income commencement date, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will not change unless the contractowner elects additional 15 year step-up periods during which the 4LATER (Reg. TM) Guaranteed Income Benefit (described later) is stepped-up to 75% of the current regular income payment. At the time you elect a new 15 year period, the 4LATER (Reg. TM) Guaranteed Income Benefit percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of Account Value.

After the periodic income commencement date, if the 4LATER (Reg. TM) Guaranteed Income Benefit is terminated, the 4LATER (Reg. TM) Guaranteed Income Benefit annual charge will also terminate.

Guaranteed Income Benefit Charge for Lincoln Lifetime IncomeSM Advantage purchasers.

For purchasers of Lincoln Lifetime IncomeSM Advantage who terminate their rider and purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit, the Guaranteed Income Benefit which is purchased with i4LIFE (Reg. TM) Advantage is subject to a current annual charge of 0.50% of the Account Value, which is added to the i4LIFE (Reg. TM)Advantage charge for a total current percentage charge of the Account Value, computed daily as follows: 2.50% for the i4LIFE (Reg. TM) Advantage Account Value death benefit; 2.55% for the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit; and 2.80% for the i4LIFE (Reg.
TM) Advantage EGMDB. Purchasers of Lincoln Lifetime IncomeSM Advantage are guaranteed that in the future the guaranteed maximum charge for the Guaranteed Income Benefit will be the guaranteed maximum charge then in effect at the time that they purchase the Lincoln Lifetime IncomeSM Advantage.

The Guaranteed Income Benefit percentage charge will not change unless you elect an additional step-up period during which the Guaranteed Income Benefit is stepped-up to 75% of the current regular income payment (described later). At the time you elect a new step-up period, the percentage charge will change to the current charge in effect at that time (if the current charge has changed) up to the guaranteed maximum annual charge of 1.50% of the Account Value. If we automatically administer the step-up period election for you and your percentage charge is increased, you may ask us to reverse the step-up period election by giving us notice within 30 days after the date on which the step-up period election occurred. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up period election occurred. Increased fees collected during the 30-day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period (described later in the i4LIFE (Reg. TM) Advantage section of this prospectus).

After the periodic income commencement date, if the Guaranteed Income Benefit is terminated, the Guaranteed Income Benefit annual charge will also terminate.



Deductions for Premium Taxes

Any premium tax or other tax levied by any governmental entity as a result of the existence of the contracts or the VAA will be deducted from the contract value when incurred, or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax ranges from zero to 3.5%.

Other Charges and Deductions

The surrender, withdrawal or transfer of value from a fixed account guaranteed period may be subject to the interest adjustment if applicable. See Fixed Side of the Contract.

The mortality and expense risk and administrative charge of 1.40% of the contract value will be assessed on all variable annuity payouts (except for the i4LIFE (Reg. TM) Advantage, which has a different charge), including options that may be offered that do not have a life contingency and therefore no mortality risk. This charge covers the expense risk and administrative services listed previously in this prospectus. The expense risk is the risk that our costs in providing the services will exceed our revenues from contract charges.


There are additional deductions from and expenses paid out of the assets of the underlying funds that are more fully described in the prospectuses for the funds. Among these deductions and expenses are 12b-1 fees which reimburse us or an affiliate for certain expenses incurred in connection with certain administrative and distribution support services provided to the funds.


Additional Information

The charges described previously may be reduced or eliminated for any particular contract. However, these reductions may be available only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges, or when required by law. Lower distribution and administrative expenses may be the result of economies associated with:
 o the use of mass enrollment procedures,
 o the performance of administrative or sales functions by the employer,
 o the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or
 o any other circumstances which reduce distribution or administrative expenses.

The exact amount of charges and fees applicable to a particular contract will be stated in that contract.



The Contracts

Purchase of Contracts
If you wish to purchase a contract, you must apply for it through a sales representative authorized by us. Certain broker-dealers may not offer all of the features discussed in this prospectus. The completed application is sent to us and we decide whether to accept or reject it. If the application is accepted, a contract is prepared and executed by our legally authorized officers. The contract is then sent to you through your sales representative. See Distribution of the Contracts.

When a completed application and all other information necessary for processing a purchase order is received at our Home office, an initial purchase payment will be priced no later than two business days after we receive the order. If you submit your application and/or initial purchase payment to your agent, we will not begin processing your purchase order until we receive the application and initial purchase payment from your agent's broker-dealer. While attempting to finish an incomplete application, we may hold the initial purchase payment for no more than five business days unless we receive your consent to our retaining the payment until the application is completed. If the incomplete application cannot be completed within those five days and we have not received your consent, you will be informed of the reasons, and the purchase payment will be returned immediately. Once the application is complete, we will allocate your initial purchase payment within two business days.


Who Can Invest

To apply for a contract, you must be of legal age in a state where the contracts may be lawfully sold and also be eligible to participate in any of the qualified and nonqualified plans for which the contracts are designed. At the time of issue, the contractowner, joint owner and annuitant must be under age 86. Certain death benefit options may not be available at all ages. To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license, photo i.d. or other identifying documents.

In accordance with money laundering laws and federal economic sanction policy, the Company may be required in a given instance to reject a purchase payment and/or freeze a contractowner's account. This means we could refuse to honor requests for transfers, withdrawals, surrenders or death benefits. Once frozen, monies would be moved from the VAA to a segregated interest-bearing account maintained for the contractowner, and held in that account until instructions are received from the appropriate regulator.

If you are purchasing the contract through a tax-favored arrangement, including traditional IRAs and Roth IRAs, you should consider carefully the costs and benefits of the contract (including annuity income benefits) before purchasing the contract, since the tax-favored arrangement itself provides tax-deferred growth.


Replacement of Existing Insurance

Careful consideration should be given prior to surrendering or withdrawing money from an existing insurance contract to purchase the contract described in this prospectus. Surrender charges may be imposed on your existing contract and/or a new surrender charge period may be imposed with the purchase of, or transfer into, this contract. An investment representative or tax adviser should be consulted prior to making an exchange. Cash surrenders from an existing contract may be subject to tax and tax penalties.


Purchase Payments

Purchase payments are payable to us at a frequency and in an amount selected by you in the application. The minimum initial purchase payment is $10,000. The minimum annual amount for additional purchase payments is $300. The minimum payment to the contract at any one time must be at least $100 ($25 if transmitted electronically). If a minimum purchase payment is not submitted, we will contact you to see if additional money will be sent, or if we should return the purchase payment to you. Purchase payments in total may not exceed $2 million without our approval. If you stop making purchase payments, the contract will remain in force as a paid-up contract. However, we may terminate the contract as allowed by your state's non-forfeiture law for individual deferred annuities. Purchase payments may be made or, if stopped, resumed at any time until the annuity commencement date, the surrender of the contract, or the death of the contractowner, whichever comes first. Upon advance written notice, we reserve the right to limit purchase payments made to the contract.


Persistency Credits

Contractowners will receive a persistency credit on a quarterly basis after the seventh contract anniversary. The amount of the persistency credit is calculated by multiplying the contract value, less any purchase payments that have not been invested in the contract for at least seven years, by 0.0875% (or 0.075% on contracts issued before June 6, 2005 or later in some states). This persistency credit will be allocated to the variable subaccounts and the fixed subaccounts in proportion to the contract value in each variable subaccount and fixed subaccount at the time the persistency credit is paid into the contract. The amount of any persistency credit received will be noted on your quarterly statement. Confirmation statements for each individual transaction will not be issued.

There is no additional charge to receive this persistency credit, and in no case will the persistency credit be less than zero.


Valuation Date

Accumulation and annuity units will be valued once daily at the close of trading (normally, 4:00 p.m., New York time) on each day the New York Stock Exchange is open (valuation date). On any date other than a valuation date, the accumulation unit value and the annuity unit value will not change.


Allocation of Purchase Payments

Purchase payments allocated to the variable account are placed into the VAA's subaccounts, according to your instructions. You may also allocate purchase payments in the fixed account, if available.

The minimum amount of any purchase payment which can be put into any one subaccount is $20. The minimum amount of any purchase payment which can be put into a fixed account guaranteed period is $2,000, subject to state approval.

If we receive your purchase payment from you or your broker-dealer in good order at our Home office prior to 4:00 p.m., New York time, we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If we receive your purchase payment at or after 4:00 p.m., New York time, we will use the accumulation unit value computed on the next valuation date. If you submit your purchase payment to your representative, we will generally not begin processing the purchase payment until we receive it from your representative's broker-dealer. If your broker-dealer submits your purchase payment to us through the Depository Trust and Clearing Corporation
(DTCC) or, pursuant to terms agreeable to us, uses a proprietary order placement system to submit your purchase payment to us, and your purchase payment was placed with your broker-dealer prior to 4:00 p.m., New York time, then we will use the accumulation unit value computed on that valuation date when processing your purchase payment. If your purchase payment was placed with your broker-dealer at or after 4:00 p.m. New York time, then we will use the accumulation unit value computed on the next valuation date.

The number of accumulation units determined in this way is not impacted by any subsequent change in the value of an accumulation unit. However, the dollar value of an accumulation unit will vary depending not only upon how well the underlying fund's investments perform, but also upon the expenses of the VAA and the underlying funds.

Valuation of Accumulation Units

Purchase payments allocated to the VAA are converted into accumulation units. This is done by dividing the amount allocated by the value of an accumulation unit for the valuation period during which the purchase payments are allocated to the VAA. The accumulation unit value for each subaccount was or will be established at the inception of the subaccount. It may increase or decrease from valuation period to valuation period. Accumulation unit values are affected by investment performance of the funds, fund expenses, and the contract charges. The accumulation unit value for a subaccount for a later valuation period is determined as follows:

1. The total value of the fund shares held in the subaccount is calculated by multiplying the number of fund shares owned by the subaccount at the beginning of the valuation period by the net asset value per share of the fund at the end of the valuation period, and adding any dividend or other distribution of the fund if an ex-dividend date occurs during the valuation period; minus

2. The liabilities of the subaccount at the end of the valuation period; these liabilities include daily charges imposed on the subaccount, and may include a charge or credit with respect to any taxes paid or reserved for by us that we determine result from the operations of the VAA; and

3. The result is divided by the number of subaccount units outstanding at the beginning of the valuation period.

The daily charges imposed on a subaccount for any valuation period are equal to the daily mortality and expense risk charge and the daily administrative charge multiplied by the number of calendar days in the valuation period. Contracts with different features have different daily charges, and therefore, will have different corresponding accumulation unit values on any given day. In certain circumstances, and when permitted by law, it may be prudent for us to use a different standard industry method for this calculation, called the Net Investment Factor method. We will achieve substantially the same result using either method.


Transfers On or Before the Annuity Commencement Date

You may transfer all or a portion of your investment from one subaccount to another. A transfer involves the surrender of accumulation units in one subaccount and the purchase of accumulation units in the other subaccount. A transfer will be done using the respective accumulation unit values determined at the end of the valuation date on which the transfer request is received. There is no charge for a transfer.

Transfers (among the variable subaccounts and as permitted between the variable and fixed accounts) are limited to twelve (12) per contract year unless otherwise authorized by us. This limit does not apply to transfers made under the automatic transfer programs of dollar cost averaging, cross re-investment or portfolio rebalancing elected on forms available from us. See Additional Services and the SAI for more information on these programs.

The minimum amount which may be transferred between subaccounts is $300 (or the entire amount in the subaccount, if less than $300). If the transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total balance of the subaccount.

A transfer request may be made to our Home office using written, telephone, fax, or electronic instructions, if the appropriate authorization is on file with us. Our address, telephone number, and Internet address are on the first page of this prospectus. In order to prevent unauthorized or fraudulent transfers, we may require certain identifying information before we will act upon instructions. We may also assign the contractowner a Personal Identification Number (PIN) to serve as identification. We will not be liable for following instructions we reasonably believe are genuine. Telephone requests will be recorded and written confirmation of all transfer requests will be mailed to the contractowner on the next valuation date.

Please note that the telephone and/or electronic devices may not always be available. Any telephone or electronic device, whether it is yours, your service provider's, or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your transfer request by writing to our Home office.

Requests for transfers will be processed on the valuation date that they are received when they are received at our Home office before the end of the valuation date (normally 4:00 p.m. New York time). If we receive a transfer request at or after 4:00p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date.

If your contract offers a fixed account, you may also transfer all or any part of the contract value from the subaccount(s) to the fixed side of the contract, except during periods when (if permitted by your contract) we have discontinued accepting transfers into the fixed side of the contract. The minimum amount which can be transferred to a fixed account is $2,000 or the total amount in the subaccount if less than $2,000. However, if a transfer from a subaccount would leave you with less than $300 in the subaccount, we may transfer the total amount to the fixed side of the contract.

You may also transfer part of the contract value from a fixed account to the various subaccount(s) subject to the following restrictions:

 o the sum of the percentages of fixed value transferred is limited to 25% of the value of that fixed account in any twelve month period; and
 o the minimum amount which can be transferred is $300 or the amount in the fixed account.

Transfers of all or a portion of a fixed account (other than automatic transfer programs and i4LIFE (Reg. TM) Advantage transfers) may be subject to interest adjustments, if applicable.

Transfers may be delayed as permitted by the 1940 Act. See Delay of Payments.


Market Timing

Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the funds and their investment returns. Such transfers may dilute the value of the fund shares, interfere with the efficient management of the fund's portfolio, and increase brokerage and administrative costs of the funds. As an effort to protect our contractowners and the funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other contractowners or fund shareholders.

In addition, the funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. While we reserve the right to enforce these policies and procedures, contractowners and other persons with interests under the contracts should be aware that we may not have the contractual authority or the operational capacity to apply the frequent trading policies and procedures of the funds. However, under SEC rules, we are required to: (1) enter into a written agreement with each fund or its principal underwriter that obligates us to provide to the fund promptly upon request certain information about the trading activity of individual contractowners, and (2) execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contractowners who violate the excessive trading policies established by the fund.

You should be aware that the purchase and redemption orders received by the funds generally are "omnibus" orders from intermediaries such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and/or individual owners of variable insurance contracts. The omnibus nature of these orders may limit the funds' ability to apply their respective disruptive trading policies and procedures. We cannot guarantee that the funds (and thus our contractowners) will not be harmed by transfer activity relating to the retirement plans and/or other insurance companies that may invest in the funds. In addition, if a fund believes that an omnibus order we submit may reflect one or more transfer requests from policy owners engaged in disruptive trading activity, the fund may reject the entire omnibus order.

Our Market Timing Procedures detect potential "market timers" by examining the number of transfers made by contractowners within given periods of time. In addition, managers of the funds might contact us if they believe or suspect that there is market timing. If requested by a fund company, we may vary our Market Timing Procedures from subaccount to subaccount to comply with specific fund policies and procedures.

We may increase our monitoring of contractowners who we have previously identified as market timers. When applying the parameters used to detect market timers, we will consider multiple contracts owned by the same contractowner if that contractowner has been identified as a market timer. For each contractowner, we will investigate the transfer patterns that meet the parameters being used to detect potential market timers. We will also investigate any patterns of trading behavior identified by the funds that may not have been captured by our Market Timing Procedures.

Once a contractowner has been identified as a "market timer" under our Market Timing Procedures, we will notify the contractowner in writing that future transfers (among the subaccounts and/or the fixed account) will be temporarily permitted to be made only by original signature sent to us by U.S. mail, standard delivery for the remainder of the contract year (or calendar year if the contract is an individual contract that was sold in connection with an employer sponsored plan). Overnight delivery or electronic instructions (which may include telephone, facsimile, or Internet instructions) submitted during this period will not be accepted. If overnight delivery or electronic instructions are inadvertently accepted from a contractowner that has been identified as a market timer, upon discovery, we will reverse the transaction within 1 or 2 business days. We will impose this "original signature" restriction on that contractowner even if we cannot identify, in the particular circumstances, any harmful effect from that contractowner's particular transfers.

Contractowners seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect such transfer activity may be limited by operational systems and technological limitations. The identification of contractowners determined to be engaged in such transfer activity that may adversely affect other contractowners or fund shareholders involves judgments that are inherently subjective. We cannot guarantee that our Market Timing Procedures will detect every potential market timer. If we are unable to detect market timers, you may experience dilution in the value of your fund shares and increased brokerage and administrative costs in the funds. This may result in lower long-term returns for your investments.

Our Market Timing Procedures are applied consistently to all contractowners. An exception for any contractowner will be made only in the event we are required to do so by a court of law. In addition, certain funds available as investment options in your contract may also be available as investment options for owners of other, older life insurance policies issued by us. Some of these older life insurance policies do not provide a contractual basis for us to restrict or refuse transfers which are suspected to be market timing activity. In addition, because other insurance companies and/or retirement plans may invest in the funds, we cannot guarantee that the funds will not suffer harm from frequent, large, or short-term transfer activity among subaccounts and the fixed accounts of variable contracts issued by other insurance companies or among investment options available to retirement plan participants.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). If we modify our Market Timing Procedures, they will be applied uniformly to all contractowners or as applicable to all contractowners investing in underlying funds. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.

Some of the funds have reserved the right to temporarily or permanently refuse payments or transfer requests from us if, in the judgment of the fund's investment adviser, the fund would be unable to invest effectively in accordance with its investment objective or policies, or would otherwise potentially be adversely affected. To the extent permitted by applicable law, we reserve the right to defer or reject a transfer request at any time that we are unable to purchase or redeem shares of any of the funds available through the VAA, including any refusal or restriction on purchases or redemptions of the fund shares as a result of the funds' own policies and procedures on market timing activities. If a fund refuses to accept a transfer request we have already processed, we will reverse the transaction within 1 or 2 business days. We will notify you in writing if we have reversed, restricted or refused any of your transfer requests. Some funds also may impose redemption fees on short-term trading (i.e., redemptions of mutual fund shares within a certain number of business days after purchase). We reserve the right to administer and collect any such redemption fees on behalf of the funds. You should read the prospectuses of the funds for more details on their redemption fees and their ability to refuse or restrict purchases or redemptions of their shares.


Transfers After the Annuity Commencement Date

You may transfer all or a portion of your investment in one subaccount to another subaccount or to the fixed side of the contract, as permitted under your contract. Those transfers will be limited to three times per contract year. You may also transfer from a variable annuity payment to a fixed annuity payment. You may not transfer from a fixed annuity payment to a variable annuity payment.

If you select i4LIFE (Reg. TM) Advantage your transfer rights and restrictions for the variable subaccounts and the fixed account during the Access Period are the same as stated in the section of this prospectus called Transfers On or Before the Annuity Commencement Date. During the i4LIFE (Reg. TM) Advantage Lifetime Income Period, you are subject to the rights set forth in the prior paragraph.


Ownership

The owner on the date of issue will be the person or entity designated in the contract specifications. If no owner is designated, the annuitant(s) will be the owner. The owner may name a joint owner.

As contractowner, you have all rights under the contract. According to Indiana law, the assets of the VAA are held for the exclusive benefit of all contractowners and their designated beneficiaries; and the assets of the VAA are not chargeable with liabilities arising from any other business that we may conduct. Qualified contracts may not be assigned or transferred except as permitted by applicable law and upon written notification to us. Non-qualified contracts may not be collaterally assigned. An assignment affects the death benefit and living benefits calculated under the contract. We assume no responsibility for the validity or effect of any assignment. Consult your tax adviser about the tax consequences of an assignment.


Joint Ownership

If a contract has joint owners, the joint owners shall be treated as having equal undivided interests in the contract. Either owner, independently of the other, may exercise any ownership rights in this contract. Not more than two owners (an owner and joint owner) may be named and contingent owners are not permitted.


Annuitant

The following rules apply prior to the annuity commencement date. You may name only one annuitant [unless you are a tax-exempt entity, then you can name two joint annuitants]. You (if the contractowner is a natural person) have the right to change the annuitant at any time by notifying us of the change. The new annuitant must be under age 86 as of the effective date of the change. This change may cause a reduction in the death benefit on the death of the annuitant. See The Contracts - Death Benefit. A contingent annuitant may be named or changed by notifying us in writing. Contingent annuitants are not allowed on contracts owned by non-natural owners. On or after the annuity commencement date, the annuitant or joint annuitants may not be changed and contingent annuitant designations are no longer applicable.


Surrenders and Withdrawals

Before the annuity commencement date, we will allow the surrender of the contract or a withdrawal of the contract value upon your written request on an approved Lincoln distribution request form (available from the Home office), subject to the rules discussed below. Surrender or withdrawal rights after the annuity commencement date depend on the annuity payout option selected.

The amount available upon surrender/withdrawal is the contract value less any applicable charges, fees, and taxes at the end of the valuation period during which the written request for surrender/withdrawal is received at the Home office. If we receive a surrender or withdrawal request at or after 4:00 p.m., New York time, we will process the request using the accumulation unit value computed on the next valuation date. The minimum amount which can be withdrawn is $300. Unless a request for withdrawal specifies otherwise, withdrawals will be made from all subaccounts within the VAA and from the fixed account in the same proportion that the amount of withdrawal bears to the total contract value. Surrenders and withdrawals from the fixed account may be subject to the interest adjustment. See Fixed Side of the Contract. Unless prohibited, surrender/withdrawal payments will be mailed within seven days after we receive a valid written request at the Home office. The payment may be postponed as permitted by the 1940 Act.

If you request a lump sum surrender and your surrender value is over $10,000, your money will be placed into a SecureLine (Reg. TM) account in your name. You are the owner of the account, and are the only one authorized to transfer proceeds from the account. You may choose to leave the proceeds in this account, or you may begin writing checks immediately.

The SecureLine (Reg. TM) account is a special service that we offer in which your surrender proceeds are placed into an interest-bearing account. Instead of mailing you a check, we will send a checkbook so that you will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. You may request that surrender proceeds be paid directly to you instead of deposited in a SecureLine (Reg. TM) account.

There are charges associated with surrender of a contract or withdrawal of contract value. You may specify whether these charges are deducted from the amount you request to be withdrawn or from the remaining contract value. If the charges are deducted from the remaining contract value, the amount of the total withdrawal will increase according to the impact of the applicable surrender charge percentage; consequently, the dollar amount of the surrender charge associated with the withdrawal will also increase. In other words, the dollar amount deducted to cover the surrender charge is also subject to a surrender charge.

The tax consequences of a surrender/withdrawal are discussed later in this booklet. See Federal Tax Matters - Taxation of Withdrawals and Surrenders.


Additional Services

These are the additional services available to you under your contract: dollar-cost averaging (DCA), automatic withdrawal service (AWS), cross-reinvestment service and portfolio rebalancing. Currently, there is no charge for these services. However, we reserve the right to impose one. In order to take advantage of one of these services, you will need to complete the appropriate election form that is available from our Home office. For further detailed information on these services, please see Additional Services in the SAI.

Dollar-cost averaging allows you to transfer amounts from the DCA fixed account, if available, or certain variable subaccounts into the variable subaccounts on a monthly basis or in accordance with other terms we make available. We reserve the right to discontinue or modify this program at any time. DCA does not assure a profit or protect against loss.

The automatic withdrawal service (AWS) provides for an automatic periodic withdrawal of your contract value.

The cross-reinvestment service allows you to automatically transfer the account value in a designated variable subaccount that exceeds a baseline amount to another specific variable subaccount at specific intervals.

Portfolio rebalancing is an option that restores to a pre-determined level the percentage of contract value allocated to each variable account subaccount. The rebalancing may take place monthly, quarterly, semi-annually or annually.

Only one of the three additional services (DCA, cross reinvestment and portfolio rebalancing) may be used at one time. For example, you cannot have DCA and cross reinvestment running simultaneously.


Asset Allocation Models

Your registered representative may discuss asset allocation models with you to assist you in deciding how to allocate your purchase payments among the various subaccounts and/or the fixed account. The models listed below were designed and prepared by the Company, in consultation with SSgA Funds Management, Inc., for use by Lincoln Financial Distributors, Inc., (LFD) the principal underwriter of the contracts. LFD provides models to broker dealers who may offer the models to their own clients. The models do not constitute investment advice and you should consult with your broker dealer representative to determine whether you should utilize a model or which model is suitable for you based upon your goals, risk tolerance and time horizon.

Each model invests different percentages of contract value in some or all of the LVIP subaccounts currently available within your annuity contract. If you select an asset allocation model, 100% of your contract value (and any additional purchase payments you make) will be allocated among certain subaccounts in accordance with the model's asset allocation strategy. You may not make transfers among the subaccounts. We will deduct any withdrawals you make from the subaccounts in the asset allocation model on a pro rata basis. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in the contract at any time.

Each of the asset allocation models seeks to meet its investment objective while avoiding excessive risk. The models also strive to achieve diversification among asset classes in order to help reduce volatility and boost returns over the long-term. There can be no assurance, however, that any of the asset allocation models will achieve its investment objective. If you are seeking a more aggressive strategy, these models are probably not appropriate for you.

The asset allocation models are intended to provide a diversified investment portfolio by combining different asset classes to help it reach its stated investment goal. While diversification may help reduce overall risk, it does not eliminate the risk of losses and it does not protect against losses in a declining market.

In order to maintain the model's specified subaccount allocation percentages, you agree to be automatically enrolled in and you thereby authorize us to automatically rebalance your contract value on a quarterly basis based upon your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.


The models are static asset allocation models. This means that that they have fixed allocations made up of underlying funds that are offered within your contract and the percentage allocations will not change over time. Once you have selected an asset allocation model, we will not make any changes to the fund allocations within the model except for the rebalancing described above. If you desire to change your contract value or purchase payment allocation or percentages to reflect a revised or different model, you must submit new allocation instructions to us. You may terminate a model at any time. There is no charge from Lincoln for participating in a model.

The election of certain Living Benefit riders may require that you allocate purchase payments in accordance with Investment Requirements that may be satisfied by choosing one of the asset allocation models. Different requirements and/or restrictions may apply under the individual rider. See The Contracts - Investment Requirements.

At this time, the available models are as follows:
 o The Lincoln SSgA Conservative Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in three equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderate Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in three equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Moderately Aggressive Equity Index Model (formerly known as the Lincoln SSgA Moderately Aggressive Index Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in three equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Moderately Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately
   70% in three equity subaccounts and 30% in one fixed income subaccount.
   This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes index funds exclusively. (Available on or after June 30, 2009)
 o The Lincoln SSgA Aggressive Index Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in three equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes index funds exclusively.
 o The Lincoln SSgA Structured Conservative Model is composed of specified underlying subaccounts representing a target allocation of approximately
   40% in seven equity subaccounts and 60% in one fixed income subaccount.
   This model seeks a high level of current income with some consideration given to growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

 o The Lincoln SSgA Structured Moderate Model is composed of specified underlying subaccounts representing a target allocation of approximately 60% in seven equity subaccounts and 40% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with an emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.
 o The Lincoln SSgA Structured Moderately Aggressive Equity Model (formerly known as the Lincoln SSgA Structured Moderately Aggressive Model) is composed of specified underlying subaccounts representing a target allocation of approximately 80% in seven equity subaccounts and 20% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Not available to contracts issued on or after June 30, 2009)
 o The Lincoln SSgA Structured Moderately Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 70% in seven equity subaccounts and 30% in one fixed income subaccount. This model seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks. (Available on or after June 30, 2009)
 o The Lincoln SSgA Structured Aggressive Model is composed of specified underlying subaccounts representing a target allocation of approximately 90% in seven equity subaccounts and 10% in one fixed income subaccount. This model seeks long term growth of capital. The model utilizes a combination of index funds and rules-based strategies with an emphasis placed on value oriented stocks.

Your registered representative will have more information on the specific investments of each model.

Franklin Templeton Founding Investment Strategy: Through the Franklin Templeton Founding Investment Strategy you may allocate purchase payments and/or contract values to three underlying funds as listed below. This is not an asset allocation model. If you choose to follow this strategy you will invest 100% of your contract value according to the strategy. You may invest in any of the three funds without adopting the strategy. Upon selection of this program you agree to be automatically enrolled in portfolio rebalancing and authorize us to automatically rebalance your contract value on a quarterly basis in accordance with the strategy. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each allocation. You may terminate the strategy at any time and reallocate your contract value to other investment options. We reserve the right to change the rebalancing frequency at any time, in our sole discretion, but will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency.



  o   FTVIPT Franklin Income Securities      34% of contract
                                             value
  o   FTVIPT Mutual Shares Securities        33% of contract
                                             value
  o   LVIP Templeton Growth Fund             33% of contract
                                             value

Death Benefit

The chart below provides a brief overview of how the death benefit proceeds will be distributed, if death occurs prior to i4LIFE (Reg. TM) Advantage elections or to the annuity commencement date. Refer to your contract for the specific provisions applicable upon death.



 UPON DEATH OF:    AND...                               AND...                                 DEATH BENEFIT PROCEEDS PASS TO:
contractowner     There is a surviving joint owner     The annuitant is living or deceased    joint owner
 contractowner     There is no surviving joint owner    The annuitant is living or deceased    designated beneficiary
contractowner     There is no surviving joint owner    The annuitant is living or deceased    contractowner's estate
                  and the beneficiary predeceases the
                  contractowner
 annuitant         The contractowner is living          There is no contingent annuitant       The youngest contractowner
                                                                                              becomes the contingent annuitant
                                                                                              and the contract continues. The
                                                                                              contractowner may waive* this
                                                                                              continuation and receive the death
                                                                                              benefit proceeds.

 UPON DEATH OF:    AND...
annuitant         The contractowner is living
 annuitant**       The contractowner is a trust or other
                  non-natural person



 UPON DEATH OF:    AND...                               DEATH BENEFIT PROCEEDS PASS TO:
annuitant         The contingent annuitant is living   contingent annuitant becomes the
                                                       annuitant and the contract continues
 annuitant**       No contingent annuitant allowed      designated beneficiary
                  with non-natural contractowner

* Notification from the contractowner to select the death benefit proceeds must be received within 75 days of the death of the annuitant.

** Death of annuitant is treated like death of the contractowner.


If the contractowner (or a joint owner) or annuitant dies prior to the annuity commencement date, a death benefit may be payable. You can choose the death benefit. Only one death benefit may be in effect at any one time and this election terminates if you elect i4LIFE (Reg. TM) Advantage or any annuitization option. Generally, the more expensive the death benefit the greater the protection.

You should consider the following provisions carefully when designating the beneficiary, annuitant, any contingent annuitant and any joint owner, as well as before changing any of these parties. The identity of these parties under the contract may significantly affect the amount and timing of the death benefit or other amount paid upon a contractowner's or annuitant's death.

You may designate a beneficiary during your lifetime and change the beneficiary by filing a written request with our Home office. Each change of beneficiary revokes any previous designation. We reserve the right to request that you send us the contract for endorsement of a change of beneficiary.

Upon the death of the contractowner, a death benefit will be paid to the beneficiary. Upon the death of a joint owner, the death benefit will be paid to the surviving joint owner. If the contractowner is a corporation or other non-individual (non-natural person), the death of the annuitant will be treated as death of the contractowner.

If an annuitant who is not the contractowner or joint owner dies, then the contingent annuitant, if named, becomes the annuitant and no death benefit is payable on the death of the annuitant. If no contingent annuitant is named, the contractowner (or younger of joint owners) becomes the annuitant. Alternatively, a death benefit may be paid to the contractowner (and joint owner, if applicable, in equal shares). Notification of the election of this death benefit must be received by us within 75 days of the death of the annuitant. The contract terminates when any death benefit is paid due to the death of the annuitant.

Only the contract value as of the valuation date we approve the payment of the death claim is available as a death benefit if a contractowner, joint owner or annuitant was added or changed subsequent to the effective date of this contract unless the change occurred because of the death of a prior contractowner, joint owner or annuitant. If your contract value equals zero, no death benefit will be paid.

Account Value Death Benefit. Contractowners who purchase their contracts on or after June 6, 2005 , (or later in those states that have not approved the contract changes) may select the Account Value Death Benefit. If you elect the Account Value Death Benefit contract option, we will pay a death benefit equal to the contract value on the valuation date the death benefit is approved by us for payment. No additional death benefit is provided. Once you have selected this death benefit option, it cannot be changed. (Your contract may refer to this benefit as the Contract Value Death Benefit.)

Guarantee of Principal Death Benefit. If you do not select a death benefit, the Guarantee of Principal Death Benefit will apply to your contract. If the Guarantee of Principal Death Benefit is in effect, the death benefit will be equal to the greater of:
 o The current contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage).

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with those withdrawals (surrender charges for example) and premium taxes, if any.

For contracts issued on or after June 6, 2005 (or later in some states), you may discontinue the Guarantee of Principal Death Benefit by completing the Death Benefit Discontinuance form and sending it to our Home Office. The benefit will be discontinued as of the valuation date we receive the request and the Account Value Death Benefit will apply. We will deduct the charge for the Account Value Death Benefit as of that date. See Charges and Other Deductions.

Enhanced Guaranteed Minimum Death Benefit (EGMDB). If the EGMDB is in effect, the death benefit paid will be the greatest of:
 o The current contract value as of the valuation date we approve the payment of the claim; or

 o the sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o the highest contract value which the contract attains on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the death of the contractowner, joint owner (if applicable) or annuitant for whom the death claim is approved for payment. The highest contract value is increased by purchase payments and is decreased by withdrawals subsequent to that anniversary date in the same proportion that withdrawals reduced the contract value.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The EGMDB is not available under contracts issued to a contractowner, or joint owner or annuitant, who is age 80 or older at the time of issuance.

You may discontinue the EGMDB at any time by completing the Death Benefit Discontinuance form and sending it to our Home office. The benefit will be discontinued as of the valuation date we receive the request, and the Guarantee of Principal Death Benefit will apply, or, if your contract was purchased on or after June 6, 2005 (or later in some states) you may instead choose the Account Value Death Benefit. We will deduct the applicable charge for the new death benefit as of that date. See Charges and Other Deductions.

Estate Enhancement Benefit Rider (EEB Rider). The amount of death benefit payable under this Rider is the greatest of the following amounts:
 o The contract value as of the valuation date we approve the payment of the claim; or
 o The sum of all purchase payments decreased by withdrawals in the same proportion that withdrawals reduced the contract value (withdrawals less than or equal to the Maximum Annual Withdrawal amount under the Lincoln Lifetime IncomeSM Advantage rider may reduce the sum of all purchase payments amount on a dollar for dollar basis. See The Contracts - Lincoln Lifetime IncomeSM Advantage); or
 o The highest contract value on any contract anniversary (including the inception date) (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased contractowner, joint owner (if applicable), or annuitant and prior to the death of the contractowner, joint owner or annuitant for whom a death claim is approved for payment. The highest contract value is adjusted for certain transactions. It is increased by purchase payments made on or after that contract anniversary on which the highest contract value is obtained. It is decreased by withdrawals subsequent to that contract anniversary date in the same proportion that withdrawals reduced the contract value; or
 o The current contract value as of the valuation date we approve the payment of the claim plus an amount equal to the Enhancement Rate times the lesser of:
  o the contract earnings; or
  o the covered earnings limit.

Note: If there are no contract earnings, there will not be an amount provided under this item.

In a declining market, withdrawals deducted in the same proportion that withdrawals reduce the contract value may have a magnified effect on the reduction of the death benefit payable.

All references to withdrawals include deductions for any applicable charges associated with that withdrawal (surrender charges for example) and premium taxes, if any.

The Enhancement Rate is based on the age of the oldest contractowner, joint owner (if applicable), or annuitant on the date when the Rider becomes effective. If the oldest is under age 70, the rate is 40%. If the oldest is age 70 to 75, the rate is 25%. The EEB Rider is not available if the oldest contractowner, joint owner (if applicable), or annuitant is age 76 or older at the time the Rider would become effective.

Contract earnings equal:
 o the contract value as of the date of death of the individual for whom a death claim is approved by us for payment; minus
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); minus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment; plus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The covered earnings limit equals 200% of:
 o the contract value as of the effective date of this Rider (determined before the allocation of any purchase payments on that date); plus
 o each purchase payment that is made to the contract on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, and prior to the contract anniversary immediately preceding the 76th birthday of the oldest of the contractowner, joint owner (if applicable) or annuitant; minus
 o any contractual basis that has previously been withdrawn, which is the amount by which each withdrawal made on or after the effective date of the Rider, and prior to the date of death of the individual for whom a death claim is approved for payment, exceeded the contract earnings immediately prior to the withdrawal.

The previously withdrawn contractual basis is an amount equal to the greater of $0 and (A), where

(A) is the amount of the withdrawal minus the greater of $0 and (B); where

(B) is the result of [(i) - (ii)]; where

(i) is the contract value immediately prior to the withdrawal; and

(ii) is the amount of purchase payments made into the contract prior to the withdrawal.

The EEB Rider may not be available in all states. Please check with your investment representative regarding availability of this rider. Contracts purchased after the Rider becomes available in your state may only elect the Rider at the time of purchase.

The EEB Rider may not be terminated unless you surrender the contract or the contract is in the annuity payout period.


General Death Benefit Information

Only one of these death benefit elections may be in effect at any one time and these elections terminate if you elect i4LIFE (Reg. TM) Advantage.

If there are joint owners, upon the death of the first contractowner, we will pay a death benefit to the surviving joint owner. The surviving joint owner will be treated as the primary, designated beneficiary. Any other beneficiary designation on record at the time of death will be treated as a contingent beneficiary. If the surviving joint owner is the spouse of the deceased joint owner, he/she may continue the contract as sole contractowner. Upon the death of the spouse who continues the contract, we will pay a death benefit to the designated beneficiary(s).

If the beneficiary is the spouse of the contractowner, then the spouse may elect to continue the contract as the new contractowner. Should the surviving spouse elect to continue the contract, a portion of the death benefit may be credited to the contract. Any portion of the death benefit that would have been payable (if the contract had not been continued) that exceeds the current contract value on the date the surviving spouse elects to continue will be added to the contract value. If the contract is continued in this way, the death benefit in effect at the time the beneficiary elected to continue the contract will remain as the death benefit.

If the EEB Rider is in effect, the Enhancement Rate for future benefits will be based on the age of the older of the surviving spouse or the annuitant at the time the EEB is paid into the contract. The contract earnings and the covered earnings limit will be reset, treating the current contract value (after crediting any death benefit amount into the contract as described above) as the initial deposit for purposes of future benefit calculations. If either the surviving spouse or the surviving annuitant is 76 or older, the EEB death benefit will be reduced to the EGMDB for a total annual charge of 1.90% or 1.70% for contracts issued before June 6, 2005.

The value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us, of the death; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Unless otherwise provided in the beneficiary designation, one of the following procedures will take place on the death of a beneficiary:
 o If any beneficiary dies before the contractowner, that beneficiary's interest will go to any other beneficiaries named, according to their respective interests; and/or
 o If no beneficiary survives the contractowner, the proceeds will be paid to the contractowner's estate.

If the beneficiary is a minor, court documents appointing the guardian/custodian may be required.

Unless the contractowner has already selected a settlement option, the beneficiary may choose the method of payment of the death benefit. The death benefit payable to the beneficiary or joint owner must be distributed within five years of the contractowner's date of death unless the beneficiary begins receiving within one year of the contractowner's death the distribution in the form of a life annuity or an annuity for a designated period not extending beyond the beneficiary's life expectancy.

Upon the death of the annuitant, Federal tax law requires that an annuity election be made no later than 60 days after we have approved the death claim for payment.

If the death benefit becomes payable, the recipient may elect to receive payment either in the form of a lump sum settlement or an annuity payout. If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

In the case of a death of one of the parties to the annuity contract, if the recipient of the death benefit has elected a lump sum settlement and the contract value is over $10,000, the proceeds will be placed into the interest-bearing account in the recipient's name as the owner of the account. The SecureLine (Reg. TM) account allows the recipient additional time to decide how to manage death benefit proceeds with the balance earning interest from the day the account is opened. SecureLine (Reg. TM) is not a method of deferring taxation.

The SecureLine (Reg. TM) account is a special service that we offer in which the death benefit proceeds are placed into an interest-bearing account. Instead of mailing you (or the recipient of the death proceeds) a check, we will send a checkbook so that you (or the death proceeds recipient) will have access to the account simply by writing a check for all or any part of the proceeds. The SecureLine (Reg. TM) account is part of our general account. It is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the SecureLine (Reg. TM) account. The recipient of death benefit proceeds may request to receive the proceeds in the form of a check rather than a deposit into the SecureLine (Reg. TM) account.


Investment Requirements

If you purchase a Living Benefit rider (Lincoln Lifetime IncomeSM Advantage, 4LATER (Reg. TM) Advantage, Lincoln SmartSecuritySM Advantage, or the Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage), you will be subject to Investment Requirements, and you will be limited in how much you can invest in certain subaccounts of your contract. The Living Benefit rider you purchase and the date of purchase will determine which Investment Requirements Option will apply to your contract. See Option 1, Option 2, and Option 3 below. Under each Option, we have divided the subaccounts of your contract into groups and have specified the minimum or maximum percentages of contract value that must be in each group at the time you purchase the rider (or when the rider Investment Requirements are enforced, if later). In addition, you may allocate your contract value and purchase payments in accordance with certain asset allocation models. If you terminate an asset allocation model, you must follow the Investment Requirements applicable to your rider. Some subaccounts are not available to you if you purchase certain Riders. The Investment Requirements may not be consistent with an aggressive investment strategy. You should consult with your registered representative to determine if the Investment Requirements are consistent with your investment objectives.

The chart below is provided to help you determine which Option of Investment Requirements, if any, applies to the Living Benefit rider you purchase. If you do not elect a Living Benefit rider, the Investment Requirements will not apply to your contract. Different Investment Requirements may apply if you drop one rider and elect another rider.



                                                                                                       YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                  INVESTMENT REQUIREMENTS
Lincoln Lifetime IncomeSM Advantage                  Between February 19, 2008 and January 20, 2009   Option 2
                                                     On or after January 20, 2009                     Option 3
 Lincoln SmartSecurity (Reg. TM) Advantage            Prior to April 10, 2006                          N/A
                                                     Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
4LATER (Reg. TM) Advantage                           Between April 10, 2006 and January 20, 2009      Option 1
                                                     On or after January 20, 2009                     Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Prior to April 10, 2006                          N/A
Benefit (v.1)                                        On or after April 10, 2006                       Option 1

                                                                                                      YOU WILL BE SUBJECT TO
 IF YOU ELECT...                                      AND THE DATE OF ELECTION IS...                 INVESTMENT REQUIREMENTS
i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between April 10, 2006 and January 20, 2009     Option 1
Benefit (v.2)                                        On or after January 20, 2009                    Option 3
 i4LIFE (Reg. TM) Advantage with Guaranteed Income    Between October 6, 2008 and January 20, 2009    Option 2
Benefit (v.3)                                        On or after January 20, 2009                    Option 3

Investment Requirements - Option 1

We intend to enforce these Investment Requirements on June 30, 2009 for contracts purchased with Investment Requirements Option 1.

No more than 35% of your contract value (includes Account Value if i4LIFE (Reg.
TM) Advantage is in effect) can be invested in the following subaccounts ("Limited Subaccounts"):
o AIM V.I. International Growth Fund
o AllianceBernstein VPS Global Thematic Growth Portfolio
o AllianceBernstein VPS International Value Portfolio
o AllianceBernstein VPS Small/Mid Cap Value Portfolio
o American Funds Global Growth Fund
o American Funds Global Small Capitalization Fund
o American Funds International Fund
o Delaware VIP Emerging Markets Series
o Delaware VIP High Yield Series
o Delaware VIP REIT Series
o Delaware VIP Small Cap Value Series
o Delaware VIP Trend Series
o DWS Small Cap Index VIP
o Fidelity (Reg. TM) VIP Mid-Cap Portfolio
o Fidelity (Reg. TM) VIP Overseas Portfolio
o FTVIPT Franklin Income Securities Fund
o FTVIPT Franklin Small-Mid Cap Growth Securities Fund
o FTVIPT Mutual Shares Securities Fund
o FTVIPT Templeton Growth Securities Fund
o Janus Aspen Enterprise Portfolio
o Janus Aspen Worldwide Portfolio
o LVIP Baron Growth Opportunities Fund
o LVIP Cohen & Steers Global Real Estate Fund
o LVIP Columbia Value Opportunities Fund
o LVIP Delaware Foundation Aggressive Allocation Fund
o LVIP Delaware Special Opportunities Fund
o LVIP Marsico International Growth Fund
o LVIP Mid-Cap Value Fund
o LVIP Mondrian International Value Fund
o LVIP SSgA Developed International 150 Fund
o LVIP SSgA Emerging Markets 100 Fund
o LVIP SSgA International Index Fund
o LVIP SSgA Small/Mid Cap 200 Fund
o LVIP SSgA Small-Cap Index Fund
o LVIP T. Rowe Price Structured Mid-Cap Growth Fund
o LVIP Templeton Growth Fund
o LVIP Turner Mid-Cap Growth Fund
o LVIP UBS Global Asset Allocation Fund
o LVIP Wilshire 2040 Profile
o LVIP Wilshire Aggressive Profile
o MFS VIT Growth Series
o MFS VIT Utilities Series
o Neuberger Berman AMT Mid-Cap Growth Portfolio
o Neuberger Berman AMT Regency Portfolio
o Putnam VT Global Health Care Fund

All other variable subaccounts will be referred to as "Non-Limited Subaccounts" except DWS Alternative Asset Allocation Plus VIP Portfolio and PIMCO VIT Commodity Real Return Strategy Portfolio, which are unavailable to any contract holder with a Living Benefit rider. The Founding Investment Strategy is also unavailable for investment.

You can select the percentages of contract value, if any, allocated to the Limited Subaccounts, but the cumulative total investment in all the Limited Subaccounts cannot exceed 35% of the total contract value. On each quarterly anniversary of the effective date of any of these benefits, if the contract value in the Limited Subaccounts exceeds 35%, Lincoln will rebalance your contract value so that the contract value in the Limited Subaccounts is 30%.

If rebalancing is required, the contract value in excess of 30% will be removed from the Limited Subaccounts on a pro rata basis and invested in the remaining Non-Limited Subaccounts on a pro rata basis according to the contract value percentages in the Non-Limited Subaccounts at the time of the reallocation. If there is no contract value in the Non-Limited Subaccounts at that time, all contract value removed from the Limited Subaccounts will be placed in the LVIP Money Market subaccount. We reserve the right to designate a different investment option other than the LVIP Money Market subaccount as the default investment option should there be no contract value in the Non-Limited Subaccounts. We will provide you with notice of such change. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation.

We may move subaccounts on or off the Limited Subaccount list, exclude Subaccounts and asset allocation models from being available for investment, change the number of Limited Subaccount groups, change the percentages of contract value allowed in the Limited Subaccounts or change the frequency of the contract value rebalancing, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change or when you are notified that we will begin enforcing the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements;

2. submit your own reallocation instructions for the contract value in excess of 35% in the Limited Subaccounts; or

3. take no action and be subject to the quarterly rebalancing as described above.


Investment Requirements - Option 2

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts in a group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. We reserve the right to change the rebalancing frequency, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change in frequency. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group or change the investment options that are or are not available to you, at any time, in our sole discretion. We will not make changes more than once per calendar year. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to the new terms of the Investment Requirements;

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. if you take no action, such changes will apply only to additional purchase payments or to future transfers of contract value. You will not be required to change allocations to existing subaccounts, but you will not be allowed to add money, by either an additional purchase payment or a contract transfer, in excess of the new percentage applicable to a subaccount or subaccount group. This does not apply to subaccounts added to Investment Requirements on or after June 30, 2009.

4. for subaccounts added to Investment Requirements on or after June 30, 2009, you may be subject to rebalancing as described above. If this results in a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 25% of contract value   Investments cannot exceed 75% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other investment options except as discussed below.
2. Delaware VIP High Yield Series
3. LVIP Delaware Bond Fund
4. Delaware VIP Limited-Term Diversified Income
Series
5. Delaware VIP Diversified Income Series
6. FTVIPT Templeton Global Bond Securities Fund
7. LVIP SSgA Bond Index Fund
8. LVIP Global Income Fund
Group 3
Investments cannot exceed 10% of contract value or
                                                     -----------------------------------------------------------------
Account Value
----------------------------------------------------
1. Delaware VIP REIT Series
2. LVIP SSgA Emerging Markets 100 Fund

To satisfy the Investment Requirements, you may allocate 100% of your contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the available LVIP Wilshire Profile Funds that are available in your contract except not more than 75% can be allocated to the LVIP Wilshire Aggressive Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the FTVIPT Franklin Income Securities Fund, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. In addition, you can allocate 100% of your contract value to the Founding Investment Strategy (FTVIPT Franklin Income Securities Fund 34%, LVIP Templeton Growth Fund 33% and FTVIPT Mutual Shares Securities Fund 33%). The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Structured Moderately Aggressive Equity Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model, Lincoln SSgA Moderately Aggressive Index Model and Lincoln SSgA Moderately Aggressive Equity Index Model. You may only choose one asset allocation model at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described above.

As discussed in the Lincoln Lifetime IncomeSM Advantage Plus section, if you purchase the Lincoln Lifetime IncomeSM Advantage Plus rider, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund (both are funds of funds) or the FTVIPT Franklin Income Securities Fund. You may also allocate 100% of your contract value to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model.


Investment Requirements - Option 3

You can select the percentages of contract value (includes Account Value if i4LIFE (Reg. TM) Advantage is in effect) to allocate to individual subaccounts within each group, but the total investment for all subaccounts within the group must comply with the specified minimum or maximum percentages for that group.

In accordance with these Investment Requirements, you agree to be automatically enrolled in the portfolio rebalancing option under your contract and thereby authorize us to automatically rebalance your contract value on a periodic basis. On each quarterly anniversary of the effective date of the Rider, we will rebalance your contract value, on a pro-rata basis, based on your allocation instructions in effect at the time of the rebalancing. Confirmation of the rebalancing will appear on your quarterly statement and you will not receive an individual confirmation after each reallocation. If we rebalance contract value from the subaccounts and your allocation instructions do not contain any subaccounts that meet the Investment Requirements then that portion of the rebalanced contract value that does not meet the Investment Requirements will be allocated to the LVIP Money Market Fund as the default investment option or any other subaccount that we may designate for that purpose. These investments will become your allocation instructions until you tell us otherwise.

We may change the list of subaccounts in a group, change the number of groups, change the minimum or maximum percentages of contract value allowed in a group, change the investment options that are or are not available to you, or change the rebalancing frequency at any time in our sole discretion. You will be notified at least 30 days prior to the date of any change. We may make such modifications at any time when we believe the modifications are necessary to protect our ability to provide the guarantees under these Riders. Our decision to make modifications will be based on several factors including the general market conditions and the style and investment objectives of the subaccount investments.

At the time you receive notice of a change to the Investment Requirements, you may:

1. drop the applicable rider immediately, without waiting for a termination event if you do not wish to be subject to these Investment Requirements; or

2. submit your own reallocation instructions for the contract value, before the effective date specified in the notice, so that the Investment Requirements are satisfied; or

3. take no action and be subject to the quarterly rebalancing as described above. If this results is a change to your allocation instructions, then these will be your new allocation instructions until you tell us otherwise.

At this time, the subaccount groups are as follows:



Group 1                                              Group 2
Investments must be at least 30% of contract value   Investments cannot exceed 70% of contract value or Account Value
                                                     -----------------------------------------------------------------
or Account Value
----------------------------------------------------
1. American Century VP Inflation Protection Fund     All other funds except as described below.
2. LVIP Delaware Bond Fund
3. Delaware VIP Limited-Term Diversified Income
Series
4. Delaware VIP Diversified Income Series
5. FTVIPT Templeton Global Bond Securities Fund
6. LVIP SSgA Bond Index Fund
7. LVIP Global Income Fund



Group 3
Investments cannot exceed 10% of contract value or
Account Value
---------------------------------------------------
1. Delware VIP Emerging Markets Series
2. LVIP SSgA Emerging Markets 100 Fund
3. Delaware VIP REIT Series
4. LVIP Cohen & Steers Global Real Estate Fund
5. MFS VIT Utilities Series
6. AllianceBernstein VPS Global Thematic Growth
Portfolio

To satisfy these Investment Requirements, you may allocate 100% of your contract value among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund, or the LVIP Wilshire Profile Funds that are available in your contract except not more than 70% may be allocated to the LVIP Wilshire Aggressive Profile Fund, LVIP Wilshire 2030 Profile Fund and LVIP Wilshire 2040 Profile Fund. If you allocate less than 100% of contract value to or among the MFS VIT Total Return Series, the BlackRock Global Allocation VI Fund or the available LVIP Wilshire Profile Funds, then these funds will be considered as part of Group 2 above and you will be subject to the Group 2 restrictions. The DWS Alternative Asset Allocation Plus VIP Portfolio, the PIMCO VIT Commodity Real Return Strategy Portfolio and the fixed accounts are not available with these riders. The fixed account is only available for dollar cost averaging.

To satisfy these Investment Requirements, contract value can be allocated in accordance with certain asset allocation models, made available to you by your broker dealer. 100% of the contract value can be allocated to one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Structured Moderately Aggressive Model, Lincoln SSgA Conservative Index Model, Lincoln SSgA Moderate Index Model and Lincoln SSgA Moderately Aggressive Index Model. You may only choose one asset allocation at a time, though you may change to a different asset allocation model available in your contract that meets the Investment Requirements or reallocate contract value among Group 1, Group 2 or Group 3 subaccounts as described in your prospectus.

If you purchase Lincoln Lifetime IncomeSM Advantage Plus rider on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models:
Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model.


Living Benefit Riders

The optional Living Benefit Riders offered under this variable annuity contract
- Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit and 4LATER (Reg. TM) Advantage - are described in the following sections. The riders offer either a minimum withdrawal benefit (Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage) or a minimum annuity payout (i4LIFE (Reg. TM) Advantage and 4LATER (Reg. TM) Advantage). You may not elect more than one Living Benefit rider at a time. Upon election of a Living Benefit rider, you will be subject to Investment Requirements. The overview chart provided with this prospectus provides a brief description and comparison of each Living Benefit rider. Terms and conditions may change after the contract is purchased.


Lincoln Lifetime IncomeSM Advantage

The Lincoln Lifetime IncomeSM Advantage is a Rider that is available for purchase with your variable annuity contract if the purchase payment or contract value (if purchased after the contract is issued) is at least $25,000. This Rider provides minimum, guaranteed, periodic withdrawals for your life as contractowner/annuitant (Single Life Option) or for the lives of you as contractowner/annuitant and your spouse as joint owner or primary beneficiary (Joint Life Option) regardless of the investment performance of the contract, provided that certain conditions are met. A minimum guaranteed amount (Guaranteed Amount) is used to calculate the periodic withdrawals from your contract but, is not available as a separate benefit upon death or surrender. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) increased by subsequent purchase payments, Automatic Annual Step-ups, 5% Enhancements and the Step-up to 200% of the initial Guaranteed Amount and decreased by withdrawals in accordance with the provisions set forth below. No additional purchase payments are allowed if the contract value decreases to zero for any reason.

This Rider provides annual withdrawals of 5% of the initial Guaranteed Amount called Maximum Annual Withdrawal amounts. With the Single Life option, you may receive Maximum Annual Withdrawal amounts for your lifetime. If you purchase the Joint Life option, Maximum Annual Withdrawal amounts for the lifetimes of you and your spouse will be available. Withdrawals in excess of the Maximum Annual Withdrawal amount and any withdrawals prior to age 591/2 (for the Single Life Option) or age 65 (for the Joint Life Option) may significantly reduce your Maximum Annual Withdrawal amount. Withdrawals will also negatively impact the availability of the 5% Enhancement, the 200% Step-up and the Lincoln Lifetime IncomeSM Advantage Plus. These options are discussed below in detail.

An additional option, available for purchase with your Lincoln Lifetime IncomeSM Advantage provides that on the seventh Benefit Year anniversary, provided you have not made any withdrawals, you may choose to cancel your Lincoln Lifetime IncomeSM Advantage rider and receive an increase in your contract value of an amount equal to the excess of your initial Guaranteed Amount (and purchase payments made within 90 days of rider election) over your contract value. This option is called Lincoln Lifetime IncomeSM Advantage Plus and is discussed in detail below. You may consider purchasing this option if you want to guarantee at least a return of your initial purchase payment after 7 years. Lincoln Lifetime IncomeSM Advantage Plus must be purchased with the Lincoln Lifetime IncomeSM Advantage.

By purchasing the Lincoln Lifetime IncomeSM Advantage Rider, you will be limited in how you can invest in the subaccounts in your contract. In addition, the fixed account is not available except for use with dollar cost averaging. See The Contracts - Investment Requirements - Option 3 if you purchased the Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009. See The Contracts - Investment Requirements - Option 2 if you purchased Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option before January 20, 2009, your only investment options until the seventh Benefit Year anniversary are: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models: Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit

Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Lincoln Life offers other optional riders available for purchase with its variable annuity contracts. These riders provide different methods to take income from your contract value and may provide certain guarantees. These riders are fully discussed in this prospectus. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. Information about the relationship between Lincoln Lifetime IncomeSM Advantage and these other riders is included later in this prospectus (see Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg.
TM) Advantage and i4LIFE (Reg. TM) Advantage option). Not all riders will be available at all times.

We have designed the rider to protect you from outliving your contract value. If the rider terminates or you (or your spouse, if applicable) die before your contract value is reduced to zero, neither you nor your estate will receive any lifetime withdrawals from us under the rider. We limit your withdrawals to the Maximum Annual Withdrawal amount and impose Investment Requirements in order to minimize the risk that your contract value will be reduced to zero before your (or your spouse's) death.

If the Rider is elected at contract issue, then the Rider will be effective on the contract's effective date. If the Rider is elected after the contract is issued (by sending a written request to our Home Office), the Rider will be effective on the next valuation date following approval by us. You may not simultaneously elect Lincoln Lifetime IncomeSM Advantage with any other Living Benefit rider.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when you elect the Rider. If you elect the Rider at the time you purchase the contract, the initial Guaranteed Amount will equal your initial purchase payment. If you elect the Rider after we issue the contract, the initial Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $10,000,000. This maximum takes into consideration the total Guaranteed Amounts from all Lincoln Life contracts (or contracts issued by our affiliates) in which you (or spouse if Joint Life Option) are the covered lives under either the Lincoln Lifetime IncomeSM Advantage or Lincoln SmartSecurity (Reg. TM) Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum Guaranteed Amount); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. After the first anniversary of the Rider effective date, each time a purchase payment is made after the cumulative purchase payments equal or exceed $100,000, the charge for your Rider may change on the next Benefit Year anniversary. The charge will be the current charge in effect on that next Benefit Year Anniversary, for new purchases of the Rider. The charge will never exceed the guaranteed maximum annual charge. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge in this prospectus. Additional purchase payments will not be allowed if the contract value decreases to zero for any reason including market loss.

The following example demonstrates the impact of additional purchase payments on the Lincoln Lifetime IncomeSM Advantage charge:



         Initial purchase payment                   $100,000
         Additional purchase payment in Year 2      $ 95,000   No change to charge
         Additional purchase payment in Year 3      $ 75,000   Charge will be the current charge
         Additional purchase payment in Year 4      $ 25,000   Charge will be the current charge

Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments, Automatic Annual Step-ups, 5% Enhancements and the 200% Step-up are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount. In addition, the percentage charge may change when cumulative purchase payments exceed $100,000 and also when Automatic Annual Step-ups occur as discussed below. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

5% Enhancement to the Guaranteed Amount. On each Benefit Year anniversary, the Guaranteed Amount, minus purchase payments received in that year, will be increased by 5% if the contract owner/annuitant (as well as the spouse if the Joint Life option is in effect) are under age 86 and the Rider is within the 10 year period described below. Additional purchase payments must be invested in the contract at least one Benefit Year before the 5% Enhancement will be made on the portion of the Guaranteed Amount equal to that purchase payment. Any purchase payments made within the first 90 days after the effective date of the Rider will be included in the Guaranteed Amount for purposes of receiving the 5% Enhancement on the first Benefit Year anniversary.

Note: The 5% Enhancement is not available in any year there is a withdrawal from contract value including a Maximum Annual Withdrawal amount. A 5% Enhancement will occur in subsequent years after a withdrawal only under certain conditions. If you are eligible (as defined below) for the 5% Enhancement in the next year, the Enhancement will not occur until the Benefit Year anniversary of that year.

The following is an example of the impact of the 5% Enhancement on the Guaranteed Amount:

Initial purchase payment = $100,000; Guaranteed Amount = $100,000

Additional purchase payment on day 30 = $15,000; Guaranteed Amount = $115,000

Additional purchase payment on day 95 = $10,000; Guaranteed Amount = $125,000

On the first Benefit Year Anniversary, the Guaranteed Amount is $130,750 ($115,000 times 1.05%=$120,750 plus $10,000). The $10,000 purchase payment on day 95 is not eligible for the 5% Enhancement until the 2nd Benefit Year Anniversary.

The 5% Enhancement will be in effect for 10 years from the effective date of the Rider. The 5% Enhancement will cease upon the death of the contract owner/annuitant or upon the death of the survivor of the contractowner or spouse (if Joint Life option is in effect) or when the oldest of these individuals reaches age 86. A new 10-year period will begin each time an Automatic Annual Step-up to the contract value occurs as described below. As explained below, the 5% Enhancement and Automatic Annual Step-up will not occur in the same year. If the Automatic Annual Step-up provides a greater increase to the Guaranteed Amount, you will not receive the 5% Enhancement. The 5% Enhancement cannot increase the Guaranteed Amount above the maximum Guaranteed Amount of $10,000,000. For riders purchased prior to January 20, 2009, the 5% Enhancement will be in effect for 15 years from the effective date of the Rider, and a new 15-year period will begin following each Automatic Annual Step-up.

Any withdrawal from the contract value limits the 5% Enhancement as follows:

   a. The 5% Enhancement will not occur on any Benefit Year anniversary in which there is a withdrawal, including a Maximum Annual Withdrawal amount, from the contract during that Benefit Year. The 5% Enhancement will occur on the following Benefit Year anniversary if no other withdrawals are made from the contract and the Rider is within the 10-year period as long as the contract owner/ annuitant (Single Life Option) is 591/2 or older or the contractowner and spouse (Joint Life Option) are age 65 or older.

   b. If the contractowner/annuitant (Single Life Option) is under age 591/2 or the contractowner or spouse (Joint Life Option) is under age 65, and a withdrawal is made from the contract, the 5% Enhancement will not occur again until an Automatic Annual Step-Up to the contract value (as described below) occurs.

An example of the impact of a withdrawal on the 5% Enhancement is included in the Withdrawals section below.

If your Guaranteed Amount is increased by the 5% Enhancement on the Benefit Year anniversary, your percentage charge for the Rider will not change. However, the amount you pay for the Rider will increase since the charge for the Rider is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

Automatic Annual Step-ups of the Guaranteed Amount. The Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary if:

   a. the contractowner/annuitant (Single Life Option), or the contractowner and spouse (Joint Life option) are both still living and under age 86; and


   b. the contract value on that Benefit Year anniversary is greater than the Guaranteed Amount after the 5% Enhancement (if any) or 200% Step-up (if any, as described below).

Each time the Guaranteed Amount is stepped up to the current contract value as described above, your percentage charge for the Rider will be the current charge for the Rider, not to exceed the guaranteed maximum charge. Therefore, your percentage charge for this Rider could increase every Benefit Year anniversary. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

If your percentage rider charge is increased upon an Automatic Annual Step-up, you may opt out of the Automatic Annual Step-up by giving us notice within 30 days after the Benefit Year anniversary if you do not want your percentage charge for the Rider to change. This opt out will only apply for this particular Automatic Annual Step-up. You will need to notify us each time the percentage charge increases if you do not want the Step-up. If you decline the Automatic Annual Step-up, you will receive the 200% Step-up (if you are eligible as described below) or the 5% Enhancement (if you are eligible as specified above); however, a new 10-year period for 5% Enhancements will not begin. You may not decline the Automatic Annual Step-up, if applicable, if your additional purchase payments would cause your charge to increase. See the earlier Guaranteed Amount section.

Following is an example of how the Automatic Annual Step-ups and the 5% Enhancement will work (assuming no withdrawals or additional purchase payments and issue age above 591/2 (Single Life) or 65 (Joint Life):



                                                                              Potential for   Length of 5%
                                                                 Guaranteed     Charge to     Enhancement
                                                Contract Value     Amount         Change         Period
                                               ---------------- ------------ --------------- -------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         No              10
         1st Benefit Year Anniversary.........      $54,000        $54,000        Yes              10
         2nd Benefit Year Anniversary.........      $53,900        $56,700         No               9
         3rd Benefit Year Anniversary.........      $57,000        $59,535         No               8
         4th Benefit Year Anniversary.........      $64,000        $64,000        Yes              10

On the 1st Benefit Year anniversary, the Automatic Annual Step-up increased the Guaranteed Amount to the contract value of $54,000 since the increase in the contract value is greater than the 5% Enhancement amount of $2,500 (5% of $50,000). On the 2nd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $54,000 = $2,700). On the 3rd Benefit Year anniversary, the 5% Enhancement provided a larger increase (5% of $56,700=$2,835). On the 4th Benefit Year anniversary, the Automatic Annual Step-up to the contract value was greater than the 5% Enhancement amount of $2,977 (5% of $59,535).

An Automatic Annual Step-up cannot increase the Guaranteed Amount beyond the maximum Guaranteed Amount of $10,000,000.

Step-up to 200% of the initial Guaranteed Amount. For contractowners who purchase Lincoln Lifetime IncomeSM Advantage on or after January 20, 2009, on the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 65, or the rider has been in effect for 10 years, whichever event is later, we will step-up your Guaranteed Amount to 200% of your initial Guaranteed Amount (plus any purchase payments made within 90 days of rider election), less any withdrawals, if this would increase your Guaranteed Amount to an amount higher than that provided by the 5% Enhancement or the Automatic Annual Step-up for that year, if applicable. (You will not also receive the 5% Enhancement or Automatic Annual Step-up if the 200% Step-up applies.) This Step-up will not occur if:

     1) any withdrawal was made prior to age 591/2 (Single Life) or age 65 (Joint Life);

     2) an Excess Withdrawal (defined below) has occurred; or

   3) cumulative withdrawals totaling more than 10% of the initial Guaranteed Amount (plus purchase payments within 90 days of rider election) have been made (even if these withdrawals were within the Maximum Annual Withdrawal amount).

   For example, assume the initial Guaranteed Amount is $200,000. A $10,000 Maximum Annual Withdrawal was made at age 65 and at age 66. If one more $10,000 Maximum Annual Withdrawal was made at age 67, the Step-up would not be available since withdrawals cannot exceed $20,000 (10% of $200,000).

If you purchased the Lincoln Lifetime IncomeSM Advantage prior to January 20, 2009, you will not be eligible to receive the 200% Step-up of the Guaranteed Amount until the Benefit Year anniversary after you (Single Life) or the younger of you and your spouse (Joint Life) reach age 70, or the rider has been in effect for 10 years, whichever event is later.

This Step-up is only available one time and it will not occur if, on the applicable Benefit Year anniversary, your Guaranteed Amount exceeds 200% of your initial Guaranteed Amount (plus purchase payments within 90 days of rider election). Required minimum distributions (RMDs) from qualified contracts may adversely impact this benefit because you may have to withdraw more than 10% of your initial Guaranteed Amount. See the terms governing RMDs in the Maximum Annual Withdrawal Amount section below.

This Step-up will not cause a change to the percentage charge for your rider. However, the amount you pay for the rider will increase since the charge is based on the Guaranteed Amount. See Charges and Other Deductions - Lincoln Lifetime IncomeSM Advantage Charge.

The following example demonstrates the impact of this Step-up on the Guaranteed
Amount:

Initial purchase payment at age 55 = $200,000; Guaranteed Amount =$200,000; Maximum Annual Withdrawal amount = $10,000.

After 10 years, at age 65, the Guaranteed Amount is $272,339 (after applicable 5% Enhancements and two $10,000 Maximum Annual Withdrawal Amounts) and the contract value is $250,000. Since the Guaranteed Amount is less than $360,000 ($200,000 initial Guaranteed Amount reduced by the two $10,000 withdrawals times 200%), the Guaranteed Amount is increased to $360,000.

The 200% Step-up cannot increase the Guaranteed Amount beyond the Maximum Guaranteed Amount of $10,000,000.

Maximum Annual Withdrawal Amount. You may make periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year for your (contractowner) lifetime (Single Life Option) or the lifetimes of you and your spouse (Joint Life Option)as long as you are at least age 591/2 (Single Life Option) or you and your spouse are both at least age 65 (Joint Life Option) and your Maximum Annual Withdrawal amount is greater than zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is equal to 5% of the initial Guaranteed Amount. If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue automatically for your life (and your spouse if applicable under Joint Life Option) under the Maximum Annual Withdrawal Amount Annuity Payment Option (discussed later). You may not withdraw the remaining Guaranteed Amount in a lump sum.

Note: if any withdrawal is made, the 5% Enhancement is not available during that Benefit Year and the Lincoln Lifetime IncomeSM Advantage Plus is not available (see below). Withdrawals may also negatively impact the 200% Step-up (see above).

The tax consequences of withdrawals are discussed in Federal Tax Matters section of this prospectus.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value.

The Maximum Annual Withdrawal amount will be doubled, called the Nursing Home Enhancement, during a Benefit Year when the contractowner/annuitant is age 591/2 or older or the contractowner and spouse (Joint Life option), are both age 65 or older, and one is admitted into an accredited nursing home or equivalent health care facility. The Nursing Home Enhancement applies if the admittance into such facility occurs 60 months or more after the effective date of the Rider (36 months or more for contractowners who purchased this Rider prior to January 20, 2009), the individual was not in the nursing home in the year prior to the effective date of the rider, and upon entering the nursing home, the person has been then confined for at least 90 consecutive days. Proof of nursing home confinement will be required each year. If you leave the nursing home, your Maximum Annual Withdrawal amount will be reduced by 50% starting after the next Benefit Year anniversary.

The requirements of an accredited nursing home or equivalent health care facility are set forth in the Nursing Home Enhancement Claim Form. The criteria for the facility include, but are not limited to: providing 24 hour a day nursing services; an available physician; an employed nurse on duty or call at all times; maintains daily clinical records; and able to dispense medications. This does not include an assisted living or similar facility. For riders purchased on or after January 20, 2009, the admittance to a nursing home must be pursuant to a plan of care provided by a licensed health care practitioner, and the nursing home must be located in the United States.

The remaining references to the 5% Maximum Annual Withdrawal amount also include the Nursing Home Enhancement Maximum Annual Withdrawal amount.

The Maximum Annual Withdrawal amount is increased by 5% of any additional purchase payments. For example, if the Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000).

5% Enhancements, Automatic Annual Step-ups and the 200% Step-up will cause a recalculation of the eligible Maximum Annual Withdrawal amount to the greater of:

   a. the Maximum Annual Withdrawal amount immediately prior to the 5% Enhancement, Automatic Annual Step-up or 200% Step-up; or

     b. 5% of the Guaranteed Amount on the Benefit Year anniversary.

See the chart below for examples of the recalculation.

The Maximum Annual Withdrawal amount from both Lincoln Lifetime IncomeSM Advantage and Lincoln SmartSecurity (Reg. TM) Advantage under all Lincoln Life contracts (or contracts issued by our affiliates) applicable to you (or your spouse if Joint Life Option) can never exceed 5% of the maximum Guaranteed Amount.

Withdrawals after age 591/2 (Single Life Option) or age 65 (Joint Life Option). If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) after age 591/2 (Single Life) or age 65 (Joint Life) are within the Maximum Annual Withdrawal amount, then:

     1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

     2. the Maximum Annual Withdrawal amount will remain the same.

The impact of withdrawals prior to age 591/2 or age 65 will be discussed later in this section. The following example illustrates the impact of Maximum Annual Withdrawals on the Guaranteed Amount and the recalculation of the Maximum Annual Withdrawal amount (assuming no additional purchase payments and the contractowner (Single Life) is older than 591/2 and the contractowner and spouse (Joint Life) are both older than 65):

                                                                 Guaranteed    Maximum Annual
                                                Contract Value     Amount     Withdrawal Amount
                                               ---------------- ------------ ------------------
         Initial Purchase Payment $50,000 .         $50,000        $50,000         $2,500
         1st Benefit Year Anniversary.........      $54,000        $54,000         $2,700
         2nd Benefit Year Anniversary.........      $51,000        $51,300         $2,700
         3rd Benefit Year Anniversary.........      $57,000        $57,000         $2,850
         4th Benefit Year Anniversary.........      $64,000        $64,000         $3,200

The initial Maximum Annual Withdrawal amount is equal to 5% of the Guaranteed Amount. Since withdrawals occurred each year (even withdrawals within the Maximum Annual Withdrawal amount), the 5% Enhancement of the Guaranteed Amount was not available. However, each year the Automatic Annual Step-up occurred (1st, 3rd and 4th anniversaries), the Maximum Annual Withdrawal amount was recalculated to 5% of the current Guaranteed Amount.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges. Withdrawals from Individual Retirement Annuity contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in systematic monthly or quarterly installments of the amount needed to satisfy the RMD rules under Internal Revenue Code Section 401(a)(9). In addition, in order for this exception for RMDs to apply, the following must occur:

     1. Lincoln's monthly or quarterly automatic withdrawal service is used to calculate and pay the RMD;

     2. The RMD calculation must be based only on the value in this contract;
   and

     3. No withdrawals other than RMDs are made within that Benefit Year (except as described in next paragraph).

If your RMD withdrawals during a Benefit Year are less than the Maximum Annual Withdrawal amount, an additional amount up to the Maximum Annual Withdrawal Amount may be withdrawn and will not be subject to surrender charges. If a withdrawal, other than an RMD is made during the Benefit Year, then all amounts withdrawn in excess of the Maximum Annual Withdrawal amount, including amounts attributed to RMDs, will be treated as Excess Withdrawals (see below).

Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

Excess Withdrawals. Excess Withdrawals are the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) that exceed the Maximum Annual Withdrawal amount. When Excess Withdrawals occur:

   1. The Guaranteed Amount is reduced by the same proportion that the Excess Withdrawal reduces the contract value. This means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction.

   2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount (after the pro rata reduction for the Excess Withdrawal); and

     3. The 200% Step-up will never occur.

The following example demonstrates the impact of an Excess Withdrawal on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $12,000 withdrawal caused a $15,182 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal amount = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $12,000 Withdrawal ($5,000 is within the Maximum Annual Withdrawal amount, $7,000 is the Excess Withdrawal):

The contract value and Guaranteed Amount are reduced dollar for dollar for the Maximum Annual Withdrawal amount of $5,000:

Contract Value = $55,000
Guaranteed Amount = $80,000

The contract value is reduced by the $7,000 Excess Withdrawal and the Guaranteed Amount is reduced by 12.72%, the same proportion that the Excess Withdrawal reduced the $55,000 contract value ($7,000 - $55,000)

Contract value = $48,000

Guaranteed Amount = $69,818 ($80,000 X 12.72% = $10,181; $80,000 - $10,181 =
$69,818)
Maximum Annual Withdrawal amount = $3,491.00 (5% of $69,818)

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Excess Withdrawals will be subject to surrender charges unless one of the waiver of surrender charge provisions set forth in your prospectus is applicable. Continuing with the prior example of the $12,000 withdrawal: the $5,000 Maximum Annual Withdrawal amount is not subject to surrender charges; the $7,000 Excess Withdrawal may be subject to surrender charges. See Charges and Other Deductions - Surrender Charge.

Withdrawals before age 591/2/65. If any withdrawal is made prior to the time the contractowner is age 591/2 (Single Life) or the contractowner and spouse (Joint Life) are both age 65, including withdrawals equal to Maximum Annual Withdrawal amounts, the following will occur:

   1. The Guaranteed Amount will be reduced in the same proportion that the entire withdrawal reduced the contract value (this means that the reduction in the Guaranteed Amount could be more than a dollar-for-dollar reduction);

     2. The Maximum Annual Withdrawal amount will be immediately recalculated to 5% of the new (reduced) Guaranteed Amount;

   3. The 5% Enhancement to the Guaranteed Amount is not available until after an Automatic Annual Step-up to the contract value occurs. This Automatic Annual Step-up will not occur until the contract value exceeds the Guaranteed Amount on a Benefit Year anniversary. See the 5% Enhancement section above), and

     4. The 200% Step-up will never occur.

The following is an example of the impact of a withdrawal prior to age 591/2 for single or age 65 for joint:
 o $100,000 purchase payment
 o $100,000 Guaranteed Amount
 o A 10% market decline results in a contract value of $90,000
 o $5,000 Maximum Annual Withdrawal amount

If a $5,000 withdrawal is made before age 591/2, the Guaranteed Amount will be $94,444 ($100,000 reduced by 5.56% ($5,000/
$90,000) and the new Maximum Annual Withdrawal amount is $4,722 (5% times $94,444). Surrender charges will apply unless one of the waiver of surrender charge provisions is applicable. See Charges and Other Deductions - Surrender Charge.

In a declining market, withdrawals prior to age 591/2 (or 65 if Joint Life) may substantially deplete or eliminate your Guaranteed Amount and reduce or deplete your Maximum Annual Withdrawal amount.

Lincoln Lifetime IncomeSM Advantage Plus. If you have purchased Lincoln Lifetime IncomeSM Advantage Plus, ("Plus Option"), on the seventh Benefit Year anniversary, you may elect to receive an increase in your contract value equal to the excess of your initial Guaranteed Amount (plus any purchase payments made within 90 days of the rider effective date), over your current contract value. Making this election will terminate the Plus Option as well as the Lincoln Lifetime IncomeSM Advantage and the total charge for this rider and you will have no further rights to Maximum Annual Withdrawal amounts or any other benefits under this rider. You have 30 days after the seventh Benefit Year anniversary to make this election, but you will receive no more than the difference between the contract value and the initial Guaranteed Amount (plus any purchase payments within 90 days of the rider effective date) on the seventh Benefit Year anniversary. If you choose to surrender your contract at this time, any applicable surrender charges will apply.

You may not elect to receive an increase in contract value if any withdrawal is made, including Maximum Annual Withdrawal amounts or required minimum distributions, prior to the seventh Benefit Year anniversary. If you make a withdrawal prior to the seventh Benefit Year anniversary, the charge for this Plus Option (in addition to the Lincoln Lifetime IncomeSM Advantage charge) will continue until the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, the 0.15% charge for the Plus Option will be removed from your contract and the charge for your Lincoln Lifetime IncomeSM Advantage will continue.

If you do not elect to exercise the Plus Option, after the seventh Benefit Year anniversary, your Lincoln Lifetime IncomeSM Advantage and its charge will continue and the Plus Option 0.15% charge will be removed from your contract.

The following example illustrates the Plus Option upon the seventh Benefit Year anniversary:

Initial purchase payment of $100,000; Initial Guaranteed Amount of $100,000.

On the seventh Benefit Year anniversary, if the current contract value is $90,000; the contractowner may choose to have $10,000 placed in the contract and the Plus Option (including the right to continue the Lincoln Lifetime IncomeSM Advantage) will terminate at that time.

If you purchased the Lincoln Lifetime IncomeSM Advantage Plus option on or after January 20, 2009, your only investment options until the seventh Benefit Year anniversary are to allocate 100% of your contract value to the LVIP Wilshire Conservative Profile Fund (a fund of funds) or to one of the following models: Lincoln SSgA Structured Conservative Model and Lincoln SSgA Conservative Index Model. If you purchased the Lincoln Lifetime IncomeSM Advantage Plus Option prior to January 20, 2009, your only investment options until the seventh Benefit Year anniversary are the: LVIP Wilshire Moderate Profile Fund, the LVIP Wilshire Conservative Profile Fund, both funds of funds, the FTVIPT Franklin Income Securities Fund or one of the following models:
Lincoln SSgA Structured Conservative Model, Lincoln SSgA Structured Moderate Model, Lincoln SSgA Conservative Index Model and Lincoln SSgA Moderate

Index Model. You may not transfer contract value out of these subaccounts/models to any other subaccounts/models before the seventh Benefit Year anniversary. After the seventh Benefit Year anniversary, you may invest in other subaccounts in your contract, subject to the Investment Requirements.

Maximum Annual Withdrawal Amount Annuity Payout Option. If you are required to annuitize your Maximum Annual Withdrawal Amount, because you have reached the Maturity Date of the Contract, the Maximum Annual Withdrawal Amount Annuity Payout Option is available.

The Maximum Annual Withdrawal Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive annual annuity payments equal to the Maximum Annual Withdrawal amount for life (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount (including the Nursing Home Enhancement if you qualify) for your life or the life of you and your spouse for the Joint Life option.

If the contract value is zero and you have a remaining Maximum Annual Withdrawal amount, you will receive the Maximum Annual Withdrawal Amount Annuity Payment Option.

If you are receiving the Maximum Annual Withdrawal Amount Annuity Payout Option, you may be eligible for a final payment upon death of the Single Life or surviving Joint Life. To be eligible the death benefit option in effect immediately prior to the exercise of the Maximum Annual Withdrawal Amount Annuity Payout Option must not be the Account Value Death Benefit.

The final payment is equal to the sum of all purchase payments, decreased by withdrawals in the same proportion as the withdrawals reduce the contract value; withdrawals less than or equal to the Maximum Annual Withdrawal amount and payments under the Maximum Annual Withdrawal Annuity Payout Option will reduce the sum of the purchase payments dollar for dollar. If your death benefit option in effect immediately prior to the Maximum Annual Withdrawal Amount Annuity Payout Option provided for deduction for withdrawals on a dollar for dollar basis, then any withdrawals that occurred prior to the election of the Lincoln Lifetime Income (Reg. TM) Advantage will reduce the sum of all purchase payments on a dollar for dollar basis.

Death Prior to the Annuity Commencement Date. The Lincoln Lifetime IncomeSM Advantage has no provision for a payout of the Guaranteed Amount or any other death benefit upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit options (as described in the Death Benefit section of this prospectus) will be in effect. Election of the Lincoln Lifetime IncomeSM Advantage does not impact the death benefit options available for purchase with your annuity contract except as described below in Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect. If the beneficiary elects to continue the contract after the death of the Single Life (through a separate provision of the contract), the beneficiary may purchase a new Lincoln Lifetime IncomeSM Advantage Rider if available under the terms and charge in effect at the time of the new purchase. There is no carryover of the Guaranteed Amount.

Upon the first death under the Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount will continue for the life of the surviving spouse. The 5% Enhancement, 200% Step-up, Lincoln Lifetime IncomeSM Advantage Plus and Automatic Annual Step-up will continue if applicable as discussed above. Upon the death of the surviving spouse, the Lincoln Lifetime IncomeSM Advantage will end and no further Maximum Annual Withdrawal amounts are available (even if there was a Guaranteed Amount in effect at the time of the death). The Lincoln Lifetime IncomeSM Advantage Plus will also terminate, if in effect.

As an alternative, after the first death, the surviving spouse may choose to terminate the Joint Life option and purchase a new Single Life option, if available, under the terms and charge in effect at the time for a new purchase. The surviving spouse must be under age 65. In deciding whether to make this change, the surviving spouse should consider: 1) if the change will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the Single Life Rider option for new issues will provide an earlier age (591/2) to receive Maximum Annual Withdrawal amounts.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may terminate the Joint Life Option and purchase a Single Life Option, if available, (if the contractowner is under age 65) at the current Rider charge and the terms in effect for new sales of the Single Life Option.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

General Provisions.

Termination. After the seventh anniversary of the effective date of the Rider, the contractowner may terminate the Rider by notifying us in writing. Lincoln Lifetime IncomeSM Advantage will automatically terminate:
 o Upon exercise of the Lincoln Lifetime IncomeSM Advantage Plus option to receive an increase in the contract value equal to the excess of your initial Guaranteed Amount over the contract value;
 o on the annuity commencement date (except payments under the Maximum Annual Withdrawal Amount Annuity Payment Option will continue if applicable);
 o if the contractowner or annuitant is changed (except if the surviving spouse under the Joint Life option assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the death under the Single Life option or the death of the surviving spouse under the Joint Life option;
 o when the Maximum Annual Withdrawal amount is reduced to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln Lifetime IncomeSM Advantage, Lincoln SmartSecurity (Reg. TM) Advantage, 4LATER (Reg. TM) Advantage or any other living benefits we may offer in the future. The one-year wait does not apply to the election of a new rider after the exercise (and resulting termination) of the Lincoln Lifetime IncomeSM Advantage Plus.

Compare to Lincoln SmartSecurity (Reg. TM) Advantage. If a contractowner is interested in purchasing a rider that provides guaranteed minimum withdrawals, the following factors should be considered when comparing Lincoln Lifetime IncomeSM Advantage and the Lincoln SmartSecurity (Reg. TM) Advantage (only one of these riders can be added to a contract at any one time): the Lincoln Lifetime IncomeSM Advantage has the opportunity to provide a higher Guaranteed Amount because of the 5% Enhancement, Automatic Annual Step-up or 200% Step-up and this benefit also provides the potential for lifetime withdrawals from an earlier age for the Single Life Option only (59 1/2 rather than age 65 with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-Up). However, the percentage charge for the Lincoln Lifetime IncomeSM Advantage is higher for the Single Life (lower for the Joint Life) and has the potential to increase on every Benefit Year Anniversary if the increase in contract value exceeds the 5% Enhancement. Another factor to consider is that immediate withdrawals from your contract, under the Lincoln Lifetime IncomeSM Advantage, will adversely impact the 5% Enhancement and 200% Step-up. In addition, if the withdrawal is made before age 591/2 (Single Life) or age 65 (Joint Life), the 5% Enhancement is further limited and the 200% Step-up is not available. The Lincoln SmartSecurity (Reg. TM) Advantage provides that Maximum Annual Withdrawal amounts can continue to a beneficiary to the extent of any remaining Guaranteed Amount while the Lincoln Lifetime IncomeSM Advantage does not offer this feature. The Investment Requirements and Termination provisions are different between these two riders.

i4LIFE (Reg. TM) Advantage Option. i4LIFE (Reg. TM) Advantage is an income program, available for purchase at an additional charge, that provides periodic variable income payments for life, the ability to make withdrawals during a defined period of time (the Access Period) and a death benefit during the Access Period. A minimum payout floor, called the Guaranteed Income Benefit, is also available for purchase at the time you elect i4LIFE (Reg. TM) Advantage. Depending on a person's age and the selected length of the Access Period, i4LIFE (Reg. TM) Advantage may provide a higher payout than the Maximum Annual Withdrawal amounts under Lincoln Lifetime IncomeSM Advantage. You cannot have both i4LIFE (Reg. TM) Advantage and Lincoln Lifetime IncomeSM Advantage in effect on your contract at the same time.

Contractowners with an active Lincoln Lifetime IncomeSM Advantage may decide to drop Lincoln Lifetime IncomeSM Advantage and purchase i4LIFE (Reg. TM) Advantage if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. If this decision is made, the contractowner can use any remaining Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage. Owners of the Lincoln Lifetime IncomeSM Advantage rider are guaranteed the ability to purchase i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit in the future even if it is no longer generally available for purchase. Owners of Lincoln Lifetime IncomeSM Advantage are also guaranteed that the annuity factors that are used to calculate the initial Guaranteed Income Benefit under i4LIFE (Reg. TM) Advantage will be the annuity factors in effect as of the day they purchased Lincoln Lifetime IncomeSM Advantage. In addition, owners of Lincoln Lifetime IncomeSM Advantage may in the future purchase the Guaranteed Income Benefit at or below the guaranteed maximum charge that is in effect on the date that they purchase Lincoln Lifetime IncomeSM Advantage.

i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit for Lincoln Lifetime IncomeSM Advantage purchasers must be elected before the Annuity Commencement Date and by age 99 for nonqualified contracts or age 85 for qualified contracts. See i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit sections of your prospectus. The charges for these benefits will be the current charge for new purchasers in effect for the i4LIFE (Reg. TM) Advantage and the current Guaranteed Income Benefit charge in effect for prior purchasers of Lincoln Lifetime IncomeSM Advantage at the time of election of these benefits. If you use your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years.

Below is an example of how the Guaranteed Amount from the Lincoln Lifetime IncomeSM Advantage is used to establish the Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Prior to i4LIFE (Reg. TM) Advantage election:

Contract Value = $100,000

Guaranteed Amount = $150,000

After i4LIFE (Reg. TM)Advantage election:

Regular Income Payment = $6,700 per year = Contract Value divided by the i4LIFE (Reg. TM) Advantage annuity factor

Guaranteed Income Benefit = $7,537.50 per year = Guaranteed Amount divided by Guaranteed Income Benefit Table factor applicable to owners of the Lincoln Lifetime IncomeSM Advantage rider.

Impact to Withdrawal Calculations of Death Benefits before the Annuity Commencement Date. The death benefit calculation for certain death benefit options in effect prior to the annuity commencement date may change for contractowners with an active Lincoln Lifetime IncomeSM Advantage. Certain death benefit options provide that all withdrawals reduce the death benefit in the same proportion that the withdrawals reduce the contract value. If you elect the Lincoln Lifetime IncomeSM Advantage, withdrawals less than or equal to the Maximum Annual Withdrawal amount, after age 591/2 for the Single Life Option or age 65 for Joint Life Option, will reduce the sum of all purchase payments option of the death benefit on a dollar for dollar basis. This applies to the Guarantee of Principal Death Benefit, and only the sum of all purchase payments alternative of the Enhanced Guaranteed Minimum Death Benefit or the Estate Enhancement Benefit, whichever is in effect. See The Contracts - Death Benefits. Any Excess Withdrawals and all withdrawals prior to age 591/2 for Single Life or age 65 for Joint Life will reduce the sum of all purchase payments in the same proportion that the withdrawals reduced the contract value under any death benefit option in which proportionate withdrawals are in effect. This change has no impact on death benefit options in which all withdrawals reduce the death benefit calculation on a dollar for dollar basis. The terms of your contract will describe which method is in effect for your contract.

The following example demonstrates how a withdrawal will reduce the death benefit if both the Enhanced Guaranteed Minimum Death Benefit (EGMDB) and the Lincoln Lifetime IncomeSM Advantage are in effect when the contractowner dies. Note that this calculation applies only to the sum of all purchase payments calculation and not for purposes of reducing the highest anniversary contract value under the EGMDB:

Contract value before withdrawal $80,000

Maximum Annual Withdrawal Amount $ 5,000

Enhanced Guaranteed Minimum Death Benefit (EGMDB) values before withdrawal is the greatest of a), b), or c) described in detail in the EGMDB section of this prospectus:

     a) Contract value $80,000

     b) Sum of purchase payments $100,000

     c) Highest anniversary contract value $150,000

Withdrawal of $9,000 will impact the death benefit calculations as follows:

     a) $80,000 - $9,000 = $71,000 (Reduction $9,000)

     b) $100,000 - $5,000 = $95,000 (dollar for dollar reduction of Maximum Annual Withdrawal amount)
     $95,000 - $5,067 = $89,933 [$95,000 times ($4,000/$75,000) = $5,067] Pro rata reduction of Excess Withdrawal. Total reduction = $10,067.

   c) $150,000 - $16,875 = $133,125 [$150,000 times $9,000/$80,000 = $16,875]
     The entire $9,000 withdrawal reduces the death benefit option pro rata. Total reduction = $16,875.

Item c) provides the largest death benefit of $133,125.

Availability. The Lincoln Lifetime IncomeSM Advantage is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. The contractowner/annuitant as well as the spouse under the Joint Life option must be under age 86 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or on or after the Annuity Commencement Date and must wait at least 12 months after terminating 4LATER (Reg. TM) Advantage, Lincoln SmartSecurity (Reg. TM) Advantage or any other living benefits we may offer in the future. If you decide to drop a rider to add Lincoln Lifetime IncomeSM Advantage, your Guaranteed Amount will equal the current contract value on the effective date of the change. Before you make this change, you should consider that no guarantees or fee waiver provisions carry over from the previous rider. The Lincoln Lifetime IncomeSM Advantage terminates after the death of a covered life and the Guaranteed Amount is not available to a beneficiary. You will be subject to additional Investment Requirements. See the comparison to Lincoln SmartSecurity (Reg. TM) Advantage for other factors to consider before making a change.

There is no guarantee that the Lincoln Lifetime IncomeSM Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. In addition, certain features of the Rider may not be available in some states. Check with your investment representative regarding availability.


Lincoln SmartSecurity (Reg. TM) Advantage

The Lincoln SmartSecurity (Reg. TM) Advantage is a Rider that is available for purchase with your variable annuity contract. This benefit provides a minimum guaranteed amount (Guaranteed Amount) that you will be able to withdraw, in installments, from your contract. The Guaranteed Amount is equal to the initial purchase payment (or contract value if elected after contract issue) adjusted for subsequent purchase payments, step-ups and withdrawals in accordance with the provisions set forth below. There are two options that step-up the Guaranteed Amount to a higher level (the contract value at the time of the step-up):

     Lincoln SmartSecurity (Reg. TM) Advantage -  5 Year Elective Step-up or

     Lincoln SmartSecurity (Reg. TM) Advantage -  1 Year Automatic Step-up

The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase after January 16, 2009. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up, the contractowner has the option to step-up the Guaranteed Amount after five years. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value, if higher, on each Benefit Year anniversary through the 10th anniversary. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up, the contractowner can also initiate additional ten-year periods of automatic step-ups.

You may access this Guaranteed Amount through periodic withdrawals which are based on a percentage of the Guaranteed Amount. With the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life or Joint Life options, you also have the option to receive periodic withdrawals for your lifetime or for the lifetimes of you and your spouse (when available in your state). These options are discussed below in detail.

By purchasing this Rider, you will be limited in how much you can invest in certain subaccounts. See The Contracts - Investment Requirements. We offer other optional riders available for purchase with its variable annuity contracts. These riders, which are fully discussed in this prospectus, provide different methods to take income from your contract value and may provide certain guarantees. There are differences between the riders in the features provided as well as the charge structure. In addition, the purchase of one rider may impact the availability of another rider. In particular, before you elect the Lincoln SmartSecurity (Reg. TM) Advantage, you may want to compare it to Lincoln Lifetime IncomeSM Advantage, which provides minimum guaranteed, periodic withdrawals for life. See The Contracts - Lincoln Lifetime IncomeSM Advantage - Compare to Lincoln SmartSecurity (Reg. TM) Advantage.

If the benefit is elected at contract issue, then the Rider will be effective on the contract's effective date. If the benefit is elected after the contract is issued (by sending a written request to our Home office), the Rider will be effective on the next valuation date following approval by us.

Benefit Year. The Benefit Year is the 12-month period starting with the effective date of the Rider and starting with each anniversary of the Rider effective date after that. If the contractowner elects to step-up the Guaranteed Amount (this does not include automatic annual step-ups within a ten-year period), the Benefit Year will begin on the effective date of the step-up and each anniversary of the effective date of the step-up after that. The step-up will be effective on the next valuation date after notice of the step-up is approved by us.

Guaranteed Amount. The Guaranteed Amount is a value used to calculate your withdrawal benefit under this Rider. The Guaranteed Amount is not available to you as a lump sum withdrawal or a death benefit. The initial Guaranteed Amount varies based on when and how you elect the benefit. If you elect the benefit at the time you purchase the contract, the Guaranteed Amount will equal your initial purchase payment. If you elect the benefit after we issue the contract, the Guaranteed Amount will equal the contract value on the effective date of the Rider. The maximum Guaranteed Amount is $5,000,000 under Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and $10,000,000 for Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option. This maximum takes into consideration the combined Guaranteed Amount of all Lincoln Life contracts (or contracts issued by our affiliates) owned by you (or on which you or your spouse if joint owner are the annuitant) under either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage.

Additional purchase payments automatically increase the Guaranteed Amount by the amount of the purchase payment (not to exceed the maximum); for example, a $10,000 additional purchase payment will increase the Guaranteed Amount by $10,000. For the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option we may restrict purchase payments to your annuity contract in the future. We will notify you if we restrict additional purchase payments. For the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, we will allow purchase payments into your annuity contract after the first anniversary of the Rider effective date if the cumulative additional purchase payments exceed $100,000 only with prior Home Office approval. Additional purchase payments will not be allowed if the contract value is zero.


Each withdrawal reduces the Guaranteed Amount as discussed below.

Since the charge for the Rider is based on the Guaranteed Amount, the cost of the Rider increases when additional purchase payments and step-ups are made, and the cost decreases as withdrawals are made because these transactions all adjust the Guaranteed Amount.

Step-ups of the Guaranteed Amount. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, the Guaranteed Amount will automatically step-up to the contract value on each Benefit Year anniversary up to and including the tenth Benefit Year if:

a. the contractowner or joint owner is still living; and

b. the contract value as of the valuation date, after the deduction of any withdrawals (including surrender charges and interest adjustments), the Rider charge and account fee plus any purchase payments made on that date is greater than the Guaranteed Amount immediately preceding the valuation date.

After the tenth Benefit Year anniversary, you may initiate another ten-year period of automatic step-ups by electing (in writing) to step-up the Guaranteed Amount to the greater of the Contract Value or the current Guaranteed Amount if:

a. each contractowner and annuitant is under age 81; and

b. the contractowner or joint owner is still living.

If you choose, we will administer this election for you automatically, so that a new ten-year period of step-ups will begin at the end of each prior ten-year step-up period.

Following is an example of how the step-ups work in the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, (assuming no withdrawals or additional purchase payments):



                                                 Contract Value   Guaranteed Amount
         o Initial purchase payment $50,000          $50,000     $50,000
         o 1st Benefit Year Anniversary              $54,000     $54,000
         o 2nd Benefit Year Anniversary              $53,900     $54,000
         o 3rd Benefit Year Anniversary              $57,000     $57,000

Annual step-ups, if the conditions are met, will continue until (and including) the 10th Benefit Year Anniversary. If you had elected to have the next ten-year period of step-ups begin automatically after the prior ten-year period, annual step-ups, if conditions are met, will continue beginning on the 11th Benefit Year Anniversary.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, after the fifth anniversary of the Rider, you may elect (in writing) to step-up the Guaranteed Amount to an amount equal to the contract value on the effective date of the step-up. Additional step-ups are permitted, but you must wait at least 5 years between each step-up.

Under both the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up and the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up options, contractowner elected step-ups (other than automatic step-ups) will be effective on the next valuation date after we receive your request and a new Benefit Year will begin. Purchase payments and withdrawals made after a step-up adjust the Guaranteed Amount. In the future, we may limit your right to step-up the Guaranteed Amount to your Benefit Year anniversary dates. All step-ups are subject to the maximum Guaranteed Amount.

A contractowner elected step-up (including contractowner step-ups that we administer for you to begin a new ten-year step-up period) may cause a change in the percentage charge for this benefit. There is no change in the percentage charge when automatic, annual step-ups occur during a ten-year period. See Charges and Other Deductions - Rider Charges - Lincoln SmartSecurity (Reg. TM) Advantage Charge.

Withdrawals. You will have access to your Guaranteed Amount through periodic withdrawals up to the Maximum Annual Withdrawal amount each Benefit Year until the Guaranteed Amount equals zero.

On the effective date of the Rider, the Maximum Annual Withdrawal amount is:
 o 7% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option and
 o 5% of the Guaranteed Amount under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option.

If you do not withdraw the entire Maximum Annual Withdrawal amount during a Benefit Year, there is no carryover of the extra amount into the next Benefit Year. The Maximum Annual Withdrawal amount is increased by 7% or 5% (depending on your option) of any additional purchase payments. For example, if the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option with a Maximum Annual Withdrawal amount of $2,500 (5% of $50,000 Guaranteed Amount) is in effect and an additional purchase payment of $10,000 is made, the new Maximum Annual Withdrawal amount is $3,000 ($2,500 + 5% of $10,000). Step-ups of the Guaranteed Amount (both automatic step-ups and step-ups elected by you) will step-up the Maximum Annual Withdrawal amount to the greater of:

a. the Maximum Annual Withdrawal amount immediately prior to the step-up; or

b. 7% or 5% (depending on your option) of the new (stepped-up) Guaranteed
Amount.

If the cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) are within the Maximum Annual Withdrawal amount, then:

1. the withdrawal will reduce the Guaranteed Amount by the amount of the withdrawal on a dollar-for-dollar basis, and

2. the Maximum Annual Withdrawal amount will remain the same.

Withdrawals within the Maximum Annual Withdrawal amount are not subject to surrender charges or the interest adjustment on the amount withdrawn from the fixed account, if applicable. See The Contracts - Fixed Side of the Contract. If the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is in effect, withdrawals from IRA contracts will be treated as within the Maximum Annual Withdrawal amount (even if they exceed the 5% Maximum Annual Withdrawal amount) only if the withdrawals are taken in the form of systematic monthly or quarterly installments, as calculated by Lincoln, of the amount needed to satisfy the required minimum distribution rules under Internal Revenue Code Section 401(a)(9) for this contract value. Distributions from qualified contracts are generally taxed as ordinary income. In nonqualified contracts, withdrawals of contract value that exceed purchase payments are taxed as ordinary income. See Federal Tax Matters.

When cumulative amounts withdrawn from the contract during the Benefit Year (including the current withdrawal) exceed the Maximum Annual Withdrawal amount:


1. The Guaranteed Amount is reduced to the lesser of:
  o the contract value immediately following the withdrawal, or
  o the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal.

2. The Maximum Annual Withdrawal amount will be the least of:
  o the Maximum Annual Withdrawal amount immediately prior to the withdrawal;
or
  o the greater of:
   o 7% or 5% (depending on your option) of the reduced Guaranteed Amount immediately following the withdrawal (as specified above when withdrawals exceed the Maximum Annual Withdrawal amount); or
   o 7% or 5% (depending on your option) of the contract value immediately following the withdrawal; or
  o the new Guaranteed Amount.

The following example of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option demonstrates the impact of a withdrawal in excess of the Maximum Annual Withdrawal amount on the Guaranteed Amount and the Maximum Annual Withdrawal amount. A $7,000 withdrawal caused a $32,000 reduction in the Guaranteed Amount.

Prior to Excess Withdrawal:
Contract Value = $60,000
Guaranteed Amount = $85,000
Maximum Annual Withdrawal = $5,000 (5% of the initial Guaranteed Amount of $100,000)

After a $7,000 Withdrawal:
Contract Value = $53,000
Guaranteed Amount = $53,000
Maximum Annual Withdrawal = $2,650

The Guaranteed Amount was reduced to the lesser of the contract value immediately following the withdrawal ($53,000) or the Guaranteed Amount immediately prior to the withdrawal, less the amount of the withdrawal ($85,000
- $7,000 = $78,000).

The Maximum Annual Withdrawal amount was reduced to the least of:
1) Maximum Annual Withdrawal amount prior to the withdrawal ($5,000); or
2) The greater of 5% of the new Guaranteed Amount ($2,650) or 5% of the contract value following the withdrawal ($2,650); or
3) The new Guaranteed Amount ($53,000).

The least of these three items is $2,650.

In a declining market, withdrawals that exceed the Maximum Annual Withdrawal amount may substantially deplete or eliminate your Guaranteed Amount and reduce your Maximum Annual Withdrawal amount.

Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option for IRA contracts, the annual amount available for withdrawal within the Maximum Annual Withdrawal amount may not be sufficient to satisfy your required minimum distributions under the Internal Revenue Code. This is particularly true for individuals over age 84. Therefore, you may have to make withdrawals that exceed the Maximum Annual Withdrawal amount. Withdrawals over the Maximum Annual Withdrawal amount may quickly and substantially decrease your Guaranteed Amount and Maximum Annual Withdrawal amount, especially in a declining market. You should consult your tax advisor to determine if there are ways to limit the risks associated with these withdrawals. Such methods may involve the timing of withdrawals or foregoing step-ups of the Guaranteed Amount.

Withdrawals in excess of the Maximum Annual Withdrawal amount will be subject to surrender charges (to the extent that total withdrawals exceed the free amount of withdrawals allowed during a contract year) and an interest adjustment on the amount withdrawn from the fixed account. Refer to the Statement of Additional Information for an example of the interest adjustment calculation.

Lifetime Withdrawals. (Available only with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single or Joint Life options and not the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option or the prior version of the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option). Payment of the Maximum Annual Withdrawal amount will be guaranteed for your (contractowner) lifetime (if you purchase the Single Life option) or for the lifetimes of you (contractowner) and your spouse (if the Joint Life option is purchased), as long as:

1) No withdrawals are made before you (and your spouse if a Joint Life) are age 65; and

2) An excess withdrawal (described above) has not reduced the Maximum Annual Withdrawal amount to zero.

If the lifetime withdrawal is not in effect, the Maximum Annual Withdrawal amount will last only until the Guaranteed Amount equals zero.

If any withdrawal is made prior to the time you (or both spouses) are age 65, the Maximum Annual Withdrawal amount will not last for the lifetime(s), except in the two situations described below:

1) If a step-up of the Guaranteed Amount after age 65 causes the Maximum Annual Withdrawal amount to equal or increase from the immediately prior Maximum Annual Withdrawal amount. This typically occurs if the contract value equals or exceeds the highest, prior Guaranteed Amount. If this happens, the new Maximum Annual Withdrawal amount will automatically be available for the specified lifetime(s); or

2) The contractowner makes a one-time election to reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount. This reset will occur on the first valuation date following the Benefit Year anniversary and will be based on the Guaranteed Amount as of that valuation date. This will reduce your Maximum Annual Withdrawal amount. A contractowner would only choose this if the above situation did not occur. To reset the Maximum Annual Withdrawal amount, the following must occur:

a. the contractowner (and spouse if applicable) is age 65;

b. the contract is currently within a ten-year automatic step-up period described above (or else a contractowner submits a step-up request to start a new ten-year automatic step-up period) (the contractowner must be eligible to elect a step-up; i.e., all contractowners and the annuitant must be alive and under age 81); and

c. you have submitted this request to us in writing at least 30 days prior to the end of the Benefit Year.

As an example of these two situations, if you purchased the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up Single Life with $100,000, your initial Guaranteed Amount is $100,000 and your initial Maximum Annual Withdrawal amount is $5,000. If you make a $5,000 withdrawal at age 62, your Guaranteed Amount will decrease to $95,000. Since you did not satisfy the age 65 requirement, you do not have a lifetime Maximum Annual Withdrawal amount. If a step-up of the Guaranteed Amount after age 65 (either automatic or owner-elected) causes the Guaranteed Amount to equal or exceed $100,000, then the Maximum Annual Withdrawal amount of $5,000 (or greater) will become a lifetime payout. This is the first situation described above. However, if the Guaranteed Amount has not been reset to equal or exceed the highest prior Guaranteed Amount, then you can choose the second situation described above if you are age 65 and the contract is within a ten-year automatic step-up period. This will reset the Maximum Annual Withdrawal amount to 5% of the current Guaranteed Amount; 5% of $95,000 is $4,750. This is your new Maximum Annual Withdrawal amount which can be paid for your lifetime unless excess withdrawals are made.

The tax consequences of withdrawals and annuity payments are discussed in Federal Tax Matters.

All withdrawals you make, whether or not within the Maximum Annual Withdrawal amount, will decrease your contract value. If the contract is surrendered, the contractowner will receive the contract value (less any applicable charges, fees, and taxes) and not the Guaranteed Amount.

If your contract value is reduced to zero because of market performance, withdrawals equal to the Maximum Annual Withdrawal amount will continue for the life of you (and your spouse if applicable) if the lifetime withdrawals are in effect. If not, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount equals zero. You may not withdraw the remaining Guaranteed Amount in a lump sum.

Guaranteed Amount Annuity Payout Option. If you desire to annuitize your Guaranteed Amount, the Guaranteed Amount Annuity Payout Option is available.

The Guaranteed Amount Annuity Payment Option is a fixed annuitization in which the contractowner (and spouse if applicable) will receive the Guaranteed Amount in annual annuity payments equal to the current 7% or 5% (depending on your option) Maximum

Annual Withdrawal amount, including the lifetime Maximum Annual Withdrawals if in effect (this option is different from other annuity payment options discussed in your prospectus, including i4LIFE (Reg. TM) Advantage, which are based on your contract value). Payment frequencies other than annual may be available. Payments will continue until the Guaranteed Amount equals zero and may continue until death if the lifetime Maximum Annual Withdrawal is in effect. This may result in a partial, final payment. You would consider this option only if your contract value is less than the Guaranteed Amount (and you don't believe the contract value will ever exceed the Guaranteed Amount) and you do not wish to keep your annuity contract in force other than to pay out the Guaranteed Amount. You will have no other contract features other than the right to receive annuity payments equal to the Maximum Annual Withdrawal amount until the Guaranteed Amount equals zero.

If the contract value is zero and you have a remaining Guaranteed Amount, you may not withdraw the remaining Guaranteed Amount in a lump sum, but must elect the Guaranteed Amount Annuity Payment Option.

Death Prior to the Annuity Commencement Date. There is no provision for a lump sum payout of the Guaranteed Amount upon death of the contractowners or annuitant. At the time of death, if the contract value equals zero, no death benefit will be paid other than any applicable Maximum Annual Withdrawal amounts. All death benefit payments must be made in compliance with Internal Revenue Code Sections 72(s) or 401(a)(9) as applicable as amended from time to time. See The Contracts - Death Benefit.

Upon the death of the Single Life under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Single Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will end. If the contract is continued as discussed below, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero. In the alternative, the surviving spouse can choose to become the new Single Life, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. The surviving spouse will need to be 65 before taking withdrawals to qualify for a lifetime payout. In deciding whether to make this change, the surviving spouse should consider: 1) the change a reset would cause to the Guaranteed Amount and the Maximum Annual Withdrawal amount ; 2) whether it is important to have Maximum Annual Withdrawal amounts for life versus the remainder of the prior Guaranteed Amount and 3) the cost of the Single Life option.

Upon the first death under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up-Joint Life option, the lifetime payout of the Maximum Annual Withdrawal amount, if in effect, will continue for the life of the surviving spouse. Upon the death of the surviving spouse, the lifetime payout of the Maximum Annual Withdrawal amount will end. However, if the spouse's beneficiary elects to take the annuity death benefit in installments, the Maximum Annual Withdrawal amount will continue until the Guaranteed Amount, if any, is zero (see below for a non-spouse beneficiary). As an alternative, after the first death, the surviving spouse may choose to change from the Joint Life option to the Single Life option, if the surviving spouse is under age 81. This will cause a reset of the Guaranteed Amount and the Maximum Annual Withdrawal amount. The new Guaranteed Amount will equal the contract value on the date of the reset and the new Maximum Annual Withdrawal amount will be 5% of the new Guaranteed Amount. This also starts a new 10 year period of automatic step-ups. At this time, the charge for the Rider will become the current charge in effect for new purchases of the Single Life option. In deciding whether to make this change, the surviving spouse should consider: 1) if the reset will cause the Guaranteed Amount and the Maximum Annual Withdrawal amount to decrease and 2) if the cost of the Single Life option is less than the cost of the Joint Life option.

If the surviving spouse of the deceased contractowner continues the contract, the remaining automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option, will apply to the spouse as the new contractowner. Under the Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option, the new contractowner is eligible to elect to step-up the Guaranteed Amount prior to the next available step-up date; however, all other conditions for the step-up apply and any subsequent step-up by the new contractowner must meet all conditions for a step-up.

If a non-spouse beneficiary elects to receive the death benefit in installments (thereby keeping the contract in force), the beneficiary may continue the Lincoln SmartSecurity (Reg. TM) Advantage if desired. Automatic step-ups under the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option will not continue and elective step-ups of the Guaranteed Amount under both options will not be permitted. In the event the contract value declines below the Guaranteed Amount (as adjusted for withdrawals of death benefit payments), the beneficiary is assured of receiving payments equal to the Guaranteed Amount (as adjusted). Deductions for the Rider charge will continue on a quarterly basis and will be charged against the remaining Guaranteed Amount. Note: there are instances where the required installments of the death benefit, in order to be in compliance with the Internal Revenue Code as noted above, may exceed the Maximum Annual Withdrawal amount, thereby reducing the benefit of this Rider. If there are multiple beneficiaries, each beneficiary will be entitled to continue a share of the Lincoln SmartSecurity (Reg. TM) Advantage equal to his or her share of the death benefit.

Impact of Divorce on Joint Life Option. In the event of a divorce, the contractowner may change from a Joint Life Option to a Single Life Option (if the contractowner is under age 81) at the current Rider charge for new sales of the Single Life Option. At the time of the change, the Guaranteed Amount will be reset to the current contract value and the Maximum Annual Withdrawal amount will equal 5% of this new Guaranteed Amount.

After a divorce, the contractowner may keep the Joint Life Option to have the opportunity to receive lifetime payouts for the lives of the contractowner and a new spouse. This is only available if no withdrawals were made from the contract after the effective date of the Rider up to and including the date the new spouse is added to the Rider.

Termination. After the later of the fifth anniversary of the effective date of the Rider or the fifth anniversary of the most recent contractowner-elected step-up, including any step-up we administered for you, of the Guaranteed Amount, the contractowner may terminate the Rider by notifying us in writing. Lincoln SmartSecurity (Reg. TM) Advantage will automatically terminate:
 o on the annuity commencement date (except payments under the Guaranteed Amount Annuity Payment Option will continue if applicable);
 o upon the election of i4LIFE (Reg. TM) Advantage;
 o if the contractowner or annuitant is changed (except if the surviving spouse assumes ownership of the contract upon death of the contractowner) including any sale or assignment of the contract or any pledge of the contract as collateral;
 o upon the last payment of the Guaranteed Amount unless the lifetime Maximum Annual Withdrawal is in effect;
 o when a withdrawal in excess of the Maximum Annual Withdrawal amount reduces the Guaranteed Amount to zero; or
 o upon termination of the underlying annuity contract.

The termination will not result in any increase in contract value equal to the Guaranteed Amount. Upon effective termination of this Rider, the benefits and charges within this Rider will terminate.

If you terminate the Rider, you must wait one year before you can re-elect any Lincoln SmartSecurity (Reg. TM) Advantage, Lincoln Lifetime IncomeSM Advantage or 4LATER (Reg. TM) Advantage or any other living benefit we are offering in the future.

i4LIFE (Reg. TM) Advantage Option. Contractowners with an active Lincoln SmartSecurity (Reg. TM) Advantage who decide to terminate the Lincoln SmartSecurity (Reg. TM) Advantage rider and purchase i4LIFE (Reg. TM) Advantage can use any remaining Guaranteed Amount to establish the Guaranteed Income Benefit under the i4LIFE (Reg. TM) Advantage terms and charge in effect at the time of the i4LIFE (Reg. TM) Advantage election. Contractowners may consider this if i4LIFE (Reg. TM) Advantage will provide a higher payout amount. There are many factors to consider when making this decision, including the cost of the riders, the payout amounts , applicable guarantees and applicable Investment Requirements. You should discuss this decision with your registered representative. See i4LIFE (Reg. TM) Advantage.

Availability. The Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option is available for purchase with nonqualified and qualified (IRAs and Roth IRAs) annuity contracts. All contractowners and the annuitant of the contracts with the Lincoln SmartSecurity (Reg. TM) Advantage - 1 Year Automatic Step-up option must be under age 81 at the time this Rider is elected. You cannot elect the Rider on or after the purchase of i4LIFE (Reg. TM) Advantage or 4LATER (Reg. TM) Advantage or on or after the Annuity Commencement Date. The Lincoln SmartSecurity (Reg. TM) Advantage - 5 Year Elective Step-up option is no longer available for purchase.

There is no guarantee that the Lincoln SmartSecurity (Reg. TM) Advantage will be available for new purchasers in the future as we reserve the right to discontinue this benefit at any time. The availability of this Rider will depend upon your state's approval of this Rider. Check with your investment representative regarding availability.


i4LIFE (Reg. TM) Advantage

i4LIFE (Reg. TM) Advantage (the Variable Annuity Payout Option Rider in your contract) is an optional annuity payout rider you may purchase at an additional cost and is separate and distinct from other annuity payout options offered under your contract and described later in this prospectus. You may also purchase either the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit or the 4LATER (Reg. TM) Guaranteed Income Benefit (described below) for an additional charge. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is a payout option that provides you with variable, periodic regular income payments for life. These payouts are made during an Access Period, where you have access to the Account Value. After the Access Period ends, payouts continue for the rest of your life, during the Lifetime Income Period. i4LIFE (Reg. TM) Advantage is different from other annuity payout options provided by Lincoln because with i4LIFE (Reg. TM) Advantage, you have the ability to make additional withdrawals or surrender the contract during the Access Period. You may also purchase the Guaranteed Income Benefit which provides a minimum payout floor for your regular income payments. The initial regular income payment is calculated from the Account Value on the periodic income commencement date, a date no more than 14 days prior to the date you select to begin receiving the regular income payments. This option is available on non-qualified annuities, IRAs and Roth IRAs (check with your registered representative regarding availability with SEP market). This option, when available in your state, is subject to a charge (imposed only during the i4LIFE (Reg. TM) Advantage payout phase) computed daily on the average account value. See Charges and Other Deductions - i4LIFE (Reg. TM) Advantage Charges.

i4LIFE (Reg. TM) Advantage is available for contracts with a contract value of at least $50,000 and may be elected at the time of application or at any time before an annuity payout option is elected by sending a written request to our Home Office. If you purchased 4LATER (Reg. TM) Advantage, you must wait at least one year before you can purchase i4LIFE (Reg. TM) Advantage. When you elect i4LIFE (Reg. TM) Advantage, you must choose the annuitant, secondary life, if applicable, and make several choices about your regular income payments. The annuitant and secondary life may not be changed after i4LIFE (Reg. TM) Advantage is elected. For qualified contracts, the secondary life must be the spouse. See i4LIFE (Reg. TM) Advantage Death Benefits regarding the impact of a change to the annuitant prior to the i4LIFE (Reg. TM) Advantage election.

i4LIFE (Reg. TM) Advantage for IRA annuity contracts is only available if the annuitant and secondary life, if applicable, are age 591/2 or older at the time the option is elected. i4LIFE (Reg. TM) Advantage must be elected by age 85 on qualified contracts. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. Additional purchase payments may be made during the Access Period for an IRA annuity contract, unless a Guaranteed Income Benefit has been elected.

Additional purchase payments will not be accepted once i4LIFE (Reg. TM) Advantage becomes effective for a non-qualified annuity contract.

If i4LIFE (Reg. TM) Advantage is selected, the applicable transfer provisions among subaccounts and the fixed account will continue to be those specified in your annuity contract for transfers on or before the annuity commencement date. However, once i4LIFE (Reg. TM) Advantage begins, any automatic withdrawal service will terminate. See The Contracts - Transfers on or Before the Annuity Commencement Date.

When you elect i4LIFE (Reg. TM) Advantage you must select a death benefit option. Once i4LIFE (Reg. TM) Advantage begins, any prior death benefit election will terminate and the i4LIFE (Reg. TM) Advantage death benefit will be in effect. Existing contractowners, with the Account Value death benefit, who elect i4LIFE (Reg. TM) Advantage must choose the i4LIFE (Reg. TM) Advantage Account Value death benefit. The amount paid under the new death benefit may be less than the amount that would have been paid under the death benefit provided before i4LIFE (Reg. TM) Advantage began. See The Contracts - i4LIFE (Reg. TM) Advantage Death Benefits.

Access Period. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period, which begins on the periodic income commencement date. The Access Period is a defined period of time during which we pay variable, periodic regular income payments and provide a death benefit, and during which you may surrender the contract and make withdrawals from your Account Value (defined below). At the end of the Access Period, the remaining Account Value is used to make regular income payments for the rest of your life (or the Secondary Life if applicable) and you will no longer be able to make withdrawals or surrenders or receive a death benefit. If your Account Value is reduced to zero because of withdrawals or market loss, your Access Period ends.


We will establish the minimum (currently 5 years) and maximum (currently to age 115 for non-qualified contracts; to age 100 for qualified contracts) Access Periods at the time you elect i4LIFE (Reg. TM) Advantage. Generally, shorter Access Periods will produce a higher initial regular income payment than longer Access Periods. At any time during the Access Period, and subject to the rules in effect at that time, you may extend or shorten the Access Period by sending us notice. Additional restrictions may apply if you are under age 591/2 when you request a change to the Access Period. Currently, if you extend the Access Period, it must be extended at least 5 years. If you change the Access Period, subsequent regular income payments will be adjusted accordingly, and the Account Value remaining at the end of the new Access Period will be applied to continue regular income payments for your life. Additional limitations on issue ages and features may be necessary to comply with the IRC provisions for required minimum distributions. We may reduce or terminate the Access Period for IRA i4LIFE (Reg. TM) Advantage contracts in order to keep the regular income payments in compliance with IRC provisions for required minimum distributions. The minimum Access Period requirements for Guaranteed Income Benefits are longer than the requirements for i4LIFE (Reg. TM) Advantage without a Guaranteed Income Benefit. Shortening the Access Period will terminate the Guaranteed Income Benefit. See The Contracts - Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage.

Account Value. The initial Account Value is the contract value on the valuation date i4LIFE (Reg. TM) Advantage is effective, less any applicable premium taxes. During the Access Period, the Account Value will be increased/decreased by any investment gains/losses including interest credited on the fixed account, and will be reduced by regular income payments and Guaranteed Income Benefit payments made as well as any withdrawals taken. After the Access Period ends, the remaining Account Value will be applied to continue regular income payments for your life and the Account Value will be reduced to zero.

Regular income payments during the Access Period. i4LIFE (Reg. TM) Advantage provides for variable, periodic regular income payments for as long as an annuitant (or secondary life, if applicable) is living and access to your Account Value during the Access Period. When you elect i4LIFE (Reg. TM) Advantage, you will have to choose the date you will receive the initial regular income payment, the frequency of the payments (monthly, quarterly, semi-annually or annually), how often the payment is recalculated, the length of the Access Period and the assumed investment return. These choices will influence the amount of your regular income payments. Regular income payments must begin within one year of the date you elect i4LIFE (Reg. TM) Advantage.

If you do not choose a payment frequency, the default is a monthly frequency. In most states, you may also elect to have regular income payments from non-qualified contracts recalculated only once each year rather than recalculated at the time of each payment. This results in level regular income payments between recalculation dates. Qualified contracts are only recalculated once per year, at the beginning of each calendar year. You also choose the assumed investment return. Return rates of 3%, 4%, 5%, or 6% may be available. The higher the assumed investment return you choose, the higher your initial regular income payment will be and the higher the return must be to increase subsequent regular income payments. You also choose the length of the Access Period. At this time, changes can only be made on periodic income commencement date anniversaries.

Regular income payments are not subject to any surrender charges or applicable interest adjustments. See Charges and Other Deductions. For information regarding income tax consequences of regular income payments, see Federal Tax Matters.

The amount of the initial regular income payment is determined on the periodic income commencement date by dividing the contract value (or purchase payment if elected at contract issue), less applicable premium taxes by 1000 and multiplying the result by an annuity factor. The annuity factor is based upon:

 o the age and sex of the annuitant and secondary life, if applicable;
 o the length of the Access Period selected;
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The annuity factor used to determine the regular income payments reflects the fact that, during the Access Period, you have the ability to withdraw the entire Account Value and that a death benefit of the entire Account Value will be paid to your beneficiary upon your death. These benefits during the Access Period result in a slightly lower regular income payment, during both the Access Period and the Lifetime Income Period, than would be payable if this access was not permitted and no lump-sum death benefit of the full Account Value was payable (The contractowner must elect an Access Period of no less than the minimum Access Period which is currently set at 5 years.) The annuity factor also reflects the requirement that there be sufficient Account Value at the end of the Access Period to continue your regular income payments for the remainder of your life (and/or the secondary life if applicable), during the Lifetime Income Period, with no further access or death benefit.

The Account Value will vary with the actual net investment return of the subaccounts selected and the interest credited on the fixed account, which then determines the subsequent regular income payments during the Access Period. Each subsequent regular income payment (unless the levelized option is selected) is determined by dividing the Account Value on the applicable valuation date by 1000 and multiplying this result by an annuity factor revised to reflect the declining length of the Access Period. As a result of this calculation, the actual net returns in the Account Value are measured against the assumed investment return to determine subsequent regular income payments. If the actual net investment return (annualized) for the contract exceeds the assumed investment return, the regular income payment will increase at a rate approximately equal to the amount of such excess. Conversely, if the actual net investment return for the contract is less than the assumed investment return, the regular income payment will decrease. For example, if net investment return is 3% higher (annualized) than the assumed investment return, the regular income payment for the next year will increase by approximately 3%. Conversely, if actual net investment return is 3% lower than the assumed investment return, the regular income payment will decrease by approximately 3%.

Withdrawals made during the Access Period will also reduce the Account Value that is available for regular income payments, and subsequent regular income payments will be reduced in the same proportion that withdrawals reduce the Account Value.

For a joint life option, if either the annuitant or secondary life dies during the Access Period, regular income payments will be recalculated using a revised annuity factor based on the single surviving life, if doing so provides a higher regular income payment.

For nonqualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, the Guaranteed Income Benefit (if any) will terminate and the annuity factor will be revised for a non-life contingent regular income payment and regular income payments will continue until the Account Value is fully paid out and the Access Period ends. For qualified contracts, if the annuitant and secondary life, if applicable, both die during the Access Period, i4LIFE (Reg. TM) Advantage (and any Guaranteed Income Benefit if applicable) will terminate.

Regular income payments during the Lifetime Income Period. The Lifetime Income Period begins at the end of the Access Period if either the annuitant or secondary life is living. Your earlier elections regarding the frequency of regular income payments, assumed investment return and the frequency of the recalculation do not change. The initial regular income payment during the Lifetime Income Period is determined by dividing the Account Value on the last valuation date of the Access Period by 1000 and multiplying the result by an annuity factor revised to reflect that the Access Period has ended. The annuity factor is based upon:
 o the age and sex of the annuitant and secondary life (if living);
 o the frequency of the regular income payments;
 o the assumed investment return you selected; and
 o the Individual Annuity Mortality table specified in your contract.

The impact of the length of the Access Period and any withdrawals made during the Access Period will continue to be reflected in the regular income payments during the Lifetime Income Period. To determine subsequent regular income payments, the contract is credited with a fixed number of annuity units equal to the initial regular income payment (during the Lifetime Income Period) divided by the annuity unit value (by subaccount). Subsequent regular income payments are determined by multiplying the number of annuity units per subaccount by the annuity unit value. Your regular income payments will vary based on the value of your annuity units. If your regular income payments are adjusted on an annual basis, the total of the annual payment is transferred to Lincoln Life's general account to be paid out based on the payment mode you selected. Your payment(s) will not be affected by market performance during that year. Your regular income payment(s) for the following year will be recalculated at the beginning of the following year based on the current value of the annuity units.

Regular income payments will continue for as long as the annuitant or secondary life, if applicable, is living, and will continue to be adjusted for investment performance of the subaccounts your annuity units are invested in (and the fixed account if applicable). Regular income payments vary with investment performance.

During the lifetime income period, there is no longer an Account Value; therefore, no withdrawals are available and no death benefit is payable. In addition, transfers are not allowed from a fixed annuity payment to a variable annuity payment.


i4LIFE (Reg. TM) Advantage Death Benefits

i4LIFE (Reg. TM) Advantage Account Value Death Benefit. The i4LIFE (Reg. TM) Advantage Account Value death benefit is available during the Access Period. This death benefit is equal to the Account Value as of the valuation date on which we approve the payment of the death claim. You may not change this death benefit once it is elected.

i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit. The i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit is available during the Access Period and will be equal to the greater of:
 o the Account Value as of the valuation date we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefits, reduce the death benefit by the dollar amount of the payment; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the contract value or Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

The following example demonstrates the impact of a proportionate withdrawal on your death benefit:



         o i4LIFE (Reg. TM) Advantage Guarantee of Principal Death Benefit     $200,000
         o Total i4LIFE (Reg. TM) Regular Income payments                      $ 25,000
         o Additional Withdrawal                                               $15,000 ($15,000/$150,000=10% withdrawal)
         o Account Value at the time of Additional Withdrawal                  $150,000

     Death Benefit Value after i4LIFE (Reg. TM) regular income payment = $200,000 - $25,000 = $175,000
     Death Benefit Value after additional withdrawal = $175,000 - $17,500 = $157,500
     Reduction in Death Benefit Value for Withdrawal = $175,000 X 10% = $17,500

The regular income payments reduce the death benefit by $25,000 and the additional withdrawal causes a 10% reduction in the death benefit, the same percentage that the withdrawal reduced the Account Value.

During the Access Period, contracts with the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit may elect to change to the i4LIFE (Reg.
TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit.

i4LIFE (Reg. TM) Advantage EGMDB. The i4LIFE (Reg. TM) Advantage EGMDB is only available during the Access Period. This benefit is the greatest of:
 o the Account Value as of the valuation date on which we approve the payment of the claim; or
 o the sum of all purchase payments, less the sum of regular income payments and other withdrawals where:
  o regular income payments, including withdrawals to provide the Guaranteed Income Benefit, reduce the death benefit by the dollar amount of the payment or in the same proportion that regular income payments reduce the Account Value, depending on the terms of your contract; and
  o all other withdrawals, if any, reduce the death benefit in the same proportion that withdrawals reduce the contract value or Account Value.

References to purchase payments and withdrawals include purchase payments and withdrawals made prior to the election of i4LIFE (Reg. TM) Advantage if your contract was in force with the Guarantee of Principal or greater death benefit option prior to that election; or
 o the highest Account Value or contract value on any contract anniversary date (including the inception date of the contract) after the EGMDB is effective (determined before the allocation of any purchase payments on that contract anniversary) prior to the 81st birthday of the deceased and prior to the date of death. The highest Account Value or contract value is increased by purchase payments and is decreased by regular income payments, including withdrawals to provide the Guaranteed Income Benefits and all other withdrawals subsequent to the anniversary date on which the highest Account Value or contract value is obtained. Regular income payments and withdrawals are deducted in the same proportion that regular income payments and withdrawals reduce the contract value or Account Value.

If your contract has the ABE Enhancement Amount (if elected at the time of application) (see discussion under Accumulated Benefit Enhancement ABE) specified in your contract benefit data pages as applicable on the date of death, this Enhancement Amount will be added to the sum of the purchase payments, but will be reduced by the regular income payments and withdrawals on either a dollar for dollar basis or in the same proportion that the regular income payment or withdrawal reduced the contract value or Account Value, depending on the terms of your contract.

When determining the highest anniversary value, if you elected the EGMDB (or more expensive death benefit option) prior to electing i4LIFE (Reg. TM) Advantage and this death benefit was in effect when you purchased i4LIFE (Reg.
TM) Advantage, we will look at the contract value before i4LIFE (Reg. TM) Advantage and the Account Value after the i4LIFE (Reg. TM) Advantage election to determine the highest anniversary value.

In a declining market, withdrawals which are deducted in the same proportion that withdrawals reduce the Account Value, may have a magnified effect on the reduction of the death benefit payable. All references to withdrawals include deductions for applicable charges and premium taxes, if any.

Contracts with the i4LIFE (Reg. TM) Advantage EGMDB may elect to change to the i4LIFE (Reg. TM) Advantage Guarantee of Principal or i4LIFE (Reg. TM) Advantage Account Value death benefit. We will effect the change in death benefit on the valuation date we receive a completed election form at our Home office, and we will begin deducting the lower i4LIFE (Reg. TM) Advantage charge at that time. Once the change is effective, you may not elect to return to the i4LIFE (Reg.
TM) Advantage EGMDB.

General Death Benefit Provisions. For all death benefit options, following the Access Period, there is no death benefit. The death benefits also terminate when the Account Value equals zero, because the Access Period terminates.

If there is a change in the contractowner, joint owner or annuitant during the life of the contract, for any reason other than death, the only death benefit payable for the new person will be the i4LIFE (Reg. TM) Advantage Account Value death benefit.

For non-qualified contracts, upon the death of the contractowner, joint owner or annuitant, the contractowner (or beneficiary) may elect to terminate the contract and receive full payment of the death benefit or may elect to continue the contract and receive regular income payments. Upon the death of the secondary life, who is not also an owner, only the surrender value is paid.

If you are the owner of an IRA annuity contract, and there is no secondary life, and you die during the Access Period, the i4LIFE (Reg. TM) Advantage will terminate. A spouse beneficiary may start a new i4LIFE (Reg. TM) Advantage program.

If a death occurs during the Access Period, the value of the death benefit will be determined as of the valuation date we approve the payment of the claim. Approval of payment will occur upon our receipt of all the following:

1. proof (e.g. an original certified death certificate), or any other proof of death satisfactory to us; and

2. written authorization for payment; and

3. all required claim forms, fully completed (including selection of a settlement option).

Notwithstanding any provision of this contract to the contrary, the payment of death benefits provided under this contract must be made in compliance with Code Section 72(s) or 401(a)(9) as applicable, as amended from time to time. Death benefits may be taxable. See Federal Tax Matters.

Upon notification to us of the death, regular income payments may be suspended until the death claim is approved. Upon approval, a lump sum payment for the value of any suspended payments will be made as of the date the death claim is approved, and regular income payments will continue, if applicable. The excess, if any, of the death benefit over the Account Value will be credited into the contract at that time.

If a lump sum settlement is elected, the proceeds will be mailed within seven days of approval by us of the claim subject to the laws, regulations and tax code governing payment of death benefits. This payment may be postponed as permitted by the Investment Company Act of 1940.

Accumulated Benefit Enhancement (ABESM) (Non-qualified contracts only). This benefit is no longer available to contract purchasers after November 1, 2005. We provide to eligible contractowners of non-qualified i4LIFE (Reg. TM) Advantage contracts only an ABE Enhancement Amount, if requested at the time of application, at no additional charge. You are eligible to receive the ABE Enhancement Amount if:
 o you are purchasing i4LIFE (Reg. TM) Advantage with the EGMDB death benefit;
 o you are utilizing the proceeds of a variable annuity contract of an insurer not affiliated with us to purchase the contract. Prior contracts with loans or collateral assignments are not eligible for this benefit;
 o the cash surrender value of the prior contract(s) is at least $50,000 at the time of the surrender (amounts above $2,000,000 will require our approval);

 o all contractowners, joint owners and annuitants must be under the age of 76 as of the contract date (as shown in your contract) to select this benefit; or
 o the contractowners, joint owners and annuitants of this contract must have been owner(s) or annuitants of the prior contract(s).

Upon the death of any contractowner, joint owner or annuitant, the ABE Enhancement Amount will be payable in accordance with the terms of the i4LIFE (Reg. TM) Advantage EGMDB death benefit. However, if the death occurs in the first contract year, only 75% of the Enhancement Amount is available.

The ABE Enhancement Amount is equal to the excess of the prior contract's documented death benefit(s) over the actual cash surrender value received by us. However, we will impose a limit on the prior contract's death benefit equal to the lesser of:
 o 140% of the prior contract's cash value; or
 o the prior contract's cash value plus $400,000.

In addition, if the actual cash surrender value we receive is less than 95% of the documented cash value from the prior insurance company, the prior contract's death benefit will be reduced proportionately according to the reduction in cash value amounts.

For the ABE Enhancement Amount to be effective, documentation of the death benefit and cash value from the prior insurance company must be provided to us at the time of the application. We will only accept these amounts in a format provided by the prior insurance company. Examples of this documentation include: the prior company's periodic customer statement, a statement on the prior company's letterhead, or a printout from the prior company's website. This documentation cannot be more than ninety (90) days old at the time of the application. You may provide updated documentation prior to the contract date if it becomes available from your prior company.

If more than one annuity contract is exchanged to a contract with us, the ABE Enhancement Amount will be calculated for each prior contract separately, and then added together to determine the total ABE Enhancement Amount.

Upon the death of any contractowner or joint owner who was not a contractowner on the effective date of the i4LIFE (Reg. TM) Advantage EGMDB death benefit, the ABE Enhancement Amount will be equal to zero (unless the change occurred because of the death of a contractowner or joint owner). If any contractowner or joint owner is changed due to a death and the new contractowner or joint owner is age 76 or older when added to the contract, then the ABE Enhancement Amount for this new contractowner or joint owner will be equal to zero.

The ABE Enhancement Amount will terminate on the valuation date the i4LIFE (Reg. TM) Advantage EGMDB death benefit option of the contract is changed or terminated.

It is important to realize that even with the ABE Enhancement Amount, your death benefit will in many cases be less than the death benefit from your prior company. This is always true in the first year, when only 75% of the ABE Enhancement Amount is available.


Guaranteed Income Benefit with i4LIFE (Reg. TM) Advantage

A Guaranteed Income Benefit is available for purchase when you elect i4LIFE (Reg. TM) Advantage which ensures that your regular income payments will never be less than a minimum payout floor, regardless of the actual investment performance of your contract. See Charges and Other Deductions for a discussion of the Guaranteed Income Benefit charges.

As discussed below, certain features of the Guaranteed Income Benefit may be impacted if you purchased Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage (withdrawal benefit riders) prior to electing i4LIFE (Reg. TM) Advantage with the Guaranteed Income Benefit (annuity payout rider). Refer to the 4LATER (Reg. TM) Advantage section of this prospectus for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit.

Once the Guaranteed Income Benefit is elected, additional purchase payments cannot be made to the contract. Election of this rider will limit how much you can invest in certain subaccounts. See the Contracts - Investment Requirements. The version of the Guaranteed Income Benefit, the date that you purchased it, and/or whether you previously owned Lincoln Lifetime IncomeSM Advantage will determine which Investment Requirement option applies to you.

There is no guarantee that the i4LIFE (Reg. TM) Guaranteed Income Benefit option will be available to elect in the future, as we reserve the right to discontinue this option for new elections at any time. In addition, we may make different versions of the Guaranteed Income Benefit available to new purchasers or may create different versions for use with various Living Benefit riders. However, a contractowner with the Lincoln Lifetime IncomeSM Advantage who decides to drop Lincoln Lifetime IncomeSM Advantage to purchase i4LIFE (Reg.
TM) Advantage will be guaranteed the right to purchase the Guaranteed Income Benefit under the terms set forth in the Lincoln Lifetime IncomeSM Advantage rider.

i4LIFE (Reg. TM) Guaranteed Income Benefit, if available, is purchased when you elect i4LIFE (Reg. TM) Advantage or anytime during the Access Period, subject to terms and conditions at that time. If you intend to use the Guaranteed Amount from either the Lincoln SmartSecurity (Reg. TM) Advantage or the Lincoln Lifetime IncomeSM Advantage riders to establish the Guaranteed Income Benefit, you must elect the Guaranteed Income Benefit at the time you elect i4LIFE (Reg.
TM) Advantage.

The Guaranteed Income Benefit is initially equal to 75% of the regular income payment (which is based on your Account Value as defined in the i4LIFE (Reg.
TM) Advantage rider section) in effect at the time the Guaranteed Income Benefit is elected. Contractowners who purchased the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage can use the remaining Guaranteed Amount

(if greater than the contract value) at the time the Guaranteed Income Benefit is determined, to increase the Guaranteed Income Benefit. The Guaranteed Income Benefit will be increased by the ratio of the remaining Guaranteed Amount to the contract value at the time the initial i4LIFE (Reg. TM) Advantage payment is calculated. In other words, the Guaranteed Income Benefit will equal 75% of the initial regular income payment times the remaining Guaranteed Amount divided by the contract value, if the Guaranteed Amount is greater than the contract value.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment has fallen below the Guaranteed Income Benefit, because of poor investment results, a payment equal to the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is the minimum payment you will receive. If the Guaranteed Income Benefit is paid, it will be paid with the same frequency as your regular income payment. If your regular income payment is less than the Guaranteed Income Benefit, we will reduce the Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the Guaranteed Income Benefit (In other words, Guaranteed Income Benefit payments reduce the Account Value by the entire amount of the Guaranteed Income Benefit payment.) (Regular income payments also reduce the Account Value). This withdrawal will be made from the variable subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

If your Account Value reaches zero as a result of withdrawals to provide the Guaranteed Income Benefit, we will continue to pay you an amount equal to the Guaranteed Income Benefit. If your Account Value reaches zero, your Access Period will end and your Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled, and will reduce your death benefit. If your Account Value equals zero, no death benefit will be paid. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living. If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the Guaranteed Income Benefit, the Guaranteed Income Benefit will never come into effect.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

The contractowner receives an amount equal to the Guaranteed Income Benefit. The entire amount of the Guaranteed Income Benefit is deducted from the Account Value.

If you purchased the Guaranteed Income Benefit (version 3) on or after January 20, 2009, the Guaranteed Income Benefit will automatically step-up every year to 75% of the current regular income payment, if that result is greater than the immediately prior Guaranteed Income Benefit. If you purchased the Guaranteed Income Benefit (version 2) prior to January 20, 2009, the Guaranteed Income Benefit will automatically step-up every three years on the periodic income commencement date anniversary to 75% of the current regular income payment, if the result is greater than the immediately prior Guaranteed Income Benefit. The step-up will occur on every periodic income commencement date anniversary during either a 5-year step-up period (version 3) or every third periodic income commencement date anniversary for a 15 year step-up period (version 2). At the end of a step-up period, you may elect a new step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that we administer this election for you. Step-ups for qualified contracts, including IRAs, will occur on a calendar year basis.

At the time of a reset of the step-up period the i4LIFE (Reg. TM) Guaranteed Income Benefit percentage charge may increase subject to the maximum guaranteed charge of 1.50%. This means that your charge may change every five years for version 3 of the Guaranteed Income Benefit or every 15 years for version 2 of the Guaranteed Income Benefit. If we automatically administer a new step-up period for you and if your percentage charge is increased, you may ask us to reverse the step-up by giving us notice within 30 days after the periodic income commencement anniversary. If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract. You will have no more step-ups unless you notify us that you wish to start a new step-up period. i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit Charges.

If you have an older version of the Guaranteed Income Benefit (Version 1), your Guaranteed Income Benefit will not step-up on an anniversary, but will remain level. This version is no longer available for sale.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. See below in General i4LIFE (Reg. TM) Provisions for an example.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. When you select the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, certain restrictions will apply to your contract:
  o A 4% assumed investment return (AIR) will be used to calculate the regular income payments.
  o The minimum Access Period required for this benefit is the longer of 15 years or the difference between your age (nearest birthday) and age 85. We may change this Access Period requirement prior to election of the Guaranteed Income Benefit.
  o The maximum Access Period available for this benefit is to age 115 for non-qualified contracts; to age 100 for qualified contracts.

If you choose to lengthen your Access Period, (which must be increased by a minimum of 5 years) thereby reducing your regular income payment, your i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will also be reduced. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be reduced in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate. Refer to the Example in the 4LATER (Reg. TM) Guaranteed Income Benefit section.

The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will terminate due to any of the following events:
  o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
  o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency; or
  o upon written notice to us; or
  o assignment of the contract.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified. If you used your Lincoln Lifetime IncomeSM Advantage Guaranteed Amount to establish the Guaranteed Income Benefit, you must keep i4LIFE (Reg. TM) Advantage and the Guaranteed Income Benefit in effect for at least 3 years. If you terminate the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit you may be able to re-elect it, if available, after one year. The election will be treated as a new purchase, subject to the terms and charges in effect at the time of election and the i4LIFE (Reg. TM) Advantage regular income payments will be recalculated. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election.


General i4LIFE (Reg. TM) Provisions

Withdrawals. You may request a withdrawal at any time prior to or during the Access Period. We reduce the Account Value by the amount of the withdrawal, and all subsequent regular income payments and Guaranteed Income Benefit payments, if applicable, will be reduced proportionately. Withdrawals may have tax consequences. See Federal Tax Matters. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

The following example demonstrates the impact of a withdrawal on the regular income payments and the Guaranteed Income Benefit payments:



         o i4LIFE (Reg. TM) Regular Income Payment before Withdrawal      $  1,200
         o Guaranteed Income Benefit before Withdrawal                    $    900
         o Account Value at time of Additional Withdrawal                 $150,000
         o Additional Withdrawal                                          $ 15,000   (a 10% withdrawal)

     Reduction in i4LIFE (Reg. TM) Regular Income payment for Withdrawal = $1,200 X 10 % = $120
     i4LIFE (Reg. TM) Regular Income payment after Withdrawal = $1,200 - $120 = $1,080

     Reduction in Guaranteed Income Benefit for Withdrawal = $900 X 10% = $90 Guaranteed Income Benefit after Withdrawal = $900 - $90 = $810

Surrender. At any time prior to or during the Access Period, you may surrender the contract by withdrawing the surrender value. If the contract is surrendered, the contract terminates and no further regular income payments will be made. Withdrawals are subject to any applicable surrender charges except when amounts may be withdrawn free of surrender charges. See Charges and Other Deductions. The interest adjustment may apply.

Termination. For IRA annuity contracts, you may terminate i4LIFE (Reg. TM) Advantage prior to the end of the Access Period by notifying us in writing. The termination will be effective on the next valuation date after we receive the notice and your contract will return to the accumulation phase. Your i4LIFE (Reg. TM) Advantage death benefit will terminate and you may choose the Guarantee of Principal (if you had the i4LIFE (Reg. TM) Advantage Guarantee of Principal death benefit) or Account Value death benefit options. Upon termination, we will stop assessing the charge for i4LIFE (Reg. TM) Advantage and begin assessing the mortality and expense risk charge and administrative charge associated with the new death benefit option. Your contract value upon termination will be equal to the Account Value on the valuation date we terminate i4LIFE (Reg. TM) Advantage.

For non-qualified contracts, you may not terminate i4LIFE (Reg. TM) Advantage once you have elected it.


4LATER (Reg. TM) Advantage

4LATER (Reg. TM) Advantage is a rider that is available to protect against market loss by providing you with a method to receive a minimum payout from your annuity. The rider provides an Income Base (described below) prior to the time you begin taking payouts from your annuity. If you elect 4LATER (Reg. TM) Advantage, you must elect i4LIFE (Reg. TM) with the 4LATER (Reg. TM) Guaranteed Income Benefit to receive a benefit from 4LATER (Reg. TM) Advantage. Election of these riders may limit how much you can invest in certain subaccounts. See The Contracts-Investment Requirements. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Advantage charge.


4LATER (Reg. TM) Advantage Before Payouts Begin

The following discussion applies to 4LATER (Reg. TM) Advantage during the accumulation phase of your annuity, referred to as 4LATER (Reg. TM). This is prior to the time any payouts begin under i4LIFE (Reg. TM) Advantage with the 4LATER (Reg. TM) Guaranteed Income Benefit.

Income Base. The Income Base is a value established when you purchase 4LATER (Reg. TM) and will only be used to calculate the minimum payouts available under your contract at a later date. The Income Base is not available for withdrawals or as a death benefit. If you elect 4LATER (Reg. TM) at the time you purchase the contract, the Income Base initially equals the purchase payments. If you elect 4LATER (Reg. TM) after we issue the contract, the Income Base will initially equal the contract value on the 4LATER (Reg. TM) Effective Date. Additional purchase payments automatically increase the Income Base by the amount of the purchase payments. Additional purchase payments will not be allowed if the contract value is zero. Each withdrawal reduces the Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

As described below, during the accumulation phase, the Income Base will be automatically enhanced by 15% (adjusted for additional purchase payments and withdrawals as described in the Future Income Base section below) at the end of each Waiting Period. In addition, after the Initial Waiting Period, you may elect to reset your Income Base to the current contract value if your contract value has grown beyond the 15% enhancement. You may elect this reset on your own or you may choose to have Lincoln Life automatically reset the Income Base for you at the end of each Waiting Period. These reset options are discussed below. Then, when you are ready to elect i4LIFE (Reg. TM) Advantage and establish the 4LATER (Reg. TM) Guaranteed Income Benefit, the Income Base (if higher than the contract value) is used in the 4LATER (Reg. TM) Advantage Guaranteed Income Benefit calculation.

Waiting Period. The Waiting Period is each consecutive 3-year period which begins on the 4LATER (Reg. TM) Effective Date, or on the date of any reset of the Income Base to the contract value. At the end of each completed Waiting Period, the Income Base is increased by 15% (as adjusted for purchase payments and withdrawals) to equal the Future Income Base as discussed below. The Waiting Period is also the amount of time that must pass before the Income Base can be reset to the current contract value. A new Waiting Period begins after each reset and must be completed before the next 15% enhancement or another reset occurs.

Future Income Base. 4LATER (Reg. TM) provides a 15% automatic enhancement to the Income Base after a 3-year Waiting Period. This enhancement will continue every 3 years until i4LIFE (Reg. TM) Advantage is elected, you terminate 4LATER (Reg. TM) or you reach the Maximum Income Base. See Maximum Income Base. During the Waiting Period, the Future Income Base is established to provide the value of this 15% enhancement on the Income Base. After each 3-year Waiting Period is satisfied, the Income Base is increased to equal the value of the Future Income Base. The 4LATER (Reg. TM) charge will then be assessed on this newly adjusted Income Base, but the percentage charge will not change.

Any purchase payment made after the 4LATER (Reg. TM) Effective Date, but within 90 days of the contract effective date, will increase the Future Income Base by the amount of the purchase payment, plus 15% of that purchase payment.


Example:


         Initial Purchase Payment                                $100,000
         Purchase Payment 60 days later                          $ 10,000
                                                                 --------
         Income Base                                             $110,000
         Future Income Base (during the 1st Waiting Period)      $126,500   ($110,000 x 115%)
         Income Base (after 1st Waiting Period)                  $126,500
         New Future Income Base (during 2nd Waiting Period)      $145,475   ($126,500 x 115%)

Any purchase payments made after the 4LATER (Reg. TM) Effective Date and more than 90 days after the contract effective date will increase the Future Income Base by the amount of the purchase payment plus 15% of that purchase payment on a pro-rata basis for the number of full years remaining in the current Waiting Period.

Example:


         Income Base                                                $100,000
         Purchase Payment in Year 2                                 $ 10,000
                                                                    --------
         New Income Base                                            $110,000
         Future Income Base (during 1st Waiting Period-Year 2)      $125,500   ($100,000 x 115%) + ($10,000 x 100%) +
                                                                               (10,000 x 15% x 1/3)
         Income Base (after 1st Waiting Period)                     $125,500
         New Future Income Base (during 2nd Waiting Period)         $144,325   (125,500 x 115%)

Withdrawals reduce the Future Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.

During any subsequent Waiting Periods, if you elect to reset the Income Base to the contract value, the Future Income Base will equal 115% of the contract value on the date of the reset and a new Waiting Period will begin. See Resets of the Income Base to the current contract value below.

In all situations, the Future Income Base is subject to the Maximum Income Base described below. The Future Income Base is never available to the contractowner to establish a 4LATER (Reg. TM) Advantage Guaranteed Income Benefit, but is the value the Income Base will become at the end of the Waiting Period.

Maximum Income Base. The Maximum Income Base is equal to 200% of the Income Base on the 4LATER (Reg. TM) Effective Date. The Maximum Income Base will be increased by 200% of any additional purchase payments. In all circumstances, the Maximum Income Base can never exceed $10,000,000. This maximum takes into consideration the combined Income Bases for all Lincoln Life contracts (or contracts issued by our affiliates) owned by you or on which you are the annuitant.

After a reset to the current contract value, the Maximum Income Base will equal 200% of the contract value on the valuation date of the reset not to exceed $10,000,000.

Each withdrawal will reduce the Maximum Income Base in the same proportion as the amount withdrawn reduces the contract value on the valuation date of the withdrawal.


Example:


      Income Base                             $100,000      Maximum Income Base                   $200,000
      Purchase Payment in Year 2              $ 10,000      Increase to Maximum Income Base       $ 20,000
      New Income Base                         $110,000      New Maximum Income Base               $220,000
      Future Income Base after Purchase       $125,500      Maximum Income Base                   $220,000
       Payment

      Income Base (after 1st Waiting          $125,500
       Period)
      Future Income Base (during 2nd          $144,325      Maximum Income Base                   $220,000
       Waiting Period)

      Contract Value in Year 4                $112,000
      Withdrawal of 10%                       $ 11,200

      After Withdrawal (10% adjustment)
-----------------------------------------
      Contract Value                          $100,800
      Income Base                             $112,950
      Future Income Base                      $129,892      Maximum Income Base                   $198,000

Resets of the Income Base to the current contract value ("Resets"). You may elect to reset the Income Base to the current contract value at any time after the initial Waiting Period following: (a) the 4LATER (Reg. TM) Effective Date or (b) any prior reset of the Income Base. Resets are subject to a maximum of $10,000,000 and the annuitant must be under age 81. You might consider resetting the Income Base if your contract value has increased above the Income Base (including the 15% automatic Enhancements) and you want to lock-in this increased amount to use when setting the Guaranteed Income Benefit. If the Income Base is reset to the contract value, the 15% automatic Enhancement will not apply until the end of the next Waiting Period.

This reset may be elected by sending a written request to our Home office or by specifying at the time of purchase that you would like us to administer this reset election for you. If you want us to administer this reset for you, at the end of each 3-year Waiting Period, if the contract value is higher than the Income Base (after the Income Base has been reset to the Future Income Base), we will implement this election and the Income Base will be equal to the contract value on that date. We will notify you that a reset has occurred. This will continue until you elect i4LIFE (Reg. TM) Advantage, the annuitant reaches age 81, or you reach the Maximum Income Base. If we administer this reset election for you, you have 30 days after the election to notify us if you wish to reverse this election and have your Income Base increased to the Future Income Base instead. You may wish to reverse this election if you are not interested in the increased charge. If the contract value is less than the Income Base on any reset date, we will not administer this reset. We will not attempt to administer another reset until the end of the next 3-year Waiting Period; however, you have the option to request a reset during this period by sending a written request to our Home office.

At the time of each reset (whether you elect the reset or we administer the reset for you), the annual charge will change to the current charge in effect at the time of the reset, not to exceed the guaranteed maximum charge. At the time of reset, a new Waiting Period will begin. Subsequent resets may be elected at the end of each new Waiting Period. The reset will be effective on the next valuation date after notice of the reset is approved by us.

We reserve the right to restrict resets to Benefit Year anniversaries. The Benefit Year is the 12-month period starting with the 4LATER (Reg. TM) Effective Date and starting with each anniversary of the 4LATER (Reg. TM) Effective Date after that. If the contractowner elects to reset the Income Base, the Benefit Year will begin on the effective date of the reset and each anniversary of the effective date of the reset after that.

Eligibility. To purchase 4LATER (Reg. TM) Advantage, the annuitant must be age 80 or younger. If you plan to elect i4LIFE (Reg. TM) Advantage within three years of the issue date of 4LATER (Reg. TM) Advantage, you will not receive the benefit of the Future Income Base.

4LATER (Reg. TM) Rider Effective Date. If 4LATER (Reg. TM) is elected at contract issue, then it will be effective on the contract's effective date. If 4LATER (Reg. TM) is elected after the contract is issued (by sending a written request to our Home office), then it will be effective on the next valuation date following approval by us.


4LATER (Reg. TM) Guaranteed Income Benefit

When you are ready to elect i4LIFE (Reg. TM) Advantage regular income payments, the greater of the Income Base accumulated under 4LATER (Reg. TM) or the contract value will be used to calculate the 4LATER (Reg. TM) Guaranteed Income Benefit. The 4LATER (Reg. TM) Guaranteed Income Benefit is a minimum payout floor for your i4LIFE (Reg. TM) Advantage regular income payments. See Charges and Other Deductions for a discussion of the 4LATER (Reg. TM) Guaranteed Income Benefit charge.

The Guaranteed Income Benefit will be determined by dividing the greater of the Income Base or contract value (or Guaranteed Amount if applicable) on the periodic income commencement date, by 1000 and multiplying the result by the rate per $1000 from the Guaranteed Income Benefit Table in your 4LATER (Reg.
TM) Rider. If the contract value is used to establish the 4LATER (Reg. TM) Guaranteed Income Benefit, this rate provides a Guaranteed Income Benefit not less than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment (which is also based on the contract value). If the Income Base is used to establish the Guaranteed Income Benefit (because it is larger than the contract value), the resulting Guaranteed Income Benefit will be more than 75% of the initial i4LIFE (Reg. TM) Advantage regular income payment.

If the amount of your i4LIFE (Reg. TM) Advantage regular income payment (which is based on your i4LIFE (Reg. TM) Advantage Account Value) has fallen below the 4LATER (Reg. TM) Guaranteed Income Benefit, because of poor investment results, a payment equal to the 4LATER (Reg. TM) Guaranteed Income Benefit is the minimum payment you will receive. If the 4LATER (Reg. TM) Guaranteed Income Benefit is paid, it will be paid with the same frequency as your i4LIFE (Reg.
TM) Advantage regular income payment. If your regular income payment is less than the 4LATER (Reg. TM) Guaranteed Income Benefit, we will reduce your i4LIFE (Reg. TM) Advantage Account Value by the regular income payment plus an additional amount equal to the difference between your regular income payment and the 4LATER (Reg. TM) Guaranteed Income Benefit. This withdrawal from your Account Value will be made from the subaccounts and the fixed account on a pro-rata basis according to your investment allocations.

The following example illustrates how poor investment performance, which results in a Guaranteed Income Benefit payment, affects the i4LIFE (Reg. TM) Account Value:



         o i4LIFE (Reg. TM) Account Value before market decline     $135,000
         o i4LIFE (Reg. TM) Account Value after market decline      $100,000
         o Guaranteed Income Benefit                                $    810
         o Regular Income Payment after market decline              $    769
         o Account Value after market decline and Guaranteed        $ 99,190
         Income Benefit payment

If your Account Value reaches zero as a result of withdrawals to provide the 4LATER (Reg. TM) Guaranteed Income Benefit, we will continue to pay you an amount equal to the 4LATER (Reg. TM) Guaranteed Income Benefit.

When your Account Value reaches zero, your i4LIFE (Reg. TM) Advantage Access Period will end and the i4LIFE (Reg. TM) Advantage Lifetime Income Period will begin. Additional amounts withdrawn from the Account Value to provide the 4LATER (Reg. TM) Guaranteed Income Benefit may terminate your Access Period earlier than originally scheduled and will reduce your death benefit. See i4LIFE (Reg. TM) Advantage Death Benefits. After the Access Period ends, we will continue to pay the 4LATER (Reg. TM) Guaranteed Income Benefit for as long as the annuitant (or the secondary life, if applicable) is living (i.e., the i4LIFE (Reg. TM) Advantage Lifetime Income Period). If your Account Value equals zero, no death benefit will be paid.

If the market performance in your contract is sufficient to provide regular income payments at a level that exceeds the 4LATER (Reg. TM) Guaranteed Income Benefit, the 4LATER (Reg. TM) Guaranteed Income Benefit will never come into effect.

The 4LATER (Reg. TM) Advantage Guaranteed Income Benefit will automatically step-up every three years to 75% of the then current regular income payment, if that result is greater than the immediately prior 4LATER (Reg. TM) Guaranteed Income Benefit. The step-up will occur on every third periodic income commencement date anniversary for 15 years. At the end of a 15-year step-up period, the contractowner may elect a new 15-year step-up period by submitting a written request to the Home Office. If you prefer, when you start the Guaranteed Income Benefit, you can request that Lincoln Life administer this election for you. At the time of a reset of the 15 year period, the charge for the 4LATER (Reg. TM) Guaranteed Income Benefit will become the current charge up to the guaranteed maximum charge of 1.50% (i4LIFE (Reg. TM) Advantage charges are in addition to the Guaranteed Income Benefit charge). After we administer this election, you have 30 days to notify us if you wish to reverse the election (because you do not wish to incur the additional cost). If we receive this notice, we will decrease the percentage charge to the amounts they were before the step-up occurred. Increased fees collected during the 30 day period will be refunded into your contract.

Additional purchase payments cannot be made to your contract after the periodic income commencement date. The 4LATER (Reg. TM) Guaranteed Income Benefit is reduced by withdrawals (other than regular income payments) in the same proportion that the withdrawals reduce the Account Value. You may want to discuss the impact of additional withdrawals with your financial adviser.

Impacts to i4LIFE (Reg. TM) Advantage Regular Income Payments. At the time you elect i4LIFE (Reg. TM) Advantage, you also select the Access Period. See i4LIFE (Reg. TM) Advantage - Access Period. Generally, shorter Access Periods will produce a higher initial i4LIFE (Reg. TM) Advantage regular income payment and higher Guaranteed Income Benefit payments than longer Access Periods. The minimum Access Period required with the 4LATER (Reg. TM) Guaranteed Income Benefit currently is the longer of 15 years or the difference between your current age (nearest birthday) and age 85. We reserve the right to increase this minimum prior to election of 4LATER (Reg. TM) Advantage, subject to the terms in your rider. (Note: i4LIFE (Reg. TM) Advantage may allow a shorter Access Period if a Guaranteed Income Benefit is not provided.)

If you choose to lengthen your Access Period at a later date, thereby recalculating and reducing your regular income payment, your 4LATER (Reg. TM) Guaranteed Income Benefit will also be recalculated and reduced. The 4LATER (Reg. TM) Guaranteed Income Benefit will be adjusted in proportion to the reduction in the regular income payment. If you choose to shorten your Access Period, the 4LATER (Reg. TM) Rider will terminate.

When you make your 4LATER (Reg. TM) Guaranteed Income Benefit and i4LIFE (Reg.
TM) Advantage elections, you must also choose an assumed investment return of 4% to calculate your i4LIFE (Reg. TM) Advantage regular income payments. Once you have elected 4LATER (Reg. TM), the assumed investment return rate will not change; however, we may change the required assumed investment return rate in the future for new purchasers only.

The following is an example of what happens when you extend the Access Period:

     Assume:
     i4LIFE (Reg. TM) Advantage remaining Access Period = 10 years Current i4LIFE (Reg. TM) Advantage regular income payment = $6375 Current 4LATER (Reg. TM) Guaranteed Income Benefit = $5692

     Extend Access Period 5 years:
     i4LIFE (Reg. TM) Advantage regular income payment after extension = $5355 Percentage change in i4LIFE (Reg. TM) Advantage regular income payment =
 $5355 - $6375 = 84%
     New 4LATER (Reg. TM) Guaranteed Income Benefit = $5692 x 84% = $4781


General Provisions of 4LATER (Reg. TM) Advantage

Termination. After the later of the third anniversary of the 4LATER (Reg. TM) Rider Effective Date or the most recent Reset, the 4LATER (Reg. TM) Rider may be terminated upon written notice to us. Prior to the periodic income commencement date, 4LATER (Reg. TM) will automatically terminate upon any of the following events:
 o termination of the contract to which the 4LATER (Reg. TM) Rider is attached;
 o the change of or the death of the annuitant (except if the surviving spouse assumes ownership of the contract and the role of the annuitant upon death of the contractowner); or
 o the change of contractowner (except if the surviving spouse assumes ownership of the contract and the role of annuitant upon the death of the contractowner), including the assignment of the contract.

After the periodic income commencement date, the 4LATER (Reg. TM) Rider will terminate due to any of the following events:
 o the death of the annuitant (or the later of the death of the annuitant or secondary life if a joint payout was elected); or
 o a contractowner requested decrease in the Access Period or a change to the regular income payment frequency.

A termination due to a decrease in the Access Period, a change in the regular income payment frequency, or upon written notice from the contractowner will be effective as of the valuation date on the next periodic income commencement date anniversary. Termination will be only for the 4LATER (Reg. TM) Guaranteed Income Benefit and not the i4LIFE (Reg. TM) Advantage election, unless otherwise specified.

If you terminate 4LATER (Reg. TM) prior to the periodic income commencement date, you must wait one year before you can re-elect 4LATER (Reg. TM) or purchase the Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage. If you terminate the 4LATER (Reg. TM) Rider on or after the periodic income commencement date, you cannot re-elect it. You may be able to elect the i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit, if available, after one year. The i4LIFE (Reg. TM) Advantage Guaranteed Income Benefit will be based on the Account Value at the time of the election. The election of one of these benefits, if available, will be treated as a new purchase, subject to the terms and charges in effect at the time of election.

Availability. The availability of 4LATER (Reg. TM) will depend upon your state's approval of the 4LATER (Reg. TM) Rider. Check with your registered representative regarding availability. You cannot elect 4LATER (Reg. TM) after an annuity payout option or i4LIFE (Reg. TM) Advantage has been elected, and it cannot be elected on contracts that currently have Lincoln SmartSecurity (Reg.
TM) Advantage or Lincoln Lifetime IncomeSM Advantage.

Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage and elect 4LATER (Reg. TM) will not carry their Guaranteed Amount over into the new 4LATER (Reg. TM). The 4LATER (Reg. TM) Income Base will be established based on the contractowner's contract value on the Effective Date of 4LATER (Reg. TM). Contractowners who drop Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage will have to wait one year before they can elect 4LATER (Reg. TM). See The Contracts
- Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage.


Annuity Payouts

When you apply for a contract, you may select any annuity commencement date permitted by law, which is usually on or before the annuitant's 90th birthday. However, you must elect to receive annuity payouts by the annuitant's 99th birthday. Your broker-dealer may recommend that you annuitize at an earlier age. As an alternative, contractowners with Lincoln SmartSecurity (Reg. TM) Advantage may elect to annuitize their Guaranteed Amount under the Guaranteed Amount Annuity Payout Option. Contractowners with Lincoln Lifetime IncomeSM Advantage may elect the Maximum Annual Withdrawal Amount Annuity Payout option.


The contract provides optional forms of payouts of annuities (annuity options), each of which is payable on a variable basis, a fixed basis or a combination of both as you specify. The contract provides that all or part of the contract value may be used to purchase an annuity payout option.

You may elect annuity payouts in monthly, quarterly, semiannual or annual installments. If the payouts from any subaccount would be or become less than $50, we have the right to reduce their frequency until the payouts are at least $50 each. Following are explanations of the annuity options available.


Annuity Options

The annuity options outlined below do not apply to contractowners who have elected i4LIFE (Reg. TM) Advantage, the Maximum Annual Withdrawal Amount Annuity Payout option or the Guaranteed Amount Annuity Payout option.

Life Annuity. This option offers a periodic payout during the lifetime of the annuitant and ends with the last payout before the death of the annuitant. This option offers the highest periodic payout since there is no guarantee of a minimum number of payouts or provision for a death benefit for beneficiaries. However, there is the risk under this option that the recipient would receive no payouts if the annuitant dies before the date set for the first payout; only one payout if death occurs before the second scheduled payout, and so on.

Life Annuity with Payouts Guaranteed for Designated Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and then continues throughout the lifetime of the annuitant. The designated period is selected by the contractowner.

Joint Life Annuity. This option offers a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. However, under a joint life annuity, if both annuitants die before the date set for the first payout, no payouts will be made. Only one payment would be made if both deaths occur before the second scheduled payout, and so on.

Joint Life Annuity with Guaranteed Period. This option guarantees periodic payouts during a designated period, usually 10 or 20 years, and continues during the joint lifetime of the annuitant and a designated joint annuitant. The payouts continue during the lifetime of the survivor. The designated period is selected by the contractowner.

Joint Life and Two Thirds to Survivor Annuity. This option provides a periodic payout during the joint lifetime of the annuitant and a designated joint annuitant. When one of the joint annuitants dies, the survivor receives two thirds of the periodic payout made when both were alive.

Joint Life and Two-Thirds Survivor Annuity with Guaranteed Period. This option provides a periodic payout during the joint lifetime of the annuitant and a joint annuitant. When one of the joint annuitants dies, the survivor receives two-thirds of the periodic payout made when both were alive. This option further provides that should one or both of the annuitants die during the elected guaranteed period, usually 10 or 20 years, full benefit payment will continue for the rest of the guaranteed period.

Unit Refund Life Annuity. This option offers a periodic payout during the lifetime of the annuitant with the guarantee that upon death a payout will be made of the value of the number of annuity units (see Variable Annuity Payouts) equal to the excess, if any, of:
 o the total amount applied under this option divided by the annuity unit value for the date payouts begin, minus
 o the annuity units represented by each payout to the annuitant multiplied by the number of payouts paid before death.

The value of the number of annuity units is computed on the date the death claim is approved for payment by the Home office.

Life Annuity with Cash Refund. Fixed annuity benefit payments that will be made for the lifetime of the annuitant with the guarantee that upon death, should
(a) the total dollar amount applied to purchase this option be greater than (b) the fixed annuity benefit payment multiplied by the number of annuity benefit payments paid prior to death, then a refund payment equal to the dollar amount of (a) minus (b) will be made.

Under the annuity options listed above, you may not make withdrawals. Other options, with or without withdrawal features, may be made available by us. You may pre-select an annuity payout option as a method of paying the death benefit to a beneficiary. If you do, the beneficiary cannot change this payout option. You may change or revoke in writing to our Home office, any such selection, unless such selection was made irrevocable. If you have not already chosen an annuity payout option, the beneficiary may choose any annuity payout option. At death, options are only available to the extent they are consistent with the requirements of the contract as well as Sections 72(s) and 401(a)(9) of the tax code, if applicable.

General Information

Any previously selected death benefit in effect before the annuity commencement date will no longer be available on and after the annuity commencement date. You may change the annuity commencement date, change the annuity option or change the allocation of the investment among subaccounts up to 30 days before the scheduled annuity commencement date, upon written notice to the Home office. You must give us at least 30 days notice before the date on which you want payouts to begin.

Unless you select another option, the contract automatically provides for a life annuity with annuity payouts guaranteed for 10 years (on a fixed, variable or combination fixed and variable basis, in proportion to the account allocations at the time of annuitization) except when a joint life payout is required by law. Under any option providing for guaranteed period payouts, the number of payouts which remain unpaid at the date of the annuitant's death (or surviving annuitant's death in case of joint life annuity) will be paid to you or your beneficiary as payouts become due after we are in receipt of:
 o proof, satisfactory to us, of the death;
 o written authorization for payment; and
 o all claim forms, fully completed.


Variable Annuity Payouts

Variable annuity payouts will be determined using:
 o The contract value on the annuity commencement date, less applicable premium taxes;
 o The annuity tables contained in the contract;
 o The annuity option selected; and
 o The investment performance of the fund(s) selected.

To determine the amount of payouts, we make this calculation:

1. Determine the dollar amount of the first periodic payout; then

2. Credit the contract with a fixed number of annuity units equal to the first periodic payout divided by the annuity unit value; and

3. Calculate the value of the annuity units each period thereafter.

Annuity payouts assume an investment return of 3%, 4%, 5% or 6% per year, as applied to the applicable mortality table. Some of these assumed interest rates may not be available in your state; therefore, please check with your investment representative. You may choose your assumed interest rate at the time you elect a variable annuity payout on the administrative form provided by us. The higher the assumed interest rate you choose, the higher your initial annuity payment will be. The amount of each payout after the initial payout will depend upon how the underlying fund(s) perform, relative to the assumed rate. If the actual net investment rate (annualized) exceeds the assumed rate, the payment will increase at a rate proportional to the amount of such excess. Conversely, if the actual rate is less than the assumed rate, annuity payments will decrease. The higher the assumed interest rate, the less likely future annuity payments are to increase, or the payments will increase more slowly than if a lower assumed rate was used. There is a more complete explanation of this calculation in the SAI.

Fixed Side of the Contract

Purchase payments allocated to the fixed side of the contract become part of our general account, and do not participate in the investment experience of the VAA. The general account is subject to regulation and supervision by the Indiana Department of Insurance as well as the insurance laws and regulations of the jurisdictions in which the contracts are distributed.

In reliance on certain exemptions, exclusions and rules, we have not registered interests in the general account as a security under the Securities Act of 1933 and have not registered the general account as an investment company under the 1940 Act. Accordingly, neither the general account nor any interests in it are regulated under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures which are included in this prospectus which relate to our general account and to the fixed account under the contract. These disclosures, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses. This prospectus is generally intended to serve as a disclosure document only for aspects of the contract involving the VAA, and therefore contains only selected information regarding the fixed side of the contract. Complete details regarding the fixed side of the contract are in the contract.

We guarantee an effective interest rate of not less than 1.50% per year on amounts held in a fixed account. Any amount surrendered, withdrawn from or transferred out of a fixed account prior to the expiration of the guaranteed period is subject to the interest adjustment (see Interest Adjustment and Charges and Other Deductions). The interest adjustment will NOT reduce the amount available for a surrender, withdrawal or transfer below the value it would have had if 1.50% (or the guaranteed minimum interest rate for your contract) interest had been credited to the fixed subaccount.

ANY INTEREST IN EXCESS OF 1.50% (OR THE GUARANTEED MINIMUM INTEREST RATE STATED IN YOUR CONTRACT) WILL BE DECLARED IN ADVANCE AT OUR SOLE DISCRETION. CONTRACTOWNERS BEAR THE RISK THAT NO INTEREST IN EXCESS OF THE MINIMUM INTEREST RATE WILL BE DECLARED.

Your contract may not offer a fixed account or if permitted by your contract, we may discontinue accepting purchase payments or transfers into the fixed side of the contract at any time.


Guaranteed Periods

The portion of the fixed account which accepts allocations for a guaranteed period at a guaranteed interest rate is called a fixed subaccount. There is a fixed subaccount for each particular guaranteed period.

You may allocate purchase payments to one or more fixed subaccounts with guaranteed periods of 1 to 10 years. We may add guaranteed periods or discontinue accepting purchase payments into one or more guaranteed periods at any time. The minimum amount of any purchase payment that can be allocated to a fixed subaccount is $2,000. Each purchase payment allocated to a fixed subaccount will start its own guaranteed period and will earn a guaranteed interest rate. The duration of the guaranteed period affects the guaranteed interest rate of the fixed subaccount. A fixed subaccount guarantee period ends on the date after the number of calendar years in the fixed subaccount's guaranteed period. Interest will be credited daily at a guaranteed rate that is equal to the effective annual rate determined on the first day of the fixed subaccount guaranteed period. Amounts surrendered, transferred or withdrawn from a fixed subaccount prior to the end of the guaranteed period will be subject to the interest adjustment. Each guaranteed period purchase payment will be treated separately for purposes of determining any applicable interest adjustment. Any amount withdrawn from a fixed subaccount may be subject to any applicable surrender charges, account fees and premium taxes.

We will notify the contractowner in writing at least 30 days prior to the expiration date for any guaranteed period amount. A new fixed subaccount guaranteed period of the same duration as the previous fixed subaccount guaranteed period will begin automatically at the end of the previous guaranteed period, unless we receive, prior to the end of a guaranteed period, a written election by the contractowner. The written election may request the transfer of the guaranteed period amount to a different fixed subaccount or to a variable subaccount from among those being offered by us. Transfers of any guaranteed period amount which become effective upon the date of expiration of the applicable guaranteed period are not subject to the limitation of twelve transfers per contract year or the additional fixed account transfer restrictions.


Interest Adjustment

Any surrender, withdrawal or transfer of a fixed subaccount guaranteed period amount before the end of the guaranteed period (other than dollar cost averaging, cross-reinvestment, portfolio rebalancing transfers, regular income payments under i4LIFE (Reg. TM) Advantage or withdrawals within the Maximum Annual Withdrawal Limit in Lincoln SmartSecurity (Reg. TM) Advantage) will be subject to the interest adjustment. A surrender, withdrawal or transfer effective upon the expiration date of the guaranteed period will not be subject to the interest adjustment. The interest adjustment will be applied to the amount being surrendered, withdrawn or transferred. The interest adjustment will be applied after the deduction of any applicable account fees and before any applicable transfer charges. Any transfer, withdrawal, or surrender of contract value from a fixed subaccount will be increased or decreased by an interest adjustment, unless the transfer, withdrawal or surrender is effective:

 o during the free look period (See Return Privilege).
 o on the expiration date of a guaranteed period.

 o as a result of the death of the contractowner or annuitant.
 o subsequent to the diagnosis of a terminal illness of the contractowner. Diagnosis of the terminal illness must be after the contract date and result in a life expectancy of less than one year, as determined by a qualified professional medical practitioner.
 o subsequent to the admittance of the contractowner into an accredited nursing home or equivalent health care facility. Admittance into such facility must be after the contract date and continue for 90 consecutive days prior to the surrender or withdrawal.
 o subsequent to the permanent and total disability of the contractowner if such disability begins after the contract date and prior to the 65th birthday of the contractowner.
 o upon annuitization of the contract.

These provisions may not be applicable to your contract or available in your state. Please check with your investment representative regarding the availability of these provisions.

In general, the interest adjustment reflects the relationship between the yield rate in effect at the time a purchase payment is allocated to a fixed subaccount's guaranteed period under the contract and the yield rate in effect at the time of the purchase payment's surrender, withdrawal or transfer. It also reflects the time remaining in the fixed subaccount's guaranteed period. If the yield rate at the time of the surrender, withdrawal or transfer is lower than the yield rate at the time the purchase payment was allocated, then the application of the interest adjustment will generally result in a higher payment at the time of the surrender, withdrawal or transfer. Similarly, if the yield rate at the time of surrender, withdrawal or transfer is higher than the yield rate at the time of the allocation of the purchase payment, then the application of the interest adjustment will generally result in a lower payment at the time of the surrender, withdrawal or transfer. The yield rate is published by the Federal Reserve Board.


The interest adjustment is calculated by multiplying the transaction amount by:


    (1+A)n      -1
-------------
  (1+B +K )n

     where:

   A = yield rate for a U.S. Treasury security with time to maturity equal to the subaccount's guaranteed period, determined at the beginning of the guaranteed period.

   B = yield rate for a U.S. Treasury security with time to maturity equal to the time remaining in the subaccount's guaranteed period if greater than one year, determined at the time of surrender, withdrawal or transfer. For remaining periods of one year or less, the yield rate for a one year U.S. Treasury security is used.

   K = a 0.25% adjustment (unless otherwise limited by applicable state law). This adjustment builds into the formula a factor representing direct and indirect costs to us associated with liquidating general account assets in order to satisfy surrender requests. This adjustment of 0.25% has been added to the denominator of the formula because it is anticipated that a substantial portion of applicable general account portfolio assets will be in relatively illiquid securities. Thus, in addition to direct transaction costs, if such securities must be sold (e.g., because of surrenders), the market price may be lower. Accordingly, even if interest rates decline, there will not be a positive adjustment until this factor is overcome, and then any adjustment will be lower than otherwise, to compensate for this factor. Similarly, if interest rates rise, any negative adjustment will be greater than otherwise, to compensate for this factor. If interest rates stay the same, there will be no interest adjustment.

     n = The number of years remaining in the guaranteed period (e.g., 1 year and 73 days = 1 + (73 divided by 365) = 1.2 years)

     Straight-Line interpolation is used for periods to maturity not quoted.

See the SAI for examples of the application of the interest adjustment.


Small Contract Surrenders

We may surrender your contract, in accordance with the laws of your state if:
 o your contract value drops below certain state specified minimum amounts ($1,000 or less) for any reason, including if your contract value decreases due to the performance of the subaccounts you selected;
 o no purchase payments have been received for two (2) full, consecutive contract years; and
 o the paid up annuity benefit at maturity would be less than $20.00 per month (these requirements may differ in some states).

At least 60 days before we surrender your contract, we will send you a letter at your last address we have on file, to inform you that your contract will be surrendered. You will have the opportunity to make additional purchase payments to bring your contract value above the minimum level to avoid surrender. If we surrender your contract, we will not assess any surrender charge.


Delay of Payments

Contract proceeds from the VAA will be paid within seven days, except:
 o when the NYSE is closed (other than weekends and holidays);

 o times when market trading is restricted or the SEC declares an emergency, and we cannot value units or the funds cannot redeem shares; or
 o when the SEC so orders to protect contractowners.

Payment of contract proceeds from the fixed account may be delayed for up to six months.

Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a purchase payment and/or deny payment of a request for transfers, withdrawals, surrenders, or death benefits, until instructions are received from the appropriate regulator. We also may be required to provide additional information about a contractowner's account to government regulators.


Reinvestment Privilege

You may elect to make a reinvestment purchase with any part of the proceeds of a surrender/withdrawal.

This election must be made by your written authorization to us on an approved Lincoln reinvestment form and received in our Home office within 30 days of the date of the surrender/withdrawal, and the repurchase must be of a contract covered by this prospectus. In the case of a qualified retirement plan, a representation must be made that the proceeds being used to make the purchase have retained their tax-favored status under an arrangement for which the contracts offered by this prospectus are designed. The number of accumulation units which will be credited when the proceeds are reinvested will be based on the value of the accumulation unit(s) on the next valuation date. This computation will occur following receipt of the proceeds and request for reinvestment at the Home office. You may utilize the reinvestment privilege only once. For tax reporting purposes, we will treat a surrender/withdrawal and a subsequent reinvestment purchase as separate transactions (and a Form 1099 may be issued, if applicable). You should consult a tax adviser before you request a surrender/withdrawal or subsequent reinvestment purchase.


Amendment of Contract

We reserve the right to amend the contract to meet the requirements of the 1940 Act or other applicable federal or state laws or regulations. You will be notified in writing of any changes, modifications or waivers. Any changes are subject to prior approval of your state's insurance department (if required).



Distribution of the Contracts
Lincoln Financial Distributors, Inc. ("LFD") serves as Principal Underwriter of this contract. LFD is affiliated with Lincoln Life and is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934 and is a member of FINRA. The Principal Underwriter has entered into selling agreements with Lincoln Financial Advisors Corporation ("LFA"), also an affiliate of ours. The Principal Underwriter has also entered into selling agreements with broker-dealers that are unaffiliated with us ("Selling Firms"). While the Principal Underwriter has the legal authority to make payments to broker-dealers which have entered into selling agreements, we will make such payments on behalf of the Principal Underwriter in compliance with appropriate regulations. We also pay on behalf of LFD certain of its operating expenses related to the distribution of this and other of our contracts. The following paragraphs describe how payments are made by us and the Principal Underwriter to various parties.

Compensation Paid to LFA. The maximum commission the Principal Underwriter pays to LFA is 6.00% of purchase payments, plus up to 0.35% quarterly based on contract value. LFA may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to LFA is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves.

Lincoln Life also pays for the operating and other expenses of LFA, including the following sales expenses: sales representative training allowances; compensation and bonuses for LFA's management team; advertising expenses; and all other expenses of distributing the contracts. LFA pays its sales representatives a portion of the commissions received for their sales of contracts. LFA sales representatives and their managers are also eligible for various cash benefits, such as bonuses, insurance benefits and financing arrangements, and non-cash compensation items that we may provide jointly with LFA. Non-cash compensation items may include conferences, seminars, trips, entertainment, merchandise and other similar items. In addition, LFA sales representatives who meet certain productivity, persistency and length of service standards and/or their managers may be eligible for additional compensation. Sales of the contracts may help LFA sales representatives and/or their managers qualify for such benefits. LFA sales representatives and their managers may receive other payments from us for services that do not directly involve the sale of the contracts, including payments made for the recruitment and training of personnel, production of promotional literature and similar services.

Compensation Paid to Unaffiliated Selling Firms. The Principal Underwriter pays commissions to all Selling Firms. The maximum commission the Principal Underwriter pays to Selling Firms, other than LFA, is 6.00% of purchase payments , plus up to 0.35% quarterly based on contract value. Some Selling Firms may elect to receive a lower commission when a purchase payment is made along with an earlier quarterly payment based on contract value for so long as the contract remains in effect. Upon annuitization, the maximum commission the Principal Underwriter pays to Selling Firms is 6.00% of annuitized value and/or ongoing annual compensation of up to 1.25% of annuity value or statutory reserves. LFD also acts as wholesaler of the contracts and performs certain marketing and other functions in support of the distribution and servicing of the contracts.

LFD may pay certain Selling Firms or their affiliates additional amounts for, among other things: (1) "preferred product" treatment of the contracts in their marketing programs, which may include marketing services and increased access to sales representatives; (2) sales promotions relating to the contracts; (3) costs associated with sales conferences and educational seminars for their sales representatives; (4) other sales expenses incurred by them; and (5) inclusion in the financial products the Selling Firm offers.

Lincoln Life may provide loans to broker-dealers or their affiliates to help finance marketing and distribution of the contracts, and those loans may be forgiven if aggregate sales goals are met. In addition, we may provide staffing or other administrative support and services to broker-dealers who distribute the contracts. LFD, as wholesaler, may make bonus payments to certain Selling Firms based on aggregate sales of our variable insurance contracts (including the contracts) or persistency standards. These additional payments are not offered to all Selling Firms, and the terms of any particular agreement governing the payments may vary among Selling Firms.

These additional types of compensation are not offered to all Selling Firms. The terms of any particular agreement governing compensation may vary among Selling Firms and the amounts may be significant. The prospect of receiving, or the receipt of, additional compensation may provide Selling Firms and/or their registered representatives with an incentive to favor sales of the contracts over other variable annuity contracts (or other investments) with respect to which a Selling Firm does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payment arrangements into account when considering and evaluating any recommendation relating to the contracts. Additional information relating to compensation paid in 2008 is contained in the SAI.

Compensation Paid to Other Parties. Depending on the particular selling arrangements, there may be others whom LFD compensates for the distribution activities. For example, LFD may compensate certain "wholesalers", who control access to certain selling offices, for access to those offices or for referrals, and that compensation may be separate from the compensation paid for sales of the contracts. LFD may compensate marketing organizations, associations, brokers or consultants which provide marketing assistance and other services to broker-dealers who distribute the contracts, and which may be affiliated with those broker-dealers. A marketing expense allowance is paid to American Funds Distributors (AFD) in consideration of the marketing assistance AFD provides to LFD. This allowance, which ranges from 0.10% to 0.16% is based on the amount of purchase payments initially allocated to the American Funds Insurance Series underlying the variable annuity. Commissions and other incentives or payments described above are not charged directly to contract owners or the Separate Account. All compensation is paid from our resources, which include fees and charges imposed on your contract.


Contractowner Questions

The obligations to purchasers under the contracts are those of Lincoln Life. Contracts, endorsements and riders may vary as required by state law. This prospectus provides a general description of the contract. Questions about your contract should be directed to us at 1-888-868-2583.



Federal Tax Matters

Introduction
The Federal income tax treatment of the contract is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not include all the Federal income tax rules that may affect you and your contract. This discussion also does not address other Federal tax consequences (including consequences of sales to foreign individuals or entities), or state or local tax consequences, associated with the contract. As a result, you should always consult a tax adviser about the application of tax rules to your individual situation.


Nonqualified Annuities

This part of the discussion describes some of the Federal income tax rules applicable to nonqualified annuities. A nonqualified annuity is a contract not issued in connection with a qualified retirement plan, such as an IRA or a section 403(b) plan, receiving special tax treatment under the tax code. We may not offer nonqualified annuities for all of our annuity products.

Tax Deferral On Earnings

The Federal income tax law generally does not tax any increase in your contract value until you receive a contract distribution. However, for this general rule to apply, certain requirements must be satisfied:
 o An individual must own the contract (or the tax law must treat the contract as owned by an individual).
 o The investments of the VAA must be "adequately diversified" in accordance with IRS regulations.

 o Your right to choose particular investments for a contract must be limited.
 o The annuity commencement date must not occur near the end of the annuitant's life expectancy.

Contracts Not Owned By An Individual

If a contract is owned by an entity (rather than an individual) the tax code generally does not treat it as an annuity contract for Federal income tax purposes. This means that the entity owning the contract pays tax currently on the excess of the contract value over the purchase payments for the contract. Examples of contracts where the owner pays current tax on the contract's earnings, bonus credits and persistency credits, if applicable, are contracts issued to a corporation or a trust. Some exceptions to the rule are:
 o Contracts in which the named owner is a trust or other entity that holds the contract as an agent for an individual; however, this exception does not apply in the case of any employer that owns a contract to provide deferred compensation for its employees;
 o Immediate annuity contracts, purchased with a single premium, when the annuity starting date is no later than a year from purchase and substantially equal periodic payments are made, not less frequently than annually, during the annuity payout period;
 o Contracts acquired by an estate of a decedent;
 o Certain qualified contracts;
 o Contracts purchased by employers upon the termination of certain qualified plans; and
 o Certain contracts used in connection with structured settlement agreements.

Investments In The VAA Must Be Diversified

For a contract to be treated as an annuity for Federal income tax purposes, the investments of the VAA must be "adequately diversified." IRS regulations define standards for determining whether the investments of the VAA are adequately diversified. If the VAA fails to comply with these diversification standards, you could be required to pay tax currently on the excess of the contract value over the contract purchase payments. Although we do not control the investments of the underlying investment options, we expect that the underlying investment options will comply with the IRS regulations so that the VAA will be considered "adequately diversified."

Restrictions

Federal income tax law limits your right to choose particular investments for the contract. Because the IRS has not issued guidance specifying those limits, the limits are uncertain and your right to allocate contract values among the subaccounts may exceed those limits. If so, you would be treated as the owner of the assets of the VAA and thus subject to current taxation on the income, bonus credits, persistency credits and gains, if applicable, from those assets. We do not know what limits may be set by the IRS in any guidance that it may issue and whether any such limits will apply to existing contracts. We reserve the right to modify the contract without your consent to try to prevent the tax law from considering you as the owner of the assets of the VAA.

Loss Of Interest Deduction

After June 8, 1997, if a contract is issued to a taxpayer that is not an individual, or if a contract is held for the benefit of an entity, the entity will lose a portion of its deduction for otherwise deductible interest expenses.

Age At Which Annuity Payouts Begin

Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's purchase payments, bonus credits, persistency credits and earnings. If annuity payouts under the contract begin or are scheduled to begin on a date past the annuitant's 85th birthday, it is possible that the tax law will not treat the contract as an annuity for Federal income tax purposes. In that event, you would be currently taxed on the excess of the contract value over the purchase payments of the contract.

Tax Treatment Of Payments

We make no guarantees regarding the tax treatment of any contract or of any transaction involving a contract. However, the rest of this discussion assumes that your contract will be treated as an annuity for Federal income tax purposes and that the tax law will not tax any increase in your contract value until there is a distribution from your contract.

Taxation Of Withdrawals And Surrenders

You will pay tax on withdrawals to the extent your contract value exceeds your purchase payments in the contract. This income (and all other income from your contract) is considered ordinary income (and does not receive capital gains treatment and is not qualified dividend income). A higher rate of tax is paid on ordinary income than on capital gains. You will pay tax on a surrender to the extent the amount you receive exceeds your purchase payments. In certain circumstances, your purchase payments are reduced by amounts received from your contract that were not included in income. Surrender and reinstatement of your contract will generally be taxed as a withdrawal. If your contract has Lincoln SmartSecurity (Reg. TM) Advantage or Lincoln Lifetime IncomeSM Advantage, and if your Guaranteed Amount immediately before a withdrawal exceeds your contract value, the tax law could require that an additional amount be included in income. Please consult your tax adviser.

Taxation Of Regular Income Payments

The tax code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your purchase payments in the contract. We will notify you annually of the taxable amount of your annuity payout. Once you have recovered the total amount of the purchase payment in the contract, you will pay tax on the full amount of your annuity payouts. If annuity payouts end because of the annuitant's death and before the total amount in the contract has been distributed, the amount not received will generally be deductible. If withdrawals, other than regular income payments, are taken from i4LIFE (Reg. TM) Advantage during the access period, they are taxed subject to an exclusion ratio that is determined based on the amount of the payment.

Taxation Of Death Benefits

We may distribute amounts from your contract because of the death of a contractowner or an annuitant. The tax treatment of these amounts depends on whether you or the annuitant dies before or after the annuity commencement date.

Death prior to the annuity commencement date:
 o If the beneficiary receives death benefits under an annuity payout option, they are taxed in the same manner as annuity payouts.
 o If the beneficiary does not receive death benefits under an annuity payout option, they are taxed in the same manner as a withdrawal.

Death after the annuity commencement date:
 o If death benefits are received in accordance with the existing annuity payout option, they are excludible from income if they do not exceed the purchase payments not yet distributed from the contract. All annuity payouts in excess of the purchase payments not previously received are includible in income.
 o If death benefits are received in a lump sum, the tax law imposes tax on the amount of death benefits which exceeds the amount of purchase payments not previously received.

Penalty Taxes Payable On Withdrawals, Surrenders, Or Annuity Payouts

The tax code may impose a 10% penalty tax on any distribution from your contract which you must include in your gross income. The 10% penalty tax does not apply if one of several exceptions exists. These exceptions include withdrawals, surrenders, or annuity payouts that:
 o you receive on or after you reach 591/2,
 o you receive because you became disabled (as defined in the tax law),
 o you receive from an immediate annuity,
 o a beneficiary receives on or after your death, or
 o you receive as a series of substantially equal periodic payments based on your life or life expectancy (non-natural owners holding as agent for an individual do not qualify).

Special Rules If You Own More Than One Annuity Contract

In certain circumstances, you must combine some or all of the nonqualified annuity contracts you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example, if you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the tax code treats all such contracts as one contract. Treating two or more contracts as one contract could affect the amount of a surrender, a withdrawal or an annuity payout that you must include in income and the amount that might be subject to the penalty tax described previously.

Loans and Assignments

Except for certain qualified contracts, the tax code treats any amount received as a loan under your contract, and any assignment or pledge (or agreement to assign or pledge) of any portion of your contract value, as a withdrawal of such amount or portion.

Gifting A Contract

If you transfer ownership of your contract, other than to your spouse (or to your former spouse incident to divorce), and receive a payment less than your contract's value, you will pay tax on your contract value to the extent it exceeds your purchase payments not previously received. The new owner's purchase payments in the contract would then be increased to reflect the amount included in income.

Charges for Additional Benefits

Your contract automatically includes a basic death benefit and may include other optional riders. Certain enhancements to the basic death benefit may also be available to you. The cost of the basic death benefit and any additional benefit are deducted from your contract. It is possible that the tax law may treat all or a portion of the death benefit charge and charges for other optional riders, if any, as a contract withdrawal.

Qualified Retirement Plans

We also designed the contracts for use in connection with certain types of retirement plans that receive favorable treatment under the tax code. Contracts issued to or in connection with a qualified retirement plan are called "qualified contracts." We issue contracts for use with various types of qualified plans. The Federal income tax rules applicable to those plans are complex and varied. As a result, this prospectus does not attempt to provide more than general information about the use of the contract with the various types of qualified plans. Persons planning to use the contract in connection with a qualified plan should obtain advice from a competent tax adviser.

Types of Qualified Contracts and Terms of Contracts

Qualified plans include the following:
 o Individual Retirement Accounts and Annuities ("Traditional IRAs")
 o Roth IRAs
 o Traditional IRA that is part of a Simplified Employee Pension Plan ("SEP")
 o SIMPLE 401(k) plans (Savings Incentive Matched Plan for Employees)
 o 401(a) plans (qualified corporate employee pension and profit-sharing plans)
 o 403(a) plans (qualified annuity plans)
 o 403(b) plans (public school system and tax-exempt organization annuity plans)
 o H.R. 10 or Keogh Plans (self-employed individual plans)
 o 457(b) plans (deferred compensation plans for state and local governments and tax-exempt organizations)
 o Roth 403(b) plans

We do not offer certain types of qualified plans for all of our annuity products. Check with your representative concerning qualified plan availability for this product.

We will amend contracts to be used with a qualified plan as generally necessary to conform to the tax law requirements for the type of plan. However, the rights of a person to any qualified plan benefits may be subject to the plan's terms and conditions, regardless of the contract's terms and conditions. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the contract, unless we consent.

Pursuant to new tax regulations, starting September 24, 2007, the contract is not available for purchase under a 403(b) plan and since July 31, 2008, we do not accept additional premiums or transfers to existing 403(b) contracts. Also, we now are generally required to confirm, with your 403(b) plan sponsor or otherwise, that surrenders, loans or transfers you request comply with applicable tax requirements and to decline requests that are not in compliance. We will defer processing payments you request until all information required under the tax law has been received. By requesting a surrender, loan or transfer, you consent to the sharing of confidential information about you, your contract, and transactions under the contract and any other 403(b) contracts or accounts you have under the 403(b) plan among us, your employer or plan sponsor, any plan administrator or recordkeeper, and other product providers.

Tax Treatment of Qualified Contracts

The Federal income tax rules applicable to qualified plans and qualified contracts vary with the type of plan and contract. For example:
 o Federal tax rules limit the amount of purchase payments that can be made, and the tax deduction or exclusion that may be allowed for the purchase payments. These limits vary depending on the type of qualified plan and the plan participant's specific circumstances, e.g., the participant's compensation.
 o Minimum annual distributions are required under most qualified plans once you reach a certain age, typically age 701/2, as described below.
 o Loans are allowed under certain types of qualified plans, but Federal income tax rules prohibit loans under other types of qualified plans. For example, Federal income tax rules permit loans under some section 403(b) plans, but prohibit loans under Traditional and Roth IRAs. If allowed, loans are subject to a variety of limitations, including restrictions as to the loan amount, the loan's duration, the rate of interest, and the manner of repayment. Your contract or plan may not permit loans.

Tax Treatment of Payments

The Federal income tax rules generally include distributions from a qualified contract in the participant's income as ordinary income. These taxable distributions will include purchase payments that were deductible or excludible from income. Thus, under many qualified contracts, the total amount received is included in income since a deduction or exclusion from income was taken for purchase payments. There are exceptions. For example, you do not include amounts received from a Roth IRA in income if certain conditions are satisfied.


Required Minimum Distributions

Under most qualified plans, you must begin receiving payments from the contract in certain minimum amounts by the later of age 701/2 or retirement. You are required to take distributions from your traditional IRAs beginning in the year you reach age 701/2. If you own a Roth IRA, you are not required to receive minimum distributions from your Roth IRA during your life.

Failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

The IRS has issued new regulations concerning required minimum distributions. The regulations may impact the distribution method you have chosen and the amount of your distributions. Under new regulations, the presence of an enhanced death benefit, or other benefit which could provide additional value to your contract, may require you to take additional distributions. An enhanced death benefit is any death benefit that has the potential to pay more than the contract value or a return of purchase payments. Annuity contracts inside Custodial or Trusteed IRAs will also be subject to these regulations. Please contact your tax adviser regarding any tax ramifications.

Congress enacted The Worker, Retiree, and Employer recovery Act of 2008 (the
Act) in December, 2008. The Act includes a number of relief provisions, including the suspension of the RMD requirement for IRAs and certain qualified plans in 2009. You should consult your tax advisor to determine whether the RMD relief applies to your annuity contract. If your RMD is currently paid automatically each year, Lincoln will not make any changes to your payments for 2009 unless you specifically request that a change be made.

Federal Penalty Taxes Payable on Distributions

The tax code may impose a 10% penalty tax on a distribution from a qualified contract that must be included in income. The tax code does not impose the penalty tax if one of several exceptions applies. The exceptions vary depending on the type of qualified contract you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:
 o received on or after the annuitant reaches 591/2,
 o received on or after the annuitant's death or because of the annuitant's disability (as defined in the tax law),
 o received as a series of substantially equal periodic payments based on the annuitant's life (or life expectancy), or
 o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

Transfers and Direct Rollovers

As a result of Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), you may be able to move funds between different types of qualified plans, such as 403(b) and 457(b) governmental plans, by means of a rollover or transfer. You may be able to rollover or transfer amounts between qualified plans and traditional IRAs. These rules do not apply to Roth IRAs and 457(b) non-governmental tax-exempt plans. The Pension Plan Act permits direct conversions from certain qualified, 403(b) or 457(b) plans to Roth IRAs (effective for distributions after 2007). There are special rules that apply to rollovers, direct rollovers and transfers (including rollovers or transfers of after-tax amounts). If the applicable rules are not followed, you may incur adverse Federal income tax consequences, including paying taxes which you might not otherwise have had to pay. Before we send a rollover distribution, we will provide a notice explaining tax withholding requirements (see Federal Income Tax Withholding). We are not required to send you such notice for your IRA. You should always consult your tax adviser before you move or attempt to move any funds.

Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the death benefit from being provided under the contract when we issue the contract as a Traditional or Roth IRA. However, the law is unclear and it is possible that the presence of the death benefit under a contract issued as a Traditional or Roth IRA could result in increased taxes to you. Certain death benefit options may not be available for all of our products.


Federal Income Tax Withholding

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a contract unless you notify us prior to the distribution that tax is not to be withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time a withdrawal, surrender, or annuity payout is requested, we will give you an explanation of the withholding requirements.

Certain payments from your contract may be considered eligible rollover distributions (even if such payments are not being rolled over). Such distributions may be subject to special tax withholding requirements. The Federal income tax withholding rules require that we withhold 20% of the eligible rollover distribution from the payment amount, unless you elect to have the amount directly transferred to certain qualified plans or contracts. The IRS requires that tax be withheld, even if you have requested otherwise. Such tax withholding requirements are generally applicable to 401(a), 403(a) or
(b), HR 10, and 457(b) governmental plans and contracts used in connection with these types of plans.

Our Tax Status

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of the VAA. We do not expect that we will incur any Federal income tax liability on the income and gains earned by the VAA. However, the Company does expect, to the extent permitted under Federal tax law, to claim the benefit of the foreign tax credit as the owner of the assets of the VAA. Therefore, we do not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by the VAA, we may impose a charge against the VAA to pay the taxes.


Changes in the Law

The above discussion is based on the tax code, IRS regulations, and interpretations existing on the date of this prospectus. However, Congress, the IRS, and the courts may modify these authorities, sometimes retroactively.



Additional Information

Voting Rights
As required by law, we will vote the fund shares held in the VAA at meetings of the shareholders of the funds. The voting will be done according to the instructions of contractowners who have interests in any subaccounts which invest in classes of the funds. If the 1940 Act or any regulation under it should be amended or if present interpretations should change, and if as a result we determine that we are permitted to vote the fund shares in our own right, we may elect to do so.

The number of votes which you have the right to cast will be determined by applying your percentage interest in a subaccount to the total number of votes attributable to the subaccount. In determining the number of votes, fractional shares will be recognized.

Each underlying fund is subject to the laws of the state in which it is organized concerning, among other things, the matters which are subject to a shareholder vote, the number of shares which must be present in person or by proxy at a meeting of shareholders (a "quorum"), and the percentage of such shares present in person or by proxy which must vote in favor of matters presented. Because shares of the underlying fund held in the VAA are owned by us, and because under the 1940 Act we will vote all such shares in the same proportion as the voting instruction which we receive, it is important that each contractowner provide their voting instructions to us. Even though contractowners may choose not to provide voting instruction, the shares of a fund to which such contractowners would have been entitled to provide voting instruction will, subject to fair representation requirements, be voted by us in the same proportion as the voting instruction which we actually receive. As a result, the instruction of a small number of contractowners could determine the outcome of matters subject to shareholder vote. All shares voted by us will be counted when the underlying fund determines whether any requirement for a minimum number of shares be present at such a meeting to satisfy a quorum requirement has been met. Voting instructions to abstain on any item to be voted on will be applied on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a shareholders meeting is called, we will provide or make available to each person having a voting interest in a subaccount proxy voting material, reports and other materials relating to the funds. Since the funds engage in shared funding, other persons or entities besides Lincoln Life may vote fund shares. See Investments of the Variable Annuity Account - Fund Shares.


Return Privilege

Within the free-look period after you receive the contract, you may cancel it for any reason by delivering or mailing it postage prepaid, to the Home office at PO Box 7866, 1300 South Clinton Street, Fort Wayne, IN 46802-7866. A contract canceled under this provision will be void. Except as explained in the following paragraph, we will return the contract value as of the valuation date on which we receive the cancellation request, plus any premium taxes which had been deducted. No surrender charges or interest adjustment will apply. A purchaser who participates in the VAA is subject to the risk of a market loss on the contract value during the free-look period.

For contracts written in those states whose laws require that we assume this market risk during the free-look period, a contract may be canceled, subject to the conditions explained before, except that we will return the greater of the purchase payment(s) or contract value as of the valuation date we receive the cancellation request, plus any premium taxes that had been deducted. IRA purchasers will also receive the greater of purchase payments or contract value as of the valuation date.


State Regulation

As a life insurance company organized and operated under Indiana law, we are subject to provisions governing life insurers and to regulation by the Indiana Commissioner of Insurance. Our books and accounts are subject to review and examination by the Indiana Department of Insurance at all times. A full examination of our operations is conducted by that Department at least every five years.

Records and Reports

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to the VAA. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. We will mail to you, at your last known address of record at the Home office, at least semi-annually after the first contract year, reports containing information required by that Act or any other applicable law or regulation.


Other Information

A Registration Statement has been filed with the SEC, under the Securities Act of 1933 as amended, for the contracts being offered here. This prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about the VAA, Lincoln Life and the contracts offered. Statements in this prospectus about the content of contracts and other legal instruments are summaries. For the complete text of those contracts and instruments, please refer to those documents as filed with the SEC.

You may elect to receive your prospectus, prospectus supplements, quarterly statements, and annual and semiannual reports electronically over the Internet, if you have an e-mail account and access to an Internet browser. Once you select eDelivery, via the Internet Service Center, all documents available in electronic format will no longer be sent to you in hard copy. You will receive an e-mail notification when the documents become available online. It is your responsibility to provide us with your current e-mail address. You can resume paper mailings at any time without cost, by updating your profile at the Internet Service Center, or contacting us. To learn more about this service, please log on to www.LincolnFinancial.com, select service centers and continue on through the Internet Service Center.


Legal Proceedings

In the ordinary course of its business, Lincoln Life, the VAA, and the principal underwriter may become or are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting the consolidated financial position of Lincoln Life, the financial position of the VAA, or the principal underwriter.

Contents of the Statement of Additional Information (SAI) for Lincoln Life Variable Annuity Account N


Item
Special Terms
Services
Principal Underwriter
Purchase of Securities Being Offered
Interest Adjustment Example
Annuity Payouts
Examples of Regular Income Payment
Calculations
Determination of Accumulation and Annuity Unit
Value
Capital Markets
Advertising & Ratings
Additional Services
Other Information
Financial Statements

For a free copy of the SAI complete the form below:











                Statement of Additional Information Request Card
                    Lincoln ChoicePlus AssuranceSM (L Share)
                    Lincoln Life Variable Annuity Account N










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Mail to The Lincoln National Life Insurance Company, PO Box 7866, Fort Wayne, Indiana 46801.

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Appendix A - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and accumulation units for contracts purchased before June 5, 2005 for funds in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
AIM V.I. Capital Appreciation
2006  .      11.447     11.250           1*       11.556    11.372         33        11.609    11.432           5
2007  .       N/A         N/A         N/A         11.372    12.492         32        11.432    12.571           5
2008  .       N/A         N/A         N/A          N/A        N/A        N/A         12.571     7.098           3
---------    ------     ------        ----        ------    ------       ----        ------    ------           -
AIM V.I. Core Equity
2006  .       N/A         N/A         N/A         10.700    11.530         16        10.750    11.591           3
2007  .       N/A         N/A         N/A         11.530    12.228         16        11.591    12.306           3
2008  .       N/A         N/A         N/A         12.228     8.377          1*       12.306     8.438           1*
---------    ------     ------        ----        ------    ------       ----        ------    ------           -
AIM V.I. International Growth Fund
2003  .       N/A         N/A         N/A          8.775    11.094      2,180         8.785    11.117       4,266
2004  .       N/A         N/A         N/A         11.094    13.493         18        11.117    13.535           9
2005  .       N/A         N/A         N/A         13.493    15.614         15        13.535    15.678           8
2006  .       N/A         N/A         N/A         15.614    19.630         17        15.678    19.731           9
2007  .       N/A         N/A         N/A         19.630    22.088         14        19.731    22.223          10
2008  .       N/A         N/A         N/A         22.088    12.910          2        22.223    13.002           4
---------    ------     ------        ----        ------    ------      -----        ------    ------       -----
AllianceBernstein VPS Global Technology
2003  .       N/A         N/A         N/A          7.365    10.412      5,100         2.753     3.896      17,952
2004  .       N/A         N/A         N/A         10.412    10.758         19         3.896     4.029         127
2005  .      10.709     10.891           1        10.758    10.962         31         4.029     4.110         203
2006  .      10.891     11.582           2        10.962    11.680         34         4.110     4.384         180
2007  .      11.582     13.625           1        11.680    13.768         46         4.384     5.173         154
2008  .      13.625      7.023           1        13.768     7.111         41         5.173     2.674         131
---------    ------     ------        ----        ------    ------      -----        ------    ------      ------
AllianceBernstein VPS Growth and Income
2003  .       8.628     11.191       1,810         8.651    11.243     66,847         7.884    10.256     120,257
2004  .      11.191     12.212          31        11.243    12.294        469        10.256    11.226         793
2005  .      12.212     12.533          58        12.294    12.642        755        11.226    11.556       1,263
2006  .      12.533     14.386          59        12.642    14.540        687        11.556    13.304       1,116
2007  .      14.386     14.802          53        14.540    14.990        617        13.304    13.729         968
2008  .      14.802      8.613          33        14.990     8.740        478        13.729     8.013         778
---------    ------     ------       -----        ------    ------     ------        ------    ------     -------
AllianceBernstein VPS International Value
2006  .      10.559     11.825           9         9.574    11.839         84         9.891    11.846          77
2007  .      11.825     12.248          11        11.839    12.287        219        11.846    12.309          99
2008  .      12.248      5.614           8        12.287     5.643        102        12.309     5.659          80
---------    ------     ------       -----        ------    ------     ------        ------    ------     -------
AllianceBernstein VPS Large Cap Growth
2003  .       8.106      9.813         225         8.128     9.858      1,324         4.250     5.160      20,992
2004  .       9.813     10.431           6         9.858    10.500         27         5.160     5.502         109
2005  .      10.431     11.754          11        10.500    11.856         82         5.502     6.218         226
2006  .      11.754     11.459          11        11.856    11.581         72         6.218     6.080         181
2007  .      11.459     12.775           9        11.581    12.936         67         6.080     6.798         151
2008  .      12.775      7.543           8        12.936     7.654         52         6.798     4.026         123
---------    ------     ------       -----        ------    ------     ------        ------    ------     -------
AllianceBernstein VPS Small/Mid Cap Value
2003  .       N/A         N/A         N/A         10.930    15.140     10,313        10.943    15.174      21,026
2004  .      15.072     17.609           6        15.140    17.724         90        15.174    17.781         110
2005  .      17.609     18.423          11        17.724    18.581        155        17.781    18.660         180
2006  .      18.423     20.644          11        18.581    20.862        152        18.660    20.971         163
2007  .      20.644     20.564          11        20.862    20.824        135        20.971    20.954         174
2008  .      20.564     12.964          10        20.824    13.154        158        20.954    13.250         143
---------    ------     ------       -----        ------    ------     ------        ------    ------     -------

                       with EEB                          with EGMDB                          with GOP
          ---------------------------------- ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit                  Accumulation unit
                 value                              value                              value
          --------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- ------------- ----------- -------- -------------
             (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
American Century Investments VP Inflation Protection Fund
2004  .      10.042    10.389           9        9.991    10.401         165       10.000    10.407         285
2005  .      10.389    10.352          39       10.401    10.385         741       10.407    10.402       1,011
2006  .      10.352    10.317          37       10.385    10.371         712       10.402    10.398         939
2007  .      10.317    11.085          34       10.371    11.165         643       10.398    11.206         867
2008  .      11.085    10.702          24       11.165    10.802         659       11.206    10.851         874
---------    ------    ------          --       ------    ------         ---       ------    ------       -----
American Funds Global Growth Fund
2004  .      10.292    11.249          24       10.000    11.263         148       10.000    11.269         195
2005  .      11.249    12.591         126       11.263    12.631         356       11.269    12.652         505
2006  .      12.591    14.878         132       12.631    14.955         397       12.652    14.994         559
2007  .      14.878    16.765         129       14.955    16.886         426       14.994    16.947         573
2008  .      16.765    10.135         117       16.886    10.228         321       16.947    10.275         495
---------    ------    ------         ---       ------    ------         ---       ------    ------       -----
American Funds Global Small Capitalization Fund
2003  .       N/A        N/A        N/A          9.953    15.024      10,167        5.667     8.562      32,628
2004  .      14.955    17.738          15       15.024    17.855         195        8.562    10.186         504
2005  .      17.738    21.817          35       17.855    22.004         393       10.186    12.566         910
2006  .      21.817    26.555          37       22.004    26.837         417       12.566    15.341         886
2007  .      26.555    31.638          24       26.837    32.039         381       15.341    18.333         849
2008  .      31.638    14.428          18       32.039    14.640         320       18.333     8.385         563
---------    ------    ------       -----       ------    ------      ------       ------    ------      ------
American Funds Growth Fund
2003  .       9.124    12.247      14,348        9.147    12.303     184,324        5.322     7.165     620,330
2004  .      12.247    13.518         144       12.303    13.608       1,988        7.165     7.933       4,791
2005  .      13.518    15.412         438       13.608    15.544       3,418        7.933     9.071       7,812
2006  .      15.412    16.667         458       15.544    16.844       3,356        9.071     9.839       7,466
2007  .      16.667    18.372         447       16.844    18.605       2,980        9.839    10.878       6,704
2008  .      18.372    10.100         393       18.605    10.248       2,519       10.878     5.998       5,572
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
American Funds Growth-Income Fund
2003  .       9.060    11.773      15,134        9.083    11.826     237,050        8.459    11.024     486,691
2004  .      11.773    12.749         174       11.826    12.833       2,408       11.024    11.975       4,130
2005  .      12.749    13.239         515       12.833    13.352       3,931       11.975    12.472       6,424
2006  .      13.239    14.965         535       13.352    15.123       3,848       12.472    14.140       6,348
2007  .      14.965    15.424         512       15.123    15.618       3,480       14.140    14.617       5,882
2008  .      15.424     9.405         444       15.618     9.543       2,999       14.617     8.940       4,502
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
American Funds International Fund
2003  .       9.054    11.979         327        9.076    12.033      54,683        5.196     6.896     263,105
2004  .      11.979    14.025          48       12.033    14.116         631        6.896     8.098       1,746
2005  .      14.025    16.720         134       14.116    16.863       1,240        8.098     9.683       2,934
2006  .      16.720    19.519         137       16.863    19.725       1,241        9.683    11.338       2,903
2007  .      19.519    22.986         134       19.725    23.275       1,178       11.338    13.392       2,702
2008  .      22.986    13.053         108       23.275    13.243         901       13.392     7.628       2,086
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
Delaware VIP Capital Reserves
2005  .       9.948     9.906           4        9.852     9.919           1        9.995     9.924          31
2006  .       9.906    10.141           4        9.919    10.173           5        9.924    10.190          14
2007  .      10.141    10.371           4       10.173    10.425          76       10.190    10.452          15
2008  .      10.371    10.110           3       10.425    10.183          98       10.452    10.220         202
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
Delaware VIP Diversified Income Series
2004  .      10.080    10.855          24       10.011    10.868         247       10.000    10.875         353
2005  .      10.855    10.588          55       10.868    10.622         843       10.875    10.639         962
2006  .      10.588    11.175          54       10.622    11.233         902       10.639    11.263       1,014
2007  .      11.175    11.778          50       11.233    11.863         917       11.263    11.906       1,179
2008  .      11.778    10.990          42       11.863    11.092       1,009       11.906    11.143       1,101
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------
Delaware VIP Emerging Markets Series(4)
2004  .      19.318    25.668           9       10.137    13.560          54       14.430    19.378          37
2005  .      25.668    32.013          39       13.560    16.946         190       19.378    24.241         160
2006  .      32.013    39.833          45       16.946    21.127         275       24.241    30.253         174
2007  .      39.833    54.134          44       21.127    28.769         257       30.253    41.238         175
2008  .      54.134    25.662          40       28.769    13.666         178       41.238    19.608         141
---------    ------    ------      ------       ------    ------     -------       ------    ------     -------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Delaware VIP High Yield Series
2003  .      10.277     12.969       2,933        10.301    13.025      51,005        8.435    10.676     100,446
2004  .      12.969     14.509          27        13.025    14.602         297       10.676    11.980         715
2005  .      14.509     14.712          54        14.602    14.835         504       11.980    12.184       1,087
2006  .      14.712     16.196          41        14.835    16.364         504       12.184    13.453         952
2007  .      16.196     16.296          35        16.364    16.498         465       13.453    13.576         859
2008  .      16.296     12.083          24        16.498    12.257         371       13.576    10.097         653
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
Delaware VIP REIT Series
2003  .      10.956     14.376       7,064        10.983    14.440      36,700       11.729    15.436      36,678
2004  .      14.376     18.490          26        14.440    18.611         239       15.436    19.913         372
2005  .      18.490     19.387          39        18.611    19.552         407       19.913    20.941         604
2006  .      19.387     25.171          41        19.552    25.436         387       20.941    27.270         564
2007  .      25.171     21.195          30        25.436    21.461         315       27.270    23.032         475
2008  .      21.195     13.458          22        21.461    13.654         246       23.032    14.668         318
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
Delaware VIP Small Cap Value Series
2003  .      10.907     15.161       3,926        10.935    15.230      25,212       12.004    16.735      36,958
2004  .      15.161     18.023          20        15.230    18.142         210       16.735    19.955         328
2005  .      18.023     19.302         112        18.142    19.468         473       19.955    21.435         616
2006  .      19.302     21.947         133        19.468    22.181         480       21.435    24.445         614
2007  .      21.947     20.061         127        22.181    20.315         440       24.445    22.412         541
2008  .      20.061     13.765         120        20.315    13.967         378       22.412    15.424         457
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
Delaware VIP Trend Series
2003  .      10.028     13.262         478        10.053    13.322      39,229        5.081     6.740      95,488
2004  .      13.262     14.615          14        13.322    14.711         286        6.740     7.450         802
2005  .      14.615     15.145          22        14.711    15.275         338        7.450     7.744       1,063
2006  .      15.145     15.950          23        15.275    16.119         295        7.744     8.180         995
2007  .      15.950     17.287          15        16.119    17.504         268        8.180     8.892         873
2008  .      17.287      9.013          12        17.504     9.145         222        8.892     4.650         656
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
Delaware VIP US Growth Series
2003  .       8.074      9.773         715         8.096     9.820      35,264        8.106     9.841      45,643
2004  .       9.773      9.880          12         9.820     9.947         255        9.841     9.978         410
2005  .       9.880     11.091          17         9.947    11.188         294        9.978    11.235         417
2006  .      11.091     11.106          16        11.188    11.226         271       11.235    11.284         351
2007  .      11.106     12.246          10        11.226    12.403         235       11.284    12.479         308
2008  .      12.246      6.865           7        12.403     6.967         185       12.479     7.017         222
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
Delaware VIP Value Series
2003  .       8.834     11.104         949         8.857    11.155       4,640        8.692    10.959       7,466
2004  .      11.104     12.484           5        11.155    12.567          91       10.959    12.358         121
2005  .      12.484     12.959           7        12.567    13.070         370       12.358    12.866         425
2006  .      12.959     15.740           8        13.070    15.908         349       12.866    15.675         455
2007  .      15.740     14.982          13        15.908    15.171         333       15.675    14.964         369
2008  .      14.982      9.765           4        15.171     9.908         238       14.964     9.783         250
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
DWS VIP Equity 500 Index
2003  .       N/A         N/A         N/A         10.587    12.026      14,938       10.730    12.033      39,944
2004  .      12.119     13.000           3        12.026    13.043          86       12.033    13.064         203
2005  .      13.000     13.319           9        13.043    13.389         178       13.064    13.424         297
2006  .      13.319     15.061           4        13.389    15.170         185       13.424    15.225         262
2007  .      15.061     15.521           4        15.170    15.665         151       15.225    15.737         233
2008  .      15.521      9.542           3        15.665     9.650         108       15.737     9.704         177
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------
DWS VIP Small Cap Index
2003  .       N/A         N/A         N/A         11.614    13.522      32,230       11.582    13.531      10,319
2004  .       N/A         N/A         N/A         13.522    15.618          66       13.531    15.643         124
2005  .      15.567     15.884           1        15.618    15.968          92       15.643    16.010         194
2006  .      15.884     18.264           1        15.968    18.398          93       16.010    18.464         183
2007  .      18.264     17.534           1        18.398    17.697          76       18.464    17.779         168
2008  .      17.534     11.298           3        17.697    11.426          54       17.779    11.490         105
---------    ------     ------       -----        ------    ------      ------       ------    ------     -------

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Fidelity VIP Contrafund Portfolio
2003  .       N/A         N/A         N/A          9.720    12.251      31,472        9.732    12.278      41,156
2004  .      12.192     13.776          17        12.251    13.870         311       12.278    13.915         483
2005  .      13.776     15.769          68        13.870    15.909         814       13.915    15.975       1,012
2006  .      15.769     17.241          72        15.909    17.429         877       15.975    17.519       1,043
2007  .      17.241     19.843          64        17.429    20.100         853       17.519    20.224       1,000
2008  .      19.843     11.158          59        20.100    11.325         942       20.224    11.406         880
---------    ------     ------        ----        ------    ------      ------       ------    ------      ------
Fidelity VIP Equity-Income Portfolio
2003  .       9.016     11.503       2,668         9.039    11.556      18,574        8.260    10.570      58,950
2004  .      11.503     12.555          19        11.556    12.637         337       10.570    11.571         639
2005  .      12.555     13.005          48        12.637    13.116         608       11.571    12.022       1,142
2006  .      13.005     15.303          45        13.116    15.465         533       12.022    14.188         999
2007  .      15.303     15.206          35        15.465    15.398         484       14.188    14.141         882
2008  .      15.206      8.532          31        15.398     8.657         417       14.141     7.958         690
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Growth Portfolio
2003  .       N/A         N/A         N/A          8.068    10.513         357        4.636     6.047       5,651
2004  .      10.465     10.589           6        10.513    10.658          76        6.047     6.137         233
2005  .      10.589     10.962          22        10.658    11.055         276        6.137     6.372         775
2006  .      10.962     11.462          22        11.055    11.583         271        6.372     6.683         663
2007  .      11.462     14.245          18        11.583    14.424         266        6.683     8.330         570
2008  .      14.245      7.364          14        14.424     7.472         254        8.330     4.320         441
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Mid Cap
2005  .      10.000     11.548           5         9.945    11.561          52       10.000    11.568          92
2006  .      11.548     12.736           7        11.561    12.776         346       11.568    12.796         184
2007  .      12.736     14.413           7        12.776    14.487         432       12.796    14.524         248
2008  .      14.413      8.540           7        14.487     8.602         312       14.524     8.632         252
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Fidelity VIP Overseas Portfolio
2003  .       8.500     11.929         498         8.523    11.985      23,989        5.225     7.355      51,495
2004  .      11.929     13.263          17        11.985    13.352         251        7.355     8.202         639
2005  .      13.263     15.458          53        13.352    15.592         490        8.202     9.588       1,268
2006  .      15.458     17.863          51        15.592    18.054         440        9.588    11.113       1,072
2007  .      17.863     20.515          38        18.054    20.777         378       11.113    12.801         918
2008  .      20.515     11.280          27        20.777    11.447         301       12.801     7.060         746
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
FTVIPT Franklin Income Securities
2006  .      10.619     11.205           5        10.096    11.219         100       10.099    11.225         140
2007  .      11.205     11.407          14        11.219    11.444         371       11.225    11.462         429
2008  .      11.407      7.873           3        11.444     7.914         423       11.462     7.935         459
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2003  .       8.600     11.581       5,008         8.622    11.634       9,816        4.708     6.359      24,732
2004  .      11.581     12.667          13        11.634    12.751         121        6.359     6.977         428
2005  .      12.667     13.024          21        12.751    13.136         193        6.977     7.195         720
2006  .      13.024     13.890          16        13.136    14.037         176        7.195     7.696         655
2007  .      13.890     15.160          16        14.037    15.352         158        7.696     8.425         615
2008  .      15.160      8.554          14        15.352     8.679         152        8.425     4.768         443
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
FTVIPT Mutual Shares Securities
2006  .      10.423     11.249           5         9.861    11.263          99        9.908    11.270          77
2007  .      11.249     11.421           8        11.263    11.458         275       11.270    11.477         295
2008  .      11.421      7.048           2        11.458     7.084         242       11.477     7.104         306
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
FTVIPT Templeton Global Income Securities
2005  .       N/A         N/A         N/A          9.911     9.870          42       10.000     9.876          29
2006  .      10.071     10.909           1         9.870    10.943         129        9.876    10.960         113
2007  .      10.909     11.881           7        10.943    11.943         255       10.960    11.973         259
2008  .      11.881     12.381          13        11.943    12.470         239       11.973    12.514         339
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
FTVIPT Templeton Growth Securities Fund
2003  .       8.928     11.575       5,035         8.952    11.630       9,426        7.952    10.340      70,236
2004  .      11.575     13.177          25        11.630    13.266         134       10.340    11.807         273
2005  .      13.177     14.075          45        13.266    14.199         371       11.807    12.649         539
2006  .      14.075     16.822          40        14.199    17.004         355       12.649    15.163         553
2007  .      16.822     16.893          36        17.004    17.109         372       15.163    15.273         513
2008  .      16.893      9.560          29        17.109     9.702         316       15.273     8.669         389
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Janus Aspen Balanced Portfolio
2003  .       N/A         N/A         N/A          9.780     10.935       46,478        9.793     10.960       26,085
2004  .       N/A         N/A         N/A         10.935     11.642          107       10.960     11.680           86
2005  .      11.566     12.218           1*       11.642     12.322          125       11.680     12.375          132
2006  .      12.218     13.237           1*       12.322     13.376          119       12.375     13.447          123
2007  .      13.237     14.324           1*       13.376     14.504          103       13.447     14.595          116
2008  .      14.324     11.797           1*       14.504     11.969          100       14.595     12.057           86
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Janus Aspen Mid Cap Growth Portfolio
2003  .       N/A         N/A         N/A          8.045     10.659          966        8.052     10.680        4,976
2004  .      10.612     12.544           1*       10.659     12.625           15       10.680     12.662           48
2005  .      12.544     13.788           7        12.625     13.905           65       12.662     13.960           93
2006  .      13.788     15.329           3        13.905     15.490           65       13.960     15.566           75
2007  .      15.329     18.310           2        15.490     18.540           50       15.566     18.650           68
2008  .      18.310     10.086           4        18.540     10.233           35       18.650     10.304           39
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Janus Aspen Worldwide Growth Portfolio
2003  .       N/A         N/A         N/A          8.406     10.221          879        8.417     10.245          913
2004  .      10.172     10.433           1*       10.221     10.504           33       10.245     10.539            5
2005  .      10.433     10.806           1*       10.504     10.901            6       10.539     10.949            5
2006  .      10.806     12.505           1*       10.901     12.640            4       10.949     12.708            5
2007  .      12.505     13.418           1*       12.640     13.591            1       12.708     13.677            5
2008  .      13.418      7.266           1*        N/A         N/A         N/A         13.677      7.429            3
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Baron Growth Opportunities(4)
2006  .       N/A         N/A         N/A          9.706     10.613            3        9.884     10.619           14
2007  .       N/A         N/A         N/A         10.613     10.791           48       10.619     10.808           41
2008  .       9.296      6.423           1*       10.791      6.457          239       10.808      6.474           58
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Capital Growth
2007  .       N/A         N/A         N/A          9.860     10.698            3        N/A         N/A         N/A
2008  .       N/A         N/A         N/A         10.698      6.128            3        8.824      6.138            7
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.445      8.206           6        10.062      8.216           61        9.598      8.221           28
2008  .       8.206      4.655           6         8.216      4.670           84        8.221      4.678           95
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Columbia Value Opportunities
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          8.215      6.056            1*       9.081      6.067            4
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Core Fund(1)
2005  .       N/A         N/A         N/A         10.133     10.242            1       10.109     10.248            2
2006  .       N/A         N/A         N/A         10.242     11.445            1       10.248     11.463            7
---------    ------     ------        ----        ------     ------       ------       ------     ------       ------
Lincoln VIP Delaware Bond
2003  .      10.001      9.999       9,657         9.999     10.011      216,988       10.165     10.017      472,088
2004  .       9.999     10.305         125        10.011     10.339        1,585       10.017     10.356        3,249
2005  .      10.305     10.353         249        10.339     10.407        2,844       10.356     10.434        5,121
2006  .      10.353     10.610         242        10.407     10.687        2,832       10.434     10.726        4,748
2007  .      10.610     10.949         223        10.687     11.050        2,669       10.726     11.101        4,338
2008  .      10.949     10.392         171        11.050     10.510        2,136       11.101     10.569        3,247
---------    ------     ------       -----        ------     ------      -------       ------     ------      -------
Lincoln VIP Delaware Growth and Income
2005  .      10.017     10.349          13        10.291     10.361            4        9.923     10.367           13
2006  .      10.349     11.382          10        10.361     11.417            6       10.367     11.435           14
2007  .      11.382     11.821          10        11.417     11.882            1       11.435     11.912           13
2008  .      11.821      7.424          10        11.882      7.477           18       11.912      7.503           11
---------    ------     ------       -----        ------     ------      -------       ------     ------      -------
Lincoln VIP Delaware Social Awareness
2003  .      10.735     12.240         663        10.656     12.256       38,468       10.843     12.263       49,321
2004  .      12.240     13.502          15        12.256     13.546          303       12.263     13.568          531
2005  .      13.502     14.804          46        13.546     14.883          577       13.568     14.922          873
2006  .      14.804     16.273          43        14.883     16.391          521       14.922     16.451          733
2007  .      16.273     16.399          35        16.391     16.552          478       16.451     16.628          635
2008  .      16.399     10.517          24        16.552     10.636          375       16.628     10.696          484
---------    ------     ------       -----        ------     ------      -------       ------     ------      -------
Lincoln VIP Delaware Special Opportunities
2007  .       N/A         N/A         N/A          9.775      9.137            1*       9.908      9.142           20
2008  .       N/A         N/A         N/A          9.137      5.672           14        9.142      5.681           39
---------    ------     ------       -----        ------     ------      -------       ------     ------      -------

                        with EEB                            with EGMDB                           with GOP
          ------------------------------------ ------------------------------------ ----------------------------------
            Accumulation unit                    Accumulation unit                   Accumulation unit
                  value                                value                               value
          ----------------------   Number of   ----------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning   End of   accumulation
           of period    period       units      of period    period       units      of period   period      units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- -------- -------------
               (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP FI Equity-Income
2005  .       9.986     10.457           1*        9.986     10.469          27        10.042    10.475          26
2006  .      10.457     11.388           1*       10.469     11.424          34        10.475    11.442          31
2007  .       N/A         N/A         N/A         11.424     11.691          30        11.442    11.721          26
2008  .       N/A         N/A         N/A         11.691      7.071          29        11.721     7.096          28
---------    ------     ------        ----        ------     ------          --        ------    ------          --
Lincoln VIP Growth Fund(2)
2005  .       N/A         N/A         N/A         10.323     10.815           2        10.326    10.822           1
2006  .       N/A         N/A         N/A         10.815     11.262           3        10.822    11.280          22
---------    ------     ------        ----        ------     ------          --        ------    ------          --
Lincoln VIP Growth Opportunities(3)
2005  .       N/A         N/A         N/A         11.589     11.436           1*       10.271    11.443           1
2006  .       N/A         N/A         N/A         11.436     12.356           7        11.443    12.375           3
---------    ------     ------        ----        ------     ------          --        ------    ------          --
Lincoln VIP Janus Capital Appreciation
2003  .       N/A         N/A         N/A         11.813     12.184       2,402        10.812    12.192       1,166
2004  .      11.703     12.539           1        12.184     12.579          28        12.192    12.600          44
2005  .      12.539     12.788           9        12.579     12.855         130        12.600    12.889         180
2006  .      12.788     13.727           9        12.855     13.826         124        12.889    13.877         162
2007  .      13.727     16.178           8        13.826     16.328         131        13.877    16.404         146
2008  .      16.178      9.370           9        16.328      9.476          83        16.404     9.530         138
---------    ------     ------        ----        ------     ------       -----        ------    ------       -----
Lincoln VIP Marsico International Growth
2007  .       N/A         N/A         N/A          9.913     11.142          19        10.521    11.149          29
2008  .       5.593      5.561           1        11.142      5.579          30        11.149     5.588          20
---------    ------     ------        ----        ------     ------       -----        ------    ------       -----
Lincoln VIP MFS Value
2007  .       N/A         N/A         N/A         10.038      9.704           3         9.743     9.710          39
2008  .       6.303      6.423           1         9.704      6.443         128         9.710     6.454         110
---------    ------     ------        ----        ------     ------       -----        ------    ------       -----
Lincoln VIP Mid-Cap Value
2007  .       N/A         N/A         N/A          9.878      8.633          57         9.778     8.638          34
2008  .       N/A         N/A         N/A          8.633      5.020          50         8.638     5.028           6
---------    ------     ------        ----        ------     ------       -----        ------    ------       -----
Lincoln VIP Mondrian International Value
2003  .      10.806     13.108       1,043        10.790     13.125      52,858        10.993    13.133      70,606
2004  .      13.108     15.517          19        13.125     15.567         384        13.133    15.592         650
2005  .      15.517     17.091          93        15.567     17.181         676        15.592    17.226       1,044
2006  .      17.091     21.748          99        17.181     21.906         584        17.226    21.985         881
2007  .      21.748     23.730          88        21.906     23.950         514        21.985    24.061         758
2008  .      23.730     14.712          76        23.950     14.878         379        24.061    14.962         550
---------    ------     ------       -----        ------     ------      ------        ------    ------      ------
Lincoln VIP Money Market Fund
2003  .       9.983      9.904       1,076         9.987      9.916      52,175         9.987     9.922     129,259
2004  .       9.904      9.779          64         9.916      9.810         389         9.922     9.826         802
2005  .       9.779      9.838          52         9.810      9.889         630         9.826     9.915       1,050
2006  .       9.838     10.079          58         9.889     10.152         666         9.915    10.188         983
2007  .      10.079     10.355          69        10.152     10.450         903        10.188    10.498       1,214
2008  .      10.355     10.372         161        10.450     10.488       1,339        10.498    10.548       2,139
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA Bond Index
2008  .      10.048     10.443           2        10.000     10.454         112        10.019    10.459         160
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA Developed International 150
2008  .       5.640      6.250           1*        9.484      6.257          27         9.407     6.260          12
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA Emerging Markets 100
2008  .       5.500      6.042           1*        9.394      6.049          25         9.420     6.052           8
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA International Index
2008  .       5.751      6.387           1*        9.603      6.393          26         9.600     6.397           8
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA Large Cap 100
2008  .       6.338      6.962           1*        9.500      6.969          49         9.472     6.973          15
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA S&P 500 Index
2007  .       N/A         N/A         N/A         11.432     11.306           2        11.453    11.335           7
2008  .       6.915      6.915          19        11.306      6.964          59        11.335     6.989          47
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------
Lincoln VIP SSgA Small Cap Index
2007  .       N/A         N/A         N/A          N/A         N/A         N/A         10.049     9.147           1
2008  .       8.227      5.900           1*        8.406      5.919          21         9.147     5.929          41
---------    ------     ------       -----        ------     ------      ------        ------    ------     -------

                        with EEB                            with EGMDB                            with GOP
          ------------------------------------ ------------------------------------ ------------------------------------
            Accumulation unit                    Accumulation unit                    Accumulation unit
                  value                                value                                value
          ----------------------   Number of   ----------------------   Number of   ----------------------   Number of
           Beginning    End of    accumulation  Beginning    End of    accumulation  Beginning    End of    accumulation
           of period    period       units      of period    period       units      of period    period       units
          ----------- ---------- ------------- ----------- ---------- ------------- ----------- ---------- -------------
                (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
Lincoln VIP SSgA Small/Mid Cap 200
2008  .       6.439      7.212          1*         9.955      7.220           12        9.697      7.224           5
---------     -----      -----          -          -----      -----           --        -----      -----           -
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A         N/A         N/A          9.876      9.917            7       10.134      9.924          20
2008  .       8.684      5.638          5          9.917      5.656           16        9.924      5.665          39
---------     -----      -----        ---          -----      -----           --       ------      -----          --
Lincoln VIP T. Rowe Price Structured Mid-Cap Growth
2003  .       N/A         N/A         N/A         12.024     12.316       15,708        N/A         N/A         N/A
2004  .       N/A         N/A         N/A         12.316     13.728           18       12.921     13.751           5
2005  .      12.764     14.708          1         13.728     14.785           47       13.751     14.824          16
2006  .      14.708     15.730          1         14.785     15.844           54       14.824     15.902          34
2007  .      15.730     17.487          1         15.844     17.649           46       15.902     17.731          14
2008  .      17.487      9.793          1         17.649      9.904           39       17.731      9.960          16
---------    ------     ------        ---         ------     ------       ------       ------     ------        ----
Lincoln VIP Templeton Growth
2007  .       9.750      9.777          2         10.153      9.789           28        9.802      9.795          10
2008  .       9.777      5.957          1          9.789      5.976           66        9.795      5.986           6
---------    ------     ------        ---         ------     ------       ------       ------     ------        ----
Lincoln VIP Turner Mid-Cap Growth
2007  .       N/A         N/A         N/A         10.179     10.832            3       10.181     10.839          19
2008  .       N/A         N/A         N/A         10.832      5.385            4       10.839      5.394          14
---------    ------     ------        ---         ------     ------       ------       ------     ------        ----
Lincoln VIP UBS Global Asset Allocation
2003  .       N/A         N/A         N/A         10.634     11.339       16,047       10.612     11.346       6,067
2004  .      10.995     12.586          1         11.339     12.627           12       11.346     12.648          32
2005  .      12.586     13.155          1         12.627     13.225           70       12.648     13.260          77
2006  .      13.155     14.744          1         13.225     14.851           65       13.260     14.905          65
2007  .      14.744     15.351          1         14.851     15.494           62       14.905     15.566          73
2008  .      15.351     10.032          1         15.494     10.146           62       15.566     10.204          60
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A         10.105      7.784           12       10.035      7.796          43
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          9.177      7.369            8        N/A         N/A         N/A
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
2008  .       N/A         N/A         N/A          N/A         N/A         N/A          N/A         N/A         N/A
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.000     10.866          8         10.129     10.878           94       10.254     10.885         183
2006  .      10.866     12.395         13         10.878     12.434          117       10.885     12.453         213
2007  .      12.395     13.468         11         12.434     13.537           85       12.453     13.572          65
2008  .      13.468      7.847          8         13.537      7.903           57       13.572      7.932          55
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire Conservative Profile
2005  .       N/A         N/A         N/A         10.000     10.249           74       10.012     10.254          37
2006  .      10.313     10.955          6         10.249     10.989          121       10.254     11.007         108
2007  .       N/A         N/A         N/A         10.989     11.615          234       11.007     11.645         231
2008  .      11.201      9.224         20         11.615      9.290          234       11.645      9.323         279
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire Moderate Profile
2005  .      10.006     10.454          2          9.990     10.466          168        9.990     10.472         461
2006  .      10.454     11.465         11         10.466     11.501          295       10.472     11.519       1,386
2007  .      11.465     12.261         15         11.501     12.324          297       11.519     12.356       1,391
2008  .      12.261      8.805         13         12.324      8.868          362       12.356      8.900       1,320
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .       9.988     10.631          5         10.001     10.643          138       10.000     10.649         147
2006  .      10.631     11.876         11         10.643     11.913          270       10.649     11.932         452
2007  .      11.876     12.764          6         11.913     12.830          310       11.932     12.863         458
2008  .      12.764      8.318          6         12.830      8.378          342       12.863      8.408         440
---------    ------     ------        ---         ------     ------       ------       ------     ------       -----

                        with EEB                           with EGMDB                          with GOP
          ------------------------------------ ---------------------------------- ----------------------------------
            Accumulation unit                   Accumulation unit                  Accumulation unit
                  value                               value                              value
          ----------------------   Number of   --------------------   Number of   --------------------   Number of
           Beginning    End of    accumulation  Beginning   End of   accumulation  Beginning   End of   accumulation
           of period    period       units      of period   period      units      of period   period      units
          ----------- ---------- ------------- ----------- -------- ------------- ----------- -------- -------------
              (Accumulation unit value in dollars. Number of accumulation units in thousands beginning in 2004.)
MFS VIT Core Equity
2003  .       N/A         N/A         N/A          8.202    10.250       1,586        8.213    10.274       2,777
2004  .      10.202     11.220           1        10.250    11.295           7       10.274    11.333          10
2005  .      11.220     11.171           1        11.295    11.267          27       11.333    11.316          26
2006  .      11.171     12.440           1        11.267    12.573          25       11.316    12.640          22
2007  .      12.440     13.533           1        12.573    13.705           4       12.640    13.792          25
2008  .      13.533      8.057           1        13.705     8.176           3       13.792     8.236          18
---------    ------     ------        ----        ------    ------       -----       ------    ------       -----
MFS VIT Growth Series
2003  .       N/A         N/A         N/A          7.890    10.079       2,535        3.475     4.443      19,596
2004  .      10.034     11.097           2        10.079    11.169          31        4.443     4.929         104
2005  .      11.097     11.860           2        11.169    11.961          41        4.929     5.284         153
2006  .      11.860     12.522           2        11.961    12.654          39        5.284     5.596         119
2007  .      12.522     14.851           2        12.654    15.038          37        5.596     6.656         105
2008  .      14.851      9.100           1        15.038     9.233          23        6.656     4.091          83
---------    ------     ------        ----        ------    ------       -----       ------    ------      ------
MFS VIT Total Return Series
2003  .       9.873     11.237       4,856         9.896    11.286      93,240       10.205    11.651      91,573
2004  .      11.237     12.242          54        11.286    12.320         529       11.651    12.731         716
2005  .      12.242     12.323          87        12.320    12.427       1,074       12.731    12.854       1,326
2006  .      12.323     13.497          81        12.427    13.637       1,052       12.854    14.120       1,252
2007  .      13.497     13.764          74        13.637    13.935         940       14.120    14.443       1,114
2008  .      13.764     10.490          63        13.935    10.642         808       14.443    11.041         852
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
MFS VIT Utilities Series
2003  .       7.766      9.908       1,874         7.462     9.946      17,802        5.586     7.453      70,800
2004  .       9.908     12.623          11         9.946    12.697          76        7.453     9.523         286
2005  .      12.623     14.438          29        12.697    14.552         219        9.523    10.925         529
2006  .      14.438     18.553          28        14.552    18.736         211       10.925    14.081         529
2007  .      18.553     23.220          32        18.736    23.496         226       14.081    17.676         570
2008  .      23.220     14.169          21        23.496    14.366         168       17.676    10.818         300
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Neuberger Berman AMT Mid-Cap Growth Portfolio
2003  .       8.317     10.451         148         8.337    10.497      21,673        8.348    10.522      28,961
2004  .      10.451     11.926          13        10.497    12.004         221       10.522    12.043         203
2005  .      11.926     13.310         144        12.004    13.423         443       12.043    13.481         380
2006  .      13.310     14.979         172        13.423    15.136         292       13.481    15.216         333
2007  .      14.979     18.008         168        15.136    18.233         271       15.216    18.348         303
2008  .      18.008     10.006         149        18.233    10.151         210       18.348    10.225         250
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Neuberger Berman AMT Regency Portfolio
2003  .       9.782     13.039         459         9.806    13.097      31,378        9.816    13.123      35,813
2004  .      13.039     15.654          20        13.097    15.755         238       13.123    15.803         382
2005  .      15.654     17.203          42        15.755    17.349         547       15.803    17.419         753
2006  .      17.203     18.763          41        17.349    18.961         466       17.419    19.056         647
2007  .      18.763     19.018          37        18.961    19.256         423       19.056    19.373         542
2008  .      19.018     10.110          31        19.256    10.257         369       19.373    10.330         451
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Putnam VT Growth and Income Fund
2003  .       N/A         N/A         N/A          8.650    10.833       4,770        8.660    10.857       2,600
2004  .       N/A         N/A         N/A         10.833    11.834           1       10.857    11.872           8
2005  .       N/A         N/A         N/A         11.834    12.243           2       11.872    12.294           8
2006  .       N/A         N/A         N/A         12.243    13.951           2       12.294    14.024           5
2007  .       N/A         N/A         N/A         13.951    12.888           2       14.024    12.968           5
2008  .       N/A         N/A         N/A         12.888     7.767           2       12.968     7.823           1
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------
Putnam VT Health Sciences Fund
2003  .       N/A         N/A         N/A          8.274     9.630       5,647        8.285     9.653       5,630
2004  .       N/A         N/A         N/A          9.630    10.142           8        9.653    10.176          22
2005  .       N/A         N/A         N/A         10.142    11.287           9       10.176    11.337          21
2006  .       N/A         N/A         N/A         11.287    11.407           7       11.337    11.468          19
2007  .       N/A         N/A         N/A         11.407    11.147           4       11.468    11.219          16
2008  .       N/A         N/A         N/A         11.147     9.088           2       11.219     9.155           6
---------    ------     ------       -----        ------    ------      ------       ------    ------      ------

*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Appendix B - Condensed Financial Information

Accumulation Unit Values
The following information relates to accumulation unit values and number of accumulation units for contracts purchased after June 5, 2005 (or later in those states that have not approved the contract changes) for funds available in the periods ended December 31. It should be read along with the VAA's financial statement and notes which are included in the SAI.


                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2005  .   15.489       16.162         1         10.009    10.894          10
2006  .   N/A          17.153         2         10.894    11.585          46
2007  .   17.153       20.138        19         11.585    13.629         111
2008  .   20.138       10.359        22         13.629     7.025         209
--------- ------       ------        --         ------    ------         ---
AllianceBernstein VPS Growth and Income
2005  .   15.110       15.451         3         12.211    12.532         100
2006  .   15.451       17.700        30         12.532    14.385         438
2007  .   17.700       18.176        35         14.385    14.800         617
2008  .   18.176       10.555        34         14.800     8.612         611
--------- ------       ------        --         ------    ------         ---
AllianceBernstein VPS International Value
2006  .   10.271       11.810        18          9.311    11.825         248
2007  .   11.810       12.210        44         11.825    12.248       1,434
2008  .   12.210        5.585        48         12.248     5.614       1,588
--------- ------       ------        --         ------    ------       -----
AllianceBernstein VPS Small/Mid Cap Value
2005  .   19.308       19.413         5         17.609    18.423          56
2006  .   19.413       21.710         8         18.423    20.644         225
2007  .   21.710       21.583        19         20.644    20.564         441
2008  .   21.583       13.579        21         20.564    12.964         602
--------- ------       ------        --         ------    ------       -----
American Century Investments VP Inflation Protection Fund
2005  .   10.238       10.319         3         10.389    10.352         134
2006  .   10.319       10.264        28         10.352    10.317         335
2007  .   10.264       11.006        40         10.317    11.085         532
2008  .   11.006       10.604        58         11.085    10.702       1,669
--------- ------       ------        --         ------    ------       -----
American Funds Global Growth Fund
2005  .   11.154       12.550        38         11.249    12.591         122
2006  .   12.550       14.800       105         12.591    14.878       1,219
2007  .   14.800       16.645       178         14.878    16.765       2,062
2008  .   16.645       10.041       193         16.765    10.135       2,478
--------- ------       ------       ---         ------    ------       -----
American Funds Global Small Capitalization Fund
2005  .   18.800       23.076         4         17.729    21.805         101
2006  .   23.076       28.031        22         21.805    26.541         460
2007  .   28.031       33.331        77         26.541    31.622         790
2008  .   33.331       15.169        69         31.622    14.420         946
--------- ------       ------       ---         ------    ------       -----
American Funds Growth Fund
2005  .   15.672       17.831        64         13.514    15.407         773
2006  .   17.831       19.245       219         15.407    16.662       4,761
2007  .   19.245       21.172       359         16.662    18.367       7,372
2008  .   21.172       11.615       415         18.367    10.097       9,587
--------- ------       ------       ---         ------    ------       -----
American Funds Growth-Income Fund
2005  .   15.233       15.787        88         12.748    13.238       1,081
2006  .   15.787       17.809       263         13.238    14.963       5,517
2007  .   17.809       18.318       413         14.963    15.422       8,404
2008  .   18.318       11.148       486         15.422     9.404      10,123
--------- ------       ------       ---         ------    ------      ------
American Funds International Fund
2005  .   16.785       19.970        24         14.023    16.718         271
2006  .   19.970       23.267        80         16.718    19.517       1,577
2007  .   23.267       27.345       140         19.517    22.984       2,783
2008  .   27.345       15.497       159         22.984    13.051       3,609
--------- ------       ------       ---         ------    ------      ------



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
AllianceBernstein VPS Global Technology
2005  .      10.774    10.984          24        4.029     4.110         12
2006  .      10.984    11.710         102        4.110     4.384         27
2007  .      11.710    13.810         234        4.384     5.173         66
2008  .      13.810     7.136         358        5.173     2.674         95
---------    ------    ------         ---        -----     -----         --
AllianceBernstein VPS Growth and Income
2005  .      12.312    12.667         245       11.226    11.556         20
2006  .      12.667    14.576         604       11.556    13.304         56
2007  .      14.576    15.035       1,051       13.304    13.729         94
2008  .      15.035     8.770       1,124       13.729     8.013        159
---------    ------    ------       -----       ------    ------        ---
AllianceBernstein VPS International Value
2006  .       9.468    11.842         547        9.924    11.846         94
2007  .      11.842    12.297       3,854       11.846    12.309        167
2008  .      12.297     5.651       3,630       12.309     5.659        240
---------    ------    ------       -----       ------    ------        ---
AllianceBernstein VPS Small/Mid Cap Value
2005  .      17.754    18.621          65       17.781    18.660          6
2006  .      18.621    20.918         287       18.660    20.971         17
2007  .      20.918    20.890         625       20.971    20.954         42
2008  .      20.890    13.203         852       20.954    13.250         56
---------    ------    ------       -----       ------    ------        ---
American Century Investments VP Inflation Protection Fund
2005  .      10.404    10.393         286       10.407    10.402         17
2006  .      10.393    10.384         798       10.402    10.398         42
2007  .      10.384    11.185       1,385       10.398    11.206         74
2008  .      11.185    10.826       3,541       11.206    10.851        197
---------    ------    ------       -----       ------    ------        ---
American Funds Global Growth Fund
2005  .      11.266    12.641         280       11.269    12.652         31
2006  .      12.641    14.975       1,530       12.652    14.994        150
2007  .      14.975    16.917       3,294       14.994    16.947        257
2008  .      16.917    10.252       4,662       16.947    10.275        362
---------    ------    ------       -----       ------    ------        ---
American Funds Global Small Capitalization Fund
2005  .      17.874    22.039         163       10.186    12.566         22
2006  .      22.039    26.893         763       12.566    15.341        113
2007  .      26.893    32.121       1,571       15.341    18.333        185
2008  .      32.121    14.685       1,987       18.333     8.385        230
---------    ------    ------       -----       ------    ------        ---
American Funds Growth Fund
2005  .      13.627    15.574       1,445        7.933     9.071        134
2006  .      15.574    16.884       6,735        9.071     9.839        859
2007  .      16.884    18.659      12,313        9.839    10.878      1,412
2008  .      18.659    10.283      17,497       10.878     5.998      2,185
---------    ------    ------      ------       ------    ------      -----
American Funds Growth-Income Fund
2005  .      12.852    13.379       1,693       11.975    12.472        121
2006  .      13.379    15.161       7,367       12.472    14.140        662
2007  .      15.161    15.665      13,690       14.140    14.617      1,047
2008  .      15.665     9.576      17,354       14.617     8.940      1,342
---------    ------    ------      ------       ------    ------      -----
American Funds International Fund
2005  .      14.136    16.895         521        8.098     9.683         52
2006  .      16.895    19.773       2,602        9.683    11.338        345
2007  .      19.773    23.344       5,034       11.338    13.392        658
2008  .      23.344    13.289       7,240       13.392     7.628        921
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Capital Reserves
2005  .       N/A        N/A        N/A          9.948     9.906         25
2006  .       9.905    10.110         1*         9.906    10.141         30
2007  .      10.110    10.320         2         10.141    10.371         74
2008  .      10.320    10.040        36         10.371    10.110        463
---------    ------    ------       ---         ------    ------        ---
Delaware VIP Diversified Income Series
2005  .      10.842    10.554        10         10.855    10.588        177
2006  .      10.554    11.117        22         10.588    11.175        720
2007  .      11.117    11.693        64         11.175    11.778      1,341
2008  .      11.693    10.890       104         11.778    10.990      2,716
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Emerging Markets Series(4)
2005  .      11.688    12.003         8         10.038    12.017        106
2006  .      12.003    14.905        46         12.017    14.952        588
2007  .      14.905    20.216       132         14.952    20.320      1,161
2008  .      20.216     9.564       208         20.320     9.633      1,399
---------    ------    ------       ---         ------    ------      -----
Delaware VIP High Yield Series
2005  .      15.598    15.785         9         14.506    14.709         74
2006  .      15.785    17.342        17         14.709    16.192        327
2007  .      17.342    17.414        28         16.192    16.292        555
2008  .      17.414    12.886        27         16.292    12.080        834
---------    ------    ------       ---         ------    ------      -----
Delaware VIP REIT Series
2005  .      18.009    18.844         2         18.487    19.383        108
2006  .      18.844    24.417        18         19.383    25.166        381
2007  .      24.417    20.520        16         25.166    21.191        502
2008  .      20.520    13.003        15         21.191    13.455        369
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Small Cap Value Series
2005  .      17.570    18.778        12         18.018    19.297        122
2006  .      18.778    21.309        44         19.297    21.941        671
2007  .      21.309    19.439        56         21.941    20.056      1,296
2008  .      19.439    13.311        57         20.056    13.761      1,420
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Trend Series
2005  .      15.986    16.533         3         14.609    15.138         48
2006  .      16.533    17.377         8         15.138    15.943        123
2007  .      17.377    18.795        10         15.943    17.279        195
2008  .      18.795     9.780        12         17.279     9.009        213
---------    ------    ------       ---         ------    ------      -----
Delaware VIP US Growth Series
2006  .       N/A        N/A        N/A         10.268    11.106          9
2007  .      13.997    15.261         2         11.106    12.246         75
2008  .      15.261     8.539         9         12.246     6.865         65
---------    ------    ------       ---         ------    ------      -----
Delaware VIP Value Series
2005  .      15.019    15.559         3         12.485    12.959        107
2006  .      15.559    18.861        11         12.959    15.741        372
2007  .      18.861    17.916        24         15.741    14.982        766
2008  .      17.916    11.654        17         14.982     9.765        771
---------    ------    ------       ---         ------    ------      -----
DWS VIP Equity 500 Index
2005  .      12.910    13.250         7         13.000    13.319         20
2006  .      13.250    14.952         8         13.319    15.061        120
2007  .      14.952    15.378         8         15.061    15.521        142
2008  .      15.378     9.436         8         15.521     9.542        129
---------    ------    ------       ---         ------    ------      -----
DWS VIP Small Cap Index
2005  .       N/A        N/A        N/A         15.567    15.884         12
2006  .      17.016    18.133         3         15.884    18.264         71
2007  .      18.133    17.373         2         18.264    17.534        161
2008  .      17.373    11.172         4         17.534    11.298        102
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Contrafund Portfolio
2005  .      14.951    16.115        17         13.776    15.769        329
2006  .      16.115    17.584        61         15.769    17.241      2,435
2007  .      17.584    20.198       112         17.241    19.843      3,918
2008  .      20.198    11.334       162         19.843    11.158      4,593
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Delaware VIP Capital Reserves
2005  .       9.959     9.922         67        10.000     9.973         1
2006  .       9.922    10.182        182         9.973    10.240        10
2007  .      10.182    10.439        207        10.240    10.504        28
2008  .      10.439    10.202      1,084        10.504    10.270       126
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Diversified Income Series
2005  .      10.872    10.631        510        10.875    10.639        21
2006  .      10.631    11.248      1,857        10.639    11.263       107
2007  .      11.248    11.884      4,124        11.263    11.906       206
2008  .      11.884    11.117      6,950        11.906    11.143       381
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Emerging Markets Series(4)
2005  .      10.038    12.034        284        10.169    12.037        12
2006  .      12.034    15.010      1,135        12.037    15.022        57
2007  .      15.010    20.451      2,162        15.022    20.477       119
2008  .      20.451     9.719      3,053        20.477     9.736       216
---------    ------    ------      -----        ------    ------       ---
Delaware VIP High Yield Series
2005  .       9.999    10.236        273        11.980    12.184        11
2006  .      10.236    11.296      1,047        12.184    13.453        65
2007  .      11.296    11.394      1,809        13.453    13.576        86
2008  .      11.394     8.470      2,453        13.576    10.097       145
---------    ------    ------      -----        ------    ------       ---
Delaware VIP REIT Series
2005  .      10.111    10.406        305        19.913    20.941         6
2006  .      10.406    13.545      1,288        20.941    27.270        36
2007  .      13.545    11.434      1,509        27.270    23.032        46
2008  .      11.434     7.278      1,271        23.032    14.668        38
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Small Cap Value Series
2005  .      10.034    10.768        464        19.955    21.435        19
2006  .      10.768    12.274      2,421        21.435    24.445        93
2007  .      12.274    11.247      4,061        24.445    22.412       138
2008  .      11.247     7.737      5,554        22.412    15.424       177
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Trend Series
2005  .      10.012    11.237         81         7.450     7.744        17
2006  .      11.237    11.864        295         7.744     8.180        44
2007  .      11.864    12.891        610         8.180     8.892        55
2008  .      12.891     6.738        613         8.892     4.650        66
---------    ------    ------      -----        ------    ------       ---
Delaware VIP US Growth Series
2006  .      10.860    11.254         12        10.011    11.284         4
2007  .      11.254    12.440         90        11.284    12.479        12
2008  .      12.440     6.992        146        12.479     7.017        16
---------    ------    ------      -----        ------    ------       ---
Delaware VIP Value Series
2005  .       9.961    10.354        200        12.358    12.866        14
2006  .      10.354    12.608        918        12.866    15.675        44
2007  .      12.608    12.030      1,721        15.675    14.964        80
2008  .      12.030     7.861      1,750        14.964     9.783       129
---------    ------    ------      -----        ------    ------       ---
DWS VIP Equity 500 Index
2005  .      10.014    10.407        104        13.064    13.424         6
2006  .      10.407    11.797        315        13.424    15.225        16
2007  .      11.797    12.188        347        15.225    15.737        13
2008  .      12.188     7.512        715        15.737     9.704        24
---------    ------    ------      -----        ------    ------       ---
DWS VIP Small Cap Index
2005  .      10.230    10.767         96         N/A        N/A        N/A
2006  .      10.767    12.411        342        17.800    18.464         2
2007  .      12.411    11.944        385        18.464    17.779         3
2008  .      11.944     7.716        380        17.779    11.490         4
---------    ------    ------      -----        ------    ------       ---
Fidelity VIP Contrafund Portfolio
2005  .      13.891    15.940        489        13.915    15.975        29
2006  .      15.940    17.471      3,412        15.975    17.519       210
2007  .      17.471    20.159      6,358        17.519    20.224       352
2008  .      20.159    11.363      9,199        20.224    11.406       508
---------    ------    ------      -----        ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Growth Portfolio
2005  .       N/A        N/A        N/A         10.587    10.959         14
2006  .      14.511    14.524         2         10.959    11.459         88
2007  .      14.524    18.014         6         11.459    14.241        224
2008  .      18.014     9.294        24         14.241     7.362        377
---------    ------    ------       ---         ------    ------        ---
Fidelity VIP Mid Cap
2005  .      11.085    11.535        12         10.000    11.548        123
2006  .      11.535    12.696        43         11.548    12.736        993
2007  .      12.696    14.339        72         12.736    14.413      2,187
2008  .      14.339     8.480        97         14.413     8.540      2,883
---------    ------    ------       ---         ------    ------      -----
Fidelity VIP Overseas Portfolio
2005  .      16.124    18.755         1*        13.263    15.458         45
2006  .      18.755    21.629         6         15.458    17.863        151
2007  .      21.629    24.792        16         17.863    20.516        249
2008  .      24.792    13.604        41         20.516    11.280        290
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Income Securities
2006  .      10.449    11.191        44         10.111    11.205        786
2007  .      11.191    11.370       143         11.205    11.407      3,841
2008  .      11.370     7.832       205         11.407     7.873      5,722
---------    ------    ------       ---         ------    ------      -----
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      16.909    17.350         1         11.779    13.032         37
2006  .      17.350    18.467         6         13.032    13.899        250
2007  .      18.467    20.116        16         13.899    15.170        461
2008  .      20.116    11.327        28         15.170     8.559        653
---------    ------    ------       ---         ------    ------      -----
FTVIPT Mutual Shares Securities
2006  .      10.139    11.236        27         10.029    11.249        526
2007  .      11.236    11.376        97         11.249    11.421      2,676
2008  .      11.376     7.006        97         11.421     7.048      3,240
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Global Income Securities
2005  .       9.996     9.848        11          9.992     9.859         72
2006  .       9.848    10.874        23          9.859    10.909        498
2007  .      10.874    11.820        41         10.909    11.881      1,569
2008  .      11.820    12.293       116         11.881    12.381      2,869
---------    ------    ------       ---         ------    ------      -----
FTVIPT Templeton Growth Securities Fund
2005  .      15.559    16.586         3         13.177    14.075         89
2006  .      16.586    19.783        19         14.075    16.822        481
2007  .      19.783    19.827        32         16.822    16.893        962
2008  .      19.827    11.197        20         16.893     9.559        752
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Baron Growth Opportunities(4)
2006  .       9.673    10.587         3          9.881    10.600         25
2007  .      10.587    10.722        17         10.600    10.756        477
2008  .      10.722     6.390        25         10.756     6.423        636
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Capital Growth
2007  .       N/A        N/A        N/A         10.011    10.685          6
2008  .       N/A        N/A        N/A         10.685     6.108         34
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Cohen & Steers Global Real Estate
2007  .       9.951     8.196        39         10.085     8.206        405
2008  .       8.196     4.640        39          8.206     4.655        805
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Columbia Value Opportunities
2007  .       N/A        N/A        N/A          9.667     9.341         10
2008  .       N/A        N/A        N/A          9.341     6.037         41
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Core Fund(1)
2005  .       N/A        N/A        N/A         10.079    10.231          6
2006  .       N/A        N/A        N/A         10.231    11.409         24
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Delaware Bond
2005  .       9.931     9.855        33         10.305    10.353        345
2006  .       9.855    10.080        71         10.353    10.610      1,473
2007  .      10.080    10.381       155         10.610    10.949      2,312
2008  .      10.381     9.834       129         10.949    10.392      3,192
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Fidelity VIP Growth Portfolio
2005  .      10.047    10.618          91        6.137     6.372         5
2006  .      10.618    11.130         270        6.372     6.683        41
2007  .      11.130    13.867         768        6.683     8.330        54
2008  .      13.867     7.187       1,436        8.330     4.320       168
---------    ------    ------       -----        -----     -----       ---
Fidelity VIP Mid Cap
2005  .      10.237    11.564         208       10.000    11.568        19
2006  .      11.564    12.786       2,003       11.568    12.796       143
2007  .      12.786    14.506       4,413       12.796    14.524       273
2008  .      14.506     8.617       6,670       14.524     8.632       398
---------    ------    ------       -----       ------    ------       ---
Fidelity VIP Overseas Portfolio
2005  .      10.004    11.982         122        8.202     9.588        13
2006  .      11.982    13.880         303        9.588    11.113        21
2007  .      13.880    15.981         568       11.113    12.801        46
2008  .      15.981     8.809         830       12.801     7.060       150
---------    ------    ------       -----       ------    ------       ---
FTVIPT Franklin Income Securities
2006  .      10.112    11.222       1,513       10.028    11.225       227
2007  .      11.222    11.453       7,420       11.225    11.462       655
2008  .      11.453     7.925      10,525       11.462     7.935       909
---------    ------    ------      ------       ------    ------       ---
FTVIPT Franklin Small-Mid Cap Growth Securities Fund
2005  .      12.768    13.160         125        6.977     7.195         9
2006  .      13.160    14.070         500        7.195     7.696        54
2007  .      14.070    15.396         922        7.696     8.425       103
2008  .      15.396     8.708       1,127        8.425     4.768       150
---------    ------    ------      ------       ------    ------       ---
FTVIPT Mutual Shares Securities
2006  .       9.934    11.267         972        9.897    11.270       137
2007  .      11.267    11.467       4,883       11.270    11.477       472
2008  .      11.467     7.093       6,927       11.477     7.104       573
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Global Income Securities
2005  .       9.944     9.873         134        9.811     9.876        10
2006  .       9.873    10.952       1,270        9.876    10.960       128
2007  .      10.952    11.958       3,354       10.960    11.973       244
2008  .      11.958    12.492       7,202       11.973    12.514       485
---------    ------    ------      ------       ------    ------       ---
FTVIPT Templeton Growth Securities Fund
2005  .      13.285    14.226         145       11.807    12.649        17
2006  .      14.226    17.045         961       12.649    15.163       111
2007  .      17.045    17.160       1,745       15.163    15.273       181
2008  .      17.160     9.735       1,495       15.273     8.669       178
---------    ------    ------      ------       ------    ------       ---
Lincoln VIP Baron Growth Opportunities(4)
2006  .       9.589    10.616          98        9.143    10.619         2
2007  .      10.616    10.800         675       10.619    10.808        66
2008  .      10.800     6.465       1,528       10.808     6.474        98
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIP
Capital
Growth
2007  .      10.213    10.701          14        9.861    10.704         1
2008  .      10.701     6.133          97       10.704     6.138         4
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIP Cohen
& Steers
Global
Real
Estate
2007  .      10.086     8.218         907        9.536     8.221        61
2008  .       8.218     4.674       2,065        8.221     4.678       251
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIP
Columbia
Value
Opportuni
2007  .       9.988     9.355          11       10.024     9.359         1*
2008  .       9.355     6.055          85        9.359     6.067        13
---------    ------    ------      ------       ------    ------       ---
Lincoln VIP Core Fund(1)
2005  .      10.085    10.245           2       10.045    10.248         1
2006  .      10.245    11.454          40       10.248    11.463        30
---------    ------    ------      ------       ------    ------       ---
Lincoln VIP Delaware Bond
2005  .      10.027     9.880       1,013       10.356    10.434        91
2006  .       9.880    10.151       3,779       10.434    10.726       206
2007  .      10.151    10.502       6,029       10.726    11.101       353
2008  .      10.502     9.993       8,529       11.101    10.569       576
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Delaware Growth and Income
2005  .      10.121    10.338         2         10.017    10.349         77
2006  .      10.338    11.346        31         10.349    11.382        115
2007  .      11.346    11.760        27         11.382    11.821        121
2008  .      11.760     7.371        27         11.821     7.424        111
---------    ------    ------        --         ------    ------        ---
Lincoln VIP Delaware Social Awareness
2005  .       N/A        N/A        N/A         13.502    14.804         27
2006  .      10.459    11.781         3         14.804    16.273         78
2007  .      11.781    11.848         1         16.273    16.399        118
2008  .      11.848     7.583         1         16.399    10.517        159
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Delaware Special Opportunities
2007  .       9.633     9.114         1*        10.117     9.125         13
2008  .       9.114     5.635         1          9.125     5.654         97
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP FI Equity-Income
2005  .       N/A        N/A        N/A          9.986    10.457         38
2006  .      10.816    11.352         2         10.457    11.388        119
2007  .      11.352    11.571        18         11.388    11.631        164
2008  .      11.571     6.970        21         11.631     7.021        192
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Growth Fund(2)
2005  .       N/A        N/A        N/A         10.112    10.803         22
2006  .      11.296    11.191         5         10.803    11.227         64
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Growth Opportunities(3)
2005  .      11.611    11.410         1         11.146    11.423          1
2006  .      11.410    12.278         2         11.423    12.317         33
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Janus Capital Appreciation
2005  .       N/A        N/A        N/A         12.539    12.788          8
2006  .      13.180    13.627        17         12.788    13.727         84
2007  .      13.627    16.028         9         13.727    16.178        173
2008  .      16.028     9.265        14         16.178     9.370        221
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Marsico International Growth
2007  .      10.000    11.115        18          9.835    11.129        180
2008  .      11.115     5.543        54         11.129     5.561        604
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP MFS Value
2007  .       N/A        N/A        N/A          9.792     9.692         84
2008  .       9.260     6.402         9          9.692     6.423        780
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Mid-Cap Value
2007  .       9.944     8.611         2          9.879     8.622        153
2008  .       8.611     4.988         4          8.622     5.004        359
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Mondrian International Value
2005  .      10.296    11.069        10         15.517    17.091         60
2006  .      11.069    14.056        34         17.091    21.748        255
2007  .      14.056    15.307        34         21.748    23.730        415
2008  .      15.307     9.471        37         23.730    14.712        383
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Money Market Fund
2005  .       N/A        N/A        N/A          9.779     9.838         97
2006  .      10.074    10.273        19          9.838    10.079        695
2007  .      10.273    10.533        46         10.079    10.355      1,608
2008  .      10.533    10.529       100         10.355    10.372      5,464
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Bond Index
2008  .      10.141    10.432        23         10.024    10.443      1,117
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Developed International 150
2008  .       9.372     6.244         6          9.822     6.250        276
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Emerging Markets 100
2008  .       9.392     6.036         5          9.820     6.042        237
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA International Index
2008  .       9.570     6.380         7          9.936     6.387        345
---------    ------    ------       ---         ------    ------      -----
Lincoln VIPT SSGA Large Cap 100
2008  .       9.366     6.955         9          9.689     6.962        473
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Delaware Growth and Income
2005  .      10.056    10.364          16       10.365    10.367        15
2006  .      10.364    11.426         100       10.367    11.435        23
2007  .      11.426    11.897         215       11.435    11.913        26
2008  .      11.897     7.490         275       11.913     7.504        51
---------    ------    ------         ---       ------    ------        --
Lincoln VIP Delaware Social Awareness
2005  .       9.999    10.767         159       13.568    14.922         1
2006  .      10.767    11.864         249       14.922    16.451         3
2007  .      11.864    11.986         361       16.451    16.628         4
2008  .      11.986     7.706         471       16.628    10.696        20
---------    ------    ------         ---       ------    ------        --
Lincoln
VIP
Delaware
Special
Opportuni
2007  .       9.908     9.139         116        9.381     9.142         1
2008  .       9.139     5.677         430        9.142     5.681        36
---------    ------    ------         ---       ------    ------        --
Lincoln VIP FI Equity-Income
2005  .      10.029    10.472          64       10.265    10.475         2
2006  .      10.472    11.433         362       10.475    11.442        20
2007  .      11.433    11.706         506       11.442    11.721        19
2008  .      11.706     7.084         794       11.721     7.096        46
---------    ------    ------         ---       ------    ------        --
Lincoln VIP Growth Fund(2)
2005  .      10.182    10.818          42       10.008    10.821         2
2006  .      10.818    11.271         202       10.821    11.279         6
---------    ------    ------         ---       ------    ------        --
Lincoln VIP Growth Opportunities(3)
2005  .      10.923    11.440          10       10.681    11.443         3
2006  .      11.440    12.366          44       11.443    12.375        10
---------    ------    ------         ---       ------    ------        --
Lincoln VIP Janus Capital Appreciation
2005  .      12.587    12.869          28       12.600    12.889         2
2006  .      12.869    13.849          69       12.889    13.877         1
2007  .      13.849    16.362         318       13.877    16.404         8
2008  .      16.362     9.501         615       16.404     9.530        29
---------    ------    ------         ---       ------    ------        --
Lincoln
VIP
Marsico
Internati
Growth
2007  .      10.077    11.146         445        9.877    11.149        24
2008  .      11.146     5.584       1,034       11.149     5.588        76
---------    ------    ------       -----       ------    ------        --
Lincoln
VIP MFS
Value
2007  .      10.015     9.707         393        9.794     9.710        29
2008  .       9.707     6.449       2,750        9.710     6.454       128
---------    ------    ------       -----       ------    ------       ---
Lincoln
VIP
Mid-Cap
Value
2007  .       9.778     8.635         440        9.784     8.638        30
2008  .       8.635     5.024         595        8.638     5.028        41
---------    ------    ------       -----       ------    ------       ---
Lincoln VIP Mondrian International Value
2005  .       9.985    11.097         265       15.592    17.226         8
2006  .      11.097    14.156         801       17.226    21.985        23
2007  .      14.156    15.485       1,188       21.985    24.061        41
2008  .      15.485     9.624       1,207       24.061    14.962        44
---------    ------    ------       -----       ------    ------       ---
Lincoln VIP Money Market Fund
2005  .      10.001    10.074         282        9.826     9.915        57
2006  .      10.074    10.347       1,133        9.915    10.188        56
2007  .      10.347    10.656       3,721       10.188    10.498       298
2008  .      10.656    10.701      10,593       10.498    10.548       503
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIPT SSGA
Bond
Index
2008  .      10.024    10.457       3,226       10.154    10.459       180
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIPT SSGA
Developed
Internati
150
2008  .       9.822     6.259         729        8.645     6.260        35
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIPT SSGA
Emerging
Markets
100
2008  .       9.821     6.050         599        9.563     6.052        31
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIPT SSGA
Internati
Index
2008  .       9.937     6.395         920        9.046     6.397        48
---------    ------    ------      ------       ------    ------       ---
Lincoln
VIPT SSGA
Large Cap
100
2008  .       9.690     6.971       1,245        9.975     6.973        62
---------    ------    ------      ------       ------    ------       ---

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP SSgA S&P 500 Index
2007  .      10.986    11.191         3         11.388    11.248        116
2008  .      11.191     6.865        16         11.248     6.915        740
---------    ------    ------        --         ------    ------        ---
Lincoln VIP SSgA Small Cap Index
2007  .       9.486     9.119         2         10.081     9.130         53
2008  .       9.119     5.881         8          9.130     5.900        326
---------    ------    ------        --         ------    ------        ---
Lincoln VIPT SSGA Small/Mid Cap 200
2008  .       9.187     7.205         3          9.488     7.212        127
---------    ------    ------        --         ------    ------        ---
Lincoln VIP T. Rowe Price Growth Stock
2007  .       N/A        N/A        N/A         10.083     9.905         72
2008  .       8.840     5.620        14          9.905     5.638        156
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP T. Rowe Price Structured MId-Cap Growth
2005  .       N/A        N/A        N/A         12.764    14.708         14
2006  .      14.973    15.616        12         14.708    15.730         83
2007  .      15.616    17.326         6         15.730    17.487         99
2008  .      17.326     9.684         6         17.487     9.793        173
---------    ------    ------       ---         ------    ------        ---
Lincoln VIP Templeton Growth
2007  .      10.097     9.765        13         10.118     9.777        610
2008  .       9.765     5.938        36          9.777     5.957      1,610
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Turner Mid-Cap Growth
2007  .      10.618    10.915         1         10.082    10.819         90
2008  .      10.915     5.405         7         10.819     5.368        173
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP UBS Global Asset Allocation
2005  .      13.007    13.087         1         12.586    13.155         18
2006  .      13.087    14.638         9         13.155    14.744        189
2007  .      14.638    15.210         1         14.744    15.351        350
2008  .      15.210     9.921         2         15.351    10.032        449
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire 2010 Profile
2007  .       N/A        N/A        N/A         10.416    10.418          1
2008  .       N/A        N/A        N/A         10.418     7.759         59
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire 2020 Profile
2007  .       N/A        N/A        N/A          9.783    10.265          3
2008  .       N/A        N/A        N/A         10.265     7.345         83
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire 2030 Profile
2007  .       N/A        N/A        N/A          N/A        N/A        N/A
2008  .       9.699     7.004         1          9.903     7.026         88
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire 2040 Profile
2007  .       N/A        N/A        N/A          9.751    10.197          2
2008  .       9.443     6.411         1         10.197     6.432         23
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.389    10.854       103         10.000    10.866        157
2006  .      10.854    12.356       107         10.866    12.395        648
2007  .      12.356    13.399       127         12.395    13.468      1,026
2008  .      13.399     7.791        66         13.468     7.847      1,083
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire Conservative Profile
2005  .      10.240    10.225        14         10.073    10.237         47
2006  .      10.225    10.921        52         10.237    10.955        372
2007  .      10.921    11.496        45         10.955    11.556        830
2008  .      11.496     9.158        74         11.556     9.224      1,706
---------    ------    ------       ---         ------    ------      -----
Lincoln VIP Wilshire Moderate Profile
2005  .      10.311    10.442       100         10.006    10.454        810
2006  .      10.442    11.429       130         10.454    11.465      2,760
2007  .      11.429    12.198       234         11.465    12.261      5,294
2008  .      12.198     8.742       252         12.261     8.805      7,769
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln
VIP SSgA
S&P 500
Index
2007  .      11.442    11.320         206       11.453    11.335         45
2008  .      11.320     6.976       2,115       11.335     6.989        126
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIP SSgA
Small Cap
Index
2007  .      10.082     9.144         205       10.006     9.147          9
2008  .       9.144     5.924       1,197        9.147     5.929         49
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIPT SSGA
Small/Mid
Cap 200
2008  .       9.489     7.222         379       10.615     7.224         18
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIP T.
Rowe
Price
Growth
Stock
2007  .       9.867     9.921         131        9.323     9.924          1
2008  .       9.921     5.661         396        9.924     5.665         21
---------    ------    ------       -----       ------    ------        ---
Lincoln VIP T. Rowe Price Structured MId-Cap Growth
2005  .      13.739    14.805          30       13.751    14.824          1
2006  .      14.805    15.873          88       14.824    15.902          8
2007  .      15.873    17.690         144       15.902    17.731          9
2008  .      17.690     9.932         275       17.731     9.960         11
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIP
Templeton
Growth
2007  .      10.170     9.792       1,235        9.930     9.795         85
2008  .       9.792     5.981       2,911        9.795     5.986        207
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIP
Turner
Mid-Cap
Growth
2007  .      10.084    10.836         249        9.906    10.839         15
2008  .      10.836     5.390         462       10.839     5.394         24
---------    ------    ------       -----       ------    ------        ---
Lincoln VIP UBS Global Asset Allocation
2005  .      12.637    13.242          39       12.648    13.260          1*
2006  .      13.242    14.878         586       13.260    14.905         25
2007  .      14.878    15.529       1,000       14.905    15.566         34
2008  .      15.529    10.175       1,154       15.566    10.204         54
---------    ------    ------       -----       ------    ------        ---
Lincoln
VIP
Wilshire
2010
Profile
2007  .      10.017    10.434          24        N/A        N/A        N/A
2008  .      10.434     7.790         178       10.375     7.796          1
---------    ------    ------       -----       ------    ------       ----
Lincoln
VIP
Wilshire
2020
Profile
2007  .       9.928    10.280          16       10.224    10.283          1*
2008  .      10.280     7.375         334       10.283     7.381         21
---------    ------    ------       -----       ------    ------       ----
Lincoln
VIP
Wilshire
2030
Profile
2007  .      10.620    10.387           4       10.646    10.390          3
2008  .      10.387     7.056         232       10.390     7.060          6
---------    ------    ------       -----       ------    ------       ----
Lincoln
VIP
Wilshire
2040
Profile
2007  .      10.519    10.212           4        N/A        N/A        N/A
2008  .      10.212     6.458         145        9.836     6.463          4
---------    ------    ------       -----       ------    ------       ----
Lincoln VIP Wilshire Aggressive Profile
2005  .      10.000    10.881         129       10.047    10.885          3
2006  .      10.881    12.443         557       10.885    12.453        124
2007  .      12.443    13.555       1,392       12.453    13.572        117
2008  .      13.555     7.917       1,957       13.572     7.932        145
---------    ------    ------       -----       ------    ------       ----
Lincoln VIP Wilshire Conservative Profile
2005  .      10.074    10.252         215       10.100    10.254         11
2006  .      10.252    10.998       1,068       10.254    11.007         22
2007  .      10.998    11.630       3,347       11.007    11.645        110
2008  .      11.630     9.306       6,373       11.645     9.323        272
---------    ------    ------       -----       ------    ------       ----
Lincoln VIP Wilshire Moderate Profile
2005  .      10.008    10.469       1,333       10.031    10.472         84
2006  .      10.469    11.510       6,592       10.472    11.519        279
2007  .      11.510    12.340      11,552       11.519    12.356        680
2008  .      12.340     8.884      17,262       12.356     8.900      1,160
---------    ------    ------      ------       ------    ------      -----

                       with EEB                          with EGMDB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .       9.976    10.619        86          9.988    10.631        660
2006  .      10.619    11.839       179         10.631    11.876      3,011
2007  .      11.839    12.699       204         11.876    12.764      4,962
2008  .      12.699     8.259       252         12.764     8.318      6,566
---------    ------    ------       ---         ------    ------      -----
MFS VIT Growth Series
2008  .       N/A        N/A        N/A         13.600     9.100          8
---------    ------    ------       ---         ------    ------      -----
MFS VIT Total Return Series
2005  .      12.849    12.889         8         12.240    12.321        315
2006  .      12.889    14.088        25         12.321    13.495      1,198
2007  .      14.088    14.338        33         13.495    13.762      1,484
2008  .      14.338    10.906        64         13.762    10.489      1,732
---------    ------    ------       ---         ------    ------      -----
MFS VIT Utilities Series
2005  .      20.948    21.907         5         13.047    14.432         68
2006  .      21.907    28.093        13         14.432    18.544        329
2007  .      28.093    35.091        51         18.544    23.210        753
2008  .      35.091    21.369        63         23.210    14.162        840
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      15.029    15.811         1         11.926    13.310         32
2006  .      15.811    17.758        30         13.310    14.979        250
2007  .      17.758    21.306        35         14.979    18.008        310
2008  .      21.306    11.815        30         18.008    10.006        261
---------    ------    ------       ---         ------    ------      -----
Neuberger Berman AMT Regency Portfolio
2005  .      16.635    18.244         1         15.654    17.203         48
2006  .      18.244    19.860         4         17.203    18.763        130
2007  .      19.860    20.089         5         18.763    19.018        171
2008  .      20.089    10.658         6         19.018    10.110        156
---------    ------    ------       ---         ------    ------      -----



                       with GOP                        Acct Value DB
          ---------------------------------- ----------------------------------
           Accumulation unit                  Accumulation unit
                 value                              value
          --------------------   Number of   --------------------   Number of
           Beginning   End of   accumulation  Beginning   End of   accumulation
           of period   period      units      of period   period      units
          ----------- -------- ------------- ----------- -------- -------------
          (Accumulation unit value in dollars and Number of accumulation units
                                      in thousands)
Lincoln VIP Wilshire Moderately Aggressive Profile
2005  .      10.026    10.646         879       10.050    10.649       158
2006  .      10.646    11.923       3,914       10.649    11.932       412
2007  .      11.923    12.847       8,135       11.932    12.863       696
2008  .      12.847     8.393      12,369       12.863     8.408       706
---------    ------    ------      ------       ------    ------       ---
MFS VIT
Growth
Series
2008  .       9.236     6.320          34        5.728     4.091         2
---------    ------    ------      ------       ------    ------       ---
MFS VIT Total Return Series
2005  .      10.015    10.124         497       12.731    12.854        30
2006  .      10.124    11.116       2,428       12.854    14.120       119
2007  .      11.116    11.364       3,635       14.120    14.443       175
2008  .      11.364     8.683       3,933       14.443    11.041       196
---------    ------    ------      ------       ------    ------       ---
MFS VIT Utilities Series
2005  .      10.018    11.056         191        9.523    10.925         5
2006  .      11.056    14.242         819       10.925    14.081        52
2007  .      14.242    17.870       2,241       14.081    17.676       100
2008  .      17.870    10.932       2,244       17.676    10.818       137
---------    ------    ------      ------       ------    ------       ---
Neuberger Berman AMT Mid-Cap Growth Portfolio
2005  .      12.024    13.452         134       12.043    13.481         4
2006  .      13.452    15.177         350       13.481    15.216        23
2007  .      15.177    18.291         532       15.216    18.348        32
2008  .      18.291    10.189         385       18.348    10.225        29
---------    ------    ------      ------       ------    ------       ---
Neuberger Berman AMT Regency Portfolio
2005  .      15.777    17.381         108       15.803    17.419        12
2006  .      17.381    19.005         422       17.419    19.056        45
2007  .      19.005    19.311         372       19.056    19.373        44
2008  .      19.311    10.292         295       19.373    10.330        37
---------    ------    ------      ------       ------    ------       ---

*  All numbers less than 500 were rounded up to one.

(1) Effective April 30, 2007, the Lincoln Core Fund was reorganized into the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust.

(2) Effective April 30, 2007, the Lincoln Growth Fund, was reorganized into the LVIP Janus Capital Appreciation Fund, a series of Lincoln Variable Insurance Products Trust.

(3) Effective June 11, 2007, the Lincoln Growth Opportunities Fund was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust.

(4)Effective June 5, 2007, the Baron Capital Asset Fund, a series of Baron Capital Funds Trust, was reorganized into the LVIP Baron Growth Opportunities Fund, a series of Lincoln Variable Insurance Products Trust. The values in the table for periods prior to the date of the reorganization reflect investments in the Baron Capital Asset Fund.

OVERVIEW OF LIVING BENEFIT RIDERS

We offer a number of optional living benefit riders that, for an additional fee, offer certain guarantees, if certain conditions are met. These living benefit riders are described briefly below. Please see the more detailed description in the prospectus discussion for each rider, as well as the Charges and Other Deductions section of the prospectus, for important information on the costs, restrictions, and availability of each rider. Please consult your registered representative as to whether any living benefit rider is appropriate for you based on factors such as your investment objectives, risk tolerance, liquidity needs, and time horizon. Not all riders or features are available in all states. Prior versions of these riders may have different features.

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)       LINCOLN SMARTSECURITY(R)        LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE        ADVANTAGE 1-YR. AUTOMATIC      ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                         STEP-UP                LINCOLN LIFETIME INCOME(SM)
                                                           (PRIOR VERSIONS MAY VARY)            ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to guarantee that      Designed to guarantee that      Designed to guarantee that
                          at least the entire amount      if you make your first          if you make your first
                          of your purchase payments       withdrawal on or after the      withdrawal on or after the
                          will be returned to you         date you reach age 65, you      date you reach age 59 1/2 (age
                          through periodic                are guaranteed income for       65 under Joint Life), you
                          withdrawals, regardless of      your life (and your             are guaranteed income for
                          the investment performance      spouse's, under Joint Life      your life (and your
                          of the contract.  (no           version),                       spouse's, under Joint Life
                          longer available for            even after the entire           version).
                          purchase on or after            amount of purchase payments
                          January 16, 2009)               has been returned to you        LINCOLN LIFETIME INCOME(SM)
                                                          through periodic                Advantage Plus is designed
                                                          withdrawals.  If lifetime       to guarantee that contract
                                                          withdrawals are not in          value will not be less than
                                                          effect, you may make            the initial purchase
                                                          periodic withdrawals of the     payment (or contract value
                                                          Guaranteed Amount.              on rider date) at the end
                                                                                          of a 7-year period if you
                                                                                          make no withdrawals and
                                                                                          cancel the LINCOLN LIFETIME
                                                                                          INCOME(SM) Advantage at that
                                                                                          time.
------------------------------------------------------------------------------------------------------------------------
2. Current Fee            0.65% of Guaranteed Amount        0.65% (Single Life) or        0.90% of Guaranteed Amount
                                                             0.80% (Joint Life) of            (1.05% with LINCOLN
                                                               Guaranteed Amount          LIFETIME INCOME(SM) Advantage
                                                                                                     Plus)
-------------------------------------------------------------------------------------------------------------------------
3. Guaranteed             0.95% of Guaranteed Amount      1.50% of Guaranteed Amount      1.50% of Guaranteed Amount
   Maximum Fee
-------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                          I4LIFE(R) ADVANTAGE                4LATER(R) ADVANTAGE            1)  4LATER(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                            2)  I4LIFE(R) ADVANTAGE
                                                                                            GUARANTEED INCOME BENEFIT
                                                                                           (VERSION 3) (PRIOR VERSIONS
                                                                                                   MAY VARY)
                                                                                            3)  GUARANTEED INCOME
                                                                                            BENEFIT FOR PURCHASERS OF
                                                                                           LINCOLN LIFETIME INCOME(SM)
                                                                                                    ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
1. Overview               Designed to provide an          Designed to guarantee today     Designed to use the Income
                          income program that             a future minimum payout         Base established under
                          combines variable lifetime      floor for i4LIFE(R) Advantage   4LATER(R) Advantage (if
                          income payments and a death     regular income payments,        4LATER(R) Advantage
                          benefit with the ability to     regardless of investment        Guaranteed Income Benefit
                          make withdrawals during a       performance, by providing       is elected) or the Account
                          defined period.                 an Income Base during the       Value* established under
                                                          accumulation period that        i4LIFE(R) Advantage (if
                                                          can be used to establish in     i4LIFE(R) Advantage
                                                          the future a Guaranteed         Guaranteed Income Benefit
                                                          Income Benefit with i4LIFE(R)   is elected) or the
                                                          Advantage.                      Guaranteed Amount under
                                                                                          LINCOLN LIFETIME INCOME(SM)
                                                                                          Advantage (for prior
                                                                                          purchasers of LINCOLN
                                                                                          LIFETIME INCOME(SM) ) to
                                                                                          provide a minimum payout
                                                                                          floor for i4LIFE(R) Advantage
                                                                                          regular income payments,
                                                                                          regardless of investment
                                                                                          performance.

                                                                                          * Can instead use the
                                                                                          remaining Guaranteed Amount
                                                                                          under LINCOLN
                                                                                          SMARTSECURITY(R) Advantage
------------------------------------------------------------------------------------------------------------------------

2. Current Fee            Varies based on product and        0.65% of Income Base         1) 0.65% added to the i4LIFE(R)
                             death benefit option                                         Advantage charge
                              (assessed as a % of                                         (4LATER(R) Advantage
                            account value, and only                                       Guaranteed Income Benefit)
                             during annuity payout                                        2) 0.50% added to the i4LIFE(R)
                                    phase)                                                Advantage charge (i4LIFE(R)
                                                                                          Advantage Guaranteed Income
                                                                                          Benefit) (assessed as a % of
                                                                                          account value, and only during
                                                                                          annuity payout phase
------------------------------------------------------------------------------------------------------------------------
3. Guaranteed                 Same as current fee            1.50% of Income Base          1.50% added to the i4LIFE(R)
   Maximum Fee                                                                                Advantage charge
                                                                                          (assessed as a % of account
                                                                                             value, and only during
                                                                                             annuity payout phase)
------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
                            LINCOLN SMARTSECURITY(R)        LINCOLN SMARTSECURITY(R)       LINCOLN LIFETIME INCOME(SM)
                           ADVANTAGE 5-YR. ELECTIVE         ADVANTAGE 1-YR. AUTOMATIC    ADVANTAGE (WITH OR WITHOUT
                                    STEP-UP                          STEP-UP              LINCOLN LIFETIME INCOME(SM)
                                                            (PRIOR VERSIONS MAY VARY)          ADVANTAGE PLUS)
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals                 Yes - 7% annually                Yes - 5% annually               Yes - 5% annually
   Permitted                                                                             Withdrawals negate LINCOLN
                                                                                      LIFETIME INCOME(SM) Advantage
                                                                                                    Plus
------------------------------------------------------------------------------------------------------------------------
5. Payments                           No                   Yes (if conditions are met)   Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                    Purchase Payments              Purchase Payments               Purchase Payments
   Increases to              Optional 5-Year Step-Ups      Automatic Annual Step-Ups            5% Enhancements
   Guaranteed Amount,         (if conditions are met)       (if conditions are met)          Automatic Annual Step-Ups
   Income Base, or                                                                                 200% Step-Up
   Guaranteed Income                                                                          (if conditions are met)
   Benefit (as
   applicable)
------------------------------------------------------------------------------------------------------------------------
7. Investment                 Option 3 (different              Option 3 (different              Option 3 (different
   Requirements            Investment Requirements may     Investment Requirements may       Investment Requirements may
                            apply depending upon date       apply depending upon date        apply depending upon date
                                of purchase.  See               of purchase.  See                of purchase.  See
                            Investment Requirements         Investment Requirements           Investment Requirements
                            section of prospectus for      section of prospectus for        section of prospectus for
                                 more details)                   more details)                     more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to                        Yes                    Yes, after the first rider        Yes-may impact the charge
   Make Additional                                          anniversary, if cumulative
   Purchase                                                 payments are over $100,000
   Payments if Contract                                       and prior Home Office
   Value is greater than                                      approval is provided
   zero
------------------------------------------------------------------------------------------------------------------------
9. Spousal                          Yes                              Yes                               No
   Continuation
------------------------------------------------------------------------------------------------------------------------
10. Ability to                Yes, after 5 years               Yes, after 5 years                 Yes, after 7 Years
    Cancel Rider             following the later of           following the later of
                            rider effective date or          rider effective date or
                            contractowner-elected step-     contractowner-elected step-
                                      up                              up
------------------------------------------------------------------------------------------------------------------------

11. Nursing                           No                              No                               Yes
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect                         No                              No                               No
    Other Living Benefit
    Riders
------------------------------------------------------------------------------------------------------------------------


                             I4LIFE(R) ADVANTAGE             4LATER(R) ADVANTAGE          1)  4LATER(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                          2)  I4LIFE(R) ADVANTAGE
                                                                                         GUARANTEED INCOME BENEFIT
                                                                                        (VERSION 3) (PRIOR VERSIONS
                                                                                                  MAY VARY)
                                                                                           3)  GUARANTEED INCOME
                                                                                          BENEFIT FOR PURCHASERS OF
                                                                                         LINCOLN LIFETIME INCOME(SM)
                                                                                                  ADVANTAGE
------------------------------------------------------------------------------------------------------------------------
4. Withdrawals            Yes, during Access Period       Yes, only after you elect                   No
   Permitted                                                i4LIFE(R) Advantage


------------------------------------------------------------------------------------------------------------------------
5. Payments               Yes (if conditions are met)     If elect i4LIFE(R)Advantage        Yes (if conditions are met)
   for Life
------------------------------------------------------------------------------------------------------------------------
6. Potential                         N/A                     Purchase Payments                Automatic Annual Step-Ups
   Increases to                                           15% Enhancements (every 3           Prior versions will have
   Guaranteed Amount,                                             years)                          different Step-Up
   Income Base, or                                                                                  provisions
   Guaranteed Income                                     Resets to contract value
   Benefit (as
   applicable)                                            (if conditions are met)              (if conditions are met)
------------------------------------------------------------------------------------------------------------------------
7. Investment                       None                    Option 3 (different                    Option 3 (different
   Requirements                                         Investment Requirements may          Investment Requirements may
                                                         apply depending upon date            apply depending upon date
                                                             of purchase.  See                     of purchase.  See
                                                          Investment Requirements               Investment Requirements
                                                         section of prospectus for             section of prospectus for
                                                               more details)                        more details)
------------------------------------------------------------------------------------------------------------------------
8. Ability to               No (non-qualified                      Yes                                    No
   Make Additional                 contracts)
   Purchase
   Payments if              Yes, during Access Period,
   Contract Value           unless 4LATER(R) Advantage
   is greater than          Guaranteed Income Benefit
   zero                       or i4LIFE(R) Advantage
                            Guaranteed Income Benefit
                                 has been elected
                              (qualified contracts)
------------------------------------------------------------------------------------------------------------------------
9. Spousal                            No                   Yes (prior to Periodic                        No
   Continuation                                          Income Commencement Date)
------------------------------------------------------------------------------------------------------------------------
10. Ability to               No (non-qualified            Yes, after 3 years                     Yes, after 3 years
    Cancel Rider                contracts)              following the later of                 following the later of
                                                        rider effective date or               rider effective date or
                             Yes, at any time              most recent Reset                    most recent Reset (if
                           (qualified contracts)                                                 4LATER(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                            is elected or purchasers of
                                                                                             LINCOLN LIFETIME INCOME(SM)
                                                                                                Advantage elect the
                                                                                             Guaranteed Income Benefit)
                                                                                                Yes, at any time (if
                                                                                                 i4LIFE(R) Advantage
                                                                                             Guaranteed Income Benefit
                                                                                                     is elected)
------------------------------------------------------------------------------------------------------------------------
11. Nursing                           No                           No                                    No
    Home Benefit
------------------------------------------------------------------------------------------------------------------------
12. May Elect               Limited to Guaranteed         No (prior to Periodic                  Limited to i4LIFE(R)
    Other Living Benefit       Income Benefit           Income Commencement Date)                    Advantage
    Riders
------------------------------------------------------------------------------------------------------------------------


                                      SAI 2

Lincoln ChoicePlus AssuranceSM (L Share)
Lincoln New York Account N for Variable Annuities    (Registrant)


Lincoln Life & Annuity Company of New York   (Depositor)



Statement of Additional Information (SAI)
This SAI should be read in conjunction with the Lincoln ChoicePlus AssuranceSM (L Share) prospectus of Lincoln New York Account N for Variable Annuities dated May 1, 2009. You may obtain a copy of the Lincoln ChoicePlus AssuranceSM (L Share) prospectus on request and without charge. Please write Lincoln Life & Annuity Company of New York, PO Box 7866, Fort Wayne, IN 46802-7866, or call 1-888-868-2583.



Table of Contents




Item                                             Page
Special Terms                                   B-2
Services                                        B-2
Principal Underwriter                           B-2
Purchase of Securities Being Offered            B-2
Interest Adjustment Example                     B-2
Annuity Payouts                                 B-4
Examples of Regular Income Payment
Calculations                                    B-5


Item                                             Page
Determination of Accumulation and Annuity Unit
Value                                           B-5
Capital Markets                                 B-5
Advertising & Ratings                           B-6
More About the S&P 500 Index                    B-6
Additional Services                             B-6
Other Information                               B-7
Financial Statements                            B-7

This SAI is not a prospectus.
The date of this SAI is May 1, 2009.

Special Terms
The special terms used in this SAI are the ones defined in the Prospectus.


Services

Independent Registered Public Accounting Firm
The financial statements of the VAA and the financial statements of Lincoln New York appearing in this SAI and Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, Two Commerce Square, 2001 Market Street, Suite 4000, Philadelphia, Pennsylvania 19103, as set forth in their reports, also appearing in this SAI and in the Registration Statement. The financial statements audited by Ernst & Young LLP have been included herein in reliance on their reports given on their authority as experts in accounting and auditing.


Keeper of Records

All accounts, books, records and other documents which are required to be maintained for the VAA are maintained by us or by third parties responsible to Lincoln New York. We have entered into an agreement with The Bank of New York Mellon, One Mellon Bank Center, 500 Grant Street, Pittsburgh, Pennsylvania, 15258, to provide accounting services to the VAA. No separate charge against the assets of the VAA is made by us for this service. Administrative services necessary for the operations of the VAA and the contracts are currently provided by Lincoln Life. However, neither the assets of Lincoln Life nor the assets of LNC support the obligation of Lincoln New York under the contracts.



Principal Underwriter
Lincoln Financial Distributors, Inc., ("LFD"), an affiliate of Lincoln New York, serves as principal underwriter (the "Principal Underwriter") for the contracts, as described in the prospectus. The Principal Underwriter offers the contracts to the public on a continuous basis and anticipates continuing to offer the contracts, but reserves the right to discontinue the offering. The Principal Underwriter offers the contracts through sales representatives who are also associated with Lincoln Financial Advisors Corporation ("LFA"), our affiliate and the principal underwriter for certain other contracts issued by the Principal Underwriter. The Principal Underwriter also may enter into selling agreements with other broker-dealers ("Selling Firms") for the sale of the contracts. Sales representatives of Selling Firms are appointed as our insurance agents. LFA (prior to May 1, 2007) and LFD (on and after May 1,
2007), acting as the Principal Underwriter paid $8,920,347, $11,095,671, and $9,599,993 to LFA and Selling Firms in 2006, 2007, and 2008, respectively, as sales compensation with respect to the contracts. The Principal Underwriter retained no underwriting commissions for the sale of the contracts.



Purchase of Securities Being Offered
The variable annuity contracts are offered to the public through licensed insurance agents who specialize in selling our products; through independent insurance brokers; and through certain securities brokers/dealers selected by us whose personnel are legally authorized to sell annuity products. There are no special purchase plans for any class of prospective buyers. However, under certain limited circumstances described in the prospectus under the section Charges and Other Deductions, any applicable account fee and/or surrender charge may be reduced or waived.

Both before and after the annuity commencement date, there are exchange privileges between subaccounts, and from the VAA to the general account (if available) subject to restrictions set out in the prospectus. See The Contracts, in the prospectus. No exchanges are permitted between the VAA and other separate accounts.

The offering of the contracts is continuous.



Interest Adjustment Example
Note: This example is intended to show how the interest adjustment calculation impacts the surrender value of a representative contract. The surrender charges, annual account fee, adjustment factor, and guaranteed minimum interest rate values shown here are generally different from those that apply to specific contracts, particularly those contracts that deduct an initial sales load or pay a bonus on deposits. Calculations of the interest adjustment in your contract, if applicable, will be based on the factors applicable to your contract. The interest adjustment may be referred to as a market value adjustment in your contract.

                     SAMPLE CALCULATIONS FOR MALE 35 ISSUE

                             CASH SURRENDER VALUES



         Single Premium..................    $50,000
         Premium taxes...................    None
         Withdrawals.....................    None
         Guaranteed Period...............    5 years
         Guaranteed Interest Rate........    3.50%
         Annuity Date....................    Age 70
         Index Rate A....................    3.50%
         Index Rate B....................    4.00% End of contract year 1
                                             3.50% End of contract year 2
                                             3.00% End of contract year 3
                                             2.00% End of contract year 4
         Percentage adjustment to B......    0.50%



         Interest Adjustment Formula                  (1 + Index A)n
                                              ------------------------------
                                                                             -1
         n = Remaining Guaranteed Period      (1 + Index B + % Adjustment)n

                          SURRENDER VALUE CALCULATION



                                               (3)
                (1)       (2)                  Adjusted   (4)       (5)          (6)         (7)
                Annuity   1 + Interest         Annuity    Minimum   Greater of   Surrender   Surrender
Contract Year   Value     Adjustment Formula   Value      Value     (3) & (4)    Charge      Value
--------------- --------- -------------------- ---------- --------- ------------ ----------- ----------
  1............ $51,710        0.962268        $49,759    $50,710   $50,710      $4,250      $46,460
  2............ $53,480        0.985646        $52,712    $51,431   $52,712      $4,250      $48,462
  3............ $55,312        1.000000        $55,312    $52,162   $55,312      $4,000      $51,312
  4............ $57,208        1.009756        $57,766    $52,905   $57,766      $3,500      $54,266
  5............ $59,170           N/A          $59,170    $53,658   $59,170      $3,000      $56,170

                           ANNUITY VALUE CALCULATION



                   BOY*                              Annual        EOY**
                   Annuity       Guaranteed          Account       Annuity
Contract Year      Value         Interest Rate       Fee           Value
------------------ ---------     ---------------     ---------     ----------
   1...............$50,000   x       1.035       -   $40       =   $51,710
   2...............$51,710   x       1.035       -   $40       =   $53,480
   3...............$53,480   x       1.035       -   $40       =   $55,312
   4...............$55,312   x       1.035       -   $40       =   $57,208
   5...............$57,208   x       1.035       -   $40       =   $59,170

                         SURRENDER CHARGE CALCULATION



                   Surrender
                   Charge                       Surrender
Contract Year      Factor         Deposit       Charge
------------------ ----------     ---------     ----------
   1...............     8.5%  x   $50,000   =   $4,250
   2...............     8.5%  x   $50,000   =   $4,250
   3...............     8.0%  x   $50,000   =   $4,000
   4...............     7.0%  x   $50,000   =   $3,500
   5...............     6.0%  x   $50,000   =   $3,000

                       1 + INTEREST ADJUSTMENT FORMULA CALCULATION



Contract Year       Index A      Index B      Adj Index B      N        Result
----------------    ---------    ---------    -------------    -----    ---------
  1.............     3.50%        4.00%          4.50%          4       0.962268
  2.............     3.50%        3.50%          4.00%          3       0.985646
  3.............     3.50%        3.00%          3.50%          2       1.000000
  4.............     3.50%        2.00%          2.50%          1       1.009756
  5.............     3.50%         N/A            N/A          N/A         N/A

                           MINIMUM VALUE CALCULATION



                                  Minimum             Annual
                                  Guaranteed          Account       Minimum
Contract Year                     Interest Rate       Fee           Value
------------------                ---------------     ---------     ----------
   1...............$50,000    x       1.015       -   $40       =   $50,710
   2...............$50,710    x       1.015       -   $40       =   $51,431
   3...............$51,431    x       1.015       -   $40       =   $52,162
   4...............$52,162    x       1.015       -   $40       =   $52,905
   5...............$52,905    x       1.015       -   $40       =   $53,658

                               * BOY = beginning of year

                                          ** EOY = end of year



Annuity Payouts

Variable Annuity Payouts
Variable annuity payouts will be determined on the basis of:
 o the dollar value of the contract on the annuity commencement date less any applicable premium tax;
 o the annuity tables contained in the contract;
 o the type of annuity option selected; and
 o the investment results of the fund(s) selected.

In order to determine the amount of variable annuity payouts, we make the following calculation:
 o first, we determine the dollar amount of the first payout;
 o second, we credit the contract with a fixed number of annuity units based on the amount of the first payout; and
 o third, we calculate the value of the annuity units each period thereafter.

These steps are explained below.

The dollar amount of the first periodic variable annuity payout is determined by applying the total value of the accumulation units credited under the contract valued as of the annuity commencement date (less any premium taxes) to the annuity tables contained in the contract. The first variable annuity payout will be paid 14 days after the annuity commencement date. This day of the month will become the day on which all future annuity payouts will be paid. Amounts shown in the tables are based on the 1983 Table "a" Individual Annuity Mortality Tables modified, with an assumed investment return at the rate of 3%, 4% or 5% per annum, depending on the terms of your contract. The first annuity payout is determined by multiplying the benefit per $1,000 of value shown in the contract tables by the number of thousands of dollars of value accumulated under the contract. These annuity tables vary according to the form of annuity selected and the age of the annuitant at the annuity commencement date. The assumed interest rate is the measuring point for subsequent annuity payouts. If the actual net investment rate (annualized) exceeds the assumed interest rate, the payout will increase at a rate equal to the amount of such excess.

Conversely, if the actual rate is less than the assumed interest rate, annuity payouts will decrease. If the assumed rate of interest were to be increased, annuity payouts would start at a higher level but would decrease more rapidly or increase more slowly.

We may use sex-distinct annuity tables in contracts that are not associated with employer sponsored plans and where not prohibited by law.

At an annuity commencement date, the contract is credited with annuity units for each subaccount on which variable annuity payouts are based. The number of annuity units to be credited is determined by dividing the amount of the first periodic payout by the value of an annuity unit in each subaccount selected. Although the number of annuity units is fixed by this process, the value of such units will vary with the value of the underlying fund. The amount of the second and subsequent periodic payouts is determined by multiplying the contractowner's fixed number of annuity units in each subaccount by the appropriate annuity unit value for the valuation date ending 14 days prior to the date that payout is due.

The value of each subaccount's annuity unit will be set initially at $1.00. The annuity unit value for each subaccount at the end of any valuation date is determined by multiplying the subaccount annuity unit value for the immediately preceding valuation date by the product of:
 o The net investment factor of the subaccount for the valuation period for which the annuity unit value is being determined, and
 o A factor to neutralize the assumed investment return in the annuity table.

The value of the annuity units is determined as of a valuation date 14 days prior to the payment date in order to permit calculation of amounts of annuity payouts and mailing of checks in advance of their due dates. Such checks will normally be issued and mailed at least three days before the due date.


Proof of Age, Sex and Survival

We may require proof of age, sex, or survival of any payee upon whose age, sex, or survival payments depend.



Examples of Regular Income Payment Calculations
These examples will illustrate the impact of the length of the access period and the impact of a withdrawal on the regular income payments. These examples assume that the investment return is the same as the assumed investment return
(AIR) to make the regular income payment calculations simpler to understand. The regular income payments will vary based on the investment performance of the underlying funds.


         Annuitant............................ Male, Age 65
         Secondary Life....................... Female, Age 63
         Purchase Payment..................... $200,000.00
         Regular Income Payment Frequency..... Annual
         AIR.................................. 4.0%
         Hypothetical Investment Return....... 4.0%

                                               15-year Access Period    30-Year Access Period
         Regular Income Payment............... $ 10,795.64              $9,974.48

A 10% withdrawal from the account value will reduce the regular income payments by 10% to $9,716.07 with the 15-year access period and $8,977.03 with the 30-year access period.

At the end of the 15-year access period, the remaining account value of $135,374.66 (assuming no withdrawals) will be used to continue the $10,795.64 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. At the end of the 30-year access period, the remaining account value of $66,884.77 (assuming no withdrawals) will be used to continue the $9,974.48 regular income payment during the lifetime income period for the lives of the annuitant and secondary life. (Note: the regular income payments during the lifetime income period will vary with the investment performance of the underlying funds).



Determination of Accumulation and Annuity Unit Value
A description of the days on which accumulation and annuity units will be valued is given in the prospectus. The New York Stock Exchange's (NYSE) most recent announcement (which is subject to change) states that it will be closed on weekends and on these holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. If any of these holidays occurs on a weekend day, the Exchange may also be closed on the business day occurring just before or just after the holiday. It may also be closed on other days.

Since the portfolios of some of the fund and series will consist of securities primarily listed on foreign exchanges or otherwise traded outside the United States, those securities may be traded (and the net asset value of those fund and series and of the variable account could therefore be significantly affected) on days when the investor has no access to those funds and series.


Capital Markets

Beginning in 2008 and continuing as of the date of this prospectus, the capital and credit markets have experienced an unusually high degree of volatility. As a result, the market for fixed income securities has experienced illiquidity, increased price volatility, credit downgrade events and increased expected probability of default. Securities that are less liquid are more difficult to value and may be hard to sell, if desired. During this time period, domestic and international equity markets have also been experiencing heightened volatility and turmoil, with issuers (such as our company) that have exposure to the real estate, mortgage and credit markets particularly affected.

In any particular year, our capital may increase or decrease depending on a variety of factors - the amount of our statutory income or losses (which itself is sensitive to equity market and credit market conditions), the amount of additional capital we must hold to support business growth, changes in reserving requirements, our inability to secure capital market solutions to provide reserve relief, such as issuing letters of credit to support captive reinsurance structures, changes in equity market levels, the value of certain fixed-income and equity securities in our investment portfolio and changes in interest rates.


Advertising & Ratings

We may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend Lincoln New York or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Nationally recognized rating agencies rate the financial strength of our Company. The ratings do not imply approval of the product and do not refer to the performance of the product, or to the VAA, including underlying investment options. Ratings are not recommendations to buy our products. Each of the rating agencies reviews its ratings periodically. Accordingly, all ratings are subject to revision or withdrawal at any time by the rating agencies, and therefore, no assurance can be given that these ratings will be maintained. In late September and early October of 2008, A.M. Best Company, Fitch, Moody's and Standard & Poor's each revised their outlook for the U.S. life insurance sector from stable to negative. Our financial strength ratings, which are intended to measure our ability to meet contract holder obligations, are an important factor affecting public confidence in most of our products and, as a result, our competitiveness. A downgrade of our financial strength rating could affect our competitive position in the insurance industry by making it more difficult for us to market our products as potential customers may select companies with higher financial strength ratings and by leading to increased withdrawals by current customers seeking companies with higher financial strength ratings.


More About the S&P 500 Index

Investors look to indexes as a standard of market performance. Indexes are groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The LVIP SSgA S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.



Additional Services
Dollar Cost Averaging (DCA) - You may systematically transfer, on a monthly basis or in accordance with other terms we make available, amounts from certain subaccounts, or the fixed side (if available) of the contract into the subaccounts or in accordance with other terms we make available. You may elect to participate in the DCA program at the time of application or at anytime before the annuity commencement date by completing an election form available from us. The minimum amount to be dollar cost averaged is $2,000 over any period between six and 60 months. Once elected, the program will remain in effect until the earlier of:
 o the annuity commencement date;

 o the value of the amount being DCA'd is depleted; or
 o you cancel the program by written request or by telephone if we have your telephone authorization on file.

We reserve the right to restrict access to this program at any time.

A transfer made as part of this program is not considered a transfer for purposes of limiting the number of transfers that may be made, or assessing any charges or interest adjustment which may apply to transfers. Upon receipt of an additional purchase payment allocated to the DCA fixed account, the existing program duration will be extended to reflect the end date of the new DCA program. However, the existing interest crediting rate will not be extended. The existing interest crediting rate will expire at its originally scheduled expiration date and the value remaining in the DCA account from the original amount as well as any additional purchase payments will be credited with interest at the standard DCA rate at the time. We reserve the right to discontinue this program at any time. DCA does not assure a profit or protect against loss.

Automatic Withdrawal Service (AWS) - AWS provides an automatic, periodic withdrawal of contract value to you. AWS may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. You may elect to participate in AWS at the time of application or at any time before the annuity commencement date by sending a written request to us. The minimum contract value required to establish AWS is $10,000. You may cancel or make changes to your AWS program at any time by sending a written request to us. If telephone authorization has been elected, certain changes may be made by telephone. Notwithstanding the requirements of the program, any withdrawal must be permitted under Section 401(a)(9) of the IRC for qualified plans or permitted under Section 72 of the IRC for non-qualified contracts. To the extent that withdrawals under AWS do not qualify for an exemption from the contingent deferred sales charge, we will assess any applicable surrender charges on those withdrawals. See Contingent deferred sales charges.

Cross Reinvestment Program/Earnings Sweep Program - Under this option, account value in a designated variable subaccount of the contract that exceeds a certain baseline amount is automatically transferred to another specific variable subaccount(s) of the contract at specific intervals. You may elect to participate in the cross reinvestment program at the time of application or at any time before the annuity commencement date by sending a written request to us or by telephone if we have your telephone authorization on file. You designate the holding account, the receiving account(s), and the baseline amount. Cross reinvestment will continue until we receive authorization to terminate the program.

The minimum holding account value required to establish cross-reinvestment is $10,000. A transfer under this program is not considered a transfer for purposes of limiting the number of transfers that may be made. We reserve the right to discontinue this service at any time.


Portfolio Rebalancing - Portfolio rebalancing is an option, which, if elected by the contractowner, restores to a pre-determined level the percentage of the contract value, allocated to each variable subaccount. This pre-determined level will be the allocation initially selected when the contract was purchased, unless subsequently changed. The portfolio rebalancing allocation may be changed at any time by submitting a written request to us. If portfolio rebalancing is elected, all purchase payments allocated to the variable subaccounts must be subject to portfolio rebalancing. Portfolio rebalancing may take place on either a monthly, quarterly, semi-annual or annual basis, as selected by the contractowner. Once the portfolio rebalancing option is activated, any variable subaccount transfers executed outside of the portfolio rebalancing program will terminate the portfolio rebalancing program. Any subsequent purchase payment or withdrawal that modifies the account balance within each variable subaccount may also cause termination of the portfolio rebalancing program. Any such termination will be confirmed to the contractowner. The contractowner may terminate the portfolio rebalancing program or re-enroll at any time by sending a written request to us. If telephone authorization has been elected, the contractowner may make these elections by phone. The portfolio rebalancing program is not available following the annuity commencement date.



Other Information
Due to differences in redemption rates, tax treatment or other considerations, the interests of contractowners under the variable life accounts could conflict with those of contractowners under the VAA. In those cases, where assets from variable life and variable annuity separate accounts are invested in the same fund(s) (i.e., where mixed funding occurs), the Boards of Directors of the fund involved will monitor for any material conflicts and determine what action, if any, should be taken. If it becomes necessary for any separate account to replace shares of any fund with another investment, that fund may have to liquidate securities on a disadvantageous basis. Refer to the prospectus for each fund for more information about mixed funding.



Financial Statements
The December 31, 2008 financial statements of the VAA and the December 31, 2008 financial statements of Lincoln New York appear on the following pages.

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
            (Formerly Jefferson-Pilot LifeAmerica Insurance Company)

                              Financial Statements
                 For the Year Ended December 31, 2008, 2007 and
             for the Periods from April 3 through December 31, 2006
                      and January 1 through April 2, 2006.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholder of
Lincoln Life & Annuity Company of New York

We have audited the accompanying balance sheets of Lincoln Life & Annuity Company of New York (the Company) as of December 31, 2008 and 2007, and the related statements of income, stockholder's equity, and cash flows for each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lincoln Life & Annuity Company of New York at December 31, 2008 and 2007, and the results of its operations and its cash flows for the each of the two years in the period ended December 31, 2008, for the period from April 3 through December 31, 2006, and for the period from January 1 through April 2, 2006, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young, LLP

Philadelphia, Pennsylvania
March 25, 2009

                   LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK

                                 BALANCE SHEETS
                        (IN MILLIONS, EXCEPT SHARE DATA)

                                                                        AS OF DECEMBER 31,
                                                                        ------------------
                                                                          2008      2007
                                                                        -------   --------
ASSETS
Investments:
   Available-for-sale securities, at fair value:
      Fixed maturity (amortized cost: 2008 -- $5,778; 2007 -- $5,767)    $5,159    $ 5,759
      Equity (cost: 2008 -- $3; 2007 -- $3)                                   2          2
   Mortgage loans on real estate                                            294        260
   Policy loans                                                             430        432
   Other investments                                                          2          3
                                                                         ------    -------
      Total investments                                                   5,887      6,456
Cash and invested cash                                                       55        129
Deferred acquisition costs and value of business acquired                 1,115        799
Premiums and fees receivable                                                  3          4
Accrued investment income                                                    86         83
Reinsurance recoverables                                                    595        479
Goodwill                                                                    162        162
Other assets                                                                 88         80
Separate account assets                                                   1,690      2,284
                                                                         ------    -------
      Total assets                                                       $9,681    $10,476
                                                                         ======    =======
LIABILITIES AND STOCKHOLDER'S EQUITY
LIABILITIES:
Future contract benefits                                                 $1,568    $ 1,448
Other contract holder funds                                               4,866      4,865
Other liabilities                                                            70        222
Separate account liabilities                                              1,690      2,284
                                                                         ------    -------
      Total liabilities                                                   8,194      8,819
                                                                         ------    -------
CONTINGENCIES AND COMMITMENTS (SEE NOTE 12)
STOCKHOLDER'S EQUITY:
Common stock -- 132,000 shares, authorized, issued and outstanding          940        940
Retained earnings                                                           757        724
Accumulated other comprehensive loss                                       (210)        (7)
                                                                         ------    -------
      Total stockholder's equity                                          1,487      1,657
                                                                         ------    -------
         Total liabilities and stockholder's equity                      $9,681    $10,476
                                                                         ======    =======

                 See accompanying Notes to Financial Statements

                              STATEMENTS OF INCOME
                                  (IN MILLIONS)

                                                                                         PERIOD FROM   PERIOD FROM
                                                             FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                           YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                          DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                              2008           2007           2006           2006
                                                          ------------   ------------   ------------   -----------
REVENUES:
Insurance premiums                                             $ 98           $ 98           $ 27           $ 5
Insurance fees                                                  248            234             89             5
Net investment income                                           395            361            161            19
Realized loss                                                   (98)           (25)            (1)           --
                                                               ----           ----           ----           ---
   Total revenues                                               643            668            276            29
                                                               ----           ----           ----           ---
BENEFITS AND EXPENSES:
Interest credited                                               209            194             95            11
Benefits                                                        228            192             43             7
Underwriting, acquisition, insurance and other expenses         156            128             77             6
                                                               ----           ----           ----           ---
   Total benefits and expenses                                  593            514            215            24
                                                               ----           ----           ----           ---
Income before taxes                                              50            154             61             5
Federal income taxes                                             14             52             19             2
                                                               ----           ----           ----           ---
      Net income                                               $ 36           $102           $ 42           $ 3
                                                               ====           ====           ====           ===

                 See accompanying Notes to Financial Statements

                       STATEMENTS OF STOCKHOLDER'S EQUITY
                                  (IN MILLIONS)

                                                                                               PERIOD FROM   PERIOD FROM
                                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
COMMON STOCK:
Balance at beginning-of-period                                     $  940         $  235          $235          $ 181
Stock compensation                                                     --            --            --              1
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --           (182)
   Lincoln National Corporation purchase price                         --             (1)           --            233
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              2
Capital contribution                                                   --            706            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        940            940           235            235
                                                                   ------         ------          ----          -----
RETAINED EARNINGS:
Balance at beginning-of-period                                        724            623           581             26
Acquisition by Lincoln National Corporation:
   Sale of stockholder's equity                                        --             --            --            (29)
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --            581
Cumulative effect of adoption of SOP 05-1                              --             (1)           --             --
Comprehensive (loss) income                                          (167)            81            53             (7)
Less other comprehensive income (loss), net of tax                   (203)           (21)           11            (10)
                                                                   ------         ------          ----          -----
   Net income                                                          36            102            42              3
Dividends declared                                                     (3)            --            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                        757            724           623            581
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN (LOSS) ON AVAILABLE-FOR-SALE SECURITIES:
Balance at beginning-of-period                                         (8)            14             3             10
Merger with Predecessor Lincoln Life & Annuity
   Company of New York                                                 --             --            --              3
Change during the period                                             (203)           (22)           11            (10)
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                       (211)            (8)           14              3
                                                                   ------         ------          ----          -----
NET UNREALIZED GAIN ON DERIVATIVE INSTRUMENTS:

Balance at beginning-of-period                                          1             --            --             --
Change during the period                                               --              1            --             --
                                                                   ------         ------          ----          -----
      Balance at end-of-period                                          1              1            --             --
                                                                   ------         ------          ----          -----
         Total stockholder's equity at end-of-period               $1,487         $1,657          $872          $ 819
                                                                   ======         ======          ====          =====

                 See accompanying Notes to Financial Statements

                            STATEMENTS OF CASH FLOWS
                                  (IN MILLIONS)

                                                                                              PERIOD FROM    PERIOD FROM
                                                                  FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                    2008           2007           2006           2006
                                                                ------------   ------------   ------------   -----------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                          $  36          $ 102          $  42         $  3
Adjustments to reconcile net income to net cash provided
   by operating activities:
      Deferred acquisition costs, value of business acquired,
         deferred sales inducements and deferred front end
         loads deferrals and interest, net of amortization              7            (41)           (34)          (4)
      Change in premiums and fees receivable                            1              9             --           --
      Change in accrued investment income                              (3)           (23)             1           (1)
      Change in future contract benefits                              120             51             46            1
      Change in other contract holder funds                           (70)           (51)           (12)           5
      Change in reinsurance recoverables                             (116)           (35)           (12)          --
      Change in federal income tax accruals                           (26)            59              8            5
      Realized loss                                                    98             25              1           --
      Stock-based compensation expense                                  1             --             --            1
      Other                                                           (16)           (21)            (4)          (3)
                                                                    -----          -----          -----         ----
         Net cash provided by operating activities                     32             75             36            7
                                                                    -----          -----          -----         ----
CASH FLOWS FROM INVESTING ACTIVITIES:
Purchases of available-for-sale securities                           (833)          (734)          (349)          (8)
Sales of available-for-sale securities                                162            143             84           12
Maturities of available-for-sale securities                           548            550            212           16
Purchases of other investments                                        (76)           (82)           (11)          --
Sales or maturities of other investments                               37             79             13            4
Cash acquired from merger                                              --             --             12           --
Other                                                                  --             --             (6)          --
                                                                    -----          -----          -----         ----
         Net cash (used in) provided by investing activities         (162)           (44)           (45)          24
                                                                    -----          -----          -----         ----
CASH FLOWS FROM FINANCING ACTIVITIES:
Deposits of fixed account values, including the fixed
   portion of variable                                                538            541            395           27
Withdrawals of fixed account values, including the fixed
   portion of variable                                               (406)          (412)          (296)         (65)
Transfers to and from separate accounts, net                          (72)           (74)           (45)          --
Common stock issued for benefit plans and excess tax benefits          (4)            --             --           --
                                                                    -----          -----          -----         ----
         Net cash provided by (used in) financing activities           56             55             54          (38)
                                                                    -----          -----          -----         ----
            Net increase (decrease) in cash and invested cash         (74)            86             45           (7)
            Cash and invested cash at beginning-of-period             129             43             (2)           5
                                                                    -----          -----          -----         ----
               Cash and invested cash at end-of-period              $  55          $ 129          $  43         $ (2)
                                                                    =====          =====          =====         ====

                 See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. NATURE OF OPERATIONS, BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

NATURE OF OPERATIONS

Lincoln Life & Annuity Company of New York ("LLANY" or the "Company," which also may be referred to as "we," "our" or "us"), a wholly-owned subsidiary of The Lincoln National Life Insurance Company ("LNL"), a wholly-owned subsidiary of Lincoln National Corporation ("LNC" or the "Ultimate Parent"), and formerly referred to as Jefferson-Pilot LifeAmerica Insurance Company ("JPLA"), is domiciled in the state of New York. LLANY is principally engaged in the sale of individual life insurance products, individual annuity products and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents and brokers throughout the U.S. LLANY is licensed and sells its products throughout the United States of America ("U.S.") and several U.S. territories, see Note 21.

BASIS OF PRESENTATION

The accompanying financial statements are prepared in accordance with U.S. generally accepted accounting principles ("GAAP"). Certain GAAP policies, which significantly affect the determination of financial position, results of operations and cash flows, are summarized below.

On April 3, 2006, LNC completed its merger with Jefferson-Pilot Corporation ("Jefferson-Pilot"). At that time, JPLA, a wholly-owned subsidiary of Jefferson Pilot Financial Insurance Company ("JPFIC"), a wholly-owned subsidiary of Jefferson-Pilot, became a wholly-owned subsidiary of LNC. Associated with the merger between LNC and Jefferson-Pilot, JPLA and the predecessor Lincoln Life & Annuity Company of New York ("predecessor LLANY") were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

Statement of Financial Accounting Standards ("SFAS") No. 141, "Business Combination" ("SFAS 141"), excludes transfers of net assets or exchanges of shares between entities under common control, and notes that certain provisions under Accounting Principles Board ("APB") Opinion No. 16, "Business Combinations," provide a source of guidance for such transactions. In accordance with APB Opinion No. 16, the financial statements are presented as if on April 3, 2006, LLANY completed the merger with predecessor LLANY, and has included the results of operations and financial condition of predecessor LLANY in our financial statements beginning on April 3, 2006, and all comparative financial statements are restated and presented as if the entities had been previously combined, in a manner similar to a pooling-of interests. The financial statements for the period from January 1, 2006, through April 2, 2006, exclude the results of operations and financial condition of predecessor LLANY.

LLANY also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices ("SAP") and are significantly different from financial statements prepared in accordance with GAAP. See Note 19 for additional discussion on SAP.

Certain amounts reported in prior years' financial statements have been reclassified to conform to the presentation adopted in the current year. These reclassifications had no effect on net income or stockholder's equity of the prior years.

For the period from January 1, 2006, through April 2, 2006, the period from April 3, 2006 to December 31, 2006 and for the year ended December 31, 2007, we have reclassified the results of certain derivatives and embedded derivatives to realized gain (loss), which were previously reported within insurance fees, net investment income, interest credited or benefits on our Statements of Income. The associated amortization expense of deferred acquisition costs ("DAC") and value of business acquired ("VOBA") (previously reported within underwriting, acquisition, insurance and other expenses), deferred sales inducements ("DSI") (previously reported within interest credited), deferred front-end loads ("DFEL") (previously reported within insurance fees) and changes in contract holder funds (previously reported within benefits) have also been reclassified to realized loss on our Statements of Income.

The detail of the reclassifications (in millions) from what was previously reported in prior period Statements of Income (in millions) was as follows:

                                             FOR THE
                                           YEAR ENDED
                                          DECEMBER, 31
                                              2007
                                          ------------
Realized loss, as previously reported         $(19)
Effect of reclassifications to:
   Insurance fees                                3
   Net investment income                         1
   Interest credited                             1
   Benefits                                    (15)
   Underwriting, acquisition, insurance
      and other expenses                         4
                                              ----
         Realized loss, as adjusted           $(25)
                                              ====

The reclassifications for the period from January 1 through April 2, 2006, and from April 3 through December 31, 2006, were not significant.

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

ACCOUNTING ESTIMATES AND ASSUMPTIONS

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, asset valuation allowances, DAC, VOBA, goodwill, future contract benefits, other contract holder funds (including DFEL), pension plans, income taxes and the potential effects of resolving litigated matters.

BUSINESS COMBINATIONS

For all business combination transactions initiated after June 30, 2001, the purchase method of accounting has been used, and accordingly, the assets and liabilities of the acquired company have been recorded at their estimated fair values as of the merger date. The allocation of fair values may be subject to adjustment after the initial allocation for up to a one-year period as more information relative to the fair values as of the acquisition date becomes available. The financial statements include the results of operations of any acquired company since the acquisition date.

AVAILABLE-FOR-SALE SECURITIES

Securities classified as available-for-sale consist of fixed maturity and equity securities and are stated at fair value with unrealized gains and losses included as a separate component of accumulated other comprehensive income ("OCI"), net of associated DAC, VOBA, DSI, other contract holder funds and deferred income taxes.

We measure the fair value of our securities classified as available-for-sale based on assumptions used by market participants in pricing the security. Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2. The most appropriate valuation methodology is selected based on the specific characteristics of the fixed maturity or equity security, and we consistently apply the valuation methodology to measure the security's fair value. Our fair value measurement is based on a market approach which utilizes prices and other relevant information generated by market transactions involving identical or comparable securities. Sources of inputs to the market approach include: third party pricing services, independent broker quotations or pricing matrices. We use observable and unobservable inputs to our valuation methodologies. Observable inputs include benchmark yields, reported trades, broker-dealer quotes, issuer spreads, two-sided markets, benchmark securities, bids, offers and reference data. In addition, market indicators, industry and economic events are monitored and further market data is acquired if certain triggers are met. For certain security types, additional inputs may be used, or some of the inputs described above may not be applicable. For broker-quoted only securities, quotes from market makers or broker-dealers are obtained from sources recognized to be market participants. In order to validate the pricing information and broker-dealer quotes, we employ, where possible, procedures that include comparisons with similar observable positions, comparisons with subsequent sales, and discussions with senior business leaders and brokers as well as observations of general market movements for those security classes. For those securities trading in less liquid or illiquid markets with limited or no pricing information, we use unobservable inputs in order to measure the fair value of these securities. In cases where this information is not available, such as for privately placed securities, fair value is estimated using an internal pricing matrix. This matrix relies on management's judgment concerning: the discount rate used in calculating expected future cash flows, credit quality, industry sector performance and expected maturity.

We do not adjust prices received from third parties; however, we analyze the third party pricing services' valuation methodologies and related inputs and perform additional evaluation to determine the appropriate level within the fair value hierarchy. See Note 2 "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" for more information regarding the fair value hierarchy.

Dividends and interest income, recorded in net investment income, are recognized when earned. Amortization of premiums and accretion of discounts on investments in debt securities are reflected in net investment income over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on the sale of investments are determined using the specific identification method.

We regularly review available-for-sale securities for declines in fair value that we determine to be other-than-temporary. The cost basis of securities that are determined to be other-than-temporarily impaired is written down to current fair value with a corresponding charge to realized gain (loss) on our Statements of Income. A write-down for impairment can be recognized for both credit-related events and for a decline in fair value due to changes in interest rates. Once a security is written down to fair value through net income, any subsequent recovery of fair value cannot be recognized in net income until the security is sold. However, in the event that the security is written down due to an interest-rate related impairment, a recovery in value is accreted through investment income over the life of the security. In evaluating whether a decline in value is other-than-temporary, we consider several factors including, but not limited to: the severity (generally if greater than 20%) and duration (generally if greater than six months) of the decline; our ability and intent to hold the security for a sufficient period of time to allow for a recovery in value; the cause of the decline; and fundamental analysis of the liquidity, business prospects and overall financial condition of the issuer.

For asset-backed and mortgage-backed securities, included in the available-for-sale fixed maturity securities portfolio, we recognize income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from originally anticipated prepayments, the effective yield is recalculated prospectively to reflect actual payments to date plus anticipated future payments. Any adjustments resulting from changes in effective yield are reflected in net investment income on our Consolidated Statements of Income.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate are carried at unpaid principal balances adjusted for amortization of premiums and accretion of discounts and are net of valuation allowances. Interest income is accrued on the principal balance of the loan based on the loan's contractual interest rate. Premiums and discounts are amortized using the effective yield method over the life of the loan. Interest income and amortization of premiums and discounts are reported in net investment income on our Statements of Income along with mortgage loan fees, which are recorded as they are incurred. Loans are considered impaired when it is probable that, based upon current information and events, we will be unable to collect all amounts due under the contractual terms of the loan agreement. When we determine that a loan is impaired, a valuation allowance is established for the excess carrying value of the loan over its estimated value. The loan's estimated value is based on: the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's observable market price, or the fair value of the loan's collateral. Valuation allowances are maintained at a level we believe is adequate to absorb estimated probable credit losses. Our periodic evaluation of the adequacy of the allowance for losses is based on our past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors. We do not accrue interest on impaired loans and loans 90 days past due, and any interest received on these loans is either applied to the principal or recorded in net investment income on our Statements of Income when received, depending on the assessment of the collectibility of the loan. Mortgage loans deemed to be uncollectible are charged against the allowance for losses and subsequent recoveries, if any, are credited to the allowance for losses. All mortgage loans that are impaired have an established allowance for credit losses. Changes in valuation allowances are reported in realized gain (loss) on our Statements of Income.

POLICY LOANS

Policy loans represent loans we issue to contract holders that use the cash surrender value of their life insurance policy as collateral. Policy loans are carried at unpaid principal balances.

DERIVATIVE INSTRUMENTS

We have certain variable annuity products with guaranteed minimum withdrawal benefits ("GWB") and guaranteed income benefits ("GIB") features that are embedded derivatives. These derivative instruments are recognized as either assets or liabilities on our Balance Sheets at estimated fair value. The change in fair value of the embedded derivatives flows through net income as realized gain (loss) on our Statement of Income.

CASH AND CASH EQUIVALENTS

Cash and invested cash is carried at cost and includes all highly liquid debt instruments purchased with a maturity of three months or less.

DAC, VOBA, DSI AND DFEL

Commissions and other costs of acquiring universal life insurance ("UL"), variable universal life insurance ("VUL"), traditional life insurance, annuities and other investment contracts, which vary with and are related primarily to the production of new business, have been deferred (i.e. DAC) to the extent recoverable. VOBA is an intangible asset that reflects the estimated fair value of in-force contracts in a life insurance company acquisition and represents the portion of the purchase price that is allocated to the value of the right to receive future cash flows from the business in force at the acquisition date. Bonus credits and excess interest for dollar cost averaging contracts are considered DSI, and the unamortized balance is reported in other assets on our Balance Sheets. Contract sales charges that are collected in the early years of an insurance contract are deferred (referred to as "DFEL"), and the unamortized balance is reported in other contract holder funds on our Balance Sheets.

The methodology for determining the amortization of DAC, VOBA, DSI and DFEL varies by product type based on two different accounting pronouncements: SFAS No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments" ("SFAS 97"); and SFAS No. 60, "Accounting and Reporting by Insurance Enterprises" ("SFAS 60"). For all SFAS 97 and SFAS 60 contracts, amortization is based on assumptions consistent with those used in the development of the underlying contract adjusted for emerging experience and expected trends. Both DAC and VOBA amortization is reported within underwriting, acquisition, insurance and other expenses on our Statements of Income. DSI is expensed in interest credited on our Statements of Income. The amortization of DFEL is reported within insurance fees on our Statements of Income.

Under SFAS 97, acquisition costs for UL and VUL insurance and investment-type products, which include fixed and variable deferred annuities, are generally amortized over the lives of the policies in relation to the incidence of estimated gross profits ("EGPs") from surrender charges, investment, mortality net of reinsurance ceded and expense margins and actual realized gain (loss) on investments. Contract lives for UL and VUL policies are estimated to be 30 years, based on the expected lives of the contracts. Contract lives for fixed and variable deferred annuities are 14 to 20 years for the traditional, long surrender charge period products and 8 to 10 years for the more recent short-term or no surrender charge variable products. The front-end load annuity product has an assumed life of 25 years. Longer lives are assigned to those blocks that have demonstrated favorable lapse experience.

All SFAS 60 contracts, including traditional life insurance, which include individual whole life, group business and term life insurance contracts, are amortized over periods of 10 to 30 years on either a straight-line basis or as a level percent of premium of the related policies depending on the block of business. There is currently no DAC, VOBA, DSI or DFEL balance or related amortization under SFAS 60 for fixed and variable payout annuities.

The carrying amounts of DAC, VOBA, DSI and DFEL are adjusted for the effects of realized and unrealized gains and losses on debt securities classified as available-for-sale and certain derivatives and embedded derivatives. Amortization expense of DAC, VOBA, DSI and DFEL reflects an assumption for an expected level of credit-related investment losses. When actual credit-related investment losses are realized, we recognize a true-up to our DAC, VOBA, DSI and DFEL amortization within realized gain (loss) on our Statements of Income reflecting the incremental impact of actual versus expected credit-related investment losses. These actual to expected amortization adjustments can create volatility from period to period in realized gain (loss).

On a quarterly basis, we may record an adjustment to the amounts included on our Balance Sheets for DAC, VOBA, DSI and DFEL with an offsetting benefit or charge to revenues or expenses for the impact of the difference between the estimates of future gross profits used in the prior quarter and the emergence of actual and updated estimates of future gross profits in the current quarter ("retrospective unlocking"). In addition, in the third quarter of each year, we conduct our annual comprehensive review of the assumptions and the projection models used for our estimates of future gross profits underlying the amortization of DAC, VOBA, DSI and DFEL and the calculations of the embedded derivatives and reserves for annuity and life insurance products with certain guarantees. These assumptions include investment margins, mortality, retention and rider utilization. Based on our review, the cumulative balances of DAC, VOBA, DSI and DFEL are adjusted with an offsetting benefit or charge to revenues or amortization expense to reflect such change ("prospective unlocking"). The distinction between these two types of unlocking is that retrospective unlocking is driven by the emerging experience period-over-period, while prospective unlocking is driven by changes in assumptions or projection models related to estimated future gross profits.

DAC, VOBA, DSI and DFEL are reviewed periodically to ensure that the unamortized portion does not exceed the expected recoverable amounts.

REINSURANCE

We enter into reinsurance agreements with other companies in the normal course of business. Assets and liabilities and premiums and benefits from certain reinsurance contracts that grant statutory surplus relief to other insurance companies are netted on our Balance Sheets and Statements of Income, respectively, because there is a right of offset explicit in the reinsurance agreements. All other reinsurance agreements are reported on a gross basis on our Balance Sheets as an asset for amounts recoverable from reinsurers or as a component of other liabilities for amounts, such as premiums, owed to the reinsurers, with the exception of modified coinsurance ("Modco") agreements for which the right of offset also exists. Premiums, benefits and DAC are reported net of insurance ceded.

GOODWILL

We recognize the excess of the purchase price over the fair value of net assets acquired as goodwill. Under SFAS No. 142, "Goodwill and Other Intangible Assets," ("SFAS 142") goodwill is not amortized, but is reviewed at least annually for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events, including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator or unanticipated competition, would cause us to review the carrying amounts of goodwill for impairment. SFAS 142 requires that we perform a two-step test in our evaluation of the carrying value of goodwill for impairment. In Step 1 of the evaluation, the fair value of each reporting unit is determined and compared to the carrying value of the reporting unit. If the fair value is greater than the carrying value, then the carrying value is deemed to be sufficient and Step 2 is not required. If the fair value estimate is less than the carrying value, it is an indicator that impairment may exist and Step 2 is required to be performed. In Step 2, the implied fair value of the reporting unit's goodwill is determined by allocating the reporting unit's fair value as determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. If the implied fair value of the reporting unit's goodwill is lower than its carrying amount, goodwill is impaired and written down to its fair value, and a charge is reported in impairment of intangibles on our Statements of Income.

SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

Specifically identifiable intangible assets, net of accumulated amortization, are reported in other assets on our Balance Sheets. The carrying values of specifically identifiable intangible assets are reviewed periodically for indicators of impairment in value, including unexpected or adverse changes in the following: the economic or competitive environments in which the Company operates; profitability analyses; cash flow analyses; and the fair value of the relevant business operation. If there was an indication of impairment, then the cash flow method would be used to measure the impairment, and the carrying value would be adjusted as necessary and reported in impairment of intangibles on our Statements of Income.

OTHER LONG-LIVED ASSETS

Property and equipment owned for company use is included in other assets on our Balance Sheets and is carried at cost less allowances for depreciation. Provisions for depreciation of investment real estate and property and equipment owned for company use are computed principally on the straight-line method over the estimated useful lives of the assets, which include buildings, computer hardware and software and other property and equipment.

We periodically review the carrying value of our long-lived assets, including property and equipment, for impairment whenever events or circumstances indicate that the carrying amount of such assets may not be fully recoverable. For long-lived assets to be held and used, impairments are recognized when the carrying amount of a long-lived asset is not recoverable and exceeds its fair value. The carrying amount of a long-lived asset is not recoverable if it exceeds the sum of the undiscounted cash flows expected to result from the use and eventual disposition of the asset. An impairment loss is measured as the amount by which the carrying amount of a long-lived asset exceeds its fair value.

Long-lived assets to be disposed of by abandonment or in an exchange for a similar productive long-lived asset are classified as held-for-use until they are disposed.

Long-lived assets to be sold are classified as held-for-sale and are no longer depreciated. Certain criteria have to be met in order for the long-lived asset to be classified as held-for-sale, including that a sale is probable and expected to occur within one year. Long-lived assets classified as held-for-sale are recorded at the lower of their carrying amount or fair value less cost to sell.

SEPARATE ACCOUNT ASSETS AND LIABILITIES

We maintain separate account assets, which are reported at fair value. The related liabilities are reported at an amount equivalent to the separate account assets. Investment risks associated with market value changes are borne by the contract holders, except to the extent of minimum guarantees made by the Company with respect to certain accounts. See Note 10 for additional information regarding arrangements with contractual guarantees.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

The liabilities for future contract benefits and claim reserves for UL and VUL insurance policies consist of contract account balances that accrue to the benefit of the contract holders, excluding surrender charges. The liabilities for future insurance contract benefits and claim reserves for traditional life policies are computed using assumptions for investment yields, mortality and withdrawals based principally on generally accepted actuarial methods and assumptions at the time of contract issue. Investment yield assumptions for traditional direct individual life reserves for all contracts range from 2.25% to 7.00% depending on the time of contract issue. The investment yield assumptions for immediate and deferred paid-up annuities range from 1.50% to 10.00%. These investment yield assumptions are intended to represent an estimation of the interest rate experience for the period that these contract benefits are payable.

The liabilities for future claim reserves for variable annuity products containing guaranteed death benefit ("GDB") features are calculated by estimating the present value of total expected benefit payments over the life of the contract divided by the present value of total expected assessments over the life of the contract ("benefit ratio") multiplied by the cumulative assessments recorded from the contract inception through the balance sheet date less the cumulative GDB payments plus interest. The change in the reserve for a period is the benefit ratio multiplied by the assessments recorded for the period less GDB claims paid in the period plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI.

With respect to our future contract benefits and other contract holder funds, we continually review: overall reserve position, reserving techniques and reinsurance arrangements. As experience develops and new information becomes known, liabilities are adjusted as deemed necessary. The effects of changes in estimates are included in the operating results for the period in which such changes occur.

The business written or assumed by us includes participating life insurance contracts, under which the contract holder is entitled to share in the earnings of such contracts via receipt of dividends. The dividend scale for participating policies is reviewed annually and may be adjusted to reflect recent experience and future expectations.

UL and VUL products with secondary guarantees represented approximately 16% of permanent life insurance in force as of December 31, 2008, and approximately 84% of sales for these products in 2008. Liabilities for the secondary guarantees on UL-type products are calculated by multiplying the benefit ratio by the cumulative assessments recorded from contract inception through the balance sheet date less the cumulative secondary guarantee benefit payments plus interest. If experience or assumption changes result in a new benefit ratio, the reserves are adjusted to reflect the changes in a manner similar to the unlocking of DAC, VOBA, DFEL and DSI. The accounting for secondary guarantee benefits impacts, and is impacted by, EGPs used to calculate amortization of DAC, VOBA, DFEL and DSI.

Future contract benefits on our Balance Sheets include guaranteed living benefit ("GLB") features and remaining guaranteed interest and similar contracts that are carried at fair value. The fair values for the GLB contracts are based on their approximate surrender values. Our LINCOLN SMARTSECURITY(R) Advantage GWB feature, GIB and 4LATER(R) features have elements of both insurance benefits accounted for under Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" ("SOP 03-1") and embedded derivatives accounted for under SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities" ("SFAS 133") and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The fair values for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued. We classify these items in level 3 within the hierarchy levels described in "SFAS NO. 157 - FAIR VALUE MEASUREMENTS" in Note 2.

COMMITMENTS AND CONTINGENCIES

Contingencies arising from environmental remediation costs, regulatory judgments, claims, assessments, guarantees, litigation, recourse reserves, fines, penalties and other sources are recorded when deemed probable and reasonably estimable.

INSURANCE FEES

Insurance fees for investment and interest-sensitive life insurance contracts consist of asset-based fees, cost of insurance charges, percent of premium charges, contract administration charges and surrender charges that are assessed against contract holder account balances. Investment products consist primarily of individual and group variable and fixed deferred annuities.

Interest-sensitive life insurance products include UL insurance, VUL insurance and other interest-sensitive life insurance policies. These products include life insurance sold to individuals, corporate-owned life insurance and bank-owned life insurance.

In bifurcating the embedded derivative of our GLB features on our variable annuity products, we attribute to the embedded derivative the portion of total fees collected from the contract holder that relate to the GLB riders (the "attributed fees"), which are not reported within insurance fees on our Statements of Income. These attributed fees represent the present value of future claims expected to be paid for the GLB at the inception of the contract plus a margin that a theoretical market participant would include for risk/profit and are reported within realized gain (loss) on our Statements of Income.

The timing of revenue recognition as it relates to fees assessed on investment contracts is determined based on the nature of such fees. Asset-based fees, cost of insurance and contract administration charges are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Percent of premium charges are assessed at the time of premium payment and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract by the contract holder in accordance with contractual terms.

For investment and interest-sensitive life insurance contracts, the amounts collected from contract holders are considered deposits and are not included in revenue.

INSURANCE PREMIUMS

Our insurance premiums for traditional life insurance and group insurance products are recognized as revenue when due from the contract holder. Our traditional life insurance products include those products with fixed and guaranteed premiums and benefits and consist primarily of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Our group non-medical insurance products consist primarily of term life, disability and dental.

REALIZED GAIN (LOSS)

Realized gain (loss) on our Statements of Income includes realized gains and losses from the sale of investments, write-downs for other-than-temporary impairments of investments, derivative and embedded derivative gains and losses, gains and losses on the sale of subsidiaries and businesses and net gains and losses on reinsurance embedded derivative and trading securities on Modco and coinsurance with funds withheld ("CFW") reinsurance arrangements. Realized gain
(loss) is recognized in net income, net of associated amortization of DAC, VOBA, DSI and DFEL. Realized gain (loss) is also net of allocations of investment gains and losses to certain contract holders and certain funds withheld on reinsurance arrangements for which we have a contractual obligation.

INTEREST CREDITED

Interest credited includes interest credited to contract holder account balances. Interest crediting rates associated with funds invested in our general account during 2006 through 2008 ranged from 3.00% to 8.50%.

BENEFITS

Benefits for UL and other interest-sensitive life insurance products include benefit claims incurred during the period in excess of contract account balances. Benefits also include the change in reserves for life insurance products with secondary guarantee benefits and annuity products with guaranteed death benefits. For traditional life, group health and disability income products, benefits are recognized when incurred in a manner consistent with the related premium recognition policies.

PENSION AND OTHER POSTRETIREMENT BENEFIT PLANS

Our employees participate in the pension and postretirement benefit plans which are sponsored by LNC and LNL. Pursuant to the accounting rules for our obligations to employees under our various pension and other postretirement benefit plans, we are required to make a number of assumptions to estimate related liabilities and expenses. We use assumptions for the weighted-average discount rate and expected return on plan assets to estimate pension expense. The discount rate assumptions are determined using an analysis of current market information and the projected benefit flows associated with these plans. The expected long-term rate of return on plan assets is initially established at the beginning of the plan year based on historical and projected future rates of return and is the average rate of earnings expected on the funds invested or to be invested in the plan. The calculation of our accumulated postretirement benefit obligation also uses an assumption of weighted-average annual rate of increase in the per capita cost of covered benefits, which reflects a health care cost trend rate. See Note 16 for additional information.

STOCK-BASED COMPENSATION

In general, we expense the fair value of stock awards included in our incentive compensation plans. As of the date LNC's Board of Directors approves stock awards, the fair value of stock options is determined using a Black-Scholes options valuation methodology, and the fair value of other stock awards is based upon the market value of the stock. The fair value of the awards is expensed over the service period, which generally corresponds to the vesting period, and is recognized as an increase to common stock in stockholder's equity. We classify certain stock awards as liabilities. For these awards, the settlement value is classified as a liability on our Balance Sheets and the liability is marked-to-market through net income at the end of each reporting period. Stock-based compensation expense is reflected in underwriting, acquisition, insurance and other expenses on our Statements of Income. See Note 18 for additional information.

INCOME TAXES

We have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an intercompany tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. The tax sharing agreement also provides that we will receive benefit for net operating losses, capital losses and tax credits which are not usable on a separate return basis to the extent such items may be utilized in the consolidated income tax returns of LNC. Deferred income taxes are recognized, based on enacted rates, when assets and liabilities have different values for financial statement and tax reporting purposes. A valuation allowance is recorded to the extent required to reduce the deferred tax asset to an amount that we expect, more likely than not, will be realized. See Note 6 for additional information.

2. NEW ACCOUNTING STANDARDS

ADOPTION OF NEW ACCOUNTING STANDARDS

SOP 05-1 -- ACCOUNTING BY INSURANCE ENTERPRISES FOR DEFERRED ACQUISITION COSTS IN CONNECTION WITH MODIFICATIONS OR EXCHANGES OF INSURANCE CONTRACTS

In September 2005, the American Institute of Certified Public Accountants issued SOP 05-1, "Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts" ("SOP 05-1"), which provides guidance on accounting for DAC on internal replacements of insurance and investment contracts other than those specifically described in SFAS 97. An internal replacement, defined by SOP 05-1, is a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. Contract modifications that result in a substantially unchanged contract are accounted for as a continuation of the replaced contract. Contract modifications that result in a substantially changed contract are accounted for as an extinguishment of the replaced contract. Unamortized DAC, VOBA, DFEL and DSI from the replaced contract must be written off. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006. We adopted SOP 05-1 effective January 1, 2007. The adoption of SOP 05-1 did not have a material impact on our financial condition or results of operations.

FASB STAFF POSITION FAS 115-1 AND FAS 124-1 -- THE MEANING OF
OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

In November 2005, the FASB issued FASB Staff Position ("FSP") Nos. SFAS 115-1 and SFAS 124-1, "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments" ("FSP 115-1"). The guidance in FSP 115-1 nullified the accounting and measurement provisions of Emerging Issues Task Force ("EITF") No. 03-1 - "The Meaning of Other-Than-Temporary Impairments and Its Application to Certain Investments" and superseded EITF Topic No. D-44 "Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value." Under the impairment model in FSP 115-1, any security in an unrealized loss position is considered impaired. An evaluation is made to determine whether the impairment is other-than-temporary based on existing accounting guidance. If an impairment is considered other-than-temporary, a realized loss is recognized to write the security's cost or amortized cost basis down to fair value. The fair value of the security on the measurement date of the other-than-temporary impairment becomes the new cost basis for the security, which may not be adjusted for subsequent recoveries in fair value. Subsequent to the recognition of an interest-related other-than-temporary impairment for debt securities, the resulting discount, or reduction to the premium, is amortized over the remaining life of the debt security, prospectively, based on the amount and timing of the estimated future cash flows of the debt security. We adopted FSP 115-1 effective January 1, 2006. The adoption of FSP 115-1 did not have a material effect on our financial condition or results of operations.

SFAS NO. 155 -- ACCOUNTING FOR CERTAIN HYBRID FINANCIAL INSTRUMENTS -- AN AMENDMENT OF FASB STATEMENTS NO. 133 AND 140

In February 2006, the FASB issued SFAS No. 155, "Accounting for Certain Hybrid Financial Instruments - an amendment of FASB Statements No. 133 and 140" ("SFAS 155"), which permits fair value remeasurement for a hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation. Under SFAS 155, an entity may make an irrevocable election to measure a hybrid financial instrument at fair value, in its entirety, with changes in fair value recognized in earnings. SFAS 155 also eliminates the interim guidance in SFAS 133 Implementation Issue No. D1, "Application of Statement 133 to Beneficial Interests in Securitized Financial Assets," and establishes a requirement to evaluate beneficial interests in securitized financial assets to identify interests that are either freestanding derivatives or hybrid financial instruments that contain an embedded derivative requiring bifurcation.

We adopted the provisions of SFAS 155 on January 1, 2007. Prior period restatement was not permitted. The adoption of SFAS 155 did not have a material impact on our financial condition or results of operations.

FASB INTERPRETATION NO. 48 -- ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES -- AN INTERPRETATION OF FASB STATEMENT NO. 109

In June 2006, the FASB issued FASB Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109" ("FIN 48"). FIN 48 prescribes a comprehensive model for how companies should recognize, measure, present and disclose in their financial statements uncertain tax positions taken or expected to be taken on a tax return. FIN 48 requires companies to determine whether it is "more likely than not" that an individual tax position will be sustained upon examination by the appropriate taxing authority prior to any part of the benefit being recognized in the financial statements. Such tax positions shall initially and subsequently be measured as the largest amount of tax benefit that is greater than fifty percent likely of being realized upon settlement with the tax authority, assuming full knowledge of the position and all relevant facts. In addition, FIN 48 expands disclosure requirements to include additional information related to unrecognized tax benefits, including accrued interest and penalties, and uncertain tax positions where the estimate of the tax benefit may change significantly in the next twelve months. FIN 48 is effective for fiscal years beginning after December 15, 2006. We adopted FIN 48 effective January 1, 2007 by recording an increase in the liability for unrecognized tax benefits of less than $1 million on our Balance Sheets, offset by a reduction to the beginning balance of retained earnings. See Note 6 for more information regarding our adoption of FIN 48.

SFAS 157 -- FAIR VALUE MEASUREMENTS

In September 2006, the FASB issued SFAS 157, "Fair Value Measurements," which defines fair value, establishes a framework for measuring fair value under current accounting pronouncements that require or permit fair value measurement and enhances disclosures about fair value instruments. SFAS 157 retains the exchange price notion, but clarifies that exchange price is the price in an orderly transaction between market participants to sell the asset or transfer the liability (exit price) in the principal market, or the most advantageous market in the absence of a principal market, for that asset or liability, as opposed to the price that would be paid to acquire the asset or receive a liability (entry price). Fair value measurement is based on assumptions used by market participants in pricing the asset or liability, which may include inherent risk, restrictions on the sale or use of an asset or non-performance risk, which would include the reporting entity's own credit risk. SFAS 157 establishes a three-level fair value hierarchy, which prioritizes the inputs to valuation techniques used to measure fair value. The three-level hierarchy for fair value measurement is defined as follows:

     - Level 1 - inputs to the valuation methodology are quoted prices available in active markets for identical investments as of the reporting date. "Blockage discounts" for large holdings of unrestricted financial instruments where quoted prices are readily and regularly available for an identical asset or liability in an active market are prohibited;

     - Level 2 - inputs to the valuation methodology are other than quoted prices in active markets, which are either directly or indirectly observable as of the reporting date, and fair value can be determined through the use of models or other valuation methodologies; and

     - Level 3 - inputs to the valuation methodology are unobservable inputs in situations where there is little or no market activity for the asset or liability and the reporting entity makes estimates and assumptions related to the pricing of the asset or liability, including assumptions regarding risk.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment's level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. Our assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.

We have certain guaranteed benefit features within our annuity products that, prior to January 1, 2008, were recorded using fair value pricing. These benefits will continue to be measured on a fair value basis with the adoption of SFAS 157, utilizing Level 3 inputs and some Level 2 inputs, which are reflective of the hypothetical market participant perspective for fair value measurement, including liquidity assumptions and assumptions regarding the Company's own credit or non-performance risk. In addition, SFAS 157 expands the disclosure requirements for annual and interim reporting to focus on the inputs used to measure fair value, including those measurements using significant unobservable inputs and the effects of the measurements on earnings. See Note 20 for additional information about our fair value disclosures for financial instruments required by SFAS 157.

We adopted SFAS 157 effective January 1, 2008 and it did not have a material effect on our financial condition or results of operations.

See "Summary of Significant Accounting Policies" in Note 1 for discussion of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

FSP NO. FAS 157-2 -- EFFECTIVE DATE OF FASB STATEMENT NO. 157

In February 2008, the FASB issued FSP No. FAS 157-2, "Effective Date of FASB Statement No. 157" ("FSP 157-2"). FSP 157-2 delays the effective date of SFAS 157 for nonfinancial assets and nonfinancial liabilities to fiscal years beginning after November 15, 2008, except for items that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Accordingly, we did not apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities within the scope of FSP 157-2. Examples of items to which the deferral is applicable include, but are not limited to:

     - Nonfinancial assets and nonfinancial liabilities initially measured at fair value in a business combination or other new basis event, but not measured at fair value in subsequent periods;

     - Reporting units measured at fair value in the goodwill impairment test under SFAS 142, and indefinite-lived intangible assets measured at fair value for impairment assessment under SFAS 142;

     - Nonfinancial long-lived assets measured at fair value for an impairment assessment under SFAS No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets";

     - Asset retirement obligations initially measured at fair value under SFAS No. 143, "Accounting for Asset Retirement Obligations"; and

     - Nonfinancial liabilities for exit or disposal activities initially measured at fair value under SFAS No. 146, "Accounting for Costs Associated with Exit or Disposal Activities."

As of January 1, 2009, the deferral from FSP 157-2 will no longer be effective. We will apply the provisions of SFAS 157 to nonfinancial assets and nonfinancial liabilities beginning on January 1, 2009, and we do not expect the application to have a material impact on our financial condition or results of operations.

FSP NO. FAS 157-3 -- DETERMINING THE FAIR VALUE OF A FINANCIAL ASSET WHEN THE MARKET FOR THAT ASSET IS NOT ACTIVE

In October 2008, the FASB issued FSP FAS 157-3, "Determining the Fair Value of a Financial Asset When the Market for That Asset is Not Active" ("FSP 157-3"). FSP 157-3 clarifies the application of SFAS 157 in a market that is not active and provides an illustrative example of key considerations to analyze in determining fair value of a financial asset when the market for the asset is not active. During times when there is little market activity for a financial asset, the objective of fair value measurement remains the same, that is, to value the asset at the price that would be received by the holder of the financial asset in an orderly transaction (exit price) that is not a forced liquidation or distressed sale at the measurement date. Determining fair value of a financial asset during a period of market inactivity may require the use of significant judgment and an evaluation of the facts and circumstances to determine if transactions for a financial asset represent a forced liquidation or distressed sale. An entity's own assumptions regarding future cash flows and risk-adjusted discount rates for financial assets are acceptable when relevant observable inputs are not available. FSP 157-3 was effective on October 10, 2008, and for all prior periods for which financial statements have not been issued. Any changes in valuation techniques resulting from the adoption of FSP 157-3 shall be accounted for as a change in accounting estimated in accordance with SFAS No. 154, "Accounting Changes and Error Corrections." We adopted the guidance in FSP 157-3 in our financial statements for the reporting period ending September 30, 2008. The adoption did not have a material impact on our financial condition or results of operations.

SFAS NO. 159 -- THE FAIR VALUE OPTION FOR FINANCIAL ASSETS AND FINANCIAL LIABILITIES

In February 2007, the FASB issued SFAS No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("SFAS 159"), which allows an entity to make an irrevocable election, on specific election dates, to measure eligible items at fair value. The election to measure an item at fair value may be determined on an instrument by instrument basis, with certain exceptions. If the fair value option is elected, unrealized gains and losses will be recognized in earnings at each subsequent reporting date, and any upfront costs and fees related to the item will be recognized in earnings as incurred. In addition, the presentation and disclosure requirements of SFAS 159 are designed to assist in the comparison between entities that select different measurement attributes for similar types of assets and liabilities. SFAS 159 applies to fiscal years beginning after November 15, 2007, with early adoption permitted for an entity that has also elected to apply the provisions of SFAS 157. At the effective date, the fair value option may be elected for eligible items that exist on that date. Effective January 1, 2008, we elected not to adopt the fair value option for any financial assets or liabilities that existed as of that date.

FSP EITF 99-20-1 -- AMENDMENTS TO THE IMPAIRMENT GUIDANCE IN EITF ISSUE NO.
99-20

In January 2009, the FASB issued FSP EITF 99-20-1, "Amendments to the Impairment Guidance in EITF Issue No. 99-20" ("EITF 99-20-1"), which eliminates the requirement in EITF No. 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests and Beneficial Interests That Continue to Be Held by a Transferor in Securitized Financial Assets" ("EITF 99-20") for holders of beneficial interests to estimate cash flow using current information and events that a market participant would use in determining the current fair value and other-than-temporary impairment of the beneficial interest. FSP 99-20-1 removes the reference to a market participant and requires that an other-than-temporary impairment be recognized in earnings when it is probable that there has been an adverse change in the holder's estimated cash flows from the cash flows previously projected, which is consistent with the impairment model used in SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." FSP 99-20-1 is effective for interim and annual reporting periods ending after December 15, 2008, and must be applied prospectively at the balance sheet date of the reporting period for which the assessment of cash flows is made. We adopted the guidance in FSP 99-20-1 as of December 31, 2008. The adoption did not have a material impact on our financial condition or results of operations.

FUTURE ADOPTION OF NEW ACCOUNTING STANDARDS

SFAS NO. 141(R) -- BUSINESS COMBINATIONS

In December 2007, the FASB issued SFAS No. 141(revised 2007), "Business Combinations" ("SFAS 141(R)"), which is a revision of SFAS No. 141 "Business Combinations" ("SFAS 141"). SFAS 141(R) retains the fundamental requirements of SFAS 141, but establishes principles and requirements for the acquirer in a business combination to recognize and measure the identifiable assets acquired, liabilities assumed and any noncontrolling interests in the acquiree and the goodwill acquired or the gain from a bargain purchase. The revised statement requires, among other things, that assets acquired, liabilities assumed and any noncontrolling interest in the acquiree shall be measured at their acquisition-date fair values. For business combinations completed upon adoption of SFAS 141(R), goodwill will be measured as the excess of the consideration transferred, plus the fair value of any noncontrolling interest in the acquiree, in excess of the fair values of the identifiable net assets acquired. Any contingent consideration shall be recognized at the acquisition-date fair value, which improves the accuracy of the goodwill measurement. Under SFAS 141(R), contractual pre-acquisition contingencies will be recognized at their acquisition-date fair values and non-contractual pre-acquisition contingencies will be recognized at their acquisition date fair values if it is more likely than not that the contingency gives rise to an asset or liability. Deferred recognition of pre-acquisition contingencies will no longer be permitted. Acquisition costs will be expensed in the period the costs are incurred, rather than included in the cost of the acquiree, and disclosure requirements will be enhanced to provide users with information to evaluate the nature and financial effects of the business combination. SFAS 141(R) applies prospectively to business combinations for which the acquisition date is on or after the beginning of the first annual reporting period on or after December 15, 2008, with earlier adoption prohibited. We will adopt SFAS 141(R) for acquisitions occurring after January 1, 2009.

FSP FAS NO. 142-3 -- DETERMINATION OF THE USEFUL LIFE OF INTANGIBLE ASSETS

In April 2008, the FASB issued FSP FAS No. 142-3, "Determination of the Useful Life of Intangible Assets" ("FSP 142-3"), which applies to recognized intangible assets accounted for under the guidance in SFAS 142. When developing renewal or extension assumptions in determining the useful life of recognized intangible assets, FSP 142-3 requires an entity to consider its own historical experience in renewing or extending similar arrangements. Absent the historical experience, an entity should use the assumptions a market participant would make when renewing and extending the intangible asset consistent with the highest and best use of the asset by market participants. In addition, FSP 142-3 requires financial statement disclosure regarding the extent to which expected future cash flows associated with the asset are affected by an entity's intent and/or ability to renew or extend an arrangement. FSP 142-3 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2008, with early adoption prohibited. FSP 142-3 should be applied prospectively to determine the useful life of a recognized intangible asset acquired after the effective date. In addition, FSP 142-3 requires prospective application of the disclosure requirements to all intangible assets recognized as of, and subsequent to, the effective date. We will adopt FSP 142-3 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

SFAS NO. 163 -- ACCOUNTING FOR FINANCIAL GUARANTEE INSURANCE CONTRACTS -- AN INTERPRETATION OF FASB STATEMENT NO. 60

In May 2008, the FASB issued SFAS No. 163, "Accounting for Financial Guarantee Insurance Contracts - an interpretation of FASB Statement No. 60" ("SFAS 163"), which applies to financial guarantee insurance and reinsurance contracts not accounted for as derivative instruments, and issued by entities within the scope of SFAS No. 60, "Accounting and Reporting by Insurance Enterprises." SFAS 163 changes current accounting practice related to the recognition and measurement of premium revenue and claim liabilities such that premium revenue recognition is linked to the amount of insurance protection and the period in which it is provided, and a claim liability is recognized when it is expected that a claim loss will exceed the unearned premium revenue. In addition, SFAS 163 expands disclosure requirements to include information related to the premium revenue and claim liabilities, as well as information related to the risk-management activities used to evaluate credit deterioration in insured financial obligations. SFAS 163 is effective for financial statements issued for fiscal years beginning after December 15, 2008, and all interim periods within those fiscal years; early application is not permitted. However, the disclosure requirements related to risk-management activities are effective in the first period (including interim periods) beginning after May 2008. Because we do not hold a significant amount of financial guarantee insurance and reinsurance contracts, no additional disclosures have been made, and we expect the adoption of SFAS 163 will not be material to our financial condition or results of operations.

EITF NO. 08-6 -- INVESTMENT ACCOUNTING CONSIDERATIONS

In November 2008, the FASB issued EITF No. 08-6, "Equity Method Investment Accounting Considerations" ("EITF 08-6"), which addresses the effect of SFAS 141(R) and SFAS 160 on equity-method accounting under Accounting Principles Board Opinion 18, "The Equity Method of Accounting for Investments in Common Stock" ("APB 18"). EITF 08-6 will continue the APB 18 requirement that the cost basis of a new equity-method investment will follow a cost accumulation model, which includes transaction costs in the cost of the equity investment and excludes the value of contingent consideration unless it is required to be recognized under other literature. Subsequently, issuances of shares by the equity-method investee that reduce the investor's ownership percentage should be accounted for as if the investor sold a proportionate share of the investment, with gain or loss recognized through earnings. The EITF decided that the investor would not have to complete a separate impairment analysis on the investee's underlying assets, but rather the entire equity-method investment would continue to be subject to the current other-than-temporary impairment guidance in APB 18. EITF 08-6 is applicable to all investments accounted for under the equity method and is effective, prospectively, in fiscal years beginning on or after December 15, 2008, and interim periods within those fiscal years. We will adopt EITF 08-6 on January 1, 2009, and do not expect the adoption will have a material impact on our financial condition and results of operations.

FSP FAS NO. 132(R)-1 -- EMPLOYERS' DISCLOSURES ABOUT POSTRETIREMENT BENEFIT PLAN ASSETS

In December 2008, the FASB issued FSP FAS No. 132(R)-1, "Employers' Disclosures about Postretirement Benefit Plan Assets" ("FSP 132(R)-1"), which requires enhanced disclosures of the plan assets of an employer's defined benefit pension or other postretirement benefit plans. The disclosures required under FSP 132(R)-1 will include information regarding the investment allocation decisions made for plan assets, the fair value of each major category of plan assets disclosed separately for pension plans and other postretirement benefit plans and the inputs and valuation techniques used to measure the fair value of plan assets including the level within the fair value hierarchy as defined by SFAS 157. FSP 132(R)-1 requires the additional disclosure in SFAS 157 for Level 3 fair value measurements, and must also be provided for the fair value measurements of plan assets using Level 3 inputs. The disclosures in FSP 132(R)-1 are effective for fiscal years ending after December 15, 2009, and are not required for earlier periods that are presented for comparative purposes. We will include the disclosures required in FSP 132(R)-1 in the notes to our financial statements for the year ending December 31, 2009.

3. ACQUISITIONS AND REINSURANCE ASSUMPTION FROM LNL

JEFFERSON-PILOT ACQUISITION

On April 3, 2006, LNC completed its merger with Jefferson-Pilot by acquiring 100% of the outstanding shares of Jefferson-Pilot in a transaction accounted for under the purchase method of accounting prescribed by SFAS 141. Associated with the merger between LNC and Jefferson-Pilot, JPLA and predecessor LLANY were merged into a single entity, effective April 2, 2007, with JPLA being the surviving entity, which was renamed to LLANY.

REINSURANCE ASSUMPTION FROM LNL

Effective March 1, 2007, LNL ceded to predecessor LLANY, through an assignment and assumption agreement, certain blocks of individual and group life business. This assumption was a non-cash transaction. The following table summarizes the amounts (in millions) assumed from LNL:

                                          ACQUIRED
                                            VALUE
                                          --------
Investments                                $ 2,510
Policy loans                                   209
Deferred acquisition costs and value of
   business acquired                           366
Accrued investment income                       11
Reinsurance recoverables                       370
Other assets                                    22
Future contract benefits and other
   contract holder funds                    (2,701)
Other liabilities                              (83)
                                           -------
Total capital contribution                 $   704
                                           =======

The caption capital contribution in the accompanying Statements of Stockholder's Equity includes the $704 million presented above as well as a $2 million capital contribution for an unrelated matter for the year ended December 31, 2007.

4. INVESTMENTS

AVAILABLE-FOR-SALE SECURITIES

Pursuant to SFAS No. 157, we have categorized these securities into a three-level hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3), as described in "SFAS No. 157 - FAIR VALUE MEASUREMENTS" in Note 2. See Note 20 for additional disclosures regarding our fair values required by SFAS 157.

The amortized cost, gross unrealized gains and losses and fair value of available-for-sale securities (in millions) were as follows:

                                                      AS OF DECEMBER 31, 2008
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,407      $ 76    $526    $3,957
   U.S. Government bonds                             30         7      --        37
   Foreign government bonds                          28         5       1        32
   Mortgage-backed securities:
      Mortgage pass-through securities              168         5       4       169
      Collateralized mortgage obligations           727        23     103       647
      Commercial mortgage-backed securities         281         1      75       207
   State and municipal bonds                         36         1      --        37
   Hybrid and redeemable preferred stocks           101        --      28        73
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,778       118     737     5,159
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,781      $118    $738    $5,161
                                                 ======      ====    ====    ======

                                                      AS OF DECEMBER 31, 2007
                                               ------------------------------------
                                                           GROSS UNREALIZED
                                               AMORTIZED   ----------------   FAIR
                                                 COST       GAINS   LOSSES   VALUE
                                               ---------    -----   ------   ------
   Corporate bonds                               $4,481      $ 94    $ 94    $4,481
   U.S. Government bonds                             31         2      --        33
   Foreign government bonds                          46         6      --        52
   Mortgage-backed securities:
      Mortgage pass-through securities               92         1      --        93
      Collateralized mortgage obligations           746         8      22       732
      Commercial mortgage-backed securities         331         6      10       327
   State and municipal bonds                         37         1      --        38
   Hybrid and redeemable preferred stocks             3        --      --         3
                                                 ------      ----    ----    ------
       Total fixed maturity securities            5,767       118     126     5,759
   Equity securities                                  3        --       1         2
                                                 ------      ----    ----    ------
            Total available-for-sale securities  $5,770      $118    $127    $5,761
                                                 ======      ====    ====    ======

The amortized cost and fair value of fixed maturity available-for-sale securities by contractual maturities (in millions) were as follows:

                                                              AS OF DECEMBER 31, 2008
                                                           ----------------------------
                                                            AMORTIZED COST   FAIR VALUE
                                                           ---------------   ---------
Due in one year or less                                         $  214         $  213
Due after one year through five years                            1,199          1,133
Due after five years through ten years                           1,410          1,279
Due after ten years                                              1,779          1,511
                                                                ------         ------
   Subtotal                                                      4,602          4,136
Mortgage-backed securities                                       1,176          1,023
                                                                ------         ------
       Total fixed maturity available-for-sale securities       $5,778         $5,159
                                                                ======         ======

Actual maturities may differ from contractual maturities because issuers may have the right to call or pre-pay obligations.

The fair value and gross unrealized losses of available-for-sale securities (in millions), aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position, were as follows:

                                                                                AS OF DECEMBER 31, 2008
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,809      $229      $  825      $297      $2,634      $ 526
   U.S. Government bonds                                         2        --          --        --           2         --
   Foreign government bonds                                      4         1           2        --           6          1
   Mortgage-backed securities:
      Mortgage pass-through securities                          10         3           2         1          12          4
      Collateralized mortgage obligations                       84        35          93        68         177        103
      Commercial mortgage-backed securities                    126        20          47        55         173         75
   State and municipal bonds                                     5        --           2        --           7         --
   Redeemable preferred stocks                                  35         7          36        21          71         28
                                                            ------      ----      ------      ----      ------      -----
       Total fixed maturity securities                       2,075       295       1,007       442       3,082        737
   Equity securities                                             2         1          --        --           2          1
                                                            ------      ----      ------      ----      ------      -----
            Total available-for-sale securities             $2,077      $296      $1,007      $442      $3,084      $ 738
                                                            ======      ====      ======      ====      ======      =====
   Total number of securities in an unrealized loss position                                                        1,131
                                                                                                                    =====

                                                                                AS OF DECEMBER 31, 2007
                                                            ---------------------------------------------------------------
                                                             LESS THAN OR EQUAL      GREATER THAN
                                                              TO TWELVE MONTHS       TWELVE MONTHS             TOTAL
                                                            -------------------   -------------------   -------------------
                                                                        GROSS                 GROSS                 GROSS
                                                              FAIR   UNREALIZED     FAIR   UNREALIZED     FAIR   UNREALIZED
                                                             VALUE     LOSSES      VALUE     LOSSES      VALUE     LOSSES
                                                            ------   ----------   ------   ----------   ------   ----------
   Corporate bonds                                          $1,109       $51        $698       $43      $1,807      $ 94
   Foreign government bonds                                      2        --          --        --           2        --
   Mortgage-backed securities:
      Mortgage pass-through securities                           8        --          14        --          22        --
      Collateralized mortgage obligations                      266        18         105         4         371        22
      Commercial mortgage-backed securities                     59         6          59         4         118        10
   State and municipal bonds                                     2        --           5        --           7        --
                                                            ------       ---        ----       ---      ------      ----
       Total fixed maturity securities                       1,446        75         881        51       2,327       126
   Equity securities                                             2         1          --        --           2         1
                                                            ------       ---        ----       ---      ------      ----
            Total available-for-sale securities             $1,448       $76        $881       $51      $2,329      $127
                                                            ======       ===        ====       ===      ======      ====
   Total number of securities in an unrealized loss position                                                         738
                                                                                                                    ====

The fair value, gross unrealized losses (in millions) and number of available-for-sale securities where the fair value had declined below amortized cost by greater than 20%, were as follows:

                                  AS OF DECEMBER 31, 2008
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $ 91      $ 36          37
Six months or greater, but
   less than nine months        126        54          53
Nine months or greater, but
   less than twelve months      153        78          83
Twelve months or greater        539       379         253
                               ----      ----         ---
   Total available-for-sale
      securities               $909      $547         426
                               ====      ====         ===

                                  AS OF DECEMBER 31, 2007
                              ------------------------------
                                         GROSS      NUMBER
                               FAIR   UNREALIZED      OF
                              VALUE     LOSSES    SECURITIES
                              -----   ----------  ----------
Less than six months           $18        $ 6           8
Six months or greater, but
   less than nine months        11          5          12
Nine months or greater, but
   less than twelve months       4          2           5
Twelve months or greater        23         11          16
                               ---        ---         ---
   Total available-for-sale
      securities               $56        $24          41
                               ===        ===         ===

As described more fully in Note 1, we regularly review our investment holdings for other-than-temporary impairments. Based upon this review, the cause of the $611 million increase in our gross unrealized losses for available-for-sale securities for the year ended December 31, 2008, was attributable primarily to the combination of reduced liquidity in all market segments and deterioration in credit fundamentals. We believe that the securities in an unrealized loss position as of December 31, 2008 and 2007 were not other-than-temporarily impaired due to our ability and intent to hold for a period of time sufficient for recovery.

MORTGAGE LOANS ON REAL ESTATE

Mortgage loans on real estate principally involve commercial real estate. The commercial loans are geographically diversified throughout the U.S. with the largest concentrations in New York, Illinois and Texas, which accounted for approximately 42% and 28% of mortgage loans as of December 31, 2008 and 2007, respectively. As of December 31, 2008 and 2007, we held no impaired mortgage loans and therefore had no valuation allowance.

NET INVESTMENT INCOME

The major categories of net investment income (in millions) on our Statements of Income were as follows:

                                                                              PERIOD FROM   PERIOD FROM
                                                 FOR THE        FOR THE         APRIL 3      JANUARY 1
                                                YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                               DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                   2008           2007           2006           2006
                                               ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Fixed maturity available-for-sale securities       $355           $319           $140           $17
Mortgage loans on real estate                        17             16             13             1
Policy loans                                         24             21              8             1
Invested cash                                         3              4              2            --
Other investments                                    --              1              1            --
                                                   ----           ----           ----           ---
   Total investment income                          399            361            164            19
Investment expense                                   (4)            --             (3)           --
                                                   ----           ----           ----           ---
      Net investment income                        $395           $361           $161           $19
                                                   ====           ====           ====           ===

REALIZED LOSS RELATED TO INVESTMENTS

The detail of the realized loss related to investments (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
Fixed maturity securities available-for-sale:
   Gross gains                                     $   4           $  6            $ 2           $--
   Gross losses                                     (151)           (29)            (2)           --
Gain on other investments                             --             --              1            --
Associated amortization expense (benefit)
   of DAC, VOBA, DSI and DFEL and changes
   in other contract holder funds and funds
   withheld reinsurance liabilities                   51              4             (2)           --
                                                   -----           ----            ---           ---
      Total realized loss on investments           $ (96)          $(19)           $(1)          $--
                                                   =====           ====            ===           ===
Write-downs for other-than-temporary
   impairments included in realized loss
   on investments above                            $(133)          $(27)           $(2)          $--
                                                   =====           ====            ===           ===

See Note 14 for a comprehensive listing of realized gain (loss) reported on our Statements of Income.

INVESTMENT COMMITMENTS

We did not have any investment commitments as of December 31, 2008. As of December 31, 2007, our investment commitments, primarily mortgage loans on real estate, were $12 million.

CONCENTRATIONS OF FINANCIAL INSTRUMENTS

As of December 31, 2008, we had investments in the collateralized mortgage obligation industry with a fair value of $653 million or 11% of the invested assets portfolio totaling $5.9 billion. We utilized the industry classifications to obtain the concentration of financial instruments amount, as such, this amount will not agree to the available-for-sale securities table above. We did not have a concentration of financial instruments in a single industry as of December 31, 2007. As of December 31, 2008 and 2007, we did not have a significant concentration of financial instruments in a single investee or geographic region of the U.S.

ASSETS ON DEPOSIT

The Company had investment assets on deposit with regulatory agencies with a fair market value of $14 million and $13 million as of December 31, 2008 and 2007, respectively.

5. DERIVATIVE INSTRUMENTS

We have certain variable annuity products with GWB and GIB features that are embedded derivatives. Certain features of these guarantees, notably our GIB and 4LATER(R) features, have elements of both insurance benefits accounted for under SOP 03-1 and embedded derivatives accounted for under SFAS 133 and SFAS 157. We weight these features and their associated reserves accordingly based on their hybrid nature. The change in fair value of the embedded derivatives flows through net income as realized gain

(loss) on our Statement of Income. As of December 31, 2008 and 2007, we had embedded derivative instruments of $124 million and $12 million, respectively. As of December 31, 2008 and 2007, we had approximately $834 million and $1.1 billion, respectively, of account values that were attributable to variable annuities with a GWB feature. As of December 31, 2008 and 2007, we had approximately $48 million and $43 million, respectively, of account values that were attributable to variable annuities with a GIB feature. All of the outstanding contracts with a GIB feature are still in the accumulation phase.

6. FEDERAL INCOME TAXES

The federal income tax expense on continuing operations (in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007            2006          2006
                                                  ------------   ------------   ------------   -----------
Current                                                $13            $27            $(8)          $--
Deferred                                                 1             25             27             2
                                                       ---            ---            ---           ---
      Total federal income tax expense                 $14            $52            $19           $ 2
                                                       ===            ===            ===           ===

A reconciliation of the effective tax rate differences (dollars in millions) was as follows:

                                                                                 PERIOD FROM   PERIOD FROM
                                                     FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                   YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                  DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                      2008           2007           2006           2006
                                                  ------------   ------------   ------------   -----------
Tax rate of 35% times pre-tax income                  $18            $54             $21           $ 2
Effect of:
   Separate account dividend received deduction        (3)            (2)             (1)           --
   Other items                                         (1)            --              (1)           --
                                                      ---            ---             ---           ---
      Provision for income taxes                      $14            $52             $19           $ 2
                                                      ===            ===             ===           ===
Effective tax rate                                     28%            34%             31%           35%
                                                      ===            ===             ===           ===

The effective tax rate is a ratio of tax expense over pre-tax income. The separate account dividend received deduction included in the table above is exclusive of any prior years' tax return resolution.

The federal income tax liability (in millions), which is included in other liabilities on our Balance Sheets, was as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
Current                                      $ 6   $ 32
Deferred                                      17    141
                                             ---   ----
      Total federal income tax liability     $23   $173
                                             ===   ====

Significant components of our deferred tax assets and liabilities (in millions) were as follows:

                                        AS OF DECEMBER 31,
                                        ------------------
                                            2008   2007
                                            ----   ----
DEFERRED TAX ASSETS:
Insurance and investment contract
   liabilities                              $119   $140
Other investments                             49     12
Compensation and benefit plans                 1      1
Ceding commission asset                        1      2
Net unrealized loss on securities
   available-for-sale                        216      1
Other                                          1      1
                                            ----   ----
      Total deferred tax assets              387    157
                                            ----   ----
DEFERRED TAX LIABILITIES:
Deferred acquisition costs                   154    100
Present value of business in-force           229    174
Other                                         21     24
                                            ----   ----
      Total deferred tax liabilities         404    298
                                            ----   ----
         Net deferred tax liability         $ 17   $141
                                            ====   ====

As of April 2, 2007, we have elected to file consolidated federal income tax returns with LNC and its subsidiaries. Pursuant to an inter-company tax sharing agreement with LNC, we provide for income taxes on a separate return filing basis. Prior to April 3, 2006, with the exception of predecessor LLANY, we were part of a consolidated Federal income tax filing with Jefferson-Pilot and its subsidiaries. Effective as of this merger date, the company, with the exception of predecessor LLANY, was part of a consolidated Federal income tax filing with JPFIC until April 2, 2007. Predecessor LLANY filed its tax return as part of a consolidated Federal income tax filing with its common parent, LNC.

We are required to establish a valuation allowance for any gross deferred tax assets that are unlikely to reduce taxes payable in future years' tax returns. As of December 31, 2008 and 2007, we concluded that it was more likely than not that all gross deferred tax assets will reduce taxes payable in future years. Accordingly, no valuation allowance was necessary at December 31, 2008 and 2007.

As discussed in Note 2, we adopted FIN 48 on January 1, 2007. As of December 31, 2008 and 2007 $4 million and $3 million of our unrecognized tax benefits presented below, if recognized, would have impacted our income tax expense and our effective tax rate. We anticipate a change to our unrecognized tax benefits during 2009 to range of none to $1 million.

A reconciliation of the unrecognized tax benefits (in millions) was as follows:

                                              FOR THE YEARS ENDED
                                                  DECEMBER 31,
                                              -------------------
                                                  2008   2007
                                                  ----   ----
Balance at beginning-of-year                       $22    $10
   Increases for prior year tax positions            1      1
   Increases for current year tax positions         --     11
                                                   ---    ---
Balance at end-of-year                             $23    $22
                                                   ===    ===

We recognize interest and penalties accrued, if any, related to unrecognized tax benefits as a component of tax expense. During the years ended December 31, 2008, and 2007, we recognized interest and penalty expense related to uncertain tax positions of $1 million, in each year. We recognized no interest and penalty expense related to uncertain tax positions during the year ended December 31, 2006. We had accrued interest and penalty expense related to the unrecognized tax benefits of $2 million as of December 31, 2008 and 2007, respectively.

We are subject to annual tax examinations from the Internal Revenue Service ("IRS"). During the third quarter of 2008, the IRS completed its examination for tax years 2003 and 2004 resulting in a proposed assessment. We believe a portion of the assessment is inconsistent with existing law and are protesting it through the established IRS appeals process. We do not anticipate that any adjustments that might result from such audits would be material to our results of operations or financial condition. We are currently under audit by the IRS for years 2005 and 2006. The Jefferson-Pilot subsidiaries acquired in the April 2006 merger are subject to a separate IRS examination cycle. For the former Jefferson-Pilot and its subsidiaries, the IRS is examining tax year ended April 2, 2006.

7. DAC, VOBA AND DSI

During the fourth quarter of 2008, we recorded a decrease to income totaling $15 million, for a reversion to the mean prospective unlocking of DAC, VOBA and DSI as a result of significant and sustained declines in the equity markets during 2008. The pre-tax impact for these items is included within the prospective unlocking line items in the changes in DAC, VOBA, and DSI tables below.

Changes in DAC (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE       FOR THE         APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007          2006            2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $306           $197           $ 60            $53
   Cumulative effect of adoption of SOP 05-1                  --             (1)            --             --
   Purchase accounting fair value adjustment                  --             --            (60)            --
   Merger acquired value                                      --             --            164             --
   Amounts transferred from LNL                               --             14             --             --
   Deferrals                                                  95            109             66              6
   Amortization, net of interest:
      Prospective unlocking -- assumption changes            (12)            --              1             --
      Prospective unlocking -- model refinements               9             (8)            (1)            --
      Retrospective unlocking                                (10)             9             (1)            --
      Other amortization, net of interest                    (36)           (35)           (22)            (2)
   Adjustment related to realized gains (losses) on
      available-for-sale securities and derivatives           36              3             (2)            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives           72             18             (8)             3
                                                            ----           ----           ----            ---
         Balance at end-of-period                           $460           $306           $197            $60
                                                            ====           ====           ====            ===

Changes in VOBA (in millions) were as follows:

                                                                                      PERIOD FROM    PERIOD FROM
                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                            2008           2007           2006           2006
                                                        ------------   ------------   ------------   -----------
Balance at beginning-of-period                              $493            $169          $ 12           $11
   Purchase accounting adjustments                            --              --            54            --
   Merger acquired value                                      --              --           114            --
   Amounts transferred from LNL                               --             352            --            --
   Deferrals                                                   3               4             5            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes              4               4            --            --
      Retrospective unlocking                                  3               9             1            --
      Other amortization                                     (72)            (70)          (22)           --
   Accretion of interest                                      26              24             7            --
   Adjustment related to realized gains on
      available-for-sale securities and derivatives            7               1            --            --
   Adjustment related to unrealized gains (losses) on
      available-for-sale securities and derivatives          191              --            (2)            1
                                                            ----            ----          ----           ---
         Balance at end-of-period                           $655            $493          $169           $12
                                                            ====            ====          ====           ===

Estimated future amortization of VOBA, net of interest (in millions), as of December 31, 2008, was as follows:

2009         $ 46
2010           43
2011           33
2012           31
2013           29
Thereafter    282
             ----
   Total     $464
             ====

Changes in DSI (in millions) were as follows:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Balance at beginning-of-period                           $14            $11            $ 2           $ 2
   Purchase accounting adjustments                        --             --              6            --
   Deferrals                                               4              4              4            --
   Amortization, net of interest:
      Prospective unlocking -- assumption changes         (2)            --             --            --
      Other amortization, net of interest                 (2)            (1)            (1)           --
                                                         ---            ---            ---           ---
         Balance at end-of-period                        $14            $14            $11           $ 2
                                                         ===            ===            ===           ===

8. REINSURANCE

The following summarizes reinsurance amounts (in millions) recorded on our Statements of Income:

                                                                                  PERIOD FROM    PERIOD FROM
                                                       FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                     YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                        2008           2007           2006           2006
                                                    ------------   ------------   ------------   -----------
Direct insurance premiums and fees                      $ 480         $ 445           $155           $ 11
Reinsurance ceded                                        (134)         (113)           (39)            (1)
                                                        -----         -----           ----           ----
   Total insurance premiums and fees, net               $ 346         $ 332           $116           $ 10
                                                        =====         =====           ====           ====
Direct insurance benefits                               $ 395         $ 354           $125           $ 25
Reinsurance recoveries netted against benefits           (167)         (162)           (82)           (18)
                                                        -----         -----           ----           ----
   Total benefits, net                                  $ 228         $ 192           $ 43           $  7
                                                        =====         =====           ====           ====

We cede the portion of risks exceeding our retention limits to other insurers. We seek reinsurance coverage within the businesses that sell life insurance in order to limit our exposure to mortality losses and enhance our capital management. As discussed in Note 23, a portion of this reinsurance activity is with affiliated companies.

Under our reinsurance program, we reinsure approximately 55% to 60% of the mortality risk on newly issued non-term life insurance contracts and approximately 40% to 45% of total mortality risk including term insurance contracts. Our policy for this program is to retain no more than $10 million on a single insured life issued on fixed and VUL insurance contracts. Additionally, the retention per single insured life for term life insurance and for corporate owned life insurance is $2 million for each type of insurance. Portions of our deferred annuity business have been reinsured on a Modco basis with other companies to limit our exposure to interest rate risks. As of December 31, 2008, the reserves associated with these reinsurance arrangements totaled $6 million. To cover products other than life insurance, we acquire other insurance coverages with retentions and limits.

For details on the reinsurance assumption from LNL, which was effective March 1, 2007, see Note 3.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to us. We regularly evaluate the financial condition of our reinsurers and monitor concentrations of credit risk related to reinsurance activities.

9. GOODWILL AND SPECIFICALLY IDENTIFIABLE INTANGIBLE ASSETS

The changes in the carrying amount of goodwill (in millions) by reportable segment were as follows:

                         FOR THE YEAR ENDED DECEMBER 31, 2008
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 26          $--           $ 26
Insurance Solutions:
   Life Insurance           136           --            136
                           ----          ---           ----
      Total goodwill       $162          $--           $162
                           ====          ===           ====


                         FOR THE YEAR ENDED DECEMBER 31, 2007
                        --------------------------------------
                        BALANCE AT     PURCHASE
                        BEGINNING-    ACCOUNTING    BALANCE AT
                          OF-YEAR    ADJUSTMENTS   END-OF-YEAR
                        ----------   -----------   -----------
Retirement Solutions:
   Annuities               $ 27          $(1)          $ 26
Insurance Solutions:
   Life Insurance           137           (1)           136
                           ----          ---           ----
      Total goodwill       $164          $(2)          $162
                           ====          ===           ====

The purchase accounting adjustments above relate to income tax deductions recognized when stock options attributable to mergers were exercised or the release of unrecognized tax benefits acquired through mergers.

We performed a Step 1 goodwill impairment analysis on all of our reporting units. The Step 1 analysis for the reporting units within our Insurance Solutions and Retirement Solutions segments utilized primarily a discounted cash flow valuation technique. The discounted cash flow analysis required us to make judgments about revenues, earnings projections, growth rates and discount rates. We also considered other valuation techniques such as an analysis of peer companies and market participants. In the valuation process, we gave consideration to the current economic and market conditions. We also updated our October 1 analysis of goodwill impairment to reflect fourth quarter results and forecasts as of December 31, 2008, due to sharp declines in the equity markets and our stock price in the fourth quarter. In determining the estimated fair value of our reporting units, we incorporated consideration of discounted cash flow calculations, peer company price-to-earnings multiples, the level of our own share price and assumptions that market participants would make in valuing our reporting units. Our fair value estimations were based primarily on an in-depth analysis of future cash flows and relevant discount rates, which considered market participant inputs (income approach). For our other reporting units, we used other available information including market data obtained through strategic reviews and other analysis to support our Step 1 conclusions.

All of our reporting units passed the Step 1 analysis. Additionally, while the Step 1 analysis of our Insurance Solutions - Life reporting unit indicated that its fair value exceeded its carrying value, the margin above carrying value was relatively small. Therefore, we concluded that we should perform additional analysis for our Insurance Solutions - Life reporting unit under the Step 2 requirements of SFAS 142. In our Step 2 analysis, we estimated the implied fair value of the reporting unit's goodwill as determined by allocating the reporting unit's fair value determined in Step 1 to all of its net assets (recognized and unrecognized) as if the reporting unit had been acquired in a business combination at the date of the impairment test. We utilized very detailed forecasts of cash flows and market observable inputs in determining a fair value of the net assets for each of the reporting units similar to what would be estimated in a business combination between market participants. The implied fair value of goodwill for Insurance Solutions - Life was higher than its carrying amount; therefore, the goodwill for this reporting unit was not impaired.

The gross carrying amount and accumulated amortization (in millions) for the major specifically identifiable intangible asset class by reportable segment was as follows:

                                                         AS OF DECEMBER 31,
                                         -------------------------------------------------
                                                    2008                    2007
                                         -----------------------   -----------------------
                                           GROSS                     GROSS
                                         CARRYING    ACCUMULATED   CARRYING    ACCUMULATED
                                          AMOUNT    AMORTIZATION    AMOUNT    AMORTIZATION
                                         --------   ------------   --------   ------------
Insurance Solutions -- Life Insurance:
   Sales force                              $7           $1           $7            $--

Future estimated amortization of the specifically identifiable intangible asset was immaterial as of December 31, 2008.

10. GUARANTEED BENEFIT FEATURES

We issue variable annuity contracts through our separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder (traditional variable annuities). We also issue variable annuity and life contracts through separate accounts that include various types of GDB, GWB and GIB features. The GDB features include those where we contractually guarantee to the contract holder either: return of no less than total deposits made to the contract less any partial withdrawals ("return of net deposits"); total deposits made to the contract less any partial withdrawals plus a minimum return ("minimum return"); or the highest contract value on any contract anniversary date through age 80 minus any payments or withdrawals following the contract anniversary ("anniversary contract value").

Certain features of these guarantees are considered embedded derivatives and are recorded in future contract benefits on our Balance Sheets at fair value under SFAS 133 and SFAS 157. Other guarantees that are not considered embedded derivatives meet the criteria as insurance benefits and are accounted for under the valuation techniques included in SOP 03-1. Still other guarantees contain characteristics of both an embedded derivative and an insurance benefit and are accounted for under an approach that weights these features and their associated reserves accordingly based on their hybrid nature. Effective January 1, 2008, we adopted SFAS 157, which affected the valuation of our embedded derivatives. See
Note 20 for details on the adoption of SFAS 157. We use derivative instruments to hedge our exposure to the risks and earnings volatility that result from the embedded derivatives for living benefits in certain of our variable annuity products. The change in fair value of these instruments tends to move in the opposite direction of the change in fair value of the embedded derivatives. The net impact of these changes is reported as GLB, which is reported as a component of realized gain (loss) on our Statements of Income and is discussed in Note 14.

Information on the GDB features outstanding (dollars in millions) was as follows (our variable contracts with guarantees may offer more than one type of guarantee in each contract; therefore, the amounts listed are not mutually exclusive):

                                            AS OF DECEMBER 31,
                                           -------------------
                                             2008       2007
                                           --------   --------
RETURN OF NET DEPOSITS
Total account value                          $1,265     $1,499
Net amount at risk(1)                           222          3
Average attained age of contract holders   52 years   51 years
MINIMUM RETURN
Average attained age of contract holders   77 years   76 years
Guaranteed minimum return                         5%         5%
ANNIVERSARY CONTRACT VALUE
Total account value                          $  731     $1,050
Net amount at risk(1)                           355         11
Average attained age of contract holders   64 years   64 years

----------
(1) Represents the amount of death benefit in excess of the account balance. The increase in net amount of risk when comparing December 31, 2008, to December 31, 2007, was attributable primarily to the decline in equity markets and associated reduction in the account values.

The determination of GDB liabilities is based on models that involve a range of scenarios and assumptions, including those regarding expected market rates of return and volatility, contract surrender rates and mortality experience. The following summarizes the balances of and changes in the liabilities for GDB (in millions), which were recorded in future contract benefits on our Balance
Sheets:

                              FOR THE YEARS ENDED
                                  DECEMBER 31,
                              -------------------
                               2008   2007   2006
                               ----   ----   ----
Balance at beginning-of-year   $ 1     $ 1    $--
   Changes in reserves           9      --      1
   Benefits paid                (2)     --     --
                               ---     ---    ---
Balance at end-of-year         $ 8     $ 1    $ 1
                               ===     ===    ===

The changes to the benefit reserves amounts above are reflected in benefits on our Statements of Income.

Account balances of variable annuity contracts with guarantees (in millions) were invested in separate account investment options as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                      2008     2007
                                     ------   ------
ASSET TYPE
Domestic equity                      $  670   $1,118
International equity                    276      232
Bonds                                   219      253
Money market                            213      206
                                     ------   ------
   Total                             $1,378   $1,809
                                     ======   ======
Percent of total variable annuity
   separate account values               89%      85%

Future contract benefits also include reserves for our products with secondary guarantees for our products sold through our Insurance Solutions - Life Insurance segment. These UL and VUL products with secondary guarantees represented approximately 15% of permanent life insurance in force as of December 31, 2008, and approximately 80% of sales for these products in 2008.

11. OTHER CONTRACT HOLDER FUNDS

Details of other contract holder funds (in millions) were as follows:

                                    AS OF DECEMBER 31,
                                    ------------------
                                       2008     2007
                                      ------   ------
Account values and other
   contract holder funds              $4,628   $4,613
Deferred front-end loads                  65       48
Contract holder dividends payable        164      165
Premium deposit funds                     12       13
Undistributed earnings on
   participating business                 (3)      26
                                      ------   ------
Total other contract holder funds     $4,866   $4,865
                                      ======   ======

As of December 31, 2008 and 2007, participating policies comprised approximately 4% of the face amount of insurance in force, and dividend expenses were $29 million, $25 million and $5 million for the years ended December 31, 2008, 2007 and 2006, respectively.

12. CONTINGENCIES AND COMMITMENTS

CONTINGENCIES

REGULATORY AND LITIGATION MATTERS

Federal and state regulators continue to focus on issues relating to fixed and variable insurance products, including, but not limited to, suitability, replacements and sales to seniors. Like others in the industry, we have received inquiries including requests for information regarding sales to seniors from the Financial Industry Regulatory Authority, and we have responded to these inquiries. We continue to cooperate fully with such authority.

In the ordinary course of its business, we are involved in various pending or threatened legal proceedings, including purported class actions, arising from the conduct of business. In some instances, these proceedings include claims for unspecified or substantial punitive damages and similar types of relief in addition to amounts for alleged contractual liability or requests for equitable relief. After consultation with legal counsel and a review of available facts, it is management's opinion that these proceedings, after consideration of any reserves and rights to indemnification, ultimately will be resolved without materially affecting our financial position. However, given the large and indeterminate amounts sought in certain of these proceedings and the inherent difficulty in predicting the outcome of such legal proceedings, it is possible that an adverse outcome in certain matters could be material to our operating results for any particular reporting period.

VULNERABILITY FROM CONCENTRATIONS

As of December 31, 2008, we did not have a concentration of business transactions with a particular customer or lender or sources of supply of labor or services used in the business. However, we do have a concentration in market and geographic area in which business is conducted. For the year ended December 31, 2008, approximately 81% of the premiums, on the basis of SAP, were generated in New York.

OTHER CONTINGENCY MATTERS

State guaranty funds assess insurance companies to cover losses to contract holders of insolvent or rehabilitated companies. Mandatory assessments may be partially recovered through a reduction in future premium taxes in some states. As of December 31, 2008 and 2007, we have not accrued for expected assessments.

13. STOCKHOLDER'S EQUITY

STOCKHOLDER'S EQUITY

All authorized and issued shares of LLANY are owned by LNL.

ACCUMULATED OCI

The following summarizes the components and changes in accumulated OCI (in millions):

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
UNREALIZED GAINS (LOSS) ON AVAILABLE-FOR-SALE SECURITIES
Balance at beginning-of-period                                            $  (8)         $ 14           $  3           $ 10
Other comprehensive income (loss):
   Unrealized holding gains (losses) arising during the year               (758)          (67)            33            (16)
   Change in DAC, VOBA and other contract holder funds                      337            18            (15)             3
   Income tax (expense) benefit                                             156            15             (8)             6
   Less:
      Reclassification adjustment for losses included in net income        (147)          (23)            --             --
      Associated amortization of DAC, VOBA, DSI, DFEL and changes
         in other contract holder funds                                      51             4             (2)            --
      Income tax benefit                                                     34             7              1             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $(211)         $ (8)          $ 14           $  3
                                                                          =====          ====           ====           ====
UNREALIZED GAINS ON DERIVATIVE INSTRUMENTS
Balance at beginning-of-period                                            $   1          $ --           $ --           $ --
Other comprehensive income (loss):
   Unrealized holding gains arising during the year                          --             5             --             --
   Change in DAC, VOBA and other contract holder funds                       --            (3)            --             --
   Income tax expense                                                        --            (1)            --             --
                                                                          -----          ----           ----           ----
            Balance at end-of-period                                      $   1          $  1           $ --           $ --
                                                                          =====          ====           ====           ====

14. REALIZED LOSS

Details underlying realized loss (in millions) reported on our Statements of Income were as follows:

                                                                                                     PERIOD FROM   PERIOD FROM
                                                                         FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                       YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                          2008           2007           2006           2006
                                                                      ------------   ------------   ------------   -----------
Total realized loss on investments and certain derivative
   instruments, excluding trading securities(1)                           $(96)          $(19)           $(1)          $--
Loss on certain reinsurance derivative/trading securities(2)                (1)            --             --            --
Guaranteed living benefits:
   Gross                                                                    --            (11)            --            --
   Associated amortization expense of DAC, VOBA, DSI and DFEL               (1)             5             --            --
                                                                          ----           ----            ---           ---
      Total realized loss                                                 $(98)          $(25)           $(1)          $--
                                                                          ====           ====            ===           ===

----------
(1)  See "Realized Loss Related to Investments" section in Note 4 for detail.

(2) Represents changes in the fair value of total return swaps (embedded derivatives) related to various modified coinsurance and coinsurance with funds withheld reinsurance arrangements that have contractual returns related to various assets and liabilities associated with these arrangements. Changes in the fair value of these derivatives are offset by the change in fair value of trading securities in the portfolios that support these arrangements.

15. UNDERWRITING, ACQUISITION, INSURANCE AND OTHER EXPENSES

Details underlying underwriting, acquisition, insurance and other expenses (in millions) were as follows:

                                                                                          PERIOD FROM   PERIOD FROM
                                                              FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                               2008           2007            2006          2006
                                                           ------------   ------------   ------------   -----------
Commissions                                                    $ 84           $100           $ 67           $ 4
General and administrative expenses                              66             64             38             4
DAC and VOBA deferrals and interest, net of amortization        (10)           (46)           (34)           (4)
Taxes, licenses and fees                                         16             10              6             2
                                                               ----           ----           ----           ---
   Total                                                       $156           $128           $ 77           $ 6
                                                               ====           ====           ====           ===

16. PENSION, HEALTH CARE AND LIFE INSURANCE BENEFIT PLANS

LNC maintains qualified funded defined benefit pension plans in which many of our employees, including those of LLANY, are participants. LNC also maintains non-qualified, unfunded defined benefit pension plans for certain employees, and certain employees and certain retired employees of acquired companies. In addition, for certain employees LNC has supplemental retirement plans that provide defined pension benefits in excess of limits imposed by federal tax law. All of LNC's U.S. defined benefit pension plans were "frozen" as of either December 31, 1994, or December 31, 2007, or earlier. For their frozen plans, there are no new participants and no future accruals of benefits from the date of the freeze.

The eligibility requirements for each plan are described in each plan document and vary for each plan based on completion of a specified period of continuous service or date of hire, subject to age limitations. The frozen pension plan benefits are calculated either on a traditional or cash balance formula. Those formulas are based upon years of credited service and eligible earnings as defined in each plan document. The traditional formula provides benefits stated in terms of a single life annuity payable at age 65. Under the cash balance formula benefits are stated as a lump sum hypothetical account balance. That account balance equals the sum of the employee's accumulated annual benefit credits plus interest credits. Benefit credits, which are based on years of service and base salary plus bonus, ceased as of the date the plan was frozen. Interest credits continue until the employee's benefit is paid.

LNC also sponsors voluntary employees' beneficiary association ("VEBA") trust that provides postretirement medical, dental and life insurance benefits to retired full-time employees and agents who, depending on the plan, have worked for us for 10 years and attained age 55 (age 60 for agents). VEBAs are a special type of tax-exempt trust used to provide employee benefits and also are subject to preferential tax treatment under the Internal Revenue Code. Medical and dental benefits are available to spouses and other eligible dependents of retired employees and agents. Retirees may be required to contribute toward the cost of these benefits. Eligibility and the amount of required contribution for these benefits varies based upon a variety of factors incluing years of service and year of retirement. Effective January 1, 2008, the postretirement plan providing benefits to former employees of Jefferson-Pilot was amended such that only employees who had attained age 55 with a minimum of 10 years of service by December 31, 2007, and who later retire on or after age 60 with 15 years of service will be eligible to receive life insurance benefits when they retire.

17. 401(k), MONEY PURCHASE AND PROFIT SHARING PLANS

LNC sponsors a contributory defined contribution plan or a 401(k) plan for our eligible employees, including those of LLANY. LNL sponsors a number of contributory defined plans for agents only, including those of LLANY. These plans include a 401(k) plan for eligible agents and a defined contribution money purchase plan for eligible agents of the former Jefferson-Pilot. LNL also sponsors a money purchase plan for LNL agents that was frozen in 2004.

LNC makes contributions and matching contributions to each of the active plans in accordance with the plan document and various limitations under Section 401(a) of the Internal Revenue Code of 1986, as amended.

The expenses (in millions) for the 401(k) and profit sharing plans were as follows:

                                                                                        PERIOD FROM   PERIOD FROM
                                                            FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                          YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                             2008           2007           2006           2006
                                                         ------------   ------------   ------------   -----------
Total expenses for the 401(k) and profit sharing plans        $2              $1            $--           $--

DEFERRED COMPENSATION PLANS

LNC sponsors the Deferred Compensation & Supplemental/Excess Retirement Plan (the "DC SERP") for certain U.S. employees, including those of LLANY, and deferred compensation plans for certain agents, including those of LLANY.

THE DEFERRED COMPENSATION PLAN FOR CERTAIN U.S. EMPLOYEES

Certain U.S. employees may participate in the DC SERP. All participants may elect to defer payment of a portion of their compensation as defined by the plan. DC SERP participants may select from a menu of "phantom" investment options (identical to those offered under our qualified savings plans) used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of the DC SERP, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LNC makes matching contributions to these plans based upon amounts placed into the deferred compensation plans by individuals after participants have exceeded applicable limits of the Internal Revenue Code. The amount of our contribution is calculated in accordance with the plan document, which is similar to our 401(k) plans. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

The terms of the DC SERP provide that plan participants who select our stock as the measure for their investment return will receive shares of LNC stock in settlement of this portion of their accounts at the time of distribution. In addition, participants are precluded from diversifying any portion of their deferred compensation plan account that has been credited to the stock unit fund. Consequently, changes in value of our stock do not affect the expenses associated with this portion of the deferred compensation plan.

DEFERRED COMPENSATION PLANS FOR CERTAIN AGENTS

LNC also sponsors a deferred compensation plan for certain eligible agents. Plan participants receive contributions based on their earnings. Plan participants may select from a menu of "phantom" investment options used as investment measures for calculating the investment return notionally credited to their deferrals. Under the terms of these plans, LNC agrees to pay out amounts based upon the aggregate performance of the investment measures selected by the participant. LLANY agents invest in phantom investments that mirror those offered to qualified plan participants. Jefferson-Pilot agents invest in a different line up of "phantom" investments. Our expense for these plans was not significant for the years ended December 31, 2008, 2007 and 2006.

18. STOCK-BASED INCENTIVE COMPENSATION PLANS

Our employees are included in LNC's various incentive plans that provide for the issuance of stock options, stock incentive awards, stock appreciation rights ("SARs"), restricted stock awards, performance shares (performance-vested shares as opposed to time-vested shares) and deferred stock units - also referred to as "restricted stock units." LNC has a policy of issuing new shares to satisfy option exercises. Total compensation expense for stock-based awards to our employees was not material for the years ended December 31, 2008, 2007 and 2006.

19. STATUTORY INFORMATION AND RESTRICTIONS

We prepare financial statements in accordance with SAP prescribed or permitted by the New York Department of Insurance, which may vary materially from GAAP. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners ("NAIC") as well as state laws, regulations and administrative rules. Permitted SAP encompasses all accounting practices not so prescribed. The principal differences between statutory financial statements and financial statements prepared in accordance with GAAP are that statutory financial statements do not reflect DAC, some bond portfolios may be carried at amortized cost, assets and liabilities are presented net of reinsurance, contract holder liabilities are generally valued using more conservative assumptions and certain assets are non-admitted.

Specified statutory information (in millions) was as follows:

                      AS OF DECEMBER 31,
                      ------------------
                          2008   2007
                          ----   ----
Capital and surplus       $795   $833

                                          PERIOD FROM   PERIOD FROM
              FOR THE        FOR THE        APRIL 3      JANUARY 1
            YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
           DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
               2008           2007           2006           2006
           ------------   ------------   ------------   -----------
Net loss       $(95)         $(188)         $(26)           $(1)

Our state of domicile, New York, has adopted a certain prescribed accounting practice that differs from those found in NAIC SAP. This prescribed practice is the use of continuous Commissioners Annuity Reserve Valuation Method ("CARVM") in the calculation of reserves. We also have several accounting practices permitted by our state of domicile that differ from those found in NAIC SAP. Specifically, these are the use of a more conservative valuation interest rate on certain annuities as of December 31, 2008 and 2007, the use of less conservative mortality tables on certain life insurance products as of December 31, 2008. The effects on statutory surplus compared to NAIC statutory surplus from the use of these prescribed and permitted practices (in millions) were as follows:

                                AS OF DECEMBER 31,
                                ------------------
                                   2008   2007
                                   ----   ----
Calculation of reserves using
   continuous CARVM                $(10)  $(10)

A new statutory reserving standard (commonly called "VACARVM") has been developed by the NAIC replacing current statutory reserve practices for variable annuities with guaranteed benefits, such as GWBs. The effective date for VACARVM is December 31, 2009. Based upon the level of variable annuity account values as of December 31, 2008, we estimate that VACARVM would have decreased our statutory capital by $40 to $60 million. The actual impact of the adoption will be dependent upon account values and conditions that exist as of December 31, 2009. We plan to utilize existing affiliate reinsurance structures, as well as pursue additional third-party reinsurance arrangements, to lessen any negative impact on statutory capital and dividend capacity. However, additional statutory reserves could lead to lower risk-based capital ("RBC") ratios and potentially reduce future dividend capacity from our insurance subsidiaries.

Prior to 2007, JPLA and predecessor LLANY prepared and filed separate statutory basis financial statements with the Insurance Departments of their states of domicile, New Jersey and New York, respectively. JPLA was redomiciled from New Jersey to New York, and predecessor LLANY was merged with and into JPLA in April 2007 and renamed LLANY.

LLANY is subject to certain insurance department regulatory restrictions as to the transfer of funds and the payment of dividends to LNL. Dividends cannot be declared by state of New York life insurance companies without 30-day notice to the Superintendent, who may disapprove. Dividends are paid as declared by its Board of Directors. Within these limitations, there are no restrictions placed on the portion of company profits that may be paid as ordinary dividends to stockholders. No dividends were declared in 2008 or 2007. We expect we could pay dividends of approximately $13 million in 2009 after approval from the Superintendent. However, if current conditions do not improve we believe this dividend capacity will decline.

20. FAIR VALUE OF FINANCIAL INSTRUMENTS

The carrying values and estimated fair values of our financial instruments (in millions) were as follows:

                                                                             AS OF DECEMBER 31,
                                                         ---------------------------------------------------------
                                                                     2008                         2007
                                                         ---------------------------   ---------------------------
                                                         CARRYING VALUE   FAIR VALUE   CARRYING VALUE   FAIR VALUE
                                                         --------------   ----------   --------------   ----------
ASSETS
Available-for-sale securities:
   Fixed maturities                                          $ 5,159       $ 5,159        $ 5,759        $ 5,759
   Equity                                                          2             2              2              2
Mortgage loans on real estate                                    294           285            260            266
Other investments                                                  2             2              3              3
Cash and invested cash                                            55            55            129            129
Separate account assets                                        1,690         1,690          2,284          2,284
LIABILITIES
Future contract benefits:
   Remaining guaranteed interest and similar contracts            --            --            (46)           (46)
   Embedded derivative instruments -- living benefits
      (liabilities) contra liabilities                          (124)         (124)           (12)           (12)
Other contract holder funds:
   Account value of certain investment contracts              (1,171)       (1,287)        (1,240)        (1,213)
Reinsurance related derivative liabilities                        (1)           (1)            --             --

See Note 1 for discussion of the methodologies and assumptions used to determine the fair value of financial instruments carried at fair value. The following discussion outlines the methodologies and assumptions used to determine the fair value of our financial instruments not carried at fair value. Considerable judgment is required to develop these assumptions used to measure fair value. Accordingly, the estimates shown are not necessarily indicative of the amounts that would be realized in a one-time, current market exchange of all of our financial instruments.

MORTGAGE LOANS ON REAL ESTATE

The fair value of mortgage loans on real estate is established using a discounted cash flow method based on credit rating, maturity and future income. The ratings for mortgages in good standing are based on property type, location, market conditions, occupancy, debt service coverage, loan to value, quality of tenancy, borrower and payment record. The fair value for impaired mortgage loans is based on the present value of expected future cash flows discounted at the loan's effective interest rate, the loan's market price, or the fair value of the collateral if the loan is collateral dependent.

OTHER INVESTMENTS AND CASH AND INVESTED CASH

The carrying value of our assets classified as other investments and cash and invested cash on our Balance Sheets approximates their fair value. Other investments include limited partnership and other privately held investments that are accounted for using the equity method of accounting.

FUTURE CONTRACT BENEFITS AND OTHER CONTRACT HOLDER FUNDS

Future contract benefits and other contract holder funds on our Balance Sheets include account values of investment contracts and certain guaranteed interest contracts. The fair value of the investment contracts is based on their approximate surrender value at the balance sheet date. The fair value for the remaining guaranteed interest and similar contracts are estimated using discounted cash flow calculations at the balance sheet date. These calculations are based on interest rates currently offered on similar contracts with maturities that are consistent with those remaining for the contracts being valued.

FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE

See "Summary of Significant Accounting Policies" in Note 1 and "SFAS 157 - FAIR VALUE MEASUREMENTS" in Note 2 for discussions of the methodologies and assumptions used to determine the fair value of our financial instruments carried at fair value.

The following summarizes our financial instruments carried at fair value (in millions) on a recurring basis by the SFAS 157 fair value hierarchy levels described in Note 2:

                                                            AS OF DECEMBER 31, 2008
                                               -----------------------------------------------
                                                 QUOTED
                                                 PRICES
                                               IN ACTIVE
                                                MARKETS
                                                  FOR      SIGNIFICANT    SIGNIFICANT
                                               IDENTICAL    OBSERVABLE   UNOBSERVABLE   TOTAL
                                                 ASSETS      INPUTS         INPUTS       FAIR
                                               (LEVEL 1)    (LEVEL 2)     (LEVEL 3)     VALUE
                                               ---------   -----------   ------------   ------
ASSETS
Investments:
   Available-for-sale securities:
      Fixed maturities                            $40         $4,832        $ 287       $5,159
      Equity                                        2             --           --            2
Cash and invested cash                             --             55           --           55
Separate account assets                            --          1,690           --        1,690
                                                  ---         ------        -----       ------
         Total assets                             $42         $6,577        $ 287       $6,906
                                                  ===         ======        =====       ======
LIABILITIES
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                        $--         $   --        $(124)      $ (124)
Reinsurance related derivative assets              --             (1)          --           (1)
                                                  ---         ------        -----       ------
         Total liabilities                        $--         $   (1)       $(124)      $ (125)
                                                  ===         ======        =====       ======

We did not have any assets or liabilities measured at fair value on a non-recurring basis as of December 31, 2008.

The following table summarizes changes to our financial instruments carried at fair value (in millions) and classified within Level 3 of the fair value hierarchy. This information excludes any impact of amortization on DAC, VOBA, DSI and DFEL. When a determination is made to classify an asset or liability within Level 3 of the fair value hierarchy, the determination is based upon the significance of the unobservable inputs to the overall fair value measurement. Certain securities trade in less liquid or illiquid markets with limited or no pricing information, and the determination of fair value for these securities is inherently more difficult. However, Level 3 fair value investments may include, in addition to the unobservable or Level 3 inputs, observable components (that is, components that are actively quoted or can be validated to market-based sources). The gains and losses in the table below may include changes in fair value due in part to observable inputs that are a component of the valuation methodology.

                                                              FOR THE YEAR ENDED DECEMBER 31, 2008
                                               -------------------------------------------------------------------
                                                                                    SALES,      TRANSFERS
                                                            ITEMS                 PURCHASES,      IN OR
                                               BEGINNING   INCLUDED    GAINS      MATURITIES,     OUT OF    ENDING
                                                  FAIR      IN NET    (LOSSES)   SETTLEMENTS,    LEVEL 3,    FAIR
                                                 VALUE      INCOME     IN OCI     CALLS, NET      NET(1)     VALUE
                                               ---------   --------   --------   ------------   ---------   ------
Investments:
   Available-for-sale securities:
      Fixed maturities                            $372      $ (20)      $(51)        $(12)         $(2)      $ 287
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities                         (17)      (100)        --           (7)          --        (124)
                                                  ----      -----       ----         ----          ---       -----
         Total, net                               $355      $(120)      $(51)        $(19)         $(2)      $ 163
                                                  ====      =====       ====         ====          ===       =====

----------
(1) Transfers in or out of Level 3 for available-for-sale and trading securities are displayed at amortized cost at the beginning of the period. For available-for-sale securities, the difference between beginning of period amortized cost and beginning of period fair value was included in OCI and earnings, respectively, in prior periods.

The following table provides the components of the items included in net income, excluding any impact of amortization on DAC, VOBA, DSI and DFEL and changes in future contract benefits, (in millions) as reported in the table above:

                                                            FOR THE YEAR ENDED DECEMBER 31, 2008
                                               ----------------------------------------------------------------
                                                                               GAINS
                                                                              (LOSSES)
                                                                                FROM
                                                                  OTHER-        SALES,       UNREALIZED
                                               (AMORTIZATION)     THAN-      MATURITIES,      HOLDING
                                                 ACCRETION,     TEMPORARY    SETTLEMENTS,      GAINS
                                                    NET         IMPAIRMENT     CALLS        (LOSSES)(3)   TOTAL
                                               --------------   ----------   ------------   -----------   -----
Investments:
   Available-for-sale securities:
      Fixed maturities(1)                            $2            $(22)         $--           $  --      $ (20)
Future contract benefits:
   Embedded derivative instruments -- living
      benefits liabilities(2)                        --              --           --            (100)      (100)
                                                    ---            ----          ---           -----      -----
         Total, net                                  $2            $(22)         $--           $(100)     $(120)
                                                    ===            ====          ===           =====      =====

----------
(1) Amortization and accretion, net and unrealized holding losses are included in net investment income on our Statements of Income. All other amounts are included in realized loss on our Statements of Income.

(2)  All amounts are included in realized loss on our Statements of Income.

(3) This change in unrealized gains or losses relates to assets and liabilities that we still held as of December 31, 2008.

The fair value of available-for-sale fixed maturity securities (in millions) classified within Level 3 of the fair value hierarchy was as follows:

                                                        AS OF DECEMBER 31, 2008
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $114      39.7%
Asset-backed securities                                       19       6.6%
Commercial mortgage-backed securities                         42      14.6%
Collateralized mortgage obligations                           22       7.7%
Municipals                                                    37      12.9%
Government and government agencies                            47      16.4%
Redeemable preferred stock                                     6       2.1%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $287     100.0%
                                                            ====     =====

                                                        AS OF DECEMBER 31, 2007
                                                        -----------------------
                                                            FAIR   % OF TOTAL
                                                           VALUE   FAIR VALUE
                                                           -----   ----------
Corporate bonds                                             $119      32.0%
Asset-backed securities                                       62      16.7%
Commercial mortgage-backed securities                         60      16.1%
Collateralized mortgage obligations                           42      11.3%
Municipals                                                    38      10.2%
Government and government agencies                            51      13.7%
                                                            ----     -----
   Total fixed maturity available-for-sale securities       $372     100.0%
                                                            ====     =====

21. SEGMENT INFORMATION

On July 21, 2008, we announced the realignment of our segments under our former Employer Markets and Individual Markets operating businesses into two new operating businesses - Retirement Solutions and Insurance Solutions. We believe the new structure more closely aligns with consumer needs and should lead to more coordinated product development and greater effectiveness across the enterprise. The segment changes are in accordance with the provisions of SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information," and reflect the manner in which we are organized for purposes of making operating decisions and assessing performance. Accordingly, we have restated results from prior periods in a consistent manner with our realigned segments.

Under our newly realigned segments, we report the results of the Executive Benefits business, which as of June 30, 2008, was part of the Retirement Products segment, in the Life Insurance segment. We do not view these changes to our segment reporting as material to our financial statements.

We provide products and services in two operating businesses: Retirement Solutions and Insurance Solutions, and report results through four business segments. We also have Other Operations, which includes the financial data for operations that are not directly related to the business segments. Our reporting segments reflect the manner by which our chief operating decision makers view and manage the business. The following is a brief description of these segments and Other Operations.

RETIREMENT SOLUTIONS

The Retirement Solutions business provides its products through two segments:
Annuities and Defined Contribution. The Retirement Solutions - Annuities segment provides tax-deferred investment growth and lifetime income opportunities for its clients by offering individual fixed annuities, including indexed annuities and variable annuities. The Retirement Solutions - Defined Contribution segment provides employer-sponsored variable and fixed annuities and mutual-fund based programs in the 401(k), 403(b) and 457 marketplaces.

INSURANCE SOLUTIONS

The Insurance Solutions business provides its products through two segments:
Life Insurance and Group Protection. The Insurance Solutions - Life Insurance segment offers wealth protection and transfer opportunities through term insurance, a linked-benefit product (which is a UL policy linked with riders that provide for long-term care costs) and both single and survivorship versions of UL and VUL, including corporate-owned UL and VUL insurance and bank-owned UL and VUL insurance products. The Insurance Solutions - Group Protection segment offers group life, disability and dental insurance to employers, and its products are marketed primarily through a national distribution system of regional group offices. These offices develop business through employee benefit brokers, third-party administrators and other employee benefit firms.

OTHER OPERATIONS

Other Operations includes investments related to excess capital, other corporate investments and benefit plan net assets.

Beginning with the quarter ended June 30, 2008, we changed our definitions of segment operating revenues and income from operations to better reflect: the underlying economics of our variable and indexed annuities that employ derivative instruments to hedge policy benefits; and the manner in which management evaluates that business. Our change in the definition of income from operations is primarily the result of our adoption of SFAS 157 during the first quarter of 2008 (see Note 2). Under the fair value measurement provisions of SFAS 157, we are required to measure the fair value of these annuities from an "exit price" perspective, (i.e., the exchange price between market participants to transfer the liability). We, therefore, must include margins that a market participant buyer would require as well as a factor for non-performance risk related to our credit quality. We do not believe that these factors relate to the economics of the underlying business and do not reflect the manner in which management evaluates the business. The items that are now excluded from our operating results that were previously included are as follows: GLB net derivatives results; indexed annuity forward-starting option; and GDB derivatives results. For more information regarding this change, see LNC's current report on Form 8-K dated July 16, 2008.

We continue to exclude the effects of any realized gain (loss) on investments from segment operating revenues and income from operations as we believe that such items are not necessarily indicative of current operating fundamentals or future performance of the business segments, and, in many instances, decisions regarding these items do not necessarily relate to the operations of the individual segments.

We believe that our new definitions of operating revenues and income (loss) from operations will provide investors with a more valuable measure of our performance because it better reveals trends in our business.

Segment operating revenues and income (loss) from operations are internal measures used by our management and Board of Directors to evaluate and assess the results of our segments. Income (loss) from operations is GAAP net income excluding the after-tax effects of the following items, as applicable:

- Realized gains and losses associated with the following ("excluded realized gain (loss)"):

     -    Sale or disposal of securities;

     -    Impairments of securities;

     - Change in the fair value of embedded derivatives within certain reinsurance arrangements and the change in the fair value of related trading securities;

     - Change in the fair value of the embedded derivatives of our GLBs within our variable annuities net of the change in the fair value of the derivatives we own to hedge the changes in the embedded derivative;

     - Net difference between the benefit ratio unlocking of SOP 03-1 reserves on our GDB riders within our variable annuities and the change in the fair value of the derivatives excluding our expected cost of purchasing the hedging instruments; and

     - Changes in the fair value of the embedded derivative liabilities related to index call options we may purchase in the future to hedge contract holder index allocations applicable to future reset periods for our indexed annuity products as required under SFAS 133 and 157.

- Income (loss) from the initial adoption of changes in accounting principles;

- Income (loss) from reserve changes (net of related amortization) on business sold through reinsurance;

-    Losses on early retirement of debt, including subordinated debt;

-    Losses from the impairment of intangible assets; and

-    Income (loss) from discontinued operations.

Operating revenues represent GAAP revenues excluding the pre-tax effects of the following items, as applicable:

-    Excluded realized gain (loss);

- Amortization of deferred gains arising from the reserve changes on business sold through reinsurance; and

- Revenue adjustments from the initial impact of the adoption of changes in accounting principles.

Operating revenues and income (loss) from operations do not replace revenues and net income as the GAAP measures of our results of operations.

Segment information (in millions) was as follows:

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
REVENUES
Operating revenues:
   Retirement Solutions:
      Annuities                                     $  96          $110            $ 64          $12
      Defined Contribution                             52            54              40           --
                                                    -----          ----            ----          ---
         Total Retirement Solutions                   148           164             104           12
                                                    -----          ----            ----          ---
   Insurance Solutions:
      Life Insurance                                  531           481             152           12
      Group Protection                                 39            29              15            4
                                                    -----          ----            ----          ---
         Total Insurance Solutions                    570           510             167           16
                                                    -----          ----            ----          ---
   Other Operations                                    25            19               6            1
Excluded realized gain (loss), pre-tax               (100)          (25)             (1)          --
                                                    -----          ----            ----          ---
            Total revenues                          $ 643          $668            $276          $29
                                                    =====          ====            ====          ===

                                                                              PERIOD FROM    PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INCOME
Income (loss) from operations:
   Retirement Solutions:
      Annuities                                     $  3           $ 19            $13           $ 1
      Defined Contribution                             4              3              2            --
                                                    ----           ----            ---           ---
         Total Retirement Solutions                    7             22             15             1
                                                    ----           ----            ---           ---
   Insurance Solutions:
      Life Insurance                                  75             82             21             2
      Group Protection                                 2              1              2            --
                                                    ----           ----            ---           ---
         Total Insurance Solutions                    77             83             23             2
                                                    ----           ----            ---           ---
   Other Operations                                   17             13              4            --
Excluded realized gain (loss), after-tax             (65)           (16)            --            --
                                                    ----           ----            ---           ---
            Net income                              $ 36           $102            $42           $ 3
                                                    ====           ====            ===           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
NET INVESTMENT INCOME
Retirement Solutions:
   Annuities                                        $ 57           $ 58           $ 45           $12
   Defined Contribution                               48             49             37            --
                                                    ----           ----           ----           ---
      Total Retirement Solutions                     105            107             82            12
                                                    ----           ----           ----           ---
Insurance Solutions:
   Life Insurance                                    262            233             75             6
   Group Protection                                    3              2              1            --
                                                    ----           ----           ----           ---
      Total Insurance Solutions                      265            235             76             6
                                                    ----           ----           ----           ---
Other Operations                                      25             19              3             1
                                                    ----           ----           ----           ---
         Total net investment income                $395           $361           $161           $19
                                                    ====           ====           ====           ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
AMORTIZATION OF DAC AND VOBA, NET OF INTEREST
Retirement Solutions:
   Annuities                                        $ 31           $12            $ 8            $ 1
   Defined Contribution                                5             5              4             --
                                                    ----           ---            ---            ---
      Total Retirement Solutions                      36            17             12              1
                                                    ----           ---            ---            ---
Insurance Solutions:
   Life Insurance                                     51            49             25              1
   Group Protection                                    1             1             --             --
                                                    ----           ---            ---            ---
      Total Insurance Solutions                       52            50             25              1
                                                    ----           ---            ---            ---
Other Operations                                      --            --             --             --
                                                    ----           ---            ---            ---
         Total amortization of DAC and VOBA,
            net of interest                         $ 88           $67            $37            $ 2
                                                    ====           ===            ===            ===

                                                                               PERIOD FROM   PERIOD FROM
                                                   FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                 YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                    2008           2007           2006           2006
                                                ------------   ------------   ------------   -----------
FEDERAL INCOME TAX EXPENSE (BENEFIT)
Retirement Solutions:
   Annuities                                        $ (3)           $ 7            $ 5           $ 1
   Defined Contribution                                2              1              1            --
                                                    ----            ---            ---           ---
      Total Retirement Solutions                      (1)             8              6             1
                                                    ----            ---            ---           ---
Insurance Solutions:
   Life Insurance                                     40             45             11             1
   Group Protection                                    1              1              1            --
                                                    ----            ---            ---           ---
      Total Insurance Solutions                       41             46             12             1
                                                    ----            ---            ---           ---
Other Operations                                       9              7              1            --
Realized loss                                        (35)            (9)            --            --
                                                    ----            ---            ---           ---
         Total federal income tax expense           $ 14            $52            $19           $ 2
                                                    ====            ===            ===           ===

                                   AS OF DECEMBER 31,
                                   ------------------
                                     2008      2007
                                    ------   -------
ASSETS
Retirement Solutions:
   Annuities                        $2,632   $ 3,059
   Defined Contribution              1,055     1,267
                                    ------   -------
      Total Retirement Solutions     3,687     4,326
                                    ------   -------
Insurance Solutions:
   Life Insurance                    5,671     5,561
   Group Protection                     57         5
                                    ------   -------
      Total Insurance Solutions      5,728     5,566
                                    ------   -------
Other Operations                       266       584
                                    ------   -------
         Total                      $9,681   $10,476
                                    ======   =======

22. SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION

The following summarizes our supplemental cash flow data (in millions):

                                                                                                       PERIOD FROM   PERIOD FROM
                                                                           FOR THE        FOR THE        APRIL 3      JANUARY 1
                                                                         YEAR ENDED     YEAR ENDED       THROUGH       THROUGH
                                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     APRIL 2,
                                                                            2008           2007           2006           2006
                                                                        ------------   ------------   ------------   -----------
Income taxes paid (received)                                                 $40          $    (7)         $11         $    (3)
                                                                             ===          =======          ===         =======
Significant non-cash investing and financing transactions:
   Business combinations:
      Fair value of assets acquired (includes cash and invested cash)        $--          $    (1)         $--         $ 1,482
      Fair value of liabilities assumed                                       --               --           --          (1,249)
                                                                             ---          -------          ---         -------
         Total purchase price                                                $--          $    (1)         $--         $   233
                                                                             ===          =======          ===         =======
   Sale of stockholder's equity:
      Carrying value of assets                                               $--          $    --          $--         $ 1,447
      Carrying value of liabilities                                           --               --           --          (1,236)
                                                                             ---          -------          ---         -------
         Total sale of stockholder's equity                                  $--          $    --          $--         $   211
                                                                             ===          =======          ===         =======
   Reinsurance assumption from LNL:
      Assets contributed                                                     $--          $ 3,488          $--         $    --
      Liabilities contributed                                                 --           (2,784)          --              --
                                                                             ---          -------          ---         -------
         Total capital contribution                                          $--          $   704          $--         $    --
                                                                             ===          =======          ===         =======

23. TRANSACTIONS WITH AFFILIATES

Transactions with affiliates (in millions) recorded on our financial statements were as follows:

                                          AS OF DECEMBER 31,
                                          ------------------
                                             2008   2007
                                             ----   ----
Assets with affiliates:
   Service agreement receivable(1)           $  1   $(18)
Liabilities with affiliates:
   Reinsurance future contract benefits
      on ceded reinsurance contracts(2)       107     34

                                          FOR THE YEARS ENDED DECEMBER 31,
                                          --------------------------------
                                                 2008   2007   2006
Revenues with affiliates:                        ----   ----   ----
   Premiums paid on ceded reinsurance
      contracts(3)                               $(15)  $(12)  $(6)
   Fees for management of general
      account(4)                                   (4)    (4)   (1)
Benefits and expenses with affiliates:
   Service agreement payments(5)                   59     54    20

----------
(1)  Reported in other assets on our Balance Sheets.

(2)  Reported in future contract benefits on our Balance Sheets.

(3)  Reported in insurance premiums on our Statements of Income.

(4)  Reported in net investment income on our Statement of Income.

(5) Reported in underwriting, acquisition, insurance and other expenses on our Statements of Income.

SERVICE AGREEMENT

In accordance with service agreements with LNL and certain of its affiliates for personnel and facilities usage, general management services and investment management services, we receive services from and provide services to affiliated companies and also receive an allocation of corporate overhead from LNC. Corporate overhead expenses are assigned based on specific methodologies for each function. The majority of the expenses are assigned based on the following methodologies: assets by product, assets under management, weighted number of policy applications, weighted policies in force, and sales.

FEES FOR MANAGEMENT OF GENERAL ACCOUNT

Delaware Management Holdings Inc. ("DMH"), a wholly owned subsidiary of LNC, is responsible for the management of our general account investments.

CEDED REINSURANCE CONTRACTS

We cede business to two affiliated companies, LNL and Lincoln National Reinsurance Company (Barbados) Ltd.

SENIOR PROMISSORY NOTE

As of December 31, 2008 and 2007, we held no securities of LNC or its affiliates. As of December 31, 2006, we held an LNC Senior Promissory Note with a carrying amount of $6 million, which matured in 2007 and bore an interest rate of 5.25%.

                LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

LINCOLN NEW YORK ACCOUNT N FOR VARIABLE ANNUITIES

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2008

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                      CONTRACT        GUARANTEE
                                                              PURCHASES                    REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY         ANNUITY
                                                               COMPANY                       COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                 $   181,183      $    --      $   181,183      $    --         $    7      $   181,176
AIM V.I. Capital Appreciation Class II             80,201           --           80,201           --              3           80,198
AIM V.I. Core Equity                              560,751           --          560,751           --             22          560,729
AIM V.I. Core Equity Class II                      36,380           --           36,380           --              1           36,379
AIM V.I. International Growth                     178,498           --          178,498           --              7          178,491
AIM V.I. International Growth Class II            171,189           --          171,189           --              7          171,182
ABVPSF Global Technology Class B                1,422,189           --        1,422,189           --             63        1,422,126
ABVPSF Growth and Income Class B                6,545,920           --        6,545,920           42            285        6,545,593
ABVPSF International Value Class B              6,298,703           --        6,298,703           90            285        6,298,328
ABVPSF Large Cap Growth Class B                   802,643           --          802,643           --             34          802,609
ABVPSF Small/Mid Cap Value Class B              3,564,962           --        3,564,962           15            156        3,564,791
American Century VP Inflation Protection
   Class 2                                     16,553,309       69,495       16,622,804           --            727       16,622,077
American Funds Global Growth Class 2           11,333,195        3,571       11,336,766           --            526       11,336,240
American Funds Global Small
   Capitalization Class 2                       7,814,669           --        7,814,669          714            352        7,813,603
American Funds Growth Class 2                  65,532,892           --       65,532,892       19,567          2,929       65,510,396
American Funds Growth-Income Class 2           65,118,329           --       65,118,329       33,803          2,920       65,081,606
American Funds International Class 2           32,606,519        2,186       32,608,705           --          1,469       32,607,236
Delaware VIPT Capital Reserves Service Class    1,855,057           --        1,855,057           --             81        1,854,976
Delaware VIPT Diversified Income Service
   Class                                       19,411,338           --       19,411,338          233            857       19,410,248
Delaware VIPT Emerging Markets Service
   Class                                        8,986,677           --        8,986,677          705            404        8,985,568
Delaware VIPT High Yield                          628,732           --          628,732           --             24          628,708
Delaware VIPT High Yield Service Class          8,670,991           --        8,670,991           50            373        8,670,568
Delaware VIPT REIT                                756,348           --          756,348           --             28          756,320
Delaware VIPT REIT Service Class                8,055,844           --        8,055,844            4            347        8,055,493
Delaware VIPT Small Cap Value                     880,307           --          880,307           --             33          880,274
Delaware VIPT Small Cap Value Service Class    11,839,392           --       11,839,392          155            534       11,838,703
Delaware VIPT Trend                               401,932           --          401,932           --             15          401,917
Delaware VIPT Trend Service Class               2,905,390           --        2,905,390       10,080            128        2,895,182
Delaware VIPT U.S. Growth Service Class         1,437,519           --        1,437,519           14             61        1,437,444
Delaware VIPT Value                               316,043           --          316,043           --             12          316,031
Delaware VIPT Value Service Class               6,481,819           --        6,481,819           12            284        6,481,523
DWS VIP Equity 500 Index                        2,872,961           --        2,872,961           --            121        2,872,840
DWS VIP Equity 500 Index Service Class          3,199,167           29        3,199,196           --            139        3,199,057
DWS VIP Small Cap Index                           674,509           --          674,509           18             27          674,464
DWS VIP Small Cap Index Service Class           1,833,565           --        1,833,565           --             84        1,833,481
Fidelity VIP Contrafund Service Class 2        26,184,193        6,508       26,190,701           --          1,182       26,189,519
Fidelity VIP Equity-Income                        667,708           --          667,708           --             25          667,683
Fidelity VIP Equity-Income Service Class 2      2,067,374           --        2,067,374            5             88        2,067,281
Fidelity VIP Growth                               193,974           --          193,974           --              7          193,967
Fidelity VIP Growth Service Class 2             2,239,474           --        2,239,474        1,502             96        2,237,876
Fidelity VIP Mid Cap Service Class 2           11,953,448        4,664       11,958,112           --            536       11,957,576
Fidelity VIP Overseas                             118,644           --          118,644           --              4          118,640
Fidelity VIP Overseas Service Class 2           3,816,374           --        3,816,374            2            164        3,816,208
FTVIPT Franklin Income Securities Class 2      16,200,736           --       16,200,736          275            737       16,199,724
FTVIPT Franklin Small-Mid Cap Growth
   Securities Class 2                           5,416,108           --        5,416,108           56            248        5,415,804
FTVIPT Mutual Shares Securities Class 2        10,808,485           --       10,808,485          134            487       10,807,864
FTVIPT Templeton Global Income Securities
   Class 2                                     13,021,065           --       13,021,065           45            592       13,020,428

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                             EXPENSE
                                                              CONTRACT                      CONTRACT        GUARANTEE
                                                              PURCHASES                    REDEMPTIONS       CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                              ANNUITY                        ANNUITY         ANNUITY
                                                              COMPANY                        COMPANY         COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK     OF NEW YORK    NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
FTVIPT Templeton Growth Securities Class 2    $ 5,040,715      $    --      $ 5,040,715      $    35        $  226       $ 5,040,454
Janus Aspen Series Balanced Service Shares        924,295           10          924,305           --            40           924,265
Janus Aspen Series Mid Cap Growth
   Service Shares                                 592,822           --          592,822           --            25           592,797
Janus Aspen Series Worldwide Growth
   Service Shares                                  16,489           --           16,489           --             1            16,488
Lincoln VIPT Baron Growth Opportunities
   Service Class                                3,672,606           --        3,672,606          143           167         3,672,296
Lincoln VIPT Capital Growth Service Class         558,180           --          558,180           --            24           558,156
Lincoln VIPT Cohen & Steers Global Real
   Estate Service Class                         2,289,993           --        2,289,993            5            99         2,289,889
Lincoln VIPT Columbia Value Opportunities
   Service Class                                  340,408           --          340,408           --            15           340,393
Lincoln VIPT Delaware Bond                     14,988,387           --       14,988,387          119           632        14,987,636
Lincoln VIPT Delaware Bond Service Class       31,293,698        5,369       31,299,067           --         1,387        31,297,680
Lincoln VIPT Delaware Growth and Income
   Service Class                                  699,647           --          699,647           --            30           699,617
Lincoln VIPT Delaware Social Awareness            737,205           --          737,205           --            30           737,175
Lincoln VIPT Delaware Social Awareness
   Service Class                                2,187,180           --        2,187,180           24            90         2,187,066
Lincoln VIPT Delaware Special Opportunities
   Service Class                                  358,110           --          358,110           --            16           358,094
Lincoln VIPT FI Equity-Income Service Class     1,117,185           --        1,117,185           --            51         1,117,134
Lincoln VIPT Janus Capital Appreciation           121,274           --          121,274           --             5           121,269
Lincoln VIPT Janus Capital Appreciation
   Service Class                                  953,057           --          953,057            3            43           953,011
Lincoln VIPT Marsico International Growth
   Service Class                                1,283,650           --        1,283,650          730            58         1,282,862
Lincoln VIPT MFS Value Service Class            2,386,873        6,437        2,393,310           --           104         2,393,206
Lincoln VIPT Mid-Cap Value Service Class        1,099,740        3,990        1,103,730           --            50         1,103,680
Lincoln VIPT Mondrian International Value       2,168,727           --        2,168,727       14,401            91         2,154,235
Lincoln VIPT Mondrian International Value
   Service Class                                7,326,737           --        7,326,737           17           325         7,326,395
Lincoln VIPT Money Market                      10,008,399       77,379       10,085,778           --           415        10,085,363
Lincoln VIPT Money Market Service Class        24,571,005           --       24,571,005       79,096         1,103        24,490,806
Lincoln VIPT SSgA Bond Index Service Class      4,107,127        5,364        4,112,491           --           177         4,112,314
Lincoln VIPT SSgA Developed
   International 150 Service Class                569,327           --          569,327           --            25           569,302
Lincoln VIPT SSgA Emerging Markets 100
   Service Class                                  448,298           --          448,298           --            19           448,279
Lincoln VIPT SSgA International Index
   Service Class                                  686,300           --          686,300           --            29           686,271
Lincoln VIPT SSgA Large Cap 100
   Service Class                                1,151,040           --        1,151,040           --            50         1,150,990
Lincoln VIPT SSgA S&P 500 Index                   230,938           --          230,938           --             9           230,929
Lincoln VIPT SSgA S&P 500 Index
   Service Class                                5,327,424           --        5,327,424           --           226         5,327,198
Lincoln VIPT SSgA Small-Cap Index
   Service Class                                1,868,967           --        1,868,967            9            78         1,868,880
Lincoln VIPT SSgA Small-Mid Cap 200
   Service Class                                  273,119           --          273,119           --            11           273,108
Lincoln VIPT T. Rowe Price Growth Stock
   Service Class                                  672,091           --          672,091           --            31           672,060

See accompanying notes.

                                                                                                           MORTALITY &
                                                                                                            EXPENSE
                                                              CONTRACT                      CONTRACT       GUARANTEE
                                                              PURCHASES                    REDEMPTIONS      CHARGES
                                                              DUE FROM                       DUE TO        PAYABLE TO
                                                           LINCOLN LIFE &                LINCOLN LIFE &  LINCOLN LIFE &
                                                               ANNUITY                       ANNUITY        ANNUITY
                                                               COMPANY                       COMPANY        COMPANY
SUBACCOUNT                                    INVESTMENTS    OF NEW YORK   TOTAL ASSETS    OF NEW YORK    OF NEW YORK     NET ASSETS
------------------------------------------------------------------------------------------------------------------------------------
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth                             $    68,300        $--        $    68,300      $   --          $    3      $    68,297
Lincoln VIPT T. Rowe Price Structured
   Mid-Cap Growth Service Class                   930,755         --            930,755           5              42          930,708
Lincoln VIPT Templeton Growth Service Class     2,478,583         --          2,478,583          21             112        2,478,450
Lincoln VIPT Turner Mid-Cap Growth
   Service Class                                  697,807         --            697,807         719              32          697,056
Lincoln VIPT UBS Global Asset Allocation          395,678         --            395,678          --              16          395,662
Lincoln VIPT UBS Global Asset Allocation
   Service Class                                2,778,058         --          2,778,058          --             123        2,777,935
Lincoln VIPT Wilshire 2010 Profile
   Service Class                                  499,536         --            499,536          --              24          499,512
Lincoln VIPT Wilshire 2020 Profile
   Service Class                                  237,165         --            237,165          --              12          237,153
Lincoln VIPT Wilshire 2030 Profile
   Service Class                                  356,023         --            356,023          --              15          356,008
Lincoln VIPT Wilshire 2040 Profile
   Service Class                                  109,947         --            109,947          --               5          109,942
Lincoln VIPT Wilshire Aggressive Profile
   Service Class                                2,576,272         --          2,576,272          --             113        2,576,159
Lincoln VIPT Wilshire Conservative Profile
   Service Class                                5,123,965         --          5,123,965          --             229        5,123,736
Lincoln VIPT Wilshire Moderate Profile
   Service Class                               26,821,553         --         26,821,553       1,175           1,158       26,819,220
Lincoln VIPT Wilshire Moderately Aggressive
   Profile Service Class                       11,503,835         --         11,503,835          59             516       11,503,260
MFS VIT Core Equity Service Class                  76,059         --             76,059          --               3           76,056
MFS VIT Growth                                    142,584         --            142,584          --               6          142,578
MFS VIT Growth Service Class                      199,976         --            199,976          --               8          199,968
MFS VIT Total Return                            1,381,333         --          1,381,333          --              53        1,381,280
MFS VIT Total Return Service Class             12,219,288         --         12,219,288          71             544       12,218,673
MFS VIT Utilities                                 656,046         --            656,046          --              25          656,021
MFS VIT Utilities Service Class                 8,760,202         --          8,760,202       1,701             390        8,758,111
NB AMT Mid-Cap Growth                           3,961,818         --          3,961,818          18             174        3,961,626
NB AMT Regency                                  4,097,242         --          4,097,242           9             178        4,097,055
Putnam VT Growth & Income Class IB                 71,889         --             71,889          --               3           71,886
Putnam VT Health Sciences Class IB                105,405         --            105,405          --               4          105,401

See accompanying notes.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2008

                                                              DIVIDENDS
                                                                 FROM       MORTALITY AND         NET
                                                              INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                      INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $       --     $    (4,259)      $  (4,259)
AIM V.I. Capital Appreciation Class II                                --          (1,801)         (1,801)
AIM V.I. Core Equity                                              16,159         (12,430)          3,729
AIM V.I. Core Equity Class II                                        899            (660)            239
AIM V.I. International Growth                                      1,543          (5,280)         (3,737)
AIM V.I. International Growth Class II                             1,117          (4,276)         (3,159)
ABVPSF Global Technology Class B                                      --         (32,992)        (32,992)
ABVPSF Growth and Income Class B                                 154,301        (141,965)         12,336
ABVPSF International Value Class B                                81,252        (151,007)        (69,755)
ABVPSF Large Cap Growth Class B                                       --         (21,907)        (21,907)
ABVPSF Small/Mid Cap Value Class B                                18,379         (69,403)        (51,024)
American Century VP Inflation Protection Class 2                 860,993        (281,246)        579,747
American Funds Global Growth Class 2                             282,849        (240,625)         42,224
American Funds Global Small Capitalization Class 2                    --        (208,204)       (208,204)
American Funds Growth Class 2                                    799,446      (1,544,799)       (745,353)
American Funds Growth-Income Class 2                           1,562,918      (1,441,246)        121,672
American Funds International Class 2                             905,168        (723,773)        181,395
Delaware VIPT Capital Reserves Service Class                      69,746         (25,793)         43,953
Delaware VIPT Diversified Income Service Class                   728,899        (321,067)        407,832
Delaware VIPT Emerging Markets Service Class                     183,438        (230,080)        (46,642)
Delaware VIPT High Yield                                         123,360         (17,533)        105,827
Delaware VIPT High Yield Service Class                           926,157        (175,399)        750,758
Delaware VIPT REIT                                                31,807         (17,888)         13,919
Delaware VIPT REIT Service Class                                 256,685        (197,504)         59,181
Delaware VIPT Small Cap Value                                     13,374         (21,657)         (8,283)
Delaware VIPT Small Cap Value Service Class                       70,417        (254,805)       (184,388)
Delaware VIPT Trend                                                   --         (11,080)        (11,080)
Delaware VIPT Trend Service Class                                     --         (72,406)        (72,406)
Delaware VIPT U.S. Growth Service Class                               --         (29,101)        (29,101)
Delaware VIPT Value                                               14,814          (6,560)          8,254
Delaware VIPT Value Service Class                                233,057        (139,418)         93,639
DWS VIP Equity 500 Index                                         109,705         (67,339)         42,366
DWS VIP Equity 500 Index Service Class                           101,256         (72,496)         28,760
DWS VIP Small Cap Index                                           17,454         (16,211)          1,243
DWS VIP Small Cap Index Service Class                             36,959         (45,026)         (8,067)
Fidelity VIP Contrafund Service Class 2                          301,420        (565,142)       (263,722)
Fidelity VIP Equity-Income                                        24,678         (16,628)          8,050
Fidelity VIP Equity-Income Service Class 2                        70,100         (47,739)         22,361
Fidelity VIP Growth                                                2,486          (6,108)         (3,622)
Fidelity VIP Growth Service Class 2                               21,237         (56,158)        (34,921)
Fidelity VIP Mid Cap Service Class 2                              35,019        (240,582)       (205,563)
Fidelity VIP Overseas                                              4,623          (2,744)          1,879
Fidelity VIP Overseas Service Class 2                            136,492         (87,047)         49,445
FTVIPT Franklin Income Securities Class 2                      1,039,137        (313,856)        725,281
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2               --        (121,437)       (121,437)
FTVIPT Mutual Shares Securities Class 2                          426,727        (218,149)        208,578
FTVIPT Templeton Global Income Securities Class 2                413,642        (185,298)        228,344
FTVIPT Templeton Growth Securities Class 2                       138,218        (125,235)         12,983
Janus Aspen Series Balanced Service Shares                        23,171         (14,515)          8,656
Janus Aspen Series Mid Cap Growth Service Shares                     588         (15,307)        (14,719)
Janus Aspen Series Worldwide Growth Service Shares                   260            (416)           (156)
Lincoln VIPT Baron Growth Opportunities Service Class                 --         (73,023)        (73,023)
Lincoln VIPT Capital Growth Service Class                             --         (11,109)        (11,109)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      31,178         (38,076)         (6,898)
Lincoln VIPT Columbia Value Opportunities Service Class              644          (4,040)         (3,396)
Lincoln VIPT Delaware Bond                                       771,489        (290,062)        481,427
Lincoln VIPT Delaware Bond Service Class                       1,461,911        (509,419)        952,492

See accompanying notes.

                                                                                            TOTAL                       NET INCREASE
                                                                  NET        DIVIDENDS       NET         NET CHANGE      (DECREASE)
                                                                REALIZED       FROM        REALIZED    IN UNREALIZED   IN NET ASSETS
                                                              GAIN (LOSS)  NET REALIZED  GAIN (LOSS)  APPRECIATION OR    RESULTING
                                                                   ON         GAIN ON         ON        DEPRECIATION        FROM
SUBACCOUNT                                                    INVESTMENTS   INVESTMENTS  INVESTMENTS   ON INVESTMENTS    OPERATIONS
------------------------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                 $    (4,446)  $        --   $   (4,446)  $   (143,092)   $   (151,797)
AIM V.I. Capital Appreciation Class II                             (1,373)           --       (1,373)       (60,989)        (64,163)
AIM V.I. Core Equity                                               12,573            --       12,573       (297,408)       (281,106)
AIM V.I. Core Equity Class II                                         219            --          219        (16,773)        (16,315)
AIM V.I. International Growth                                      67,676         3,731       71,407       (256,769)       (189,099)
AIM V.I. International Growth Class II                             23,124         3,246       26,370       (156,029)       (132,818)
ABVPSF Global Technology Class B                                  (89,451)           --      (89,451)    (1,178,476)     (1,300,919)
ABVPSF Growth and Income Class B                                 (373,649)    1,592,065    1,218,416     (5,896,098)     (4,665,346)
ABVPSF International Value Class B                               (472,297)      581,302      109,005     (6,678,925)     (6,639,675)
ABVPSF Large Cap Growth Class B                                   (32,226)           --      (32,226)      (678,991)       (733,124)
ABVPSF Small/Mid Cap Value Class B                               (146,216)      432,864      286,648     (2,108,518)     (1,872,894)
American Century VP Inflation Protection Class 2                 (187,316)           --     (187,316)    (1,171,687)       (779,256)
American Funds Global Growth Class 2                             (221,053)    1,217,136      996,083     (8,002,619)     (6,964,312)
American Funds Global Small Capitalization Class 2               (549,227)    1,774,637    1,225,410    (10,080,505)     (9,063,299)
American Funds Growth Class 2                                  (1,477,069)   10,766,335    9,289,266    (60,445,882)    (51,901,969)
American Funds Growth-Income Class 2                           (1,649,507)    5,888,400    4,238,893    (45,503,237)    (41,142,672)
American Funds International Class 2                             (546,228)    6,099,201    5,552,973    (29,915,912)    (24,181,544)
Delaware VIPT Capital Reserves Service Class                      (40,904)           --      (40,904)       (54,539)        (51,490)
Delaware VIPT Diversified Income Service Class                      3,381       266,623      270,004     (2,072,893)     (1,395,057)
Delaware VIPT Emerging Markets Service Class                      (71,865)    2,253,670    2,181,805    (11,654,378)     (9,519,215)
Delaware VIPT High Yield                                          (67,483)           --      (67,483)      (327,334)       (288,990)
Delaware VIPT High Yield Service Class                           (392,793)           --     (392,793)    (3,400,174)     (3,042,209)
Delaware VIPT REIT                                               (111,488)      494,296      382,808       (855,179)       (458,452)
Delaware VIPT REIT Service Class                               (1,350,396)    4,627,166    3,276,770     (7,853,398)     (4,517,447)
Delaware VIPT Small Cap Value                                       6,440       117,174      123,614       (597,715)       (482,384)
Delaware VIPT Small Cap Value Service Class                      (534,520)    1,016,428      481,908     (5,610,150)     (5,312,630)
Delaware VIPT Trend                                                26,408       168,844      195,252       (652,435)       (468,263)
Delaware VIPT Trend Service Class                                (153,240)      912,073      758,833     (3,320,509)     (2,634,082)
Delaware VIPT U.S. Growth Service Class                             3,566        48,737       52,303     (1,107,382)     (1,084,180)
Delaware VIPT Value                                               (18,903)       42,532       23,629       (226,930)       (195,047)
Delaware VIPT Value Service Class                                (444,906)      752,954      308,048     (3,994,040)     (3,592,353)
DWS VIP Equity 500 Index                                          100,540            --      100,540     (2,085,031)     (1,942,125)
DWS VIP Equity 500 Index Service Class                              1,918            --        1,918     (2,071,905)     (2,041,227)
DWS VIP Small Cap Index                                           (37,084)      110,988       73,904       (486,616)       (411,469)
DWS VIP Small Cap Index Service Class                            (156,367)      282,628      126,261     (1,186,633)     (1,068,439)
Fidelity VIP Contrafund Service Class 2                        (1,417,276)      895,032     (522,244)   (18,186,328)    (18,972,294)
Fidelity VIP Equity-Income                                        (82,884)        1,385      (81,499)      (547,117)       (620,566)
Fidelity VIP Equity-Income Service Class 2                       (125,950)        3,230     (122,720)    (1,537,428)     (1,637,787)
Fidelity VIP Growth                                                22,476            --       22,476       (250,535)       (231,681)
Fidelity VIP Growth Service Class 2                               (26,819)           --      (26,819)    (2,077,696)     (2,139,436)
Fidelity VIP Mid Cap Service Class 2                             (461,595)    2,067,631    1,606,036     (8,802,575)     (7,402,102)
Fidelity VIP Overseas                                              29,228        29,902       59,130       (169,640)       (108,631)
Fidelity VIP Overseas Service Class 2                            (129,199)      680,456      551,257     (3,716,619)     (3,115,917)
FTVIPT Franklin Income Securities Class 2                        (830,412)      435,110     (395,302)    (7,404,700)     (7,074,721)
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          (207,401)      938,437      731,036     (4,474,383)     (3,864,784)
FTVIPT Mutual Shares Securities Class 2                          (490,963)      606,948      115,985     (6,487,460)     (6,162,897)
FTVIPT Templeton Global Income Securities Class 2                  33,524            --       33,524        138,712         400,580
FTVIPT Templeton Growth Securities Class 2                       (294,396)      544,665      250,269     (4,350,358)     (4,087,106)
Janus Aspen Series Balanced Service Shares                         21,289        60,733       82,022       (260,874)       (170,196)
Janus Aspen Series Mid Cap Growth Service Shares                   58,956        54,669      113,625       (598,444)       (499,538)
Janus Aspen Series Worldwide Growth Service Shares                    578            --          578        (16,866)        (16,444)
Lincoln VIPT Baron Growth Opportunities Service Class             (97,211)      249,602      152,391     (2,201,597)     (2,122,229)
Lincoln VIPT Capital Growth Service Class                         (10,779)           --      (10,779)      (344,588)       (366,476)
Lincoln VIPT Cohen & Steers Global Real Estate Service Class      (93,476)           --      (93,476)    (1,293,730)     (1,394,104)
Lincoln VIPT Columbia Value Opportunities Service Class           (33,795)      156,610      122,815       (289,056)       (169,637)
Lincoln VIPT Delaware Bond                                       (341,467)        6,841     (334,626)    (1,038,063)       (891,262)
Lincoln VIPT Delaware Bond Service Class                         (249,567)       12,029     (237,538)    (2,347,934)     (1,632,980)

                                                                     DIVIDENDS
                                                                       FROM       MORTALITY AND         NET
                                                                    INVESTMENT       EXPENSE        INVESTMENT
SUBACCOUNT                                                            INCOME    GUARANTEE CHARGES  INCOME (LOSS)
----------------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                $  8,867       $ (12,990)       $  (4,123)
Lincoln VIPT Delaware Social Awareness                                  9,062         (16,647)          (7,585)
Lincoln VIPT Delaware Social Awareness Service Class                   17,127         (45,909)         (28,782)
Lincoln VIPT Delaware Special Opportunities Service Class               3,782          (6,104)          (2,322)
Lincoln VIPT FI Equity-Income Service Class                            19,607         (20,525)            (918)
Lincoln VIPT Janus Capital Appreciation                                 1,176          (2,597)          (1,421)
Lincoln VIPT Janus Capital Appreciation Service Class                   6,038         (17,678)         (11,640)
Lincoln VIPT Marsico International Growth Service Class                16,747         (25,995)          (9,248)
Lincoln VIPT MFS Value Service Class                                   24,003         (30,848)          (6,845)
Lincoln VIPT Mid-Cap Value Service Class                                1,158         (18,579)         (17,421)
Lincoln VIPT Mondrian International Value                             149,361         (48,733)         100,628
Lincoln VIPT Mondrian International Value Service Class               457,155        (156,449)         300,706
Lincoln VIPT Money Market                                             162,133        (108,019)          54,114
Lincoln VIPT Money Market Service Class                               379,044        (306,440)          72,604
Lincoln VIPT SSgA Bond Index Service Class                             15,266         (14,963)             303
Lincoln VIPT SSgA Developed International 150 Service Class             3,726          (1,380)           2,346
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    2,136          (1,248)             888
Lincoln VIPT SSgA International Index Service Class                     4,526          (2,464)           2,062
Lincoln VIPT SSgA Large Cap 100 Service Class                           3,601          (4,640)          (1,039)
Lincoln VIPT SSgA S&P 500 Index                                         8,629          (2,588)           6,041
Lincoln VIPT SSgA S&P 500 Index Service Class                         157,523         (49,979)         107,544
Lincoln VIPT SSgA Small-Cap Index Service Class                        14,688         (18,635)          (3,947)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       1,426          (1,381)              45
Lincoln VIPT T. Rowe Price Growth Stock Service Class                      --         (10,714)         (10,714)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                       --          (1,674)          (1,674)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class         --         (20,965)         (20,965)
Lincoln VIPT Templeton Growth Service Class                            56,901         (43,643)          13,258
Lincoln VIPT Turner Mid-Cap Growth Service Class                           --         (15,206)         (15,206)
Lincoln VIPT UBS Global Asset Allocation                               35,138          (8,518)          26,620
Lincoln VIPT UBS Global Asset Allocation Service Class                225,370         (47,988)         177,382
Lincoln VIPT Wilshire 2010 Profile Service Class                        7,142          (8,215)          (1,073)
Lincoln VIPT Wilshire 2020 Profile Service Class                        2,314          (2,727)            (413)
Lincoln VIPT Wilshire 2030 Profile Service Class                        2,371          (4,680)          (2,309)
Lincoln VIPT Wilshire 2040 Profile Service Class                          216          (3,378)          (3,162)
Lincoln VIPT Wilshire Aggressive Profile Service Class                  9,578         (47,418)         (37,840)
Lincoln VIPT Wilshire Conservative Profile Service Class               94,858         (75,643)          19,215
Lincoln VIPT Wilshire Moderate Profile Service Class                  555,335        (505,049)          50,286
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     107,198        (223,972)        (116,774)
MFS VIT Core Equity Service Class                                         505          (1,955)          (1,450)
MFS VIT Growth                                                            541          (3,347)          (2,806)
MFS VIT Growth Service Class                                               --          (4,434)          (4,434)
MFS VIT Total Return                                                   61,619         (26,923)          34,696
MFS VIT Total Return Service Class                                    427,875        (243,983)         183,892
MFS VIT Utilities                                                      18,845         (16,433)           2,412
MFS VIT Utilities Service Class                                       153,349        (196,489)         (43,140)
NB AMT Mid-Cap Growth                                                      --         (97,684)         (97,684)
NB AMT Regency                                                         76,998        (105,756)         (28,758)
Putnam VT Growth & Income Class IB                                      2,188          (1,643)             545
Putnam VT Health Sciences Class IB                                         --          (1,973)          (1,973)

See accompanying notes.

                                                                                  DIVIDENDS      TOTAL
                                                                        NET          FROM         NET
                                                                      REALIZED       NET        REALIZED
                                                                    GAIN (LOSS)    REALIZED   GAIN (LOSS)
                                                                         ON        GAIN ON         ON
SUBACCOUNT                                                          INVESTMENTS  INVESTMENTS  INVESTMENTS
---------------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class                $  (9,259)   $   90,802   $   81,543
Lincoln VIPT Delaware Social Awareness                                  26,345        64,364       90,709
Lincoln VIPT Delaware Social Awareness Service Class                    13,877       183,468      197,345
Lincoln VIPT Delaware Special Opportunities Service Class              (18,483)       33,557       15,074
Lincoln VIPT FI Equity-Income Service Class                            (25,872)      116,085       90,213
Lincoln VIPT Janus Capital Appreciation                                  7,678            --        7,678
Lincoln VIPT Janus Capital Appreciation Service Class                   (5,218)           --       (5,218)
Lincoln VIPT Marsico International Growth Service Class               (148,093)      163,024       14,931
Lincoln VIPT MFS Value Service Class                                   (65,521)       46,837      (18,684)
Lincoln VIPT Mid-Cap Value Service Class                              (153,267)      102,429      (50,838)
Lincoln VIPT Mondrian International Value                              (14,503)      209,659      195,156
Lincoln VIPT Mondrian International Value Service Class                  1,078       641,934      643,012
Lincoln VIPT Money Market                                                   (1)           29           28
Lincoln VIPT Money Market Service Class                                     (1)           79           78
Lincoln VIPT SSgA Bond Index Service Class                               2,446            --        2,446
Lincoln VIPT SSgA Developed International 150 Service Class             (7,568)           --       (7,568)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    (6,727)           --       (6,727)
Lincoln VIPT SSgA International Index Service Class                     (8,572)           --       (8,572)
Lincoln VIPT SSgA Large Cap 100 Service Class                          (17,475)           --      (17,475)
Lincoln VIPT SSgA S&P 500 Index                                        (62,704)           --      (62,704)
Lincoln VIPT SSgA S&P 500 Index Service Class                         (109,155)           --     (109,155)
Lincoln VIPT SSgA Small-Cap Index Service Class                        (83,336)      110,670       27,334
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                      (48,791)           --      (48,791)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  (61,706)           --      (61,706)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     1,244            --        1,244
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     (84,418)           --      (84,418)
Lincoln VIPT Templeton Growth Service Class                           (148,424)      119,685      (28,739)
Lincoln VIPT Turner Mid-Cap Growth Service Class                       (36,127)      165,502      129,375
Lincoln VIPT UBS Global Asset Allocation                                (5,859)       49,670       43,811
Lincoln VIPT UBS Global Asset Allocation Service Class                 (40,652)      295,783      255,131
Lincoln VIPT Wilshire 2010 Profile Service Class                        (2,861)          395       (2,466)
Lincoln VIPT Wilshire 2020 Profile Service Class                         1,417           214        1,631
Lincoln VIPT Wilshire 2030 Profile Service Class                       (67,296)          477      (66,819)
Lincoln VIPT Wilshire 2040 Profile Service Class                       (43,880)          159      (43,721)
Lincoln VIPT Wilshire Aggressive Profile Service Class                 (56,560)       85,705       29,145
Lincoln VIPT Wilshire Conservative Profile Service Class               (28,278)       46,311       18,033
Lincoln VIPT Wilshire Moderate Profile Service Class                  (439,787)      717,362      277,575
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     (310,519)      264,749      (45,770)
MFS VIT Core Equity Service Class                                        2,902            --        2,902
MFS VIT Growth                                                          25,326            --       25,326
MFS VIT Growth Service Class                                            14,576            --       14,576
MFS VIT Total Return                                                     1,524       122,048      123,572
MFS VIT Total Return Service Class                                    (328,156)      933,016      604,860
MFS VIT Utilities                                                       40,535       195,075      235,610
MFS VIT Utilities Service Class                                       (199,470)    1,866,798    1,667,328
NB AMT Mid-Cap Growth                                                  172,988            --      172,988
NB AMT Regency                                                        (128,962)       14,226     (114,736)
Putnam VT Growth & Income Class IB                                      (4,918)       18,817       13,899
Putnam VT Health Sciences Class IB                                       3,478         1,332        4,810

                                                                      NET CHANGE
                                                                    IN UNREALIZED
                                                                     APPRECIATION    NET INCREASE
                                                                          OR          (DECREASE)
                                                                     DEPRECIATION   IN NET ASSETS
                                                                          ON          RESULTING
SUBACCOUNT                                                           INVESTMENTS   FROM OPERATIONS
--------------------------------------------------------------------------------------------------
Lincoln VIPT Delaware Growth and Income Service Class               $   (450,047)   $   (372,627)
Lincoln VIPT Delaware Social Awareness                                  (521,102)       (437,978)
Lincoln VIPT Delaware Social Awareness Service Class                  (1,405,684)     (1,237,121)
Lincoln VIPT Delaware Special Opportunities Service Class               (182,769)       (170,017)
Lincoln VIPT FI Equity-Income Service Class                             (683,119)       (593,824)
Lincoln VIPT Janus Capital Appreciation                                  (94,917)        (88,660)
Lincoln VIPT Janus Capital Appreciation Service Class                   (590,412)       (607,270)
Lincoln VIPT Marsico International Growth Service Class               (1,129,900)     (1,124,217)
Lincoln VIPT MFS Value Service Class                                    (810,054)       (835,583)
Lincoln VIPT Mid-Cap Value Service Class                                (593,526)       (661,785)
Lincoln VIPT Mondrian International Value                             (1,762,275)     (1,466,491)
Lincoln VIPT Mondrian International Value Service Class               (5,455,432)     (4,511,714)
Lincoln VIPT Money Market                                                     --          54,142
Lincoln VIPT Money Market Service Class                                        5          72,687
Lincoln VIPT SSgA Bond Index Service Class                               152,573         155,322
Lincoln VIPT SSgA Developed International 150 Service Class              (18,229)        (23,451)
Lincoln VIPT SSgA Emerging Markets 100 Service Class                     (29,278)        (35,117)
Lincoln VIPT SSgA International Index Service Class                      (76,270)        (82,780)
Lincoln VIPT SSgA Large Cap 100 Service Class                           (160,239)       (178,753)
Lincoln VIPT SSgA S&P 500 Index                                         (100,248)       (156,911)
Lincoln VIPT SSgA S&P 500 Index Service Class                         (1,740,919)     (1,742,530)
Lincoln VIPT SSgA Small-Cap Index Service Class                         (719,841)       (696,454)
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                         (7,203)        (55,949)
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   (288,072)       (360,492)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     (53,596)        (54,026)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      (617,424)       (722,807)
Lincoln VIPT Templeton Growth Service Class                           (1,311,958)     (1,327,439)
Lincoln VIPT Turner Mid-Cap Growth Service Class                        (691,638)       (577,469)
Lincoln VIPT UBS Global Asset Allocation                                (284,619)       (214,188)
Lincoln VIPT UBS Global Asset Allocation Service Class                (1,627,469)     (1,194,956)
Lincoln VIPT Wilshire 2010 Profile Service Class                        (123,672)       (127,211)
Lincoln VIPT Wilshire 2020 Profile Service Class                         (59,308)        (58,090)
Lincoln VIPT Wilshire 2030 Profile Service Class                        (121,460)       (190,588)
Lincoln VIPT Wilshire 2040 Profile Service Class                         (43,654)        (90,537)
Lincoln VIPT Wilshire Aggressive Profile Service Class                (1,530,446)     (1,539,141)
Lincoln VIPT Wilshire Conservative Profile Service Class              (1,090,460)     (1,053,212)
Lincoln VIPT Wilshire Moderate Profile Service Class                 (10,659,040)    (10,331,179)
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     (5,600,219)     (5,762,763)
MFS VIT Core Equity Service Class                                        (58,886)        (57,434)
MFS VIT Growth                                                          (123,769)       (101,249)
MFS VIT Growth Service Class                                            (140,066)       (129,924)
MFS VIT Total Return                                                    (640,064)       (481,796)
MFS VIT Total Return Service Class                                    (4,762,705)     (3,973,953)
MFS VIT Utilities                                                       (768,023)       (530,001)
MFS VIT Utilities Service Class                                       (7,137,579)     (5,513,391)
NB AMT Mid-Cap Growth                                                 (3,402,422)     (3,327,118)
NB AMT Regency                                                        (3,508,832)     (3,652,326)
Putnam VT Growth & Income Class IB                                       (63,829)        (49,385)
Putnam VT Health Sciences Class IB                                       (26,063)        (23,226)

STATEMENTS OF CHANGES IN NET ASSETS

YEARS ENDED DECEMBER 31, 2007 AND 2008

                                                                  AIM V.I.
                                                    AIM V.I.       CAPITAL                   AIM V.I.
                                                     CAPITAL    APPRECIATION    AIM V.I.   CORE EQUITY
                                                  APPRECIATION    CLASS II    CORE EQUITY    CLASS II
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 647,668      $229,910    $1,414,490    $ 45,400
Changes From Operations:
   - Net investment income (loss)                     (7,112)       (2,505)       (6,023)       (191)
   - Net realized gain (loss) on investments          16,627         1,766        59,557         206
   - Net change in unrealized appreciation or
     depreciation on investments                      43,811        16,570        32,258       2,853
                                                   ---------      --------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    53,326        15,831        85,792       2,868
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,450            --           800       4,080
   - Contract withdrawals and transfers to
     annuity reserves                               (233,451)       (9,416)     (291,749)       (987)
   - Contract transfers                              (63,759)      (82,622)     (135,717)        886
                                                   ---------      --------    ----------    --------
                                                    (295,760)      (92,038)     (426,666)      3,979
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --         6,511          --
   - Annuity Payments                                     --            --          (310)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --           (65)         --
                                                   ---------      --------    ----------    --------
                                                          --            --         6,136          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (295,760)      (92,038)     (420,530)      3,979
                                                   ---------      --------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (242,434)      (76,207)     (334,738)      6,847
                                                   ---------      --------    ----------    --------
NET ASSETS AT DECEMBER 31, 2007                      405,234       153,703     1,079,752      52,247
Changes From Operations:
   - Net investment income (loss)                     (4,259)       (1,801)        3,729         239
   - Net realized gain (loss) on investments          (4,446)       (1,373)       12,573         219
   - Net change in unrealized appreciation or
     depreciation on investments                    (143,092)      (60,989)     (297,408)    (16,773)
                                                   ---------      --------    ----------    --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (151,797)      (64,163)     (281,106)    (16,315)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  467            --           249       1,266
   - Contract withdrawals and transfers to
     annuity reserves                                (35,242)       (9,342)     (212,605)     (1,724)
   - Contract transfers                              (37,486)           --       (25,012)        905
                                                   ---------      --------    ----------    --------
                                                     (72,261)       (9,342)     (237,368)        447
   Annuity Reserves:
   - Annuity Payments                                     --            --          (537)         --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --            --           (12)         --
                                                   ---------      --------    ----------    --------
                                                          --            --          (549)         --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (72,261)       (9,342)     (237,917)        447
                                                   ---------      --------    ----------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (224,058)      (73,505)     (519,023)    (15,868)
                                                   ---------      --------    ----------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 181,176      $ 80,198    $  560,729    $ 36,379
                                                   =========      ========    ==========    ========

See accompanying notes.

                                                                    AIM V.I.       ABVPSF       ABVPSF       ABVPSF
                                                     AIM V.I.    INTERNATIONAL     GLOBAL       GROWTH    INTERNATIONAL
                                                  INTERNATIONAL      GROWTH      TECHNOLOGY   AND INCOME      VALUE
                                                      GROWTH        CLASS II      CLASS B      CLASS B       CLASS B
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
                                                  ---------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 615,202      $ 382,627    $ 1,725,587  $10,766,591   $ 1,306,888
Changes From Operations:
   - Net investment income (loss)                      (6,383)        (4,667)       (31,623)     (46,506)      (37,742)
   - Net realized gain (loss) on investments          119,100         27,818         66,604      789,729       182,134
   - Net change in unrealized appreciation or
     depreciation on investments                      (35,247)        23,738        292,573     (385,971)     (198,735)
                                                    ---------      ---------    -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     77,470         46,889        327,554      357,252       (54,343)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    38            103        228,177    1,094,182     5,715,488
   - Contract withdrawals and transfers to
     annuity reserves                                (116,635)       (23,240)      (271,839)    (749,337)     (267,600)
   - Contract transfers                               (64,738)        (9,742)       564,206      141,529     2,475,139
                                                    ---------      ---------    -----------  -----------   -----------
                                                     (181,335)       (32,879)       520,544      486,374     7,923,027
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --           --            --
   - Annuity Payments                                      --             --             --         (563)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --           29            --
                                                    ---------      ---------    -----------  -----------   -----------
                                                           --             --             --         (534)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (181,335)       (32,879)       520,544      485,840     7,923,027
                                                    ---------      ---------    -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (103,865)        14,010        848,098      843,092     7,868,684
                                                    ---------      ---------    -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                       511,337        396,637      2,573,685   11,609,683     9,175,572
Changes From Operations:
   - Net investment income (loss)                      (3,737)        (3,159)       (32,992)      12,336       (69,755)
   - Net realized gain (loss) on investments           71,407         26,370        (89,451)   1,218,416       109,005
   - Net change in unrealized appreciation or
     depreciation on investments                     (256,769)      (156,029)    (1,178,476)  (5,896,098)   (6,678,925)
                                                    ---------      ---------    -----------  -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (189,099)      (132,818)    (1,300,919)  (4,665,346)   (6,639,675)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   178            110        103,757      518,166     3,022,127
   - Contract withdrawals and transfers to
     annuity reserves                                (140,045)       (33,706)      (207,499)  (1,063,163)     (230,307)
   - Contract transfers                                (3,880)       (59,041)       253,102      146,766       970,611
                                                    ---------      ---------    -----------  -----------   -----------
                                                     (143,747)       (92,637)       149,360     (398,231)    3,762,431
   Annuity Reserves:
   - Annuity Payments                                      --             --             --         (531)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --           18            --
                                                    ---------      ---------    -----------  -----------   -----------
                                                           --             --             --         (513)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (143,747)       (92,637)       149,360     (398,744)    3,762,431
                                                    ---------      ---------    -----------  -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (332,846)      (225,455)    (1,151,559)  (5,064,090)   (2,877,244)
                                                    ---------      ---------    -----------  -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $ 178,491      $ 171,182    $ 1,422,126  $ 6,545,593   $ 6,298,328
                                                    =========      =========    ===========  ===========   ===========

                                                                                AMERICAN
                                                     ABVPSF       ABVPSF       CENTURY VP
                                                   LARGE CAP   SMALL/MID CAP   INFLATION   AMERICAN FUNDS
                                                     GROWTH        VALUE       PROTECTION  GLOBAL GROWTH
                                                    CLASS B       CLASS B        CLASS 2      CLASS 2
                                                   SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  -------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 2,256,152   $ 3,056,392   $13,804,770   $ 9,204,327
Changes From Operations:
   - Net investment income (loss)                     (33,277)      (36,169)      434,418       152,371
   - Net realized gain (loss) on investments           55,674       328,999       (60,261)      627,329
   - Net change in unrealized appreciation or
     depreciation on investments                      232,393      (392,813)      725,223       583,873
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    254,790       (99,983)    1,099,380     1,363,573
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 6,796     1,530,559     1,379,828     3,985,786
   - Contract withdrawals and transfers to
     annuity reserves                                (305,462)     (378,710)   (1,324,539)     (490,041)
   - Contract transfers                               (35,171)      110,489        50,711     1,248,888
                                                  -----------   -----------   -----------   -----------
                                                     (333,837)    1,262,338       106,000     4,744,633
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --            --
   - Annuity Payments                                      --            --        (3,670)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           150            --
                                                  -----------   -----------   -----------   -----------
                                                           --            --        (3,520)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (333,837)    1,262,338       102,480     4,744,633
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (79,047)    1,162,355     1,201,860     6,108,206
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     2,177,105     4,218,747    15,006,630    15,312,533
Changes From Operations:
   - Net investment income (loss)                     (21,907)      (51,024)      579,747        42,224
   - Net realized gain (loss) on investments          (32,226)      286,648      (187,316)      996,083
   - Net change in unrealized appreciation or
     depreciation on investments                     (678,991)   (2,108,518)   (1,171,687)   (8,002,619)
                                                  -----------   -----------   -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (733,124)   (1,872,894)     (779,256)   (6,964,312)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                12,567       990,636     2,108,852     2,887,487
   - Contract withdrawals and transfers to
     annuity reserves                                (446,982)     (235,682)   (1,709,738)     (758,604)
   - Contract transfers                              (206,957)      463,984     1,999,124       859,136
                                                  -----------   -----------   -----------   -----------
                                                     (641,372)    1,218,938     2,398,238     2,988,019
   Annuity Reserves:
   - Annuity Payments                                      --            --        (3,710)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           175            --
                                                  -----------   -----------   -----------   -----------
                                                           --            --        (3,535)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (641,372)    1,218,938     2,394,703     2,988,019
                                                  -----------   -----------   -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,374,496)     (653,956)    1,615,447    (3,976,293)
                                                  -----------   -----------   -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $   802,609   $ 3,564,791   $16,622,077   $11,336,240
                                                  ===========   ===========   ===========   ===========

                                                     AMERICAN                     AMERICAN
                                                      FUNDS         AMERICAN       FUNDS         AMERICAN
                                                   GLOBAL SMALL      FUNDS        GROWTH-         FUNDS
                                                  CAPITALIZATION     GROWTH        INCOME     INTERNATIONAL
                                                     CLASS 2        CLASS 2       CLASS 2        CLASS 2
                                                    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $  9,674,755   $ 80,438,587  $ 79,559,863   $ 36,443,544
Changes From Operations:
   - Net investment income (loss)                       175,188       (740,889)        1,359         14,951
   - Net realized gain (loss) on investments          1,440,551      8,262,950     4,329,807      3,424,742
   - Net change in unrealized appreciation or
     depreciation on investments                        270,098      1,271,413    (1,902,775)     3,492,225
                                                   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    1,885,837      8,793,474     2,428,391      6,931,918
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               3,549,684     23,153,862    20,678,809      9,806,009
   - Contract withdrawals and transfers to
     annuity reserves                                (1,073,326)    (7,303,787)   (6,441,115)    (2,581,134)
   - Contract transfers                               1,218,505      1,810,747     1,843,248        831,853
                                                   ------------   ------------  ------------   ------------
                                                      3,694,863     17,660,822    16,080,942      8,056,728
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --          8,449         8,613             --
   - Annuity Payments                                        --         (2,091)       (1,893)        (2,090)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --             (6)          (26)            95
                                                   ------------   ------------  ------------   ------------
                                                             --          6,352         6,694         (1,995)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             3,694,863     17,667,174    16,087,636      8,054,733
                                                   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS               5,580,700     26,460,648    18,516,027     14,986,651
                                                   ------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2007                      15,255,455    106,899,235    98,075,890     51,430,195
Changes From Operations:
   - Net investment income (loss)                      (208,204)      (745,353)      121,672        181,395
   - Net realized gain (loss) on investments          1,225,410      9,289,266     4,238,893      5,552,973
   - Net change in unrealized appreciation or
     depreciation on investments                    (10,080,505)   (60,445,882)  (45,503,237)   (29,915,912)
                                                   ------------   ------------  ------------   ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (9,063,299)   (51,901,969)  (41,142,672)   (24,181,544)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               1,857,928     15,222,325    12,029,932      7,108,717
   - Contract withdrawals and transfers to
     annuity reserves                                  (783,577)    (7,099,075)   (5,273,351)    (2,713,540)
   - Contract transfers                                 547,096      2,391,973     1,393,600        965,202
                                                   ------------   ------------  ------------   ------------
                                                      1,621,447     10,515,223     8,150,181      5,360,379
   Annuity Reserves:
   - Annuity Payments                                        --         (2,129)       (1,821)        (1,854)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --             36            28             60
                                                   ------------   ------------  ------------   ------------
                                                             --         (2,093)       (1,793)        (1,794)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             1,621,447     10,513,130     8,148,388      5,358,585
                                                   ------------   ------------  ------------   ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (7,441,852)   (41,388,839)  (32,994,284)   (18,822,959)
                                                   ------------   ------------  ------------   ------------
NET ASSETS AT DECEMBER 31, 2008                    $  7,813,603   $ 65,510,396  $ 65,081,606   $ 32,607,236
                                                   ============   ============  ============   ============

See accompanying notes.

                                                    DELAWARE        DELAWARE      DELAWARE
                                                      VIPT            VIPT          VIPT                     DELAWARE
                                                     CAPITAL      DIVERSIFIED     EMERGING      DELAWARE       VIPT
                                                    RESERVES         INCOME        MARKETS        VIPT      HIGH YIELD
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  HIGH YIELD  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $  571,124    $12,025,261    $  9,627,921  $1,702,644   $10,723,799
Changes From Operations:
   - Net investment income (loss)                       19,434        151,672         (37,617)     89,776       532,857
   - Net realized gain (loss) on investments            (2,086)       131,910       1,439,795      31,940        79,675
   - Net change in unrealized appreciation or
     depreciation on investments                        (1,771)       549,032       2,567,987     (96,988)     (542,213)
                                                    ----------    -----------    ------------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                      15,577        832,614       3,970,165      24,728        70,319
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                127,259      4,184,928       3,492,352       2,181     2,434,718
   - Contract withdrawals and transfers to
     annuity reserves                                 (282,607)    (1,367,328)       (821,040)   (128,159)     (858,714)
   - Contract transfers                                100,045      3,134,153         523,657       4,976      (332,914)
                                                    ----------    -----------    ------------  ----------   -----------
                                                       (55,303)     5,951,753       3,194,969    (121,002)    1,243,090
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --              --          --            --
   - Annuity Payments                                       --         (2,966)         (1,200)       (390)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            118              51          20            --
                                                    ----------    -----------    ------------  ----------   -----------
                                                            --         (2,848)         (1,149)       (370)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (55,303)     5,948,905       3,193,820    (121,372)    1,243,090
                                                    ----------    -----------    ------------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (39,726)     6,781,519       7,163,985     (96,644)    1,313,409
                                                    ----------    -----------    ------------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        531,398     18,806,780      16,791,906   1,606,000    12,037,208
Changes From Operations:
   - Net investment income (loss)                       43,953        407,832         (46,642)    105,827       750,758
   - Net realized gain (loss) on investments           (40,904)       270,004       2,181,805     (67,483)     (392,793)
   - Net change in unrealized appreciation or
     depreciation on investments                       (54,539)    (2,072,893)    (11,654,378)   (327,334)   (3,400,174)
                                                    ----------    -----------    ------------  ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (51,490)    (1,395,057)     (9,519,215)   (288,990)   (3,042,209)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                353,577      2,598,507       2,711,994         993       878,874
   - Contract withdrawals and transfers to
     annuity reserves                                 (306,534)    (1,533,963)     (1,038,570)   (144,281)     (921,899)
   - Contract transfers                              1,328,025        936,718          40,447    (544,662)     (281,406)
                                                    ----------    -----------    ------------  ----------   -----------
                                                     1,375,068      2,001,262       1,713,871    (687,950)     (324,431)
   Annuity Reserves:
   - Annuity Payments                                       --         (2,870)         (1,022)       (369)           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            133              28          17            --
                                                    ----------    -----------    ------------  ----------   -----------
                                                            --         (2,737)           (994)       (352)           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,375,068      1,998,525       1,712,877    (688,302)     (324,431)
                                                    ----------    -----------    ------------  ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,323,578        603,468      (7,806,338)   (977,292)   (3,366,640)
                                                    ----------    -----------    ------------  ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $1,854,976    $19,410,248    $  8,985,568  $  628,708   $ 8,670,568
                                                    ==========    ===========    ============  ==========   ===========

                                                                                              DELAWARE VIPT
                                                                 DELAWARE        DELAWARE       SMALL CAP
                                                    DELAWARE     VIPT REIT    VIPT SMALL CAP      VALUE
                                                   VIPT REIT   SERVICE CLASS      VALUE       SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 3,218,141   $17,301,594     $ 3,285,327    $14,272,750
Changes From Operations:
   - Net investment income (loss)                       3,911       (87,566)        (23,082)      (226,633)
   - Net realized gain (loss) on investments          845,176     3,471,790         545,236      1,341,688
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,193,291)   (6,149,373)       (694,142)    (2,591,709)
                                                  -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (344,204)   (2,765,149)       (171,988)    (1,476,654)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                10,855     1,718,093           8,801      4,082,131
   - Contract withdrawals and transfers to
     annuity reserves                                (638,778)   (1,211,045)       (541,571)      (968,488)
   - Contract transfers                              (560,185)     (569,855)       (485,223)       184,190
                                                  -----------   -----------     -----------    -----------
                                                   (1,188,108)      (62,807)     (1,017,993)     3,297,833
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --              --             --
   - Annuity Payments                                      --            --          (2,473)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --              20             --
                                                  -----------   -----------     -----------    -----------
                                                           --            --          (2,453)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (1,188,108)      (62,807)     (1,020,446)     3,297,833
                                                  -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,532,312)   (2,827,956)     (1,192,434)     1,821,179
                                                  -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                     1,685,829    14,473,638       2,092,893     16,093,929
Changes From Operations:
   - Net investment income (loss)                      13,919        59,181          (8,283)      (184,388)
   - Net realized gain (loss) on investments          382,808     3,276,770         123,614        481,908
   - Net change in unrealized appreciation or
     depreciation on investments                     (855,179)   (7,853,398)       (597,715)    (5,610,150)
                                                  -----------   -----------     -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (458,452)   (4,517,447)       (482,384)    (5,312,630)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 5,384       135,965           1,282      1,884,948
   - Contract withdrawals and transfers to
     annuity reserves                                (263,776)     (911,999)       (546,935)      (960,708)
   - Contract transfers                              (212,665)   (1,124,664)       (182,652)       133,164
                                                  -----------   -----------     -----------    -----------
                                                     (471,057)   (1,900,698)       (728,305)     1,057,404
   Annuity Reserves:
   - Annuity Payments                                      --            --          (1,946)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --              16             --
                                                  -----------   -----------     -----------    -----------
                                                           --            --          (1,930)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (471,057)   (1,900,698)       (730,235)     1,057,404
                                                  -----------   -----------     -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (929,509)   (6,418,145)     (1,212,619)    (4,255,226)
                                                  -----------   -----------     -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $   756,320   $ 8,055,493     $   880,274    $11,838,703
                                                  ===========   ===========     ===========    ===========

                                                                DELAWARE     DELAWARE VIPT
                                                   DELAWARE    VIPT TREND     U.S. GROWTH    DELAWARE
                                                  VIPT TREND  SERVICE CLASS  SERVICE CLASS  VIPT VALUE
                                                  SUBACCOUNT   SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $1,725,117   $ 5,587,281    $ 2,125,204    $ 848,542
Changes From Operations:
   - Net investment income (loss)                    (21,016)      (93,821)       (33,934)       2,878
   - Net realized gain (loss) on investments         229,139       342,635         61,247      116,044
   - Net change in unrealized appreciation or
     depreciation on investments                     (68,803)      248,482        193,900     (137,980)
                                                  ----------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   139,320       497,296        221,213      (19,058)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                7,629       494,905         92,834        3,742
   - Contract withdrawals and transfers to
     annuity reserves                               (283,417)     (388,317)      (185,280)    (215,086)
   - Contract transfers                             (273,590)     (511,573)         8,124      (10,154)
                                                  ----------   -----------    -----------    ---------
                                                    (549,378)     (404,985)       (84,322)    (221,498)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --            --             --           --
   - Annuity Payments                                   (381)           --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 21            --             --           --
                                                  ----------   -----------    -----------    ---------
                                                        (360)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (549,738)     (404,985)       (84,322)    (221,498)
                                                  ----------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (410,418)       92,311        136,891     (240,556)
                                                  ----------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                    1,314,699     5,679,592      2,262,095      607,986
Changes From Operations:
   - Net investment income (loss)                    (11,080)      (72,406)       (29,101)       8,254
   - Net realized gain (loss) on investments         195,252       758,833         52,303       23,629
   - Net change in unrealized appreciation or
     depreciation on investments                    (652,435)   (3,320,509)    (1,107,382)    (226,930)
                                                  ----------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (468,263)   (2,634,082)    (1,084,180)    (195,047)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                1,964       258,321         91,662        1,501
   - Contract withdrawals and transfers to
     annuity reserves                               (318,348)     (395,783)      (144,910)     (70,606)
   - Contract transfers                             (127,791)      (12,866)       312,777      (27,803)
                                                  ----------   -----------    -----------    ---------
                                                    (444,175)     (150,328)       259,529      (96,908)
   Annuity Reserves:
   - Annuity Payments                                   (356)           --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 12            --             --           --
                                                  ----------   -----------    -----------    ---------
                                                        (344)           --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           (444,519)     (150,328)       259,529      (96,908)
                                                  ----------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (912,782)   (2,784,410)      (824,651)    (291,955)
                                                  ----------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $  401,917   $ 2,895,182    $ 1,437,444    $ 316,031
                                                  ==========   ===========    ===========    =========

See accompanying notes.

                                                                                 DWS VIP                    DWS VIP
                                                  DELAWARE VIPT    DWS VIP      EQUITY 500     DWS VIP     SMALL CAP
                                                      VALUE       EQUITY 500      INDEX       SMALL CAP      INDEX
                                                  SERVICE CLASS     INDEX     SERVICE CLASS     INDEX    SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 8,327,048   $ 6,258,091   $ 5,699,773   $1,723,028   $ 2,736,835
Changes From Operations:
   - Net investment income (loss)                      (34,796)        1,600       (19,617)     (10,255)      (35,109)
   - Net realized gain (loss) on investments           411,749       327,026       212,926      174,035       220,641
   - Net change in unrealized appreciation or
     depreciation on investments                      (917,174)      (89,758)        6,193     (223,215)     (327,696)
                                                   -----------   -----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (540,221)      238,868       199,502      (59,435)     (142,164)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,303,905        68,740       278,083       19,733       474,588
   - Contract withdrawals and transfers to
     annuity reserves                                 (475,863)     (603,704)     (356,733)    (326,861)     (122,985)
   - Contract transfers                                672,944      (173,982)      187,739      (24,995)      325,532
                                                   -----------   -----------   -----------   ----------   -----------
                                                     2,500,986      (708,946)      109,089     (332,123)      677,135
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --            --           --            --
   - Annuity Payments                                       --      (121,922)         (973)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --           (96)           37           --            --
                                                   -----------   -----------   -----------   ----------   -----------
                                                            --      (122,018)         (936)          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            2,500,986      (830,964)      108,153     (332,123)      677,135
                                                   -----------   -----------   -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,960,765      (592,096)      307,655     (391,558)      534,971
                                                   -----------   -----------   -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2007                     10,287,813     5,665,995     6,007,428    1,331,470     3,271,806
Changes From Operations:
   - Net investment income (loss)                       93,639        42,366        28,760        1,243        (8,067)
   - Net realized gain (loss) on investments           308,048       100,540         1,918       73,904       126,261
   - Net change in unrealized appreciation or
     depreciation on investments                    (3,994,040)   (2,085,031)   (2,071,905)    (486,616)   (1,186,633)
                                                   -----------   -----------   -----------   ----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (3,592,353)   (1,942,125)   (2,041,227)    (411,469)   (1,068,439)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                840,492        12,860       155,610        1,542        20,342
   - Contract withdrawals and transfers to
     annuity reserves                                 (507,993)     (466,622)     (359,474)    (101,834)     (142,914)
   - Contract transfers                               (546,436)     (300,373)     (562,540)    (145,245)     (247,314)
                                                   -----------   -----------   -----------   ----------   -----------
                                                      (213,937)     (754,135)     (766,404)    (245,537)     (369,886)
   Annuity Reserves:
   - Annuity Payments                                       --       (96,922)         (767)          --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            27            27           --            --
                                                   -----------   -----------   -----------   ----------   -----------
                                                            --       (96,895)         (740)          --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (213,937)     (851,030)     (767,144)    (245,537)     (369,886)
                                                   -----------   -----------   -----------   ----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (3,806,290)   (2,793,155)   (2,808,371)    (657,006)   (1,438,325)
                                                   -----------   -----------   -----------   ----------   -----------
NET ASSETS AT DECEMBER 31, 2008                    $ 6,481,523   $ 2,872,840   $ 3,199,057   $  674,464   $ 1,833,481
                                                   ===========   ===========   ===========   ==========   ===========

                                                  FIDELITY VIP                  FIDELITY VIP
                                                   CONTRAFUND                  EQUITY-INCOME
                                                     SERVICE     FIDELITY VIP     SERVICE     FIDELITY VIP
                                                     CLASS 2    EQUITY-INCOME     CLASS 2        GROWTH
                                                   SUBACCOUNT     SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  --------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 22,724,482   $ 2,040,786    $ 4,277,123    $ 632,974
Changes From Operations:
   - Net investment income (loss)                     (221,388)        5,113         (2,961)      (3,801)
   - Net realized gain (loss) on investments         9,091,917       227,787        428,504       21,510
   - Net change in unrealized appreciation or
     depreciation on investments                    (4,885,722)     (220,847)      (438,049)     130,715
                                                  ------------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   3,984,807        12,053        (12,506)     148,424
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              9,953,259        10,188         74,861       10,132
   - Contract withdrawals and transfers to
     annuity reserves                               (1,151,953)     (236,773)      (415,397)     (91,137)
   - Contract transfers                              1,444,731       (81,488)      (115,729)     (22,651)
                                                  ------------   -----------    -----------    ---------
                                                    10,246,037      (308,073)      (456,265)    (103,656)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --            --             --           --
   - Annuity Payments                                       --            --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --           --
                                                  ------------   -----------    -----------    ---------
                                                            --            --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           10,246,037      (308,073)      (456,265)    (103,656)
                                                  ------------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS             14,230,844      (296,020)      (468,771)      44,768
                                                  ------------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2007                     36,955,326     1,744,766      3,808,352      677,742
Changes From Operations:
   - Net investment income (loss)                     (263,722)        8,050         22,361       (3,622)
   - Net realized gain (loss) on investments          (522,244)      (81,499)      (122,720)      22,476
   - Net change in unrealized appreciation or
     depreciation on investments                   (18,186,328)     (547,117)    (1,537,428)    (250,535)
                                                  ------------   -----------    -----------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (18,972,294)     (620,566)    (1,637,787)    (231,681)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              6,749,548         1,168         30,110          230
   - Contract withdrawals and transfers to
     annuity reserves                               (1,830,595)     (332,749)      (180,054)    (252,324)
   - Contract transfers                              3,287,534      (124,936)        46,660           --
                                                  ------------   -----------    -----------    ---------
                                                     8,206,487      (456,517)      (103,284)    (252,094)
   Annuity Reserves:
   - Annuity Payments                                       --            --             --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --            --             --           --
                                                  ------------   -----------    -----------    ---------
                                                            --            --             --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            8,206,487      (456,517)      (103,284)    (252,094)
                                                  ------------   -----------    -----------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (10,765,807)   (1,077,083)    (1,741,071)    (483,775)
                                                  ------------   -----------    -----------    ---------
NET ASSETS AT DECEMBER 31, 2008                   $ 26,189,519   $   667,683    $ 2,067,281    $ 193,967
                                                  ============   ===========    ===========    =========

                                                  FIDELITY VIP  FIDELITY VIP                FIDELITY VIP
                                                     GROWTH       MID CAP                     OVERSEAS
                                                     SERVICE      SERVICE     FIDELITY VIP    SERVICE
                                                     CLASS 2      CLASS 2       OVERSEAS      CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 2,894,690   $ 7,076,892    $ 393,029    $ 5,470,236
Changes From Operations:
   - Net investment income (loss)                     (42,009)     (116,694)       7,431         87,800
   - Net realized gain (loss) on investments          113,997       765,117       88,019        573,887
   - Net change in unrealized appreciation or
     depreciation on investments                      693,305       429,518      (51,824)       192,186
                                                  -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    765,293     1,077,941       43,626        853,873
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               718,543     4,037,705           --        533,624
   - Contract withdrawals and transfers to
     annuity reserves                                (200,708)     (466,360)     (35,782)      (306,460)
   - Contract transfers                               170,495     2,224,936      (89,077)       358,423
                                                  -----------   -----------    ---------    -----------
                                                      688,330     5,796,281     (124,859)       585,587
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --           --             --
   - Annuity Payments                                      --            --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           --             --
                                                  -----------   -----------    ---------    -----------
                                                           --            --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             688,330     5,796,281     (124,859)       585,587
                                                  -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,453,623     6,874,222      (81,233)     1,439,460
                                                  -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2007                     4,348,313    13,951,114      311,796      6,909,696
Changes From Operations:
   - Net investment income (loss)                     (34,921)     (205,563)       1,879         49,445
   - Net realized gain (loss) on investments          (26,819)    1,606,036       59,130        551,257
   - Net change in unrealized appreciation or
     depreciation on investments                   (2,077,696)   (8,802,575)    (169,640)    (3,716,619)
                                                  -----------   -----------    ---------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (2,139,436)   (7,402,102)    (108,631)    (3,115,917)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               399,137     3,888,025           19        214,123
   - Contract withdrawals and transfers to
     annuity reserves                                (246,112)     (596,130)     (13,061)      (273,853)
   - Contract transfers                              (124,026)    2,116,669      (71,483)        82,159
                                                  -----------   -----------    ---------    -----------
                                                       28,999     5,408,564      (84,525)        22,429
   Annuity Reserves:
   - Annuity Payments                                      --            --           --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --           --             --
                                                  -----------   -----------    ---------    -----------
                                                           --            --           --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              28,999     5,408,564      (84,525)        22,429
                                                  -----------   -----------    ---------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (2,110,437)   (1,993,538)    (193,156)    (3,093,488)
                                                  -----------   -----------    ---------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 2,237,876   $11,957,576    $ 118,640    $ 3,816,208
                                                  ===========   ===========    =========    ===========

See accompanying notes.

                                                                   FTVIPT
                                                     FTVIPT       FRANKLIN       FTVIPT         FTVIPT        FTVIPT
                                                    FRANKLIN   SMALL-MID CAP     MUTUAL       TEMPLETON     TEMPLETON
                                                     INCOME        GROWTH        SHARES     GLOBAL INCOME     GROWTH
                                                   SECURITIES    SECURITIES    SECURITIES     SECURITIES    SECURITIES
                                                    CLASS 2       CLASS 2       CLASS 2        CLASS 2       CLASS 2
                                                   SUBACCOUNT    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT    SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $ 4,058,043   $ 5,063,038   $ 3,357,415    $ 2,762,547   $ 8,917,851
Changes From Operations:
   - Net investment income (loss)                     135,853       (98,947)      (24,485)        38,366       (25,478)
   - Net realized gain (loss) on investments           59,998       586,383       258,095         23,769       671,491
   - Net change in unrealized appreciation or
     depreciation on investments                     (287,220)      (79,943)     (419,208)       306,942      (602,852)
                                                  -----------   -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (91,369)      407,493      (185,598)       369,077        43,161
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                            10,153,662     2,136,334     7,172,495      2,790,298     1,684,044
   - Contract withdrawals and transfers to
     annuity reserves                                (288,934)     (478,112)     (154,301)      (267,565)     (616,692)
   - Contract transfers                             3,686,922       749,470     2,663,319      1,422,581       (20,973)
                                                  -----------   -----------   -----------    -----------   -----------
                                                   13,551,650     2,407,692     9,681,513      3,945,314     1,046,379
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --            --            --             --            --
   - Annuity Payments                                      --        (1,753)           --             --        (1,958)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            (1)           --             --            (1)
                                                  -----------   -----------   -----------    -----------   -----------
                                                           --        (1,754)           --             --        (1,959)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          13,551,650     2,405,938     9,681,513      3,945,314     1,044,420
                                                  -----------   -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            13,460,281     2,813,431     9,495,915      4,314,391     1,087,581
                                                  -----------   -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                    17,518,324     7,876,469    12,853,330      7,076,938    10,005,432
Changes From Operations:
   - Net investment income (loss)                     725,281      (121,437)      208,578        228,344        12,983
   - Net realized gain (loss) on investments         (395,302)      731,036       115,985         33,524       250,269
   - Net change in unrealized appreciation or
     depreciation on investments                   (7,404,700)   (4,474,383)   (6,487,460)       138,712    (4,350,358)
                                                  -----------   -----------   -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                 (7,074,721)   (3,864,784)   (6,162,897)       400,580    (4,087,106)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                             5,098,342     1,114,591     2,922,436      3,407,550       133,376
   - Contract withdrawals and transfers to
     annuity reserves                                (793,087)     (490,396)     (368,493)      (610,007)     (440,061)
   - Contract transfers                             1,450,866       781,293     1,563,488      2,745,367      (569,725)
                                                  -----------   -----------   -----------    -----------   -----------
                                                    5,756,121     1,405,488     4,117,431      5,542,910      (876,410)
   Annuity Reserves:
   - Annuity Payments                                      --        (1,369)           --             --        (1,462)
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --            --            --             --            --
                                                  -----------   -----------   -----------    -----------   -----------
                                                           --        (1,369)           --             --        (1,462)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           5,756,121     1,404,119     4,117,431      5,542,910      (877,872)
                                                  -----------   -----------   -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,318,600)   (2,460,665)   (2,045,466)     5,943,490    (4,964,978)
                                                  -----------   -----------   -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                   $16,199,724   $ 5,415,804   $10,807,864    $13,020,428   $ 5,040,454
                                                  ===========   ===========   ===========    ===========   ===========

                                                                         JANUS           JANUS       LINCOLN VIPT
                                                        JANUS        ASPEN SERIES    ASPEN SERIES       BARON
                                                    ASPEN SERIES        MID CAP       WORLDWIDE        GROWTH
                                                  BALANCED SERVICE      GROWTH          GROWTH      OPPORTUNITIES
                                                       SHARES       SERVICE SHARES  SERVICE SHARES  SERVICE CLASS
                                                     SUBACCOUNT       SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                        $1,116,877       $1,093,216       $ 38,141       $   164,253
Changes From Operations:
   - Net investment income (loss)                         6,847          (17,903)          (404)          (20,986)
   - Net realized gain (loss) on investments             59,427           59,421            275            53,771
   - Net change in unrealized appreciation or
     depreciation on investments                         24,075          168,777          3,080          (159,548)
                                                     ----------       ----------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       90,349          210,295          2,951          (126,763)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                  26,384            4,260             --         2,515,406
   - Contract withdrawals and transfers to
     annuity reserves                                  (289,979)         (96,044)           (57)          (12,475)
   - Contract transfers                                  86,944           49,434             49           980,599
                                                     ----------       ----------       --------       -----------
                                                       (176,651)         (42,350)            (8)        3,483,530
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                     --               --             --                --
   - Annuity Payments                                        --               --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --               --             --                --
                                                     ----------       ----------       --------       -----------
                                                             --               --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              (176,651)         (42,350)            (8)        3,483,530
                                                     ----------       ----------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                 (86,302)         167,945          2,943         3,356,767
                                                     ----------       ----------       --------       -----------
NET ASSETS AT DECEMBER 31, 2007                       1,030,575        1,261,161         41,084         3,521,020
Changes From Operations:
   - Net investment income (loss)                         8,656          (14,719)          (156)          (73,023)
   - Net realized gain (loss) on investments             82,022          113,625            578           152,391
   - Net change in unrealized appreciation or
     depreciation on investments                       (260,874)        (598,444)       (16,866)       (2,201,597)
                                                     ----------       ----------       --------       -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (170,196)        (499,538)       (16,444)       (2,122,229)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   3,540            1,244             --         1,754,121
   - Contract withdrawals and transfers to
     annuity reserves                                  (157,377)        (155,084)       (24,910)         (101,382)
   - Contract transfers                                 217,723          (14,986)        16,758           620,766
                                                     ----------       ----------       --------       -----------
                                                         63,886         (168,826)        (8,152)        2,273,505
   Annuity Reserves:
   - Annuity Payments                                        --               --             --                --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                    --               --             --                --
                                                     ----------       ----------       --------       -----------
                                                             --               --             --                --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                63,886         (168,826)        (8,152)        2,273,505
                                                     ----------       ----------       --------       -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                (106,310)        (668,364)       (24,596)          151,276
                                                     ----------       ----------       --------       -----------
NET ASSETS AT DECEMBER 31, 2008                      $  924,265       $  592,797       $ 16,488       $ 3,672,296
                                                     ==========       ==========       ========       ===========

                                                                  LINCOLN VIPT   LINCOLN VIPT
                                                                     COHEN &       COLUMBIA
                                                   LINCOLN VIPT   STEERS GLOBAL      VALUE         LINCOLN
                                                  CAPITAL GROWTH   REAL ESTATE   OPPORTUNITIES    VIPT CORE
                                                  SERVICE CLASS   SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT      SUBACCOUNT
                                                  -----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $        --     $      --      $ 244,225
Changes From Operations:
   - Net investment income (loss)                      (1,718)          (3,313)           67         (1,244)
   - Net realized gain (loss) on investments              (56)            (176)          (55)        15,726
   - Net change in unrealized appreciation or
     depreciation on investments                          387         (156,548)       (6,750)       (13,228)
                                                    ---------      -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (1,387)        (160,037)       (6,738)         1,254
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               203,857        1,149,427        95,998              2
   - Contract withdrawals and transfers to
     annuity reserves                                  (1,180)          (6,711)       (1,128)        (2,034)
   - Contract transfers                               458,719          609,264        51,361       (243,447)
                                                    ---------      -----------     ---------      ---------
                                                      661,396        1,751,980       146,231       (245,479)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --               --            --             --
   - Annuity Payments                                      --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --               --            --             --
                                                    ---------      -----------     ---------      ---------
                                                           --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             661,396        1,751,980       146,231       (245,479)
                                                    ---------      -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               660,009        1,591,943       139,493       (244,225)
                                                    ---------      -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2007                       660,009        1,591,943       139,493             --
Changes From Operations:
   - Net investment income (loss)                     (11,109)          (6,898)       (3,396)            --
   - Net realized gain (loss) on investments          (10,779)         (93,476)      122,815             --
   - Net change in unrealized appreciation or
     depreciation on investments                     (344,588)      (1,293,730)     (289,056)            --
                                                    ---------      -----------     ---------      ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (366,476)      (1,394,104)     (169,637)            --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               252,651          969,391        89,406             --
   - Contract withdrawals and transfers to
     annuity reserves                                 (21,257)         (72,279)      (66,680)            --
   - Contract transfers                                33,229        1,194,938       347,811             --
                                                    ---------      -----------     ---------      ---------
                                                      264,623        2,092,050       370,537             --
   Annuity Reserves:
   - Annuity Payments                                      --               --            --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --               --            --             --
                                                    ---------      -----------     ---------      ---------
                                                           --               --            --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             264,623        2,092,050       370,537             --
                                                    ---------      -----------     ---------      ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (101,853)         697,946       200,900             --
                                                    ---------      -----------     ---------      ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 558,156      $ 2,289,889     $ 340,393      $      --
                                                    =========      ===========     =========      =========

See accompanying notes.

                                                                                LINCOLN VIPT                LINCOLN VIPT
                                                                LINCOLN VIPT      DELAWARE    LINCOLN VIPT    DELAWARE
                                                  LINCOLN VIPT    DELAWARE         GROWTH       DELAWARE       SOCIAL
                                                    DELAWARE        BOND         AND INCOME      SOCIAL       AWARENESS
                                                      BOND      SERVICE CLASS  SERVICE CLASS    AWARENESS   SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT    SUBACCOUNT
                                                  -----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $23,405,615    $25,953,247     $ 480,883     $1,467,851    $ 3,435,147
Changes From Operations:
   - Net investment income (loss)                     757,804        904,803        (2,975)       (10,251)       (32,831)
   - Net realized gain (loss) on investments          (30,359)       (21,793)        4,933         57,603         91,571
   - Net change in unrealized appreciation or
     depreciation on investments                      132,265         89,801         9,516        (25,032)       (18,270)
                                                  -----------    -----------     ---------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    859,710        972,811        11,474         22,320         40,470
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               259,022      4,381,790       119,803         11,166        128,088
   - Contract withdrawals and transfers to
     annuity reserves                              (2,275,713)    (1,871,915)      (18,544)      (109,575)      (163,507)
   - Contract transfers                                 6,346        157,136       183,022        (37,105)       (90,216)
                                                  -----------    -----------     ---------     ----------    -----------
                                                   (2,010,345)     2,667,011       284,281       (135,514)      (125,635)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --            --         12,240             --
   - Annuity Payments                                    (802)        (1,531)           --           (572)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  44             61            --           (116)            --
                                                  -----------    -----------     ---------     ----------    -----------
                                                         (758)        (1,470)           --         11,552             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (2,011,103)     2,665,541       284,281       (123,962)      (125,635)
                                                  -----------    -----------     ---------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (1,151,393)     3,638,352       295,755       (101,642)       (85,165)
                                                  -----------    -----------     ---------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2007                    22,254,222     29,591,599       776,638      1,366,209      3,349,982
Changes From Operations:
   - Net investment income (loss)                     481,427        952,492        (4,123)        (7,585)       (28,782)
   - Net realized gain (loss) on investments         (334,626)      (237,538)       81,543         90,709        197,345
   - Net change in unrealized appreciation or
     depreciation on investments                   (1,038,063)    (2,347,934)     (450,047)      (521,102)    (1,405,684)
                                                  -----------    -----------     ---------     ----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (891,262)    (1,632,980)     (372,627)      (437,978)    (1,237,121)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                67,775      5,704,997       164,030          1,666        261,666
   - Contract withdrawals and transfers to
     annuity reserves                              (4,340,551)    (2,287,469)      (20,280)      (137,657)      (145,036)
   - Contract transfers                            (2,101,789)       (77,062)      151,856        (54,099)       (42,425)
                                                  -----------    -----------     ---------     ----------    -----------
                                                   (6,374,565)     3,340,466       295,606       (190,090)        74,205
   Annuity Reserves:
   - Annuity Payments                                    (805)        (1,475)           --           (946)            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  46             70            --            (20)            --
                                                  -----------    -----------     ---------     ----------    -----------
                                                         (759)        (1,405)           --           (966)            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                          (6,375,324)     3,339,061       295,606       (191,056)        74,205
                                                  -----------    -----------     ---------     ----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS            (7,266,586)     1,706,081       (77,021)      (629,034)    (1,162,916)
                                                  -----------    -----------     ---------     ----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $14,987,636    $31,297,680     $ 699,617     $  737,175    $ 2,187,066
                                                  ===========    ===========     =========     ==========    ===========

                                                  LINCOLN VIPT
                                                    DELAWARE                                      LINCOLN VIPT
                                                     SPECIAL     LINCOLN VIPT FI   LINCOLN VIPT      GROWTH
                                                  OPPORTUNITIES   EQUITY-INCOME       GROWTH     OPPORTUNITIES
                                                  SERVICE CLASS   SERVICE CLASS   SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $  576,465       $ 45,555       $ 488,316
Changes From Operations:
   - Net investment income (loss)                         (69)         (3,661)          (413)         (3,906)
   - Net realized gain (loss) on investments            2,434          78,902          6,065          28,222
   - Net change in unrealized appreciation or
     depreciation on investments                       (8,459)        (77,897)          (960)         (3,787)
                                                    ---------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (6,094)         (2,656)         4,692          20,529
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               194,619         510,568         20,870          33,554
   - Contract withdrawals and transfers to
     annuity reserves                                  (2,178)        (74,995)          (580)         (4,963)
   - Contract transfers                                77,447         153,945        (70,537)       (537,436)
                                                    ---------      ----------       --------       ---------
                                                      269,888         589,518        (50,247)       (508,845)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --              --             --              --
   - Annuity Payments                                      --              --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --              --
                                                    ---------      ----------       --------       ---------
                                                           --              --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             269,888         589,518        (50,247)       (508,845)
                                                    ---------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               263,794         586,862        (45,555)       (488,316)
                                                    ---------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2007                       263,794       1,163,327             --              --
Changes From Operations:
   - Net investment income (loss)                      (2,322)           (918)            --              --
   - Net realized gain (loss) on investments           15,074          90,213             --              --
   - Net change in unrealized appreciation or
     depreciation on investments                     (182,769)       (683,119)            --              --
                                                    ---------      ----------       --------       ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (170,017)       (593,824)            --              --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               179,802         354,277             --              --
   - Contract withdrawals and transfers to
     annuity reserves                                  (4,055)        (33,585)            --              --
   - Contract transfers                                88,570         226,939             --              --
                                                    ---------      ----------       --------       ---------
                                                      264,317         547,631             --              --
   Annuity Reserves:
   - Annuity Payments                                      --              --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              --             --              --
                                                    ---------      ----------       --------       ---------
                                                           --              --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             264,317         547,631             --              --
                                                    ---------      ----------       --------       ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                94,300         (46,193)            --              --
                                                    ---------      ----------       --------       ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 358,094      $1,117,134       $     --       $      --
                                                    =========      ==========       ========       =========

                                                                LINCOLN VIPT    LINCOLN VIPT
                                                  LINCOLN VIPT      JANUS         MARSICO
                                                      JANUS        CAPITAL     INTERNATIONAL   LINCOLN VIPT
                                                     CAPITAL    APPRECIATION      GROWTH        MFS VALUE
                                                  APPRECIATION  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT    SUBACCOUNT      SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 239,491     $  380,140    $        --     $       --
Changes From Operations:
   - Net investment income (loss)                      (2,996)        (8,875)          (360)           320
   - Net realized gain (loss) on investments           17,298          9,372          1,455            460
   - Net change in unrealized appreciation or
     depreciation on investments                       27,376         96,642         23,469         (3,055)
                                                    ---------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     41,678         97,139         24,564         (2,275)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     1        415,173        441,259        538,246
   - Contract withdrawals and transfers to
     annuity reserves                                 (45,493)       (24,448)       (26,923)       (11,801)
   - Contract transfers                                (6,838)       155,647        475,032        476,351
                                                    ---------     ----------    -----------     ----------
                                                      (52,330)       546,372        889,368      1,002,796
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                    ---------     ----------    -----------     ----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (52,330)       546,372        889,368      1,002,796
                                                    ---------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS               (10,652)       643,511        913,932      1,000,521
                                                    ---------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2007                       228,839      1,023,651        913,932      1,000,521
Changes From Operations:
   - Net investment income (loss)                      (1,421)       (11,640)        (9,248)        (6,845)
   - Net realized gain (loss) on investments            7,678         (5,218)        14,931        (18,684)
   - Net change in unrealized appreciation or
     depreciation on investments                      (94,917)      (590,412)    (1,129,900)      (810,054)
                                                    ---------     ----------    -----------     ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (88,660)      (607,270)    (1,124,217)      (835,583)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --        434,315        884,930      1,647,502
   - Contract withdrawals and transfers to
     annuity reserves                                 (18,585)       (44,345)       (47,775)       (37,157)
   - Contract transfers                                  (325)       146,660        655,992        617,923
                                                    ---------     ----------    -----------     ----------
                                                      (18,910)       536,630      1,493,147      2,228,268
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                    ---------     ----------    -----------     ----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (18,910)       536,630      1,493,147      2,228,268
                                                    ---------     ----------    -----------     ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (107,570)       (70,640)       368,930      1,392,685
                                                    ---------     ----------    -----------     ----------
NET ASSETS AT DECEMBER 31, 2008                     $ 121,269     $  953,011    $ 1,282,862     $2,393,206
                                                    =========     ==========    ===========     ==========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                   LINCOLN VIPT  LINCOLN VIPT      MONDRIAN
                                                     MID-CAP       MONDRIAN     INTERNATIONAL                 LINCOLN VIPT
                                                      VALUE      INTERNATIONAL  VALUE SERVICE  LINCOLN VIPT   MONEY MARKET
                                                  SERVICE CLASS      VALUE          CLASS      MONEY MARKET  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT      SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
                                                  ------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $       --    $ 3,753,593    $ 9,644,132    $ 6,753,083   $10,633,856
Changes From Operations:
   - Net investment income (loss)                       (3,818)        18,382         27,352        216,116       374,148
   - Net realized gain (loss) on investments            (2,857)       234,635        671,530             --            --
   - Net change in unrealized appreciation or
     depreciation on investments                       (91,067)       109,875        238,401             --            --
                                                    ----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     (97,742)       362,892        937,283        216,116       374,148
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                742,526          9,411      1,945,249          8,457     8,696,921
   - Contract withdrawals and transfers to
     annuity reserves                                  (13,501)      (259,376)      (680,388)    (2,046,894)   (3,120,625)
   - Contract transfers                                303,422        175,961         50,564      1,357,845      (361,538)
                                                    ----------    -----------    -----------    -----------   -----------
                                                     1,032,447        (74,004)     1,315,425       (680,592)    5,214,758
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --             --            --
   - Annuity Payments                                       --             --         (1,170)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             46             --            --
                                                    ----------    -----------    -----------    -----------   -----------
                                                            --             --         (1,124)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,032,447        (74,004)     1,314,301       (680,592)    5,214,758
                                                    ----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                934,705        288,888      2,251,584       (464,476)    5,588,906
                                                    ----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2007                        934,705      4,042,481     11,895,716      6,288,607    16,222,762
Changes From Operations:
   - Net investment income (loss)                      (17,421)       100,628        300,706         54,114        72,604
   - Net realized gain (loss) on investments           (50,838)       195,156        643,012             28            78
   - Net change in unrealized appreciation or
     depreciation on investments                      (593,526)    (1,762,275)    (5,455,432)            --             5
                                                    ----------    -----------    -----------    -----------   -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                    (661,785)    (1,466,491)    (4,511,714)        54,142        72,687
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                439,258          8,567        690,268         19,906     7,476,603
   - Contract withdrawals and transfers to
     annuity reserves                                  (49,217)      (311,135)      (592,007)    (4,608,249)   (3,108,873)
   - Contract transfers                                440,719       (119,187)      (154,970)     8,330,957     3,827,627
                                                    ----------    -----------    -----------    -----------   -----------
                                                       830,760       (421,755)       (56,709)     3,742,614     8,195,357
   Annuity Reserves:
   - Annuity Payments                                       --             --           (931)            --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             33             --            --
                                                    ----------    -----------    -----------    -----------   -----------
                                                            --             --           (898)            --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              830,760       (421,755)       (57,607)     3,742,614     8,195,357
                                                    ----------    -----------    -----------    -----------   -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                168,975     (1,888,246)    (4,569,321)     3,796,756     8,268,044
                                                    ----------    -----------    -----------    -----------   -----------
NET ASSETS AT DECEMBER 31, 2008                     $1,103,680    $ 2,154,235    $ 7,326,395    $10,085,363   $24,490,806
                                                    ==========    ===========    ===========    ===========   ===========

                                                     LINCOLN          LINCOLN          LINCOLN        LINCOLN
                                                      VIPT           VIPT SSgA        VIPT SSgA      VIPT SSgA
                                                    SSgA BOND        DEVELOPED        EMERGING     INTERNATIONAL
                                                      INDEX      INTERNATIONAL 150   MARKETS 100       INDEX
                                                  SERVICE CLASS    SERVICE CLASS    SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT       SUBACCOUNT       SUBACCOUNT     SUBACCOUNT
                                                  --------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $       --        $     --         $     --       $     --
Changes From Operations:
   - Net investment income (loss)                           --              --               --             --
   - Net realized gain (loss) on investments                --              --               --             --
   - Net change in unrealized appreciation or
     depreciation on investments                            --              --               --             --
                                                    ----------        --------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                          --              --               --             --
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                     --              --               --             --
   - Contract withdrawals and transfers to
     annuity reserves                                       --              --               --             --
   - Contract transfers                                     --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --              --               --             --
   - Annuity Payments                                       --              --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                   --              --               --             --
                                                    ----------        --------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS                     --              --               --             --
                                                    ----------        --------         --------       --------
NET ASSETS AT DECEMBER 31, 2007                             --              --               --             --
Changes From Operations:
   - Net investment income (loss)                          303           2,346              888          2,062
   - Net realized gain (loss) on investments             2,446          (7,568)          (6,727)        (8,572)
   - Net change in unrealized appreciation or
     depreciation on investments                       152,573         (18,229)         (29,278)       (76,270)
                                                    ----------        --------         --------       --------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     155,322         (23,451)         (35,117)       (82,780)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,562,142         400,078          280,623        459,612
   - Contract withdrawals and transfers to
     annuity reserves                                  (38,540)         (3,748)          (4,239)        (5,775)
   - Contract transfers                              1,433,390         196,423          207,012        315,214
                                                    ----------        --------         --------       --------
                                                     3,956,992         592,753          483,396        769,051
   Annuity Reserves:
   - Annuity Payments                                       --              --               --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --              --               --             --
                                                    ----------        --------         --------       --------
                                                            --              --               --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            3,956,992         592,753          483,396        769,051
                                                    ----------        --------         --------       --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,112,314         569,302          448,279        686,271
                                                    ----------        --------         --------       --------
NET ASSETS AT DECEMBER 31, 2008                     $4,112,314        $569,302         $448,279       $686,271
                                                    ==========        ========         ========       ========

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                  LINCOLN VIPT       SSgA
                                                       SSgA       LINCOLN VIPT       SSgA        SMALL-CAP
                                                  LARGE CAP 100       SSgA      S&P 500 INDEX      INDEX
                                                  SERVICE CLASS  S&P 500 INDEX  SERVICE CLASS  SERVICE CLASS
                                                   SUBACCOUNT      SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                     $        --    $        --    $        --    $        --
Changes From Operations:
   - Net investment income (loss)                          --            839          3,813           (936)
   - Net realized gain (loss) on investments               --             15            (61)        (3,154)
   - Net change in unrealized appreciation or
     depreciation on investments                           --            296        (34,040)       (26,578)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                         --          1,150        (30,288)       (30,668)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                    --             --      1,326,453        400,511
   - Contract withdrawals and transfers to
     annuity reserves                                      --             --         (7,457)        (4,690)
   - Contract transfers                                    --        135,270        509,381        159,502
                                                  -----------    -----------    -----------    -----------
                                                           --        135,270      1,828,377        555,323
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --             --
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                  --        135,270      1,828,377        555,323
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                    --        136,420      1,798,089        524,655
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2007                            --        136,420      1,798,089        524,655
Changes From Operations:
   - Net investment income (loss)                      (1,039)         6,041        107,544         (3,947)
   - Net realized gain (loss) on investments          (17,475)       (62,704)      (109,155)        27,334
   - Net change in unrealized appreciation or
     depreciation on investments                     (160,239)      (100,248)    (1,740,919)      (719,841)
                                                  -----------    -----------    -----------    -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (178,753)      (156,911)    (1,742,530)      (696,454)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               570,638             --      2,242,807        686,366
   - Contract withdrawals and transfers to
     annuity reserves                                 (35,386)      (115,719)      (148,986)      (102,664)
   - Contract transfers                               794,491        367,139      3,177,818      1,456,977
                                                  -----------    -----------    -----------    -----------
                                                    1,329,743        251,420      5,271,639      2,040,679
   Annuity Reserves:
   - Annuity Payments                                      --             --             --             --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --             --
                                                  -----------    -----------    -----------    -----------
                                                           --             --             --             --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                           1,329,743        251,420      5,271,639      2,040,679
                                                  -----------    -----------    -----------    -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS             1,150,990         94,509      3,529,109      1,344,225
                                                  -----------    -----------    -----------    -----------
NET ASSETS AT DECEMBER 31, 2008                   $ 1,150,990    $   230,929    $ 5,327,198    $ 1,868,880
                                                  ===========    ===========    ===========    ===========

See accompanying notes.

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT                  LINCOLN VIPT  T. ROWE PRICE
                                                       SSgA       LINCOLN VIPT  T. ROWE PRICE    STRUCTURED    LINCOLN VIPT
                                                    SMALL-MID    T. ROWE PRICE    STRUCTURED      MID-CAP       TEMPLETON
                                                     CAP 200      GROWTH STOCK     MID-CAP         GROWTH         GROWTH
                                                  SERVICE CLASS  SERVICE CLASS      GROWTH     SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  -------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $     --       $      --       $ 86,560     $  486,207     $        --
Changes From Operations:
   - Net investment income (loss)                         --            (159)        (1,742)       (10,176)         16,696
   - Net realized gain (loss) on investments              --             (20)           762         21,004             (59)
   - Net change in unrealized appreciation or
     depreciation on investments                          --          (2,703)        11,239         46,636         (44,868)
                                                    --------       ---------       --------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                        --          (2,882)        10,259         57,464         (28,231)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                   --          79,328         19,487        589,937       1,838,698
   - Contract withdrawals and transfers to
     annuity reserves                                     --            (655)          (191)       (23,629)         (5,003)
   - Contract transfers                                   --          10,477         21,570        138,991         405,107
                                                    --------       ---------       --------     ----------     -----------
                                                          --          89,150         40,866        705,299       2,238,802
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --             --             --              --
   - Annuity Payments                                     --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --             --             --              --
                                                    --------       ---------       --------     ----------     -----------
                                                          --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                                 --          89,150         40,866        705,299       2,238,802
                                                    --------       ---------       --------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                   --          86,268         51,125        762,763       2,210,571
                                                    --------       ---------       --------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2007                           --          86,268        137,685      1,248,970       2,210,571
Changes From Operations:
   - Net investment income (loss)                         45         (10,714)        (1,674)       (20,965)         13,258
   - Net realized gain (loss) on investments         (48,791)        (61,706)         1,244        (84,418)        (28,739)
   - Net change in unrealized appreciation or
     depreciation on investments                      (7,203)       (288,072)       (53,596)      (617,424)     (1,311,958)
                                                    --------       ---------       --------     ----------     -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (55,949)       (360,492)       (54,026)      (722,807)     (1,327,439)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              181,650         717,933             --        308,876       1,209,872
   - Contract withdrawals and transfers to
     annuity reserves                                 (2,108)        (21,350)          (232)      (178,632)       (110,692)
   - Contract transfers                              149,515         249,701        (15,130)       274,301         496,138
                                                    --------       ---------       --------     ----------     -----------
                                                     329,057         946,284        (15,362)       404,545       1,595,318
   Annuity Reserves:
   - Annuity Payments                                     --              --             --             --              --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --             --             --              --
                                                    --------       ---------       --------     ----------     -----------
                                                          --              --             --             --              --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            329,057         946,284        (15,362)       404,545       1,595,318
                                                    --------       ---------       --------     ----------     -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              273,108         585,792        (69,388)      (318,262)        267,879
                                                    --------       ---------       --------     ----------     -----------
NET ASSETS AT DECEMBER 31, 2008                     $273,108       $ 672,060       $ 68,297     $  930,708     $ 2,478,450
                                                    ========       =========       ========     ==========     ===========

                                                   LINCOLN VIPT                 LINCOLN VIPT
                                                      TURNER     LINCOLN VIPT       UBS        LINCOLN VIPT
                                                     MID-CAP          UBS       GLOBAL ASSET  WILSHIRE 2010
                                                      GROWTH     GLOBAL ASSET     ALLOCATION     PROFILE
                                                  SERVICE CLASS  ALLOCATION    SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ---------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $      --      $ 684,302    $ 1,794,675     $      --
Changes From Operations:
   - Net investment income (loss)                      (3,533)         1,155         (2,546)         (407)
   - Net realized gain (loss) on investments              875         43,366        130,802           (12)
   - Net change in unrealized appreciation or
     depreciation on investments                       27,571        (10,869)       (37,059)          (70)
                                                    ---------      ---------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     24,913         33,652         91,197          (489)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               572,535             --        775,038            --
   - Contract withdrawals and transfers to
     annuity reserves                                  (7,283)       (25,807)      (171,402)       (2,849)
   - Contract transfers                               225,614        (10,422)       252,365       303,277
                                                    ---------      ---------    -----------     ---------
                                                      790,866        (36,229)       856,001       300,428
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --             --            --
   - Annuity Payments                                      --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --            --
                                                    ---------      ---------    -----------     ---------
                                                           --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             790,866        (36,229)       856,001       300,428
                                                    ---------      ---------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS               815,779         (2,577)       947,198       299,939
                                                    ---------      ---------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2007                       815,779        681,725      2,741,873       299,939
Changes From Operations:
   - Net investment income (loss)                     (15,206)        26,620        177,382        (1,073)
   - Net realized gain (loss) on investments          129,375         43,811        255,131        (2,466)
   - Net change in unrealized appreciation or
     depreciation on investments                     (691,638)      (284,619)    (1,627,469)     (123,672)
                                                    ---------      ---------    -----------     ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (577,469)      (214,188)    (1,194,956)     (127,211)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                               418,873              1        884,525       331,976
   - Contract withdrawals and transfers to
     annuity reserves                                 (81,213)       (48,691)      (108,097)     (131,711)
   - Contract transfers                               121,086        (23,185)       454,590       126,519
                                                    ---------      ---------    -----------     ---------
                                                      458,746        (71,875)     1,231,018       326,784
   Annuity Reserves:
   - Annuity Payments                                      --             --             --            --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             --             --            --
                                                    ---------      ---------    -----------     ---------
                                                           --             --             --            --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             458,746        (71,875)     1,231,018       326,784
                                                    ---------      ---------    -----------     ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (118,723)      (286,063)        36,062       199,573
                                                    ---------      ---------    -----------     ---------
NET ASSETS AT DECEMBER 31, 2008                     $ 697,056      $ 395,662    $ 2,777,935     $ 499,512
                                                    =========      =========    ===========     =========

                                                                                                LINCOLN VIPT
                                                   LINCOLN VIPT  LINCOLN VIPT    LINCOLN VIPT     WILSHIRE
                                                  WILSHIRE 2020  WILSHIRE 2030  WILSHIRE 2040    AGGRESSIVE
                                                     PROFILE        PROFILE        PROFILE        PROFILE
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
                                                  ----------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $     --       $      --      $     --      $ 1,423,209
Changes From Operations:
   - Net investment income (loss)                        (26)             (4)           (4)         (16,859)
   - Net realized gain (loss) on investments             290              --            --          103,039
   - Net change in unrealized appreciation or
     depreciation on investments                         241             172           (75)          77,913
                                                    --------       ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                       505             168           (79)         164,093
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                2,318           7,503             4          750,928
   - Contract withdrawals and transfers to
     annuity reserves                                   (313)             --            (1)         (13,111)
   - Contract transfers                                6,386              --         5,027          178,215
                                                    --------       ---------      --------      -----------
                                                       8,391           7,503         5,030          916,032
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                  --              --            --               --
   - Annuity Payments                                     --              --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --               --
                                                    --------       ---------      --------      -----------
                                                          --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                              8,391           7,503         5,030          916,032
                                                    --------       ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS                8,896           7,671         4,951        1,080,125
                                                    --------       ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2007                        8,896           7,671         4,951        2,503,334
Changes From Operations:
   - Net investment income (loss)                       (413)         (2,309)       (3,162)         (37,840)
   - Net realized gain (loss) on investments           1,631         (66,819)      (43,721)          29,145
   - Net change in unrealized appreciation or
     depreciation on investments                     (59,308)       (121,460)      (43,654)      (1,530,446)
                                                    --------       ---------      --------      -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (58,090)       (190,588)      (90,537)      (1,539,141)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              227,729         487,565        47,039        1,034,614
   - Contract withdrawals and transfers to
     annuity reserves                                (55,449)         (1,978)      (14,632)        (110,236)
   - Contract transfers                              114,067          53,338       163,121          687,588
                                                    --------       ---------      --------      -----------
                                                     286,347         538,925       195,528        1,611,966
   Annuity Reserves:
   - Annuity Payments                                     --              --            --               --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 --              --            --               --
                                                    --------       ---------      --------      -----------
                                                          --              --            --               --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            286,347         538,925       195,528        1,611,966
                                                    --------       ---------      --------      -----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              228,257         348,337       104,991           72,825
                                                    --------       ---------      --------      -----------
NET ASSETS AT DECEMBER 31, 2008                     $237,153       $ 356,008      $109,942      $ 2,576,159
                                                    ========       =========      ========      ===========

See accompanying notes.

                                                                                 LINCOLN VIPT
                                                   LINCOLN VIPT   LINCOLN VIPT     WILSHIRE
                                                     WILSHIRE       WILSHIRE      MODERATELY
                                                   CONSERVATIVE     MODERATE      AGGRESSIVE      MFS VIT
                                                     PROFILE        PROFILE        PROFILE      CORE EQUITY     MFS VIT
                                                  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS  SERVICE CLASS    GROWTH
                                                    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ----------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 2,522,673   $ 19,091,944    $ 8,377,196      $181,962    $ 391,285
Changes From Operations:
   - Net investment income (loss)                        9,280        (69,863)        (9,696)       (2,624)      (5,185)
   - Net realized gain (loss) on investments            73,739        361,096        349,303        15,805       44,778
   - Net change in unrealized appreciation or
     depreciation on investments                       103,674      1,320,051        404,929         4,086       25,681
                                                   -----------   ------------    -----------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     186,693      1,611,284        744,536        17,267       65,274
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,051,332      7,913,851      5,237,440         1,640        5,015
   - Contract withdrawals and transfers to
     annuity reserves                                 (217,584)      (753,457)      (221,430)      (32,547)    (101,073)
   - Contract transfers                                799,265      2,995,598        698,261       (12,328)     (28,626)
                                                   -----------   ------------    -----------      --------    ---------
                                                     1,633,013     10,155,992      5,714,271       (43,235)    (124,684)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                    --             --             --            --           --
   - Annuity Payments                                       --             --             --            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             --            --           --
                                                   -----------   ------------    -----------      --------    ---------
                                                            --             --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,633,013     10,155,992      5,714,271       (43,235)    (124,684)
                                                   -----------   ------------    -----------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS              1,819,706     11,767,276      6,458,807       (25,968)     (59,410)
                                                   -----------   ------------    -----------      --------    ---------
NET ASSETS AT DECEMBER 31, 2007                      4,342,379     30,859,220     14,836,003       155,994      331,875
Changes From Operations:
   - Net investment income (loss)                       19,215         50,286       (116,774)       (1,450)      (2,806)
   - Net realized gain (loss) on investments            18,033        277,575        (45,770)        2,902       25,326
   - Net change in unrealized appreciation or
     depreciation on investments                    (1,090,460)   (10,659,040)    (5,600,219)      (58,886)    (123,769)
                                                   -----------   ------------    -----------      --------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                  (1,053,212)   (10,331,179)    (5,762,763)      (57,434)    (101,249)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,677,191      5,361,585      2,142,853            59          120
   - Contract withdrawals and transfers to
     annuity reserves                                 (583,738)    (1,989,825)      (848,797)      (11,029)     (71,094)
   - Contract transfers                                741,116      2,919,419      1,135,964       (11,534)     (17,074)
                                                   -----------   ------------    -----------      --------    ---------
                                                     1,834,569      6,291,179      2,430,020       (22,504)     (88,048)
   Annuity Reserves:
   - Annuity Payments                                       --             --             --            --           --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                   --             --             --            --           --
                                                   -----------   ------------    -----------      --------    ---------
                                                            --             --             --            --           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            1,834,569      6,291,179      2,430,020       (22,504)     (88,048)
                                                   -----------   ------------    -----------      --------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                781,357     (4,040,000)    (3,332,743)      (79,938)    (189,297)
                                                   -----------   ------------    -----------      --------    ---------
NET ASSETS AT DECEMBER 31, 2008                    $ 5,123,736   $ 26,819,220    $11,503,260      $ 76,056    $ 142,578
                                                   ===========   ============    ===========      ========    =========

                                                     MFS VIT                      MFS VIT
                                                      GROWTH        MFS VIT     TOTAL RETURN    MFS VIT
                                                  SERVICE CLASS  TOTAL RETURN  SERVICE CLASS   UTILITIES
                                                    SUBACCOUNT    SUBACCOUNT     SUBACCOUNT   SUBACCOUNT
                                                  ------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                       $ 546,371    $ 2,969,465    $13,943,010   $1,806,179
Changes From Operations:
   - Net investment income (loss)                      (7,690)        34,604         99,639       (6,348)
   - Net realized gain (loss) on investments           64,395        178,020        527,400      420,720
   - Net change in unrealized appreciation or
     depreciation on investments                       20,155       (130,545)      (334,731)     (82,675)
                                                    ---------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                     76,860         82,079        292,308      331,697
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 1,507         10,152      3,035,092          432
   - Contract withdrawals and transfers to
     annuity reserves                                 (27,190)      (450,153)    (1,191,397)    (262,987)
   - Contract transfers                              (221,559)      (133,488)     1,076,651     (439,250)
                                                    ---------    -----------    -----------   ----------
                                                     (247,242)      (573,489)     2,920,346     (701,805)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                   --             --         24,080           --
   - Annuity Payments                                      --         (2,884)        (1,137)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --             (2)          (236)          --
                                                    ---------    -----------    -----------   ----------
                                                           --         (2,886)        22,707           --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                            (247,242)      (576,375)     2,943,053     (701,805)
                                                    ---------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (170,382)      (494,296)     3,235,361     (370,108)
                                                    ---------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2007                       375,989      2,475,169     17,178,371    1,436,071
Changes From Operations:
   - Net investment income (loss)                      (4,434)        34,696        183,892        2,412
   - Net realized gain (loss) on investments           14,576        123,572        604,860      235,610
   - Net change in unrealized appreciation or
     depreciation on investments                     (140,066)      (640,064)    (4,762,705)    (768,023)
                                                    ---------    -----------    -----------   ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                   (129,924)      (481,796)    (3,973,953)    (530,001)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                                 4,804            412        623,770          173
   - Contract withdrawals and transfers to
     annuity reserves                                 (25,398)      (419,059)      (879,123)    (304,310)
   - Contract transfers                               (25,503)      (191,001)      (728,350)      54,088
                                                    ---------    -----------    -----------   ----------
                                                      (46,097)      (609,648)      (983,703)    (250,049)
   Annuity Reserves:
   - Annuity Payments                                      --         (2,446)        (1,993)          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  --              1            (49)          --
                                                    ---------    -----------    -----------   ----------
                                                           --         (2,445)        (2,042)          --
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM UNIT TRANSACTIONS                             (46,097)      (612,093)      (985,745)    (250,049)
                                                    ---------    -----------    -----------   ----------
TOTAL INCREASE (DECREASE) IN NET ASSETS              (176,021)    (1,093,889)    (4,959,698)    (780,050)
                                                    ---------    -----------    -----------   ----------
NET ASSETS AT DECEMBER 31, 2008                     $ 199,968    $ 1,381,280    $12,218,673   $  656,021
                                                    =========    ===========    ===========   ==========

                                                                                            PUTNAM VT  PUTNAM VT
                                                     MFS VIT        NB AMT                  GROWTH &     HEALTH
                                                    UTILITIES      MID-CAP       NB AMT      INCOME     SCIENCES
                                                  SERVICE CLASS     GROWTH       REGENCY    CLASS IB    CLASS IB
                                                    SUBACCOUNT    SUBACCOUNT   SUBACCOUNT  SUBACCOUNT  SUBACCOUNT
                                                  ---------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2007                      $ 7,935,472   $ 6,801,153  $ 8,887,907   $114,877    $189,090
Changes From Operations:
   - Net investment income (loss)                      (94,760)     (127,564)    (107,787)      (419)     (1,884)
   - Net realized gain (loss) on investments         1,035,949       482,415      508,651     21,624      13,450
   - Net change in unrealized appreciation or
     depreciation on investments                     1,281,690     1,065,241     (232,168)   (32,245)    (22,543)
                                                   -----------   -----------  -----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                         2,222,879     1,420,092      168,696    (11,040)    (10,977)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              2,518,997       737,950      636,820        157       2,609
   - Contract withdrawals and transfers to
     annuity reserves                                 (829,450)     (651,483)    (737,817)    (1,352)     (8,116)
   - Contract transfers                              1,023,452      (432,087)    (501,813)    27,387     (13,115)
                                                   -----------   -----------  -----------   --------    --------
                                                     2,712,999      (345,620)    (602,810)    26,192     (18,622)
   Annuity Reserves:
   - Transfer from accumulation units and
     between subaccounts                                27,854            --           --         --          --
   - Annuity Payments                                   (1,371)           --           --         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                 (294)           --           --         --          --
                                                   -----------   -----------  -----------   --------    --------
                                                        26,189            --           --         --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  2,739,188      (345,620)    (602,810)    26,192     (18,622)
                                                   -----------   -----------  -----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS              4,962,067     1,074,472     (434,114)    15,152     (29,599)
                                                   -----------   -----------  -----------   --------    --------
NET ASSETS AT DECEMBER 31, 2007                     12,897,539     7,875,625    8,453,793    130,029     159,491
Changes From Operations:
   - Net investment income (loss)                      (43,140)      (97,684)     (28,758)       545      (1,973)
   - Net realized gain (loss) on investments         1,667,328       172,988     (114,736)    13,899       4,810
   - Net change in unrealized appreciation or
     depreciation on investments                    (7,137,579)   (3,402,422)  (3,508,832)   (63,829)    (26,063)
                                                   -----------   -----------  -----------   --------    --------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                        (5,513,391)   (3,327,118)  (3,652,326)   (49,385)    (23,226)
Changes From Unit Transactions:
   Accumulation Units:
   - Contract purchases                              1,763,537        84,345       80,766        156         301
   - Contract withdrawals and transfers to
     annuity reserves                                 (883,382)     (449,210)    (425,190)    (6,224)    (55,550)
   - Contract transfers                                496,252      (222,016)    (359,988)    (2,690)     24,385
                                                   -----------   -----------  -----------   --------    --------
                                                     1,376,407      (586,881)    (704,412)    (8,758)    (30,864)
   Annuity Reserves:
   - Annuity Payments                                   (2,394)           --           --         --          --
   - Receipt (reimbursement) of mortality
     guarantee adjustment                                  (50)           --           --         --          --
                                                   -----------   -----------  -----------   --------    --------
                                                        (2,444)           --           --         --          --
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM UNIT TRANSACTIONS                  1,373,963      (586,881)    (704,412)    (8,758)    (30,864)
                                                   -----------   -----------  -----------   --------    --------
TOTAL INCREASE (DECREASE) IN NET ASSETS             (4,139,428)   (3,913,999)  (4,356,738)   (58,143)    (54,090)
                                                   -----------   -----------  -----------   --------    --------
NET ASSETS AT DECEMBER 31, 2008                    $ 8,758,111   $ 3,961,626  $ 4,097,055   $ 71,886    $105,401
                                                   ===========   ===========  ===========   ========    ========

See accompanying notes.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2008

1. ACCOUNTING POLICIES AND ACCOUNT INFORMATION

THE VARIABLE ACCOUNT: Lincoln New York Separate Account N for Variable Annuities (Variable Account) is a segregated investment account of Lincoln Life & Annuity Company of New York (the Company) and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust. The Variable Account consists of fourteen products. The available contracts are as follows:

-    Lincoln ChoicePlus

-    Lincoln ChoicePlus II

-    Lincoln ChoicePlus Access

-    Lincoln ChoicePlus II Access

-    Lincoln ChoicePlus II Advance

-    Lincoln ChoicePlus II Bonus

-    Lincoln ChoicePlus Assurance A Share

-    Lincoln ChoicePlus Assurance B Share

-    Lincoln ChoicePlus Assurance Bonus

-    Lincoln ChoicePlus Assurance C Share

-    Lincoln ChoicePlus Assurance L Share

-    Lincoln ChoicePlus Design

-    Lincoln ChoicePlus Assurance A Class

-    Lincoln ChoicePlus Assurance B Class

The assets of the Variable Account are owned by the Company. The Variable Account's assets support the annuity contracts and may not be used to satisfy liabilities arising from any other business of the Company.

BASIS OF PRESENTATION: The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States for unit investment trusts.

INVESTMENTS: The assets of the Variable Account are divided into variable subaccounts, each of which may be invested in shares of one hundred ten available mutual funds (the Funds) of seventeen diversified open-end management investment companies, each Fund with its own investment objective. The Funds are:

AIM Variable Insurance Funds (AIM V.I.):
   AIM V.I. Capital Appreciation Fund
   AIM V.I. Capital Appreciation Class II Fund
   AIM V.I. Core Equity Fund
   AIM V.I. Core Equity Class II Fund
   AIM V.I. International Growth Fund
   AIM V.I. International Growth Class II Fund

AllianceBernstein Variable Products Series Fund, Inc. (ABVPSF):
   ABVPSF Global Technology Class B Fund
   ABVPSF Growth and Income Class B Fund
   ABVPSF International Value Class B Fund
   ABVPSF Large Cap Growth Class B Fund
   ABVPSF Small/Mid Cap Value Class B Fund

American Century Variable Portfolios, Inc. (American Century VP):
   American Century VP Inflation Protection (Class 2)

American Funds Insurance Series (American Funds):
   American Funds Global Growth Class 2 Fund
   American Funds Global Small Capitalization Class 2 Fund
   American Funds Growth Class 2 Fund
   American Funds Growth-Income Class 2 Fund
   American Funds International Class 2 Fund

Delaware VIP Trust (Delaware VIPT)*:
   Delaware VIPT Capital Reserves Service Class Series
   Delaware VIPT Diversified Income Service Class Series
   Delaware VIPT Emerging Markets Service Class Series
   Delaware VIPT High Yield Series
   Delaware VIPT High Yield Service Class Series
   Delaware VIPT REIT Series
   Delaware VIPT REIT Service Class Series
   Delaware VIPT Small Cap Value Series
   Delaware VIPT Small Cap Service Class Series
   Delaware VIPT Trend Series
   Delaware VIPT Trend Service Class Series
   Delaware VIPT U.S. Growth Service Class Series
   Delaware VIPT Value Series
   Delaware VIPT Value Service Class Series

DWS Scudder VIP Funds (DWS VIP):
   DWS VIP Equity 500 Index Fund
   DWS VIP Equity 500 Index Service Class Fund
   DWS VIP Small Cap Index Fund
   DWS VIP Small Cap Index Service Class Fund

Fidelity Variable Insurance Products Fund (Fidelity VIP):
   Fidelity VIP Contrafund Service Class 2 Portfolio
   Fidelity VIP Equity-Income Portfolio
   Fidelity VIP Equity-Income Service Class 2 Portfolio
   Fidelity VIP Growth Portfolio
   Fidelity VIP Growth Service Class 2 Portfolio
   Fidelity VIP Mid Cap Service Class 2 Portfolio
   Fidelity VIP Overseas Portfolio
   Fidelity VIP Overseas Service Class 2 Portfolio

Franklin Templeton Variable Insurance Products Trust (FTVIPT):
   FTVIPT Franklin Income Securities Class 2 Fund
   FTVIPT Franklin Small-Mid Cap Growth Securities Class 2 Fund
   FTVIPT Mutual Shares Securities Class 2 Fund
   FTVIPT Templeton Global Income Securities Class 2 Fund
   FTVIPT Templeton Growth Securities Class 2 Fund

Goldman Sachs Variable Insurance Trust (Goldman Sachs VIT):
   Goldman Sachs VIT Growth & Income Service Class Fund**

Janus Aspen Series:
   Janus Aspen Series Balanced Service Shares Portfolio
   Janus Aspen Series Mid Cap Growth Service Shares Portfolio
   Janus Aspen Series Worldwide Growth Service Shares Portfolio

Lincoln Variable Insurance Products Trust (Lincoln VIPT)*:
   Lincoln VIPT Baron Growth Opportunities Service Class Fund
   Lincoln VIPT Capital Growth Service Class Fund
   Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund Lincoln VIPT Columbia Value Opportunities Service Class Fund
   Lincoln VIPT Delaware Bond Fund
   Lincoln VIPT Delaware Bond Service Class Fund
   Lincoln VIPT Delaware Growth and Income Service Class Fund
   Lincoln VIPT Delaware Social Awareness Fund
   Lincoln VIPT Delaware Social Awareness Service Class Fund
   Lincoln VIPT Delaware Special Opportunities Service Class Fund
   Lincoln VIPT FI Equity-Income Service Class Fund
   Lincoln VIPT Janus Capital Appreciation Fund
   Lincoln VIPT Janus Capital Appreciation Service Class Fund
   Lincoln VIPT Marsico International Growth Service Class Fund
   Lincoln VIPT MFS Value Service Class Fund
   Lincoln VIPT Mid-Cap Value Service Class Fund
   Lincoln VIPT Mondrian International Value Fund
   Lincoln VIPT Mondrian International Value Service Class Fund
   Lincoln VIPT Money Market Fund
   Lincoln VIPT Money Market Service Class Fund
   Lincoln VIPT SSgA Bond Index Service Class Fund
   Lincoln VIPT SSgA Developed International 150 Service Class Fund Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund
   Lincoln VIPT SSgA International Index Service Class Fund
   Lincoln VIPT SSgA Large Cap 100 Service Class Fund
   Lincoln VIPT SSgA S&P 500 Index Fund
   Lincoln VIPT SSgA S&P 500 Index Service Class Fund
   Lincoln VIPT SSgA Small-Cap Index Service Class Fund
   Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund
   Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
   Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund Lincoln VIPT Templeton Growth Service Class Fund
   Lincoln VIPT Turner Mid-Cap Growth Service Class Fund
   Lincoln VIPT UBS Global Asset Allocation Fund
   Lincoln VIPT UBS Global Asset Allocation Service Class Fund
   Lincoln VIPT Wilshire 2010 Profile Service Class Fund
   Lincoln VIPT Wilshire 2020 Profile Service Class Fund
   Lincoln VIPT Wilshire 2030 Profile Service Class Fund
   Lincoln VIPT Wilshire 2040 Profile Service Class Fund
   Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
   Lincoln VIPT Wilshire Conservative Profile Service Class Fund
   Lincoln VIPT Wilshire Moderate Profile Service Class Fund
   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund

Lord Abbett Securities Trust (Lord Abbett):
   Lord Abbett All Value Class VC Fund**

MFS Variable Insurance Trust (MFS VIT):
   MFS VIT Core Equity Service Class Series
   MFS VIT Growth Series
   MFS VIT Growth Service Class Series
   MFS VIT Total Return Series
   MFS VIT Total Return Service Class Series
   MFS VIT Utilities Series
   MFS VIT Utilities Service Class Series

Neuberger Berman Advisers Management Trust (NB AMT):
   NB AMT Mid-Cap Growth Portfolio
   NB AMT Regency Portfolio

Oppenheimer Variable Account Funds (Oppenheimer):
   Oppenheimer Global Securities Service Class Fund/VA**

Putnam Variable Trust (Putnam VT):
   Putnam VT Growth & Income Class IB Fund
   Putnam VT Health Sciences Class IB Fund

Van Kampen Universal Institutional Funds (Van Kampen):
   Van Kampen Capital Growth Class II Portfolio**

*    Denotes an affiliate of Lincoln Life & Annuity Company of New York.

**   Available funds with no money invested at December 31, 2008.

Investments in the Funds are stated at the closing net asset value per share on December 31, 2008, which approximates fair value. The difference between cost and net asset value is reflected as unrealized appreciation or depreciation of investments.

Effective January 1, 2008, the Variable Account adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (FAS 157). FAS 157 defines fair value as the price that the Variable Account would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assessment regarding the assumptions market participants would use in pricing the asset or liability and are developed based on the best information available in the circumstances. The Variable Account's investments in the Funds are assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 - inputs to the valuation methodology are quoted prices in active markets

Level 2 - inputs to the valuation methodology are observable, directly or indirectly

Level 3 - inputs to the valuation methodology are unobservable and reflect assumptions on the part of the reporting entity

The Separate Account's investments in the Funds are valued within the above FAS 157 fair value hierarchy as Level 2. Net asset value is quoted by the Funds as derived by the fair value of the Funds underlying investments. The Funds are not considered Level 1 as they are not traded in the open market; rather the Company sells and redeems shares at net asset value with the Funds.

Adoption of FAS 157 had no effect on the recorded amounts of the Funds in the Variable Account.

Investment transactions are accounted for on a trade date basis. The cost of investments sold is determined by the average cost method.

DIVIDENDS: Dividends paid to the Variable Account are automatically reinvested in shares of the Funds on the payable date. Dividend income is recorded on the ex-dividend date.

FEDERAL INCOME TAXES: Operations of the Variable Account form a part of and are taxed with operations of the Company, which is taxed as a "life insurance company" under the Internal Revenue Code. The Variable Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Variable Account's net investment income and the net realized gain on investments.

ANNUITY RESERVES: Reserves on contracts not involving life contingencies are calculated using an assumed investment rate of 3%, 4%, or 5%. Reserves on contracts involving life contingencies are calculated using a modification of the 1971 Individual Annuitant Mortality Table and an assumed investment rate of 3%, 4%, or 5%.

NEW INVESTMENT FUNDS AND FUND NAME CHANGES: During 2007, the Lincoln VIPT Capital Growth Service Class Fund, the Lincoln VIPT Cohen & Steers Global Real Estate Service Class Fund, the Lincoln VIPT Delaware Special Opportunities Service Class Fund, the Lincoln VIPT Marsico International Growth Service Class Fund, the Lincoln VIPT MFS Value Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund, the Lincoln VIPT Mid-Cap Value Service Class Fund, the Lincoln VIPT S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund, the Lincoln VIPT T. Rowe Price Growth Stock Service Class Fund, the Lincoln VIPT Templeton Growth Service Class Fund, the Lincoln VIPT Value Opportunities Service Class Fund, the Lincoln VIPT Wilshire 2010 Profile Service Class Fund, the Lincoln VIPT Wilshire 2020 Profile Service Class Fund, the Lincoln VIPT Wilshire 2030 Profile Service Class Fund and the Lincoln VIPT Wilshire 2040 Profile Service Class Fund became available as investment options for Account Contract owners. Accordingly, the 2007 statement of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2007.

Also during 2007 the following funds changed their names:

PREVIOUS FUND NAME                                         NEW FUND NAME
----------------------------------------------------------------------------------------------------------------------------------
Baron Capital Asset Fund                                   Lincoln VIPT Baron Growth Opportunities Service Class Fund
Lincoln VIPT Bond Fund                                     Lincoln VIPT Delaware Bond Fund
Lincoln VIPT Bond Service Class Fund                       Lincoln VIPT Delaware Bond Service Class Fund
Lincoln VIPT Growth and Income Service Class Fund          Lincoln VIPT Delaware Growth and Income Service Class Fund
Lincoln VIPT Social Awareness Fund                         Lincoln VIPT Delaware Social Awareness Fund
Lincoln VIPT Social Awareness Service Class Fund           Lincoln VIPT Delaware Social Awareness Service Class Fund
Lincoln VIPT Special Opportunities Service Class Fund      Lincoln VIPT Delaware Special Opportunities Service Class Fund
Lincoln VIPT Equity-Income Service Class Fund              Lincoln VIPT FI Equity-Income Service Class Fund
Lincoln VIPT Capital Appreciation Fund                     Lincoln VIPT Janus Capital Appreciation Fund
Lincoln VIPT Capital Appreciation Service Class Fund       Lincoln VIPT Janus Capital Appreciation Service Class Fund
Lincoln VIPT International Fund                            Lincoln VIPT Mondrian International Value Fund
Lincoln VIPT International Service Class Fund              Lincoln VIPT Mondrian International Value Service Class Fund
Lincoln VIPT Aggressive Growth Fund                        Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Fund
Lincoln VIPT Aggressive Growth Service Class Fund          Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class Fund
Lincoln VIPT Global Asset Allocation Fund                  Lincoln VIPT UBS Global Asset Allocation Fund
Lincoln VIPT Global Asset Allocation Service Class Fund    Lincoln VIPT UBS Global Asset Allocation Service Class Fund
Lincoln VIPT Aggressive Profile Service Class Fund         Lincoln VIPT Wilshire Aggressive Profile Service Class Fund
Lincoln VIPT Conservative Profile Service Class Fund       Lincoln VIPT Wilshire Conservative Profile Service Class Fund
Lincoln VIPT Moderate Profile Service Class Fund           Lincoln VIPT Wilshire Moderate Profile Service Class Fund
Lincoln VIPT Moderately Aggressive Profile Service Class   Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class Fund
   Fund
MFS VIT Capital Opportunities Service Class Fund           MFS VIT Core Equity Service Class Fund

Also during 2007, the Lincoln VIPT Core Fund, the Lincoln VIPT Core Service Class Fund, the Lincoln VIPT Growth Fund, the Lincoln VIPT Growth Service Class Fund and the Lincoln VIPT Growth Opportunities Fund ceased to be available as investment options to Variable Account Contract owners.

During 2007, the Lincoln Variable Insurance Products Trust (Lincoln VIPT) acquired the Baron Capital Asset Fund and renamed the fund Lincoln VIPT Baron Growth Opportunities Fund. This fund acquisition had no impact on the units outstanding or the unit prices to the Variable Account Contract owner.

During 2008, the Goldman Sachs VIT Growth & Income Service Class, the Lincoln VIPT SSgA Bond Index Service Class Fund, the Lincoln VIPT SSgA Developed International 150 Service Class Fund, the Lincoln VIPT SSgA Emerging Markets 100 Service Class Fund, the Lincoln VIPT SSgA International Index Service Class Fund, the Lincoln VIPT SSgA Large Cap 100 Service Class Fund, the Lincoln VIPT SSgA Small-Mid Cap 200 Service Class Fund, the Lord Abbett All Value Class VC Fund, the Oppenheimer Global Securities Service Class Fund and the Van Kampen Capital Growth Class II Portfolio became available as investment options for Account Contract owners. Accordingly, the 2008 statement of operations and statements of changes in net assets and total return and investment income ratios in note 3 for these subaccounts are for the period from the commencement of operations to December 31, 2008.

During 2008 the Lincoln VIPT Value Opportunities Service Class Fund changed its name to the Lincoln VIPT Columbia Value Opportunities Service Class Fund, the Lincoln VIPT S&P 500 Index Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Fund, the Lincoln VIPT S&P 500 Index Service Class Fund changed its name to the Lincoln VIPT SSgA S&P 500 Index Service Class Fund, the Lincoln VIPT Small-Cap Index Service Class Fund changed its name to the Lincoln VIPT SSgA Small-Cap Index Service Class Fund, the Lincoln VIPT Mid-Cap Growth Service Class Fund changed its name to the Lincoln VIPT Turner Mid-Cap Growth Service Class Fund, the MFS VIT Emerging Growth Series changed its name to the MFS VIT Growth Series and the MFS VIT Emerging Growth Service Class Series changed its name to the MFS VIT Growth Service Class Series.

2. MORTALITY AND EXPENSE GUARANTEES AND OTHER TRANSACTIONS WITH AFFILIATES

Amounts are paid to the Company for mortality and expense guarantees at a percentage of each Fund's average daily net assets within the Variable Account. The rates are as follows for the fourteen contract types:

- Lincoln ChoicePlus at a daily rate of .0038356% to .0064384% (1.40% to 2.35% on an annual basis)

- Lincoln ChoicePlus II at a daily rate of .0034247% to .0064384% (1.25% to 2.35% on an annual basis)

- Lincoln ChoicePlus Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Access at a daily rate of .0038356% to .0071233% (1.40% to 2.60% on an annual basis)

- Lincoln ChoicePlus II Advance at a daily rate of .0038356% to .0072603% (1.40% to 2.65% on an annual basis)

- Lincoln ChoicePlus II Bonus at a daily rate of .0038356% to .0069863% (1.40% to 2.55% on an annual basis)

- Lincoln ChoicePlus Assurance A Share at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Share at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

- Lincoln ChoicePlus Assurance Bonus at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance C Share at a daily rate of .0038356% to .0078082% (1.40% to 2.85% on an annual basis)

- Lincoln ChoicePlus Assurance L Share at a daily rate of .0038356% to .0076712% (1.40% to 2.80% on an annual basis)

- Lincoln ChoicePlus Design at a daily rate of .0030137% to .0075342% (1.10% to 2.75% on an annual basis)

- Lincoln ChoicePlus Assurance A Class at a daily rate of .0016438% to .0049315% (.60% to 1.80% on an annual basis)

- Lincoln ChoicePlus Assurance B Class at a daily rate of .0034247% to .0067123% (1.25% to 2.45% on an annual basis)

Contract charges and surrender charges for the years ended December 31, 2008 and 2007 were $712,635 and $603,773, respectively.

For the Assurance A Share and Assurance A Class products, a front-end load or sales charge is applied as a percentage (5.75% maximum) to all gross purchase payments. The sales charge percentage decreases as the value accumulated under certain of the owner's investment increases. For the year ending December 31, 2008, sales charges amounted to $58,901. There were no sales charges for the year ended December 31, 2007.

The Company is responsible for all sales, general and administrative expenses applicable to the Variable Account.

3. FINANCIAL HIGHLIGHTS

A summary of the fee rates, unit values, units outstanding, net assets and total return and investment income ratios for variable annuity contracts as of and for each year or period in the five years ended December 31, 2008 follows.

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. CAPITAL APPRECIATION
              2008                        1.40%   1.65%   $ 3.10   $ 3.57      53,514  $    181,176  -43.44%   -43.29%     0.00%
              2007                        1.40%   1.65%     5.47     6.30      67,058       405,234   10.18%    10.46%     0.00%
              2006            4/28/06     1.40%   1.65%     4.97     5.71     116,072       647,668   -1.38%    -1.22%     0.06%
AIM V.I. CAPITAL APPRECIATION CLASS II
              2008                        1.25%   1.70%     7.04     9.73      10,047        80,198  -43.60%   -43.34%     0.00%
              2007                        1.25%   1.70%    12.48    17.23      10,820       153,703    9.85%    10.35%     0.00%
              2006            4/28/06     1.25%   1.70%    11.36    15.67      17,186       229,910   -1.59%    -1.29%     0.00%
AIM V.I. CORE EQUITY
              2008                        1.40%   2.15%     5.52     8.57      95,576       560,729  -31.63%   -31.11%     1.90%
              2007                        1.40%   2.15%     8.03     8.64     126,614     1,079,752    6.35%     6.61%     0.97%
              2006            4/28/06     1.40%   1.65%     7.55     8.10     177,097     1,414,490    7.96%     8.14%     0.52%
AIM V.I. CORE EQUITY CLASS II
              2008                        1.40%   1.60%     8.55    11.29       4,155        36,379  -31.44%   -31.30%     1.93%
              2007                        1.40%   1.60%    12.45    16.47       4,100        52,246    6.16%     6.38%     1.02%
              2006            4/28/06     1.40%   1.60%    11.70    15.52       3,781        45,400    7.83%     7.97%     0.54%
AIM V.I. INTERNATIONAL GROWTH
              2008                        1.40%   1.65%     7.52     8.57      21,030       178,491  -41.36%   -41.21%     0.41%
              2007                        1.40%   1.65%    12.83    14.58      35,278       511,337   12.84%    13.12%     0.35%
              2006                        1.40%   1.65%    12.88    12.88      47,940       615,202   26.45%    26.45%     0.98%
              2005                        1.40%   1.40%    10.19    10.19      54,004       550,266   16.29%    16.29%     0.72%
              2004                        1.40%   1.65%     8.76     8.76      51,346       449,530   22.28%    22.28%     0.63%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. INTERNATIONAL GROWTH CLASS II
              2008                        1.40%   1.70%   $12.90   $15.59      11,997  $    171,182  -41.55%   -41.37%     0.40%
              2007                        1.35%   1.70%    22.07    26.65      16,233       396,637   12.52%    12.91%     0.37%
              2006                        1.35%   1.70%    19.62    23.66      17,638       382,627   25.72%    26.10%     1.02%
              2005                        1.40%   1.70%    15.60    18.80      15,551       268,354   15.72%    16.07%     0.65%
              2004                        1.40%   1.70%    13.48    16.23      12,922       195,966   21.62%    21.99%     0.55%
ABVPSF GLOBAL TECHNOLOGY CLASS B
              2008                        1.25%   2.80%     2.70    10.69     255,641     1,422,126  -48.92%   -48.11%     0.00%
              2007                        1.25%   2.80%     5.23    20.68     266,476     2,573,684   17.64%    18.35%     0.00%
              2006                        1.30%   1.90%     4.43    17.52     247,607     1,725,587    6.34%     6.98%     0.00%
              2005                        1.30%   1.90%     4.16    16.42     261,454     1,584,256    1.90%     2.21%     0.00%
              2004                        1.40%   1.70%     4.08    16.10     263,995     1,308,015    3.32%     3.63%     0.00%
ABVPSF GROWTH AND INCOME CLASS B
              2008                        1.15%   2.55%     6.73    10.89     725,854     6,545,593  -42.19%   -41.37%     1.74%
              2007                        1.15%   2.55%    12.00    18.65     750,307    11,609,684    2.32%     3.56%     1.18%
              2006                        1.25%   2.45%    11.73    18.08     712,281    10,766,591   14.15%    15.53%     1.17%
              2005                        1.25%   2.45%    11.55    15.70     673,438     8,857,692    2.83%     3.30%     1.27%
              2004                        1.25%   1.70%    11.22    15.25     579,554     7,289,970    9.35%     9.73%     0.71%
ABVPSF INTERNATIONAL VALUE CLASS B
              2008                        0.65%   2.55%     5.48     5.71   1,116,025     6,298,328  -54.46%   -53.82%     0.90%
              2007                        1.15%   2.55%    12.24    12.38     746,451     9,175,571    3.52%     4.27%     0.87%
              2006            7/20/06     1.25%   1.95%    11.82    11.87     110,355     1,306,888    4.12%    22.59%     0.00%
ABVPSF LARGE CAP GROWTH CLASS B
              2008                        1.40%   1.70%     4.04     9.38     137,530       802,609  -40.84%   -40.66%     0.00%
              2007                        1.25%   1.70%     6.82    15.84     241,648     2,177,105   11.70%    12.20%     0.00%
              2006                        1.25%   1.70%     6.10    14.17     284,267     2,256,152   -2.32%    -1.88%     0.00%
              2005                        1.25%   1.70%     6.24    14.49     354,911     2,886,857   12.91%    13.42%     0.00%
              2004                        1.25%   1.70%     5.53    12.82     376,666     2,605,328    6.52%     6.84%     0.00%
ABVPSF SMALL/MID CAP VALUE CLASS B
              2008                        0.65%   2.65%     7.01    14.01     354,669     3,564,791  -37.37%   -36.48%     0.43%
              2007                        1.15%   2.55%    11.85    22.15     254,035     4,218,746   -0.43%     0.27%     0.69%
              2006                        1.25%   2.35%    11.90    22.17     167,934     3,056,392   12.05%    12.78%     0.23%
              2005                        1.25%   1.90%    16.18    19.73     123,990     2,181,882    4.84%     5.20%     0.53%
              2004                        1.35%   1.70%    15.40    18.80      71,614     1,272,675   17.07%    17.42%     0.07%
AMERICAN CENTURY VP INFLATION PROTECTION CLASS 2
              2008                        0.75%   2.65%     9.93    11.03   1,548,195    16,622,077   -4.17%    -2.72%     4.85%
              2007                        1.15%   2.65%    10.36    11.35   1,348,687    15,006,631    6.64%     8.15%     4.56%
              2006                        1.25%   2.65%     9.75    10.49   1,333,328    13,804,770   -0.83%     0.32%     3.34%
              2005                        1.25%   2.40%    10.39    10.44   1,185,739    12,312,453   -0.15%     0.20%     4.63%
              2004            5/24/04     1.35%   1.70%    10.40    10.42     540,280     5,625,666    1.10%     5.07%     2.15%
AMERICAN FUNDS GLOBAL GROWTH CLASS 2
              2008                        0.75%   2.80%     7.60    10.44   1,129,386    11,336,240  -40.00%   -39.09%     2.01%
              2007                        1.15%   2.65%    14.95    17.16     918,991    15,312,533   12.07%    13.42%     2.96%
              2006                        1.25%   2.45%    13.48    15.13     622,543     9,204,327   18.16%    18.93%     0.87%
              2005                        1.25%   1.90%    12.63    12.70     304,358     3,834,879   12.15%    12.55%     0.56%
              2004             6/4/04     1.35%   1.70%    11.26    11.29      58,313       657,067    9.41%    12.55%     0.02%
AMERICAN FUNDS GLOBAL SMALL CAPITALIZATION CLASS 2
              2008                        0.65%   2.80%     6.29    15.65     637,442     7,813,603  -54.81%   -54.03%     0.00%
              2007                        1.10%   2.80%    17.12    34.21     563,595    15,255,455   18.43%    19.92%     3.04%
              2006                        1.25%   2.50%    14.49    28.62     437,693     9,674,755   21.17%    22.51%     0.47%
              2005                        1.25%   2.35%    12.45    23.45     370,544     6,477,424   23.24%    23.79%     0.95%
              2004                        1.25%   1.70%    10.10    19.01     236,099     3,082,585   18.84%    19.26%     0.00%
AMERICAN FUNDS GROWTH CLASS 2
              2008                        0.75%   2.80%     6.03    11.98   6,816,758    65,510,396  -45.52%   -44.61%     0.86%
              2007                        1.15%   2.80%    10.95    21.73   6,154,509   106,899,235    9.41%    10.95%     0.84%
              2006                        1.25%   2.65%     9.90    19.65   5,195,894    80,438,587    7.55%     8.85%     0.91%
              2005                        1.25%   2.45%     9.14    18.12   3,741,990    52,203,956   14.23%    14.75%     0.78%
              2004                        1.25%   1.70%     7.99    15.84   2,767,613    31,762,290   10.60%    10.99%     0.22%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
AMERICAN FUNDS GROWTH-INCOME CLASS 2
              2008                        0.65%   2.85%   $ 6.95   $11.50   6,931,147  $ 65,081,606  -39.48%   -38.56%     1.79%
              2007                        1.15%   2.65%    12.05    18.79   6,307,570    98,075,890    2.30%     3.74%     1.63%
              2006                        1.25%   2.65%    11.82    18.18   5,223,829    79,559,863   12.41%    13.77%     1.77%
              2005                        1.25%   2.45%    12.45    16.04   3,761,285    51,322,429    4.05%     4.52%     1.52%
              2004                        1.25%   1.70%    11.96    15.40   2,727,912    35,617,516    8.51%     8.89%     1.11%
AMERICAN FUNDS INTERNATIONAL CLASS 2
              2008                        0.90%   2.80%     7.28    15.99   2,656,473    32,607,236  -43.72%   -42.76%     2.05%
              2007                        1.10%   2.80%    13.28    28.07   2,417,904    51,430,194   16.88%    18.53%     1.65%
              2006                        1.25%   2.65%    11.25    23.76   2,039,633    36,443,544   16.10%    17.50%     1.86%
              2005                        1.25%   2.45%     9.62    20.29   1,542,457    22,930,653   19.46%    19.99%     1.81%
              2004                        1.25%   1.70%     8.05    16.97   1,076,497    12,377,222   17.31%    17.72%     1.65%
DELAWARE VIPT CAPITAL RESERVES SERVICE CLASS
              2008                        0.65%   1.95%    10.09    10.33     181,814     1,854,976   -2.57%    -1.93%     4.40%
              2007                        1.30%   1.95%    10.36    10.53      50,939       531,398    2.22%     2.89%     4.56%
              2006                        1.25%   1.95%    10.16    10.24      55,920       571,124    2.47%     2.98%     4.33%
              2005            6/24/05     1.30%   1.80%     9.91     9.94      26,441       262,401   -0.89%     0.32%     2.00%
DELAWARE VIPT DIVERSIFIED INCOME SERVICE CLASS
              2008                        0.75%   2.85%     9.96    11.32   1,774,133    19,410,248   -7.25%    -5.99%     3.65%
              2007                        1.15%   2.50%    10.74    12.06   1,602,126    18,806,780    4.76%     6.08%     2.62%
              2006                        1.25%   2.50%    10.27    11.37   1,077,327    12,025,261    5.02%     6.23%     1.25%
              2005                        1.25%   2.40%    10.62    10.70     780,127     8,262,946   -2.27%    -1.82%     0.57%
              2004            5/24/04     1.25%   1.70%    10.87    10.90     281,559     3,063,394    2.33%     8.82%     0.00%
DELAWARE VIPT EMERGING MARKETS SERVICE CLASS
              2008                        0.75%   2.80%     5.75    19.54     841,109     8,985,568  -53.02%   -52.24%     1.32%
              2007                        1.15%   2.80%    20.03    41.11     715,425    16,791,906   35.16%    36.79%     1.33%
              2006                        1.25%   2.45%    14.89    30.18     523,453     9,627,921   24.12%    25.24%     0.91%
              2005                        1.25%   2.15%    16.95    24.19     323,279     5,186,074   24.97%    25.41%     0.07%
              2004            5/26/04     1.35%   1.70%    13.56    19.35      67,159       915,132    6.70%    34.45%     0.00%
DELAWARE VIPT HIGH YIELD
              2008                        1.40%   2.15%     8.39    10.56      59,710       628,708  -25.79%   -25.23%     9.89%
              2007                        1.40%   2.15%    11.30    14.12     113,806     1,606,000    0.61%     1.37%     6.74%
              2006                        1.40%   2.15%    11.23    13.93     122,300     1,702,644   10.05%    10.88%     6.66%
              2005                        1.40%   2.15%    12.56    12.56     130,131     1,633,842    2.15%     2.15%     7.37%
              2004                        1.40%   1.40%    12.30    12.30     177,600     2,184,219   12.66%    12.66%     8.12%
DELAWARE VIPT HIGH YIELD SERVICE CLASS
              2008                        0.75%   2.50%     8.01    13.29     799,471     8,670,568  -26.29%   -25.29%     8.38%
              2007                        1.15%   2.50%    11.15    17.87     804,971    12,037,209    0.01%     1.27%     6.14%
              2006                        1.25%   2.50%    11.16    17.71     706,679    10,723,799    9.48%    10.80%     6.16%
              2005                        1.25%   2.45%    12.15    16.04     598,754     8,313,823    1.60%     2.06%     5.87%
              2004                        1.25%   1.70%    11.95    15.77     435,913     6,060,928   12.10%    12.49%     5.70%
DELAWARE VIPT REIT
              2008                        1.40%   2.15%     7.22    16.62      45,860       756,320  -36.45%   -35.97%     2.50%
              2007                        1.40%   2.15%    11.36    25.95      65,083     1,685,828  -15.77%   -15.14%     1.55%
              2006                        1.40%   2.15%    13.49    30.58     105,365     3,218,141   29.81%    30.79%     1.87%
              2005                        1.40%   2.15%    23.38    23.38     116,422     2,718,946    5.68%     5.68%     1.96%
              2004                        1.40%   1.40%    22.13    22.13     128,768     2,849,213   29.55%    29.55%     2.00%
DELAWARE VIPT REIT SERVICE CLASS
              2008                        1.25%   2.65%     7.02    14.65     669,511     8,055,493  -36.98%   -36.09%     2.13%
              2007                        1.25%   2.65%    11.20    23.02     759,282    14,473,637  -16.26%   -15.24%     1.10%
              2006                        1.25%   2.45%    13.38    27.27     755,788    17,301,594   29.12%    30.68%     1.54%
              2005                        1.25%   2.45%    16.56    20.95     619,033    11,245,488    5.06%     5.53%     1.54%
              2004                        1.25%   1.70%    15.74    19.93     434,732     7,766,225   28.88%    29.33%     1.44%
DELAWARE VIPT SMALL CAP VALUE
              2008                        1.40%   2.15%     7.67    15.70      56,909       880,274  -31.37%   -30.85%     0.87%
              2007                        1.40%   2.15%    11.18    22.70      92,807     2,092,893   -8.61%    -7.92%     0.57%
              2006                        1.40%   2.15%    12.23    24.66     133,429     3,285,327   13.71%    14.57%     0.25%
              2005                        1.40%   2.15%    21.52    21.52     155,797     3,348,556    7.90%     7.90%     0.38%
              2004                        1.40%   1.40%    19.94    19.94     176,951     3,529,209   19.79%    19.79%     0.19%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DELAWARE VIPT SMALL CAP VALUE SERVICE CLASS
              2008                        0.75%   2.80%   $ 7.43   $15.46     974,434  $ 11,838,703  -32.00%   -30.94%     0.47%
              2007                        1.25%   2.80%    10.96    22.48     877,484    16,093,929   -9.28%    -8.00%     0.25%
              2006                        1.25%   2.65%    12.13    24.53     707,392    14,272,750   13.13%    14.45%     0.02%
              2005                        1.25%   2.40%    16.88    21.52     451,485     8,245,105    7.31%     7.79%     0.13%
              2004                        1.25%   1.70%    15.70    20.04     252,271     4,468,994   19.12%    19.54%     0.02%
DELAWARE VIPT TREND
              2008                        1.40%   2.15%     5.73     6.68      70,014       401,917  -47.87%   -47.48%     0.00%
              2007                        1.40%   2.15%    10.92    10.92     120,331     1,314,699    9.21%     9.21%     0.00%
              2006                        1.40%   1.40%    10.00    10.00     172,576     1,725,117    6.10%     6.10%     0.00%
              2005                        1.40%   1.40%     9.42     9.42     209,203     1,971,080    4.39%     4.39%     0.00%
              2004                        1.40%   1.40%     9.03     9.03     229,628     2,072,613   11.04%    11.04%     0.00%
DELAWARE VIPT TREND SERVICE CLASS
              2008                        1.15%   2.50%     4.61    10.09     377,620     2,895,182  -48.18%   -47.46%     0.00%
              2007                        1.15%   2.50%     8.81    19.29     383,460     5,679,593    7.78%     9.09%     0.00%
              2006                        1.25%   2.45%     8.11    17.75     393,256     5,587,281    4.73%     6.00%     0.00%
              2005                        1.25%   2.45%     7.68    16.80     356,027     4,858,095    3.83%     4.30%     0.00%
              2004                        1.25%   1.70%     7.40    16.16     263,842     3,384,264   10.42%    10.81%     0.00%
DELAWARE VIPT U.S. GROWTH SERVICE CLASS
              2008                        0.75%   2.45%     6.49     8.81     181,397     1,437,444  -44.24%   -43.57%     0.00%
              2007                        1.25%   2.45%    11.65    15.66     156,638     2,262,096    9.66%    10.98%     0.00%
              2006                        1.25%   2.45%    11.14    14.16     161,058     2,125,204   -0.41%     0.79%     0.00%
              2005                        1.25%   2.45%    11.17    14.10     168,441     2,233,571   12.48%    12.99%     0.38%
              2004                        1.25%   1.70%     9.93    12.52     175,456     2,069,031    1.29%     1.64%     0.00%
DELAWARE VIPT VALUE
              2008                        1.40%   2.15%     7.79     9.90      32,025       316,031  -34.84%   -34.35%     3.24%
              2007                        1.40%   2.35%    15.09    15.09      41,279       607,987   -4.08%    -4.08%     1.81%
              2006                        1.40%   1.40%    15.73    15.73      53,950       848,542   22.38%    22.38%     1.49%
              2005                        1.40%   1.40%    12.85    12.85      52,465       674,297    4.55%     4.55%     1.76%
              2004                        1.40%   1.40%    12.29    12.29      63,947       786,073   13.33%    13.33%     1.57%
DELAWARE VIPT VALUE SERVICE CLASS
              2008                        1.15%   2.35%     7.03    12.02     644,275     6,481,523  -35.12%   -34.33%     2.70%
              2007                        1.15%   2.40%    11.82    18.39     662,680    10,287,812   -5.25%    -4.20%     1.27%
              2006                        1.25%   2.35%    12.47    19.26     505,269     8,327,048   20.92%    22.26%     1.23%
              2005                        1.25%   2.35%    12.88    15.81     326,204     4,559,725    4.01%     4.37%     1.05%
              2004                        1.35%   1.70%    12.37    15.18     126,727     1,716,051   12.66%    13.05%     1.31%
DWS VIP EAFE EQUITY INDEX
              2005                        0.00%   0.00%       --       --          --            --    0.00%     0.00%     2.14%
              2004                        1.25%   1.70%    12.53    16.03      22,721       326,731   17.06%    17.41%     2.05%
DWS VIP EAFE EQUITY INDEX SERVICE CLASS
              2005                        0.00%   0.00%       --       --          --            --    0.00%     0.00%     2.05%
              2004                        1.35%   1.70%    15.07    15.13      67,667     1,021,184   16.90%    17.19%     1.56%
DWS VIP EQUITY 500 INDEX
              2008                        1.25%   2.35%     6.09    10.77     366,999     2,872,840  -38.61%   -37.93%     2.52%
              2007                        1.25%   2.35%     9.86    17.42     461,475     5,665,995    3.06%     3.99%     1.55%
              2006                        1.25%   2.15%     9.52    16.81     537,865     6,258,091   13.06%    14.09%     1.17%
              2005                        1.25%   2.15%     8.38    14.79     608,855     6,139,908    2.91%     3.38%     1.55%
              2004                        1.25%   1.70%     8.14    14.35     729,901     6,738,285    8.73%     9.06%     1.00%
DWS VIP EQUITY 500 INDEX SERVICE CLASS
              2008                        1.25%   2.50%     7.29     9.84     343,991     3,199,057  -38.89%   -38.12%     2.22%
              2007                        1.25%   2.50%    11.96    15.92     401,406     6,007,428    2.54%     3.73%     1.23%
              2006                        1.25%   2.40%    11.66    15.36     385,552     5,699,773   12.51%    13.75%     0.85%
              2005                        1.30%   2.40%    13.39    13.51     313,713     4,166,348    2.66%     3.02%     1.15%
              2004                        1.35%   1.70%    13.04    13.12     219,450     2,870,463    8.46%     8.84%     0.55%
DWS VIP SMALL CAP INDEX
              2008                        1.25%   2.35%     7.60    13.73      54,740       674,464  -35.66%   -34.94%     1.65%
              2007                        1.25%   2.35%    17.94    21.18      70,714     1,331,469   -3.55%    -3.12%     0.89%
              2006                        1.25%   1.70%    18.60    21.94      88,917     1,723,028   15.51%    16.03%     0.65%
              2005                        1.25%   1.70%    16.10    18.98      90,665     1,515,442    2.50%     2.96%     0.61%
              2004                        1.25%   1.70%    15.71    18.49      71,721     1,152,852   15.77%    16.12%     0.43%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
DWS VIP SMALL CAP INDEX SERVICE CLASS
              2008                        1.25%   2.80%   $ 7.41   $11.65     174,996  $  1,833,481  -36.14%   -35.14%     1.40%
              2007                        1.25%   2.80%    11.90    17.98     198,271     3,271,807   -4.05%    -3.38%     0.59%
              2006                        1.25%   1.95%    12.38    18.63     159,270     2,736,835   14.93%    15.73%     0.32%
              2005                        1.25%   1.95%    15.97    16.11      97,600     1,493,906    2.24%     2.60%     0.36%
              2004                        1.35%   1.70%    15.64    15.71      41,514       649,758   15.62%    15.90%     0.09%
FIDELITY VIP CONTRAFUND SERVICE CLASS 2
              2008                        0.65%   2.85%     7.04    11.69   2,681,682    26,189,519  -44.28%   -43.32%     0.89%
              2007                        1.10%   2.80%    13.90    20.73   2,079,333    36,955,327   14.41%    15.85%     0.90%
              2006                        1.25%   2.50%    12.26    17.96   1,439,907    22,724,482    9.33%    10.05%     1.10%
              2005                        1.25%   1.90%    15.89    16.38     670,616    10,498,823   14.69%    15.21%     0.09%
              2004                        1.25%   1.70%    13.85    14.27     391,437     5,483,618   13.22%    13.73%     0.12%
FIDELITY VIP EQUITY-INCOME
              2008                        1.40%   2.35%     8.21     8.21      81,512       667,683  -43.45%   -43.45%     2.09%
              2007                        1.40%   1.40%    14.51    14.51     120,210     1,744,766    0.12%     0.12%     1.65%
              2006                        1.40%   1.40%    14.50    14.50     140,772     2,040,786   18.52%    18.52%     3.28%
              2005                        1.40%   1.40%    12.23    12.23     153,833     1,881,609    4.39%     4.39%     1.75%
              2004                        1.40%   1.40%    11.72    11.72     186,167     2,181,253    9.98%     9.98%     1.57%
FIDELITY VIP EQUITY-INCOME SERVICE CLASS 2
              2008                        1.25%   2.45%     6.83    10.38     216,604     2,067,281  -44.20%   -43.52%     2.32%
              2007                        1.25%   2.45%    12.25    18.44     224,248     3,808,352   -1.18%     0.01%     1.50%
              2006                        1.25%   2.45%    12.39    18.51     253,442     4,277,123   17.03%    18.44%     2.95%
              2005                        1.25%   2.45%    11.99    15.68     258,542     3,676,713    3.79%     4.26%     1.20%
              2004                        1.25%   1.70%    11.54    15.09     184,081     2,497,154    9.35%     9.69%     1.02%
FIDELITY VIP GROWTH
              2008                        1.40%   2.15%     5.03     7.13      38,421       193,967  -48.29%   -47.90%     0.57%
              2007                        1.40%   2.15%     9.65     9.65      70,056       677,742   25.20%    25.20%     0.83%
              2006                        1.40%   1.40%     7.71     7.71      82,129       632,974    5.36%     5.36%     0.42%
              2005                        1.40%   1.40%     7.31     7.31     101,264       740,718    4.33%     4.33%     0.50%
              2004                        1.40%   1.40%     7.01     7.01     110,633       775,676    1.94%     1.94%     0.33%
FIDELITY VIP GROWTH SERVICE CLASS 2
              2008                        1.15%   2.25%     4.29     9.59     302,246     2,237,876  -48.33%   -47.91%     0.60%
              2007                        1.15%   1.95%     8.28    18.49     301,473     4,348,313   24.28%    25.09%     0.36%
              2006                        1.25%   1.90%     6.65    14.83     244,783     2,894,690    4.78%     5.25%     0.15%
              2005                        1.25%   1.70%     6.34    14.14     192,859     2,306,059    3.72%     4.19%     0.22%
              2004                        1.25%   1.70%     6.11    13.62     140,875     1,572,046    1.38%     1.69%     0.10%
FIDELITY VIP MID CAP SERVICE CLASS 2
              2008                        0.75%   2.80%     7.18     8.74   1,388,995    11,957,576  -41.28%   -40.30%     0.24%
              2007                        1.15%   2.80%    14.39    14.64     962,202    13,951,114   13.11%    13.85%     0.51%
              2006                        1.30%   1.95%    12.74    12.86     553,398     7,076,892   10.29%    10.95%     0.09%
              2005            6/20/05     1.30%   1.90%    11.55    11.59     159,943     1,849,992    2.31%    14.51%     0.00%
FIDELITY VIP OVERSEAS
              2008                        1.40%   1.40%     7.89     7.89      15,030       118,640  -44.59%   -44.59%     2.36%
              2007                        1.40%   1.40%    14.24    14.24      21,890       311,796   15.68%    15.68%     3.80%
              2006                        1.40%   1.40%    12.31    12.31      31,920       393,029   16.44%    16.44%     0.91%
              2005                        1.40%   1.40%    10.57    10.57      36,787       389,012   17.39%    17.39%     0.67%
              2004                        1.40%   1.40%     9.01     9.01      34,607       311,751   12.06%    12.06%     1.04%
FIDELITY VIP OVERSEAS SERVICE CLASS 2
              2008                        1.15%   2.45%     7.01    14.03     324,270     3,816,208  -45.32%   -44.60%     2.48%
              2007                        1.15%   2.45%    12.73    25.45     324,398     6,909,695   14.22%    15.60%     2.99%
              2006                        1.25%   2.45%    11.06    22.09     282,744     5,470,236   14.92%    16.31%     0.68%
              2005                        1.25%   2.45%     9.55    19.06     248,577     4,296,145   16.78%    17.31%     0.38%
              2004                        1.25%   1.70%     8.17    16.30     139,050     2,127,624   11.40%    11.79%     0.49%
FTVIPT FRANKLIN INCOME SECURITIES CLASS 2
              2008                        0.75%   2.85%     7.65     8.01   2,047,115    16,199,724  -31.50%   -30.43%     5.54%
              2007                        1.10%   2.65%    11.40    11.52   1,530,443    17,518,323    1.75%     2.42%     3.05%
              2006            6/12/06     1.30%   1.95%    11.20    11.25     361,772     4,058,043    2.94%    12.62%     0.30%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
FTVIPT FRANKLIN SMALL-MID CAP GROWTH SECURITIES CLASS 2
              2008                        0.65%   2.80%   $ 4.75   $11.68     653,596  $  5,415,804  -43.89%   -43.21%     0.00%
              2007                        1.25%   2.50%     8.39    20.65     543,045     7,876,469    8.55%     9.86%     0.00%
              2006                        1.25%   2.45%     7.67    18.86     401,966     5,063,038    6.06%     7.34%     0.00%
              2005                        1.25%   2.45%     7.17    17.63     368,110     3,967,452    3.02%     3.38%     0.00%
              2004                        1.35%   1.70%     6.96    17.10     310,692     2,932,428    9.65%    10.09%     0.00%
FTVIPT MUTUAL SHARES SECURITIES CLASS 2
              2008                        0.65%   2.80%     6.95     7.17   1,526,955    10,807,864  -38.63%   -37.83%     3.26%
              2007                        1.15%   2.45%    11.41    11.54   1,121,020    12,853,330    1.50%     2.21%     1.34%
              2006             6/7/06     1.25%   1.95%    11.25    11.29     298,033     3,357,415    3.32%    14.10%     0.00%
FTVIPT TEMPLETON GLOBAL INCOME SECURITIES CLASS 2
              2008                        0.65%   2.80%    11.99    12.67   1,043,672    13,020,428    3.27%     4.99%     3.68%
              2007                        1.15%   2.80%    11.65    12.08     591,791     7,076,938    8.10%     9.62%     2.53%
              2006                        1.25%   2.65%    10.91    11.01     252,285     2,762,547   10.65%    11.31%     2.89%
              2005            6/30/05     1.30%   1.90%     9.86     9.89      62,092       613,397   -1.37%     0.65%     0.00%
FTVIPT TEMPLETON GROWTH SECURITIES CLASS 2
              2008                        1.25%   2.55%     7.17    11.55     522,721     5,040,454  -43.78%   -43.04%     1.82%
              2007                        1.25%   2.55%    12.80    20.35     588,977    10,005,431   -0.08%     1.08%     1.38%
              2006                        1.25%   2.40%    12.81    20.20     522,713     8,917,851   18.92%    20.30%     1.31%
              2005                        1.25%   2.40%    12.62    16.85     361,619     5,298,701    7.03%     7.51%     1.11%
              2004                        1.25%   1.70%    11.78    15.73     226,692     3,045,375   14.07%    14.47%     1.16%
JANUS ASPEN SERIES BALANCED SERVICE SHARES
              2008                        1.25%   1.70%    11.96    12.47      75,551       924,265  -17.48%   -17.10%     2.48%
              2007                        1.25%   1.70%    14.47    15.10      70,061     1,030,575    8.43%     8.92%     2.15%
              2006                        1.25%   1.70%    13.33    13.91      82,347     1,116,877    8.55%     9.04%     1.90%
              2005                        1.25%   1.70%    12.28    12.80      89,225     1,113,578    5.85%     6.32%     2.04%
              2004                        1.25%   1.70%    11.57    12.08      82,685       979,258    6.47%     6.84%     2.45%
JANUS ASPEN SERIES MID CAP GROWTH SERVICE SHARES
              2008                        1.25%   1.70%    10.22    13.09      51,127       592,797  -44.80%   -44.56%     0.06%
              2007                        1.25%   1.70%    18.52    23.69      60,422     1,261,160   19.69%    20.23%     0.07%
              2006                        1.25%   1.70%    15.48    19.77      62,813     1,093,216   11.40%    11.90%     0.00%
              2005                        1.25%   1.70%    13.89    17.73      76,467     1,180,952   10.14%    10.64%     0.00%
              2004                        1.25%   1.70%    12.61    16.09     125,644     1,690,903   18.45%    18.80%     0.00%
JANUS ASPEN SERIES WORLDWIDE GROWTH SERVICE SHARES
              2008                        1.45%   1.60%     8.90     9.11       1,834        16,488  -45.69%   -45.60%     0.96%
              2007                        1.45%   1.60%    16.37    16.77       2,474        41,084    7.63%     7.79%     0.57%
              2006                        1.45%   1.60%    15.20    15.58       2,473        38,141   16.07%    16.23%     1.64%
              2005                        1.45%   1.60%    13.08    13.42       2,496        33,141    3.90%     4.00%     1.27%
              2004                        1.50%   1.60%    12.92    12.92       1,900        24,377    2.87%     2.87%     0.81%
LINCOLN VIPT BARON GROWTH OPPORTUNITIES SERVICE CLASS
              2008                        0.75%   2.55%     6.32     6.53     568,879     3,672,296  -40.67%   -39.89%     0.00%
              2007                        1.25%   2.55%    10.75    10.86     326,226     3,521,020    1.42%     2.08%     0.00%
              2006            6/22/06     1.30%   1.95%    10.60    10.64      15,481       164,253    0.79%    14.03%     0.00%
LINCOLN VIPT CAPITAL GROWTH SERVICE CLASS
              2008                        0.75%   2.45%     6.05     6.17      90,952       558,156  -43.14%   -42.46%     0.00%
              2007            7/11/07     1.25%   2.45%    10.65    10.73      61,679       660,008   -0.91%     9.07%     0.00%
LINCOLN VIPT COHEN & STEERS GLOBAL REAL ESTATE SERVICE CLASS
              2008                        1.15%   2.60%     4.65     4.71     489,716     2,289,889  -43.30%   -42.84%     1.35%
              2007             6/6/07     1.15%   1.95%     8.20     8.24     193,702     1,591,943  -16.26%    -4.06%     0.58%
LINCOLN VIPT COLUMBIA VALUE OPPORTUNITIES SERVICE CLASS
              2008                        1.40%   1.90%     6.06     6.09      56,185       340,393  -35.21%   -35.05%     0.26%
              2007            7/11/07     1.30%   1.65%     9.36     9.38      14,899       139,493   -7.59%    -2.38%     0.83%
LINCOLN VIPT CORE SERVICE CLASS
              2006                        1.30%   1.90%    11.45    11.52      21,327       244,225   11.75%    12.19%     0.74%
              2005             8/8/05     1.30%   1.70%    10.24    10.27       4,013        41,169   -1.62%     1.72%     0.11%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT DELAWARE BOND
              2008                        1.25%   2.65%   $ 9.74   $14.70   1,155,221  $ 14,987,636   -5.46%    -4.13%     4.02%
              2007                        1.25%   2.65%    10.38    15.35   1,662,099    22,254,222    3.00%     4.14%     4.82%
              2006                        1.25%   2.35%    10.08    14.76   1,812,483    23,405,615    2.28%     3.41%     4.43%
              2005                        1.25%   2.35%    10.51    14.30   1,849,427    23,305,870    0.91%     1.36%     4.16%
              2004                        1.25%   1.70%    10.40    14.13   1,827,895    23,313,592    3.53%     3.84%     4.12%
LINCOLN VIPT DELAWARE BOND SERVICE CLASS
              2008                        0.65%   2.55%     9.68    10.72   3,005,756    31,297,680   -5.70%    -4.46%     4.60%
              2007                        1.25%   2.55%    10.29    11.23   2,689,617    29,591,600    2.63%     3.86%     4.88%
              2006                        1.25%   2.45%    10.02    10.82   2,432,417    25,953,247    1.92%     3.10%     4.52%
              2005                        1.30%   2.45%    10.41    10.50   1,924,993    20,057,304    0.66%     1.01%     4.43%
              2004                        1.35%   1.70%    10.34    10.40   1,280,964    13,279,479    3.28%     3.64%     5.63%
LINCOLN VIPT DELAWARE GROWTH AND INCOME SERVICE CLASS
              2008                        1.30%   2.35%     7.31     7.58      93,226       699,617  -37.49%   -36.82%     1.09%
              2007                        1.30%   2.35%    11.82    12.00      65,174       776,638    3.86%     4.49%     1.11%
              2006                        1.30%   1.90%    11.42    11.49      42,082       480,883   10.18%    10.64%     1.24%
              2005             7/7/05     1.30%   1.70%    10.36    10.38      27,749       287,571    0.00%     3.53%     1.52%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS
              2008                        1.25%   1.70%    10.04    12.05      66,181       737,175  -35.52%   -35.23%     0.84%
              2007                        1.25%   1.70%    15.57    18.67      79,036     1,366,210    1.23%     1.69%     0.84%
              2006                        1.25%   2.45%    15.38    18.42      86,556     1,467,851   10.42%    10.91%     0.88%
              2005                        1.25%   1.70%    13.93    16.67      89,242     1,383,159   10.14%    10.64%     0.91%
              2004                        1.25%   1.70%    12.64    15.12      71,121     1,005,389   10.80%    11.14%     1.16%
LINCOLN VIPT DELAWARE SOCIAL AWARENESS SERVICE CLASS
              2008                        0.75%   2.45%     7.49    10.85     217,703     2,187,066  -36.23%   -35.45%     0.58%
              2007                        1.25%   2.45%    11.74    16.82     206,066     3,349,981    0.22%     1.38%     0.64%
              2006                        1.30%   2.45%    11.72    16.60     212,422     3,435,147    9.32%    10.58%     0.67%
              2005                        1.30%   2.45%    14.88    15.02     205,711     3,059,732    9.87%    10.25%     0.70%
              2004                        1.35%   1.70%    13.57    13.62     147,230     1,999,428   10.64%    10.91%     1.18%
LINCOLN VIPT DELAWARE SPECIAL OPPORTUNITIES SERVICE CLASS
              2008                        1.25%   1.90%     5.65     5.71      63,135       358,094  -38.05%   -37.64%     1.06%
              2007            7/16/07     1.25%   1.90%     9.13     9.16      28,868       263,795   -9.30%     0.42%     0.69%
LINCOLN VIPT FI EQUITY-INCOME SERVICE CLASS
              2008                        1.15%   2.45%     6.88     7.19     157,959     1,117,134  -39.97%   -39.25%     1.64%
              2007                        1.25%   2.45%    11.54    11.83      99,520     1,163,327    1.83%     2.79%     1.28%
              2006                        1.25%   2.20%    11.39    11.51      50,474       576,465    8.90%     9.61%     1.41%
              2005            6/13/05     1.25%   1.90%    10.46    10.50      14,964       156,741   -1.41%     5.71%     1.35%
LINCOLN VIPT GROWTH SERVICE CLASS
              2006             1/6/06     1.30%   1.90%    11.23    11.33       4,050        45,555    0.27%    12.75%     0.00%
LINCOLN VIPT GROWTH OPPORTUNITIES SERVICE CLASS
              2006                        1.30%   1.90%    12.38    12.43      39,513       488,316    8.15%     8.47%     0.00%
              2005            7/14/05     1.30%   1.60%    11.44    11.46       5,117        58,631   -1.60%     7.74%     0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION
              2008                        1.25%   1.70%     8.55    10.48      13,433       121,269  -41.82%   -41.56%     0.67%
              2007                        1.25%   1.70%    14.69    18.00      14,679       228,724   18.39%    18.92%     0.26%
              2006                        1.25%   1.70%    12.41    15.19      18,044       239,491    7.82%     8.31%     0.19%
              2005                        1.25%   1.70%    11.51    14.07      17,179       212,459    2.45%     2.91%     0.16%
              2004                        1.25%   1.70%    11.23    13.72      30,229       393,259    3.51%     3.82%     0.00%
LINCOLN VIPT JANUS CAPITAL APPRECIATION SERVICE CLASS
              2008                        1.15%   1.90%     7.59     9.66     103,965       953,011  -42.08%   -41.64%     0.56%
              2007                        1.15%   1.90%    13.42    16.59      64,821     1,023,143   17.85%    18.56%     0.08%
              2006                        1.30%   1.90%    13.83    14.00      27,853       380,140    7.56%     7.94%     0.00%
              2005                        1.35%   1.70%    12.86    12.96      23,226       299,582    2.19%     2.50%     0.05%
              2004                        1.40%   1.70%    12.60    12.64      14,986       189,070    3.35%     3.56%     0.00%
LINCOLN VIPT MARSICO INTERNATIONAL GROWTH SERVICE CLASS
              2008                        0.75%   2.25%     5.56     5.63     229,810     1,282,862  -50.03%   -49.63%     1.08%
              2007             6/8/07     1.10%   1.90%    11.13    11.18      81,977       913,932   -5.48%    22.98%     0.80%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT MFS VALUE SERVICE CLASS
              2008                        0.65%   2.45%   $ 6.42   $ 6.51     370,870  $  2,393,206  -33.76%   -33.20%     1.26%
              2007            6/26/07     1.10%   1.95%     9.69     9.74     103,062     1,000,522   -3.80%     5.03%     0.91%
LINCOLN VIPT MID-CAP VALUE SERVICE CLASS
              2008                        1.15%   1.95%     5.00     5.06     219,819     1,103,680  -42.00%   -41.53%     0.11%
              2007             6/6/07     1.15%   1.95%     8.62     8.66     108,268       934,705  -13.49%     1.46%     0.28%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE
              2008                        1.25%   2.45%     9.44    16.92     133,119     2,154,235  -38.19%   -37.44%     4.74%
              2007                        1.25%   2.45%    24.39    27.14     156,638     4,042,481    9.61%    10.10%     2.00%
              2006                        1.25%   1.70%    22.22    24.73     158,474     3,753,593   27.82%    28.39%     2.96%
              2005                        1.25%   1.70%    17.36    19.33     162,047     2,983,478   10.65%    11.15%     2.54%
              2004                        1.25%   1.70%    15.99    17.45      84,565     1,390,089   18.90%    19.26%     1.38%
LINCOLN VIPT MONDRIAN INTERNATIONAL VALUE SERVICE CLASS
              2008                        1.25%   2.80%     9.34    15.17     541,088     7,326,395  -38.37%   -37.60%     4.75%
              2007                        1.25%   2.50%    15.15    24.34     535,964    11,895,717    8.46%     9.83%     1.86%
              2006                        1.25%   2.50%    13.98    22.18     465,653     9,644,132   26.55%    28.01%     2.83%
              2005                        1.30%   2.45%    17.18    17.34     397,354     6,673,564   10.37%    10.75%     2.15%
              2004                        1.35%   1.70%    15.59    15.66     217,818     3,399,633   18.73%    19.02%     1.38%
LINCOLN VIPT MONEY MARKET
              2008                        1.25%   2.45%    10.49    11.40     920,631    10,085,363   -0.13%     1.07%     2.22%
              2007                        1.25%   2.45%    10.51    11.30     567,676     6,288,606    2.41%     3.66%     4.85%
              2006                        1.25%   2.45%    10.20    10.92     635,790     6,753,083    2.44%     3.38%     4.57%
              2005                        1.25%   2.15%     9.91    10.58     715,510     7,330,561    1.06%     1.51%     2.77%
              2004                        1.25%   1.70%     9.81    10.43     550,705     5,650,428   -0.82%    -0.52%     0.87%
LINCOLN VIPT MONEY MARKET SERVICE CLASS
              2008                        0.75%   2.80%    10.34    10.85   2,317,934    24,490,806   -0.38%     0.82%     1.98%
              2007                        1.25%   2.45%    10.33    10.75   1,538,687    16,222,762    2.17%     3.35%     4.58%
              2006                        1.30%   2.45%    10.08    10.40   1,041,596    10,633,856    1.89%     3.07%     4.42%
              2005                        1.30%   2.45%     9.89     9.98     497,665     4,935,919    0.80%     1.16%     2.58%
              2004                        1.35%   1.70%     9.83     9.87     264,218     2,598,857   -0.97%    -0.72%     0.77%
LINCOLN VIPT SSgA BOND INDEX SERVICE CLASS
              2008             7/7/08     1.25%   2.55%    10.41    10.48     393,102     4,112,314    2.70%     6.05%     0.76%
LINCOLN VIPT SSgA DEVELOPED INTERNATIONAL 150 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.23     6.27      90,944       569,302  -33.94%    20.38%     1.96%
LINCOLN VIPT SSgA EMERGING MARKETS 100 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.02     6.06      74,056       448,279  -39.37%    21.11%     1.23%
LINCOLN VIPT SSgA INTERNATIONAL INDEX SERVICE CLASS
              2008             7/7/08     1.25%   2.55%     6.36     6.41     107,278       686,271  -33.64%    18.08%     1.41%
LINCOLN VIPT SSgA LARGE CAP 100 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     6.94     6.99     165,085     1,150,990  -30.68%    11.67%     0.58%
LINCOLN VIPT SSgA S&P 500 INDEX
              2008                        1.40%   2.15%     7.10     7.10      32,633       230,929  -38.07%   -38.07%     4.78%
              2007            8/29/07     1.40%   1.40%    11.47    11.47      11,896       136,420    0.43%     0.43%     1.08%
LINCOLN VIPT SSgA S&P 500 INDEX SERVICE CLASS
              2008                        1.15%   2.55%     6.91     7.06     761,531     5,327,198  -38.53%   -38.16%     5.05%
              2007            4/27/07     1.30%   1.90%    11.25    11.42     158,805     1,798,089   -2.95%     1.07%     1.52%
LINCOLN VIPT SSgA SMALL-CAP INDEX SERVICE CLASS
              2008                        1.15%   2.60%     5.90     5.97     315,131     1,868,880  -35.38%   -34.89%     1.26%
              2007             6/6/07     1.15%   1.90%     9.13     9.17      57,359       524,655  -10.18%     1.20%     0.62%
LINCOLN VIPT SSgA SMALL-MID CAP 200 SERVICE CLASS
              2008            7/16/08     1.25%   2.55%     7.19     7.24      37,800       273,108  -32.73%    25.69%     0.76%
LINCOLN VIPT T. ROWE PRICE GROWTH STOCK SERVICE CLASS
              2008                        0.75%   1.90%     5.64     5.69     118,843       672,060  -43.08%   -42.74%     0.00%
              2007             8/7/07     1.30%   1.90%     9.91     9.94       8,694        86,268   -4.44%     1.29%     0.19%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH
              2008                        1.40%   2.35%   $ 7.25   $11.08       6,888  $     68,297  -44.11%   -43.57%     0.00%
              2007                        1.40%   2.35%    16.04    19.68       7,894       137,685   11.67%    12.01%     0.00%
              2006                        1.40%   1.70%    14.36    17.60       5,539        86,560    7.43%     7.76%     0.00%
              2005                        1.40%   1.70%    13.37    16.37       4,833        70,947    7.96%     8.17%     0.00%
              2004                        1.50%   1.70%    12.38    15.15       3,073        41,660   11.75%    11.86%     0.00%
LINCOLN VIPT T. ROWE PRICE STRUCTURED MID-CAP GROWTH SERVICE CLASS
              2008                        1.10%   1.90%     6.90    10.10      98,002       930,708  -44.00%   -43.54%     0.00%
              2007                        1.10%   1.90%    13.24    17.94      74,170     1,248,970   11.17%    11.84%     0.00%
              2006                        1.30%   1.90%    15.84    16.04      32,798       486,207    7.16%     7.52%     0.00%
              2005                        1.35%   1.70%    14.83    14.92       8,012       119,067    7.81%     8.10%     0.00%
              2004                        1.35%   1.60%    13.79    13.80       7,056        97,203   11.79%    11.83%     0.00%
LINCOLN VIPT TEMPLETON GROWTH SERVICE CLASS
              2008                        0.75%   2.50%     5.96     6.02     414,443     2,478,450  -39.07%   -38.70%     2.15%
              2007             6/5/07     1.30%   1.90%     9.78     9.81     225,785     2,210,571   -3.38%     3.58%     2.46%
LINCOLN VIPT TURNER MID-CAP GROWTH SERVICE CLASS
              2008                        1.15%   1.95%     5.37     5.49     128,783       697,056  -50.41%   -50.01%     0.00%
              2007             6/8/07     1.15%   1.95%    10.82    10.98      74,933       815,779   -1.77%    10.12%     0.00%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION
              2008                        1.25%   2.45%     7.97    11.19      37,992       395,662  -34.84%   -34.05%     6.34%
              2007                        1.25%   2.45%    15.49    17.02      43,064       681,725    4.58%     5.05%     1.68%
              2006                        1.25%   1.70%    14.82    16.26      45,161       684,302   12.58%    13.09%     1.46%
              2005                        1.25%   1.70%    13.16    14.43      34,226       461,997    5.00%     5.48%     1.74%
              2004                        1.25%   1.70%    12.53    13.02      15,894       203,138   11.63%    11.97%     1.99%
LINCOLN VIPT UBS GLOBAL ASSET ALLOCATION SERVICE CLASS
              2008                        1.30%   2.85%     7.87    10.35     294,315     2,777,935  -35.07%   -34.25%     7.85%
              2007                        1.30%   2.55%    12.36    15.74     182,399     2,741,872    4.12%     4.74%     1.57%
              2006                        1.30%   1.90%    11.86    15.04     122,353     1,794,675   12.19%    12.75%     2.11%
              2005                        1.30%   1.80%    13.26    13.33      24,563       316,778    4.84%     5.05%     1.26%
              2004                        1.40%   1.60%    12.69    12.69       2,647        33,564   11.69%    11.69%     1.53%
LINCOLN VIPT WILSHIRE 2010 PROFILE SERVICE CLASS
              2008                        1.30%   2.25%     7.71     7.71      64,209       499,512  -25.79%   -25.79%     1.70%
              2007           10/17/07     2.25%   2.25%    10.40    10.40      28,852       299,940    0.06%     0.06%     0.32%
LINCOLN VIPT WILSHIRE 2020 PROFILE SERVICE CLASS
              2008                        1.30%   1.90%     7.39     7.39      32,242       237,153  -28.19%   -28.19%     1.55%
              2007            6/26/07     1.55%   1.55%    10.29    10.29         865         8,896    1.76%     1.76%     0.33%
LINCOLN VIPT WILSHIRE 2030 PROFILE SERVICE CLASS
              2008                        1.30%   1.90%     7.09     7.09      50,346       356,008  -31.85%   -31.85%     0.81%
              2007           12/14/07     1.30%   1.30%    10.41    10.41         737         7,668    0.86%     0.86%     0.00%
LINCOLN VIPT WILSHIRE 2040 PROFILE SERVICE CLASS
              2008                        1.60%   1.90%     6.46     6.46      17,041       109,942  -36.77%   -36.77%     0.11%
              2007           12/11/07     1.65%   1.65%    10.21    10.21         484         4,947   -0.69%    -0.69%     0.00%
LINCOLN VIPT WILSHIRE AGGRESSIVE PROFILE SERVICE CLASS
              2008                        1.30%   1.95%     7.83     8.02     325,144     2,576,159  -41.77%   -41.38%     0.33%
              2007                        1.25%   1.95%    13.47    13.69     184,558     2,503,334    8.66%     9.37%     0.72%
              2006                        1.25%   1.90%    12.39    12.52     114,279     1,423,209   14.07%    14.81%     0.59%
              2005             8/3/05     1.25%   1.90%    10.87    10.91      26,484       288,325    0.27%     6.74%     0.00%
LINCOLN VIPT WILSHIRE CONSERVATIVE PROFILE SERVICE CLASS
              2008                        1.25%   2.85%     8.93     9.44     550,326     5,123,736  -20.90%   -19.66%     2.06%
              2007                        1.25%   2.80%    11.56    11.74     373,405     4,342,379    5.48%     6.12%     1.90%
              2006                        1.30%   1.90%    10.97    11.06     229,373     2,522,673    7.12%     7.66%     1.67%
              2005            6/17/05     1.30%   1.80%    10.24    10.27      82,124       842,274   -0.13%     2.90%     0.00%
LINCOLN VIPT WILSHIRE MODERATE PROFILE SERVICE CLASS
              2008                        1.15%   2.85%     8.39     9.01   3,014,242    26,819,220  -28.87%   -27.65%     1.74%
              2007                        1.15%   2.85%    12.07    12.47   2,497,429    30,859,218    6.31%     7.65%     1.31%
              2006                        1.25%   2.50%    11.46    11.57   1,656,668    19,091,944    9.66%    10.32%     0.84%
              2005            6/15/05     1.30%   1.90%    10.45    10.49     813,776     8,526,260   -0.01%     4.40%     0.00%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
LINCOLN VIPT WILSHIRE MODERATELY AGGRESSIVE PROFILE SERVICE CLASS
              2008                        1.30%   2.80%   $ 8.05   $ 8.50   1,371,009  $ 11,503,260  -35.42%   -34.44%     0.79%
              2007                        1.25%   2.80%    12.57    12.98   1,154,194    14,836,004    6.84%     8.18%     1.52%
              2006                        1.25%   2.50%    11.88    11.99     701,596     8,377,196   11.71%    12.38%     0.99%
              2005             6/6/05     1.30%   1.90%    10.63    10.67     220,517     2,348,676   -0.06%     6.56%     0.00%
MFS VIT CORE EQUITY SERVICE CLASS
              2008                        1.40%   2.35%     7.27    10.68       8,254        76,056  -40.74%   -40.17%     0.42%
              2007                        1.25%   2.35%    12.27    17.89       9,937       155,980    8.30%     9.49%     0.10%
              2006                        1.25%   2.35%    12.56    16.40      12,844       181,962   11.59%    12.09%     0.17%
              2005                        1.25%   1.70%    11.25    14.68      13,595       176,689   -0.25%     0.21%     0.54%
              2004                        1.25%   1.70%    11.28    14.70      14,641       186,966   10.20%    10.53%     0.17%
MFS VIT GROWTH
              2008                        1.40%   2.15%     4.72     8.50      29,618       142,578  -38.75%   -38.29%     0.23%
              2007                        1.40%   2.15%     7.65     7.65      42,747       331,875   19.49%    19.49%     0.00%
              2006                        1.40%   1.40%     6.40     6.40      61,149       391,285    6.39%     6.39%     0.00%
              2005                        1.40%   1.40%     6.01     6.01      72,474       435,889    7.67%     7.67%     0.00%
              2004                        1.40%   1.40%     5.59     5.59      80,210       448,038   11.39%    11.39%     0.00%
MFS VIT GROWTH SERVICE CLASS
              2008                        1.25%   1.90%     9.22    12.01      17,947       199,968  -38.60%   -38.32%     0.00%
              2007                        1.25%   1.70%     6.61    19.54      21,690       375,989   18.84%    19.38%     0.00%
              2006                        1.25%   1.70%     5.56    16.42      36,408       546,371    5.80%     6.17%     0.00%
              2005                        1.35%   1.70%     5.25    15.51      42,570       598,976    7.09%     7.46%     0.00%
              2004                        1.35%   1.70%     4.90    14.47      29,418       355,223   10.82%    11.15%     0.00%
MFS VIT TOTAL RETURN
              2008                        1.40%   2.15%     8.60    11.52     120,074     1,381,280  -23.79%   -23.22%     3.22%
              2007                        1.40%   2.35%    15.00    15.00     165,761     2,475,171    2.77%     2.77%     2.64%
              2006                        1.40%   1.40%    14.60    14.60     203,443     2,969,465   10.34%    10.34%     2.46%
              2005                        1.40%   1.40%    13.23    13.23     241,998     3,201,232    1.39%     1.39%     2.12%
              2004                        1.40%   1.40%    13.05    13.05     288,367     3,762,326    9.77%     9.77%     1.73%
MFS VIT TOTAL RETURN SERVICE CLASS
              2008                        0.75%   2.85%     8.33    11.25   1,166,594    12,218,673  -24.47%   -23.29%     2.86%
              2007                        1.25%   2.80%    11.13    14.72   1,244,701    17,178,371    1.42%     2.64%     2.24%
              2006                        1.25%   2.45%    10.98    14.39   1,024,207    13,943,010    8.92%    10.24%     1.99%
              2005                        1.25%   2.45%    12.26    13.10     715,636     8,990,562    0.87%     1.32%     1.73%
              2004                        1.25%   1.70%    12.13    12.97     493,994     6,197,884    9.16%     9.65%     1.41%
MFS VIT UTILITIES
              2008                        1.40%   1.40%    12.26    12.26      53,498       656,021  -38.54%   -38.54%     1.61%
              2007                        1.40%   1.40%    19.95    19.95      71,980     1,436,070   26.12%    26.12%     0.96%
              2006                        1.40%   1.40%    15.82    15.82     114,177     1,806,179   29.44%    29.44%     2.01%
              2005                        1.40%   1.40%    12.22    12.22     125,403     1,532,577   15.21%    15.21%     0.62%
              2004                        1.40%   1.40%    10.61    10.61     143,351     1,520,581   28.39%    28.39%     1.50%
MFS VIT UTILITIES SERVICE CLASS
              2008                        1.15%   2.60%     8.88    22.04     634,382     8,758,111  -39.38%   -38.52%     1.30%
              2007                        1.15%   2.55%    17.60    36.01     540,313    12,897,540   24.85%    25.97%     0.73%
              2006                        1.25%   2.15%    14.03    28.69     405,976     7,935,472   28.50%    29.33%     1.78%
              2005                        1.25%   1.90%    10.89    22.26     279,641     4,534,706   14.61%    15.12%     0.40%
              2004                        1.25%   1.70%     9.50    19.40      86,253     1,230,761   27.66%    28.23%     1.08%
NB AMT MID-CAP GROWTH
              2008                        1.25%   2.55%     8.21    12.19     388,501     3,961,626  -44.80%   -44.07%     0.00%
              2007                        1.25%   2.55%    14.91    21.87     426,933     7,875,625   19.56%    21.01%     0.00%
              2006                        1.25%   2.45%    12.49    18.14     437,587     6,801,153   12.03%    13.27%     0.00%
              2005                        1.25%   2.35%    13.37    16.07     314,248     4,547,495   11.82%    12.33%     0.00%
              2004                        1.25%   1.70%    11.96    14.35     228,006     2,976,224   14.35%    14.75%     0.00%
NB AMT REGENCY
              2008                        1.25%   2.65%     6.31    11.00     443,184     4,097,055  -47.19%   -46.49%     1.19%
              2007                        1.25%   2.55%    11.97    20.64     484,103     8,453,793    0.75%     2.02%     0.43%
              2006                        1.25%   2.50%    11.89    20.30     500,622     8,887,907    8.47%     9.79%     0.42%
              2005                        1.25%   2.45%    17.02    18.56     428,821     7,283,705   10.11%    10.61%     0.10%
              2004                        1.25%   1.70%    15.44    16.83     197,933     3,184,231   20.30%    20.72%     0.03%

                                         MINIMUM MAXIMUM  MINIMUM  MAXIMUM                           MINIMUM   MAXIMUM  INVESTMENT
                           COMMENCEMENT    FEE     FEE     UNIT     UNIT      UNITS                   TOTAL     TOTAL     INCOME
SUBACCOUNT    YEAR            DATE(1)    RATE(2) RATE(2) VALUE(3) VALUE(3) OUTSTANDING  NET ASSETS  RETURN(4) RETURN(4)  RATIO(5)
----------------------------------------------------------------------------------------------------------------------------------
PUTNAM VT GROWTH & INCOME CLASS IB
              2008                        1.40%   1.70%   $ 7.76   $ 9.76       8,118  $     71,886  -39.74%   -39.55%     2.16%
              2007                        1.40%   1.70%    12.88    16.18       8,889       130,017   -7.62%    -7.34%     1.32%
              2006                        1.40%   1.70%    13.94    17.49       7,028       114,877   13.96%    14.30%     1.50%
              2005                        1.40%   1.70%    12.23    15.33       7,055       101,125    3.46%     3.77%     1.52%
              2004                        1.40%   1.70%    11.82    14.81       7,739       105,318    9.24%     9.56%     1.64%
PUTNAM VT HEALTH SCIENCES CLASS IB
              2008                        1.40%   1.70%     9.08    10.75      11,152       105,401  -18.47%   -18.23%     0.00%
              2007                        1.40%   1.70%    11.14    13.17      13,837       159,490   -2.28%    -1.98%     0.89%
              2006                        1.40%   1.70%    11.40    13.46      15,830       189,090    1.06%     1.36%     0.35%
              2005                        1.40%   1.70%    11.28    13.31      23,498       280,413   11.29%    11.62%     0.05%
              2004                        1.40%   1.70%    10.14    11.95      18,327       192,981    5.32%     5.63%     0.18%

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement date noted or the option was inactive at the date funds were received.

(2) These amounts represent the annualized minimum and maximum contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying funds have been excluded.

(3) As the unit value is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract unit values may not be within the ranges presented as a result of partial year activity.

(4) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized. As the total return is presented as a range of minimum to maximum values, for only those subaccounts which existed for the entire year, some individual contract total returns may not be within the ranges presented as a result of partial year activity.

(5) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense guarantee charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Note: Fee rate, unit value and total return minimum and maximum are the same where there is only one active contract level charge for the subaccount.

4. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2008.

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF       PROCEEDS
SUBACCOUNT                                                      PURCHASES     FROM SALES
----------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                  $       759   $    77,321
AIM V.I. Capital Appreciation Class II                                  --        11,160
AIM V.I. Core Equity                                                28,809       263,435
AIM V.I. Core Equity Class II                                        2,867         2,186
AIM V.I. International Growth                                       56,217       201,328
AIM V.I. International Growth Class II                               6,357        98,951
ABVPSF Global Technology Class B                                   778,482       659,064
ABVPSF Growth and Income Class B                                 3,186,499     1,982,787
ABVPSF International Value Class B                               5,805,675     1,441,313
ABVPSF Large Cap Growth Class B                                     68,671       732,512
ABVPSF Small/Mid Cap Value Class B                               2,404,195       827,774
American Century VP Inflation Protection Class 2                10,696,898     7,793,671

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF       PROCEEDS
SUBACCOUNT                                                      PURCHASES     FROM SALES
----------------------------------------------------------------------------------------
American Funds Global Growth Class 2                           $ 7,058,072   $ 2,779,497
American Funds Global Small Capitalization Class 2               6,569,670     3,387,222
American Funds Growth Class 2                                   34,713,168    13,966,910
American Funds Growth-Income Class 2                            26,886,239    12,564,914
American Funds International Class 2                            19,315,294     7,636,946
Delaware VIPT Capital Reserves Service Class                     3,326,124     1,907,095
Delaware VIPT Diversified Income Service Class                   9,070,695     6,222,186
Delaware VIPT Emerging Markets Service Class                     7,871,074     3,977,984
Delaware VIPT High Yield                                           192,102       774,738
Delaware VIPT High Yield Service Class                           3,573,389     3,148,429
Delaware VIPT REIT                                                 581,237       545,080
Delaware VIPT REIT Service Class                                 6,187,775     3,404,468
Delaware VIPT Small Cap Value                                      162,751       784,686
Delaware VIPT Small Cap Value Service Class                      5,202,040     3,317,015
Delaware VIPT Trend                                                168,707       455,600
Delaware VIPT Trend Service Class                                1,756,432     1,057,980
Delaware VIPT U.S. Growth Service Class                            591,088       312,249
Delaware VIPT Value                                                143,600       189,785
Delaware VIPT Value Service Class                                2,710,340     2,079,814
DWS VIP Equity 500 Index                                           176,121       985,386
DWS VIP Equity 500 Index Service Class                           1,095,905     1,835,104
DWS VIP Small Cap Index                                            163,055       296,505
DWS VIP Small Cap Index Service Class                              721,340       817,283
Fidelity VIP Contrafund Service Class 2                         13,545,473     4,635,740
Fidelity VIP Equity-Income                                          61,092       508,350
Fidelity VIP Equity-Income Service Class 2                         426,960       505,118
Fidelity VIP Growth                                                  2,275       258,063
Fidelity VIP Growth Service Class 2                                892,076       896,997
Fidelity VIP Mid Cap Service Class 2                             9,247,908     1,941,987
Fidelity VIP Overseas                                               65,994       118,770
Fidelity VIP Overseas Service Class 2                            1,701,934       950,582
FTVIPT Franklin Income Securities Class 2                       10,907,734     3,932,225
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2          3,672,307     1,430,098
FTVIPT Mutual Shares Securities Class 2                          6,902,413     1,925,272
FTVIPT Templeton Global Income Securities Class 2                9,773,560     4,002,663
FTVIPT Templeton Growth Securities Class 2                       1,534,261     1,883,630
Janus Aspen Series Balanced Service Shares                         341,763       208,589
Janus Aspen Series Mid Cap Growth Service Shares                    98,815       227,843
Janus Aspen Series Worldwide Growth Service Shares                  17,043        25,355
Lincoln VIPT Baron Growth Opportunities Service Class            3,023,932       520,250
Lincoln VIPT Capital Growth Service Class                          300,209        46,764
Lincoln VIPT Cohen & Steers Global Real Estate Service Class     2,544,574       459,545
Lincoln VIPT Columbia Value Opportunities Service Class            630,566       106,818
Lincoln VIPT Delaware Bond                                       2,124,907     8,014,169
Lincoln VIPT Delaware Bond Service Class                        12,165,456     7,845,121
Lincoln VIPT Delaware Growth and Income Service Class              462,943        80,730
Lincoln VIPT Delaware Social Awareness                             102,896       237,350
Lincoln VIPT Delaware Social Awareness Service Class               677,122       443,995
Lincoln VIPT Delaware Special Opportunities Service Class          454,084       158,553
Lincoln VIPT FI Equity-Income Service Class                        756,310        93,679
Lincoln VIPT Janus Capital Appreciation                             20,443        40,797
Lincoln VIPT Janus Capital Appreciation Service Class              657,966       127,321
Lincoln VIPT Marsico International Growth Service Class          2,064,397       416,807
Lincoln VIPT MFS Value Service Class                             2,661,710       393,039
Lincoln VIPT Mid-Cap Value Service Class                         1,284,513       372,829
Lincoln VIPT Mondrian International Value                          455,906       553,430
Lincoln VIPT Mondrian International Value Service Class          2,906,922     2,024,784
Lincoln VIPT Money Market                                       10,378,930     6,659,976
Lincoln VIPT Money Market Service Class                         20,870,237    12,524,252
Lincoln VIPT SSgA Bond Index Service Class                       4,589,061       636,953
Lincoln VIPT SSgA Developed International 150 Service Class        627,434        32,310

                                                                AGGREGATE     AGGREGATE
                                                                 COST OF      PROCEEDS
SUBACCOUNT                                                      PURCHASES    FROM SALES
---------------------------------------------------------------------------------------
Lincoln VIPT SSgA Emerging Markets 100 Service Class           $   510,669   $   26,366
Lincoln VIPT SSgA International Index Service Class                812,358       41,216
Lincoln VIPT SSgA Large Cap 100 Service Class                    1,446,478      117,724
Lincoln VIPT SSgA S&P 500 Index                                    435,533      178,079
Lincoln VIPT SSgA S&P 500 Index Service Class                    6,215,229      836,062
Lincoln VIPT SSgA Small-Cap Index Service Class                  2,438,699      291,281
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                  527,015      197,902
Lincoln VIPT T. Rowe Price Growth Stock Service Class            1,056,594      121,004
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                   425       17,476
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service
   Class                                                           619,684      236,225
Lincoln VIPT Templeton Growth Service Class                      2,185,528      451,244
Lincoln VIPT Turner Mid-Cap Growth Service Class                   823,139      213,463
Lincoln VIPT UBS Global Asset Allocation                            89,169       84,824
Lincoln VIPT UBS Global Asset Allocation Service Class           1,981,292      277,399
Lincoln VIPT Wilshire 2010 Profile Service Class                   540,424      214,350
Lincoln VIPT Wilshire 2020 Profile Service Class                   344,026       57,867
Lincoln VIPT Wilshire 2030 Profile Service Class                   681,403      144,296
Lincoln VIPT Wilshire 2040 Profile Service Class                   325,628      133,099
Lincoln VIPT Wilshire Aggressive Profile Service Class           1,847,073      187,465
Lincoln VIPT Wilshire Conservative Profile Service Class         3,027,614    1,127,880
Lincoln VIPT Wilshire Moderate Profile Service Class            11,102,630    4,043,302
Lincoln VIPT Wilshire Moderately Aggressive Profile Service
   Class                                                         5,377,616    2,801,137
MFS VIT Core Equity Service Class                                    6,334       30,306
MFS VIT Growth                                                       3,754       94,641
MFS VIT Growth Service Class                                        41,576       92,147
MFS VIT Total Return                                               215,840      672,059
MFS VIT Total Return Service Class                               2,944,667    2,860,682
MFS VIT Utilities                                                  393,560      446,263
MFS VIT Utilities Service Class                                  6,498,564    3,303,139
NB AMT Mid-Cap Growth                                              512,511    1,198,089
NB AMT Regency                                                     609,724    1,334,975
Putnam VT Growth & Income Class IB                                  21,149       10,559
Putnam VT Health Sciences Class IB                                  26,181       57,702

5. INVESTMENTS

The following is a summary of investments owned at December 31, 2008.

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                           10,727   $16.89   $   181,183    $    282,672
AIM V.I. Capital Appreciation Class II                                   4,828    16.61        80,201         125,685
AIM V.I. Core Equity                                                    28,392    19.75       560,751         714,690
AIM V.I. Core Equity Class II                                            1,854    19.62        36,380          46,803
AIM V.I. International Growth                                            9,158    19.49       178,498         153,193
AIM V.I. International Growth Class II                                   8,902    19.23       171,189         179,192
ABVPSF Global Technology Class B                                       133,289    10.67     1,422,189       2,251,563
ABVPSF Growth and Income Class B                                       504,697    12.97     6,545,920      11,116,884
ABVPSF International Value Class B                                     576,277    10.93     6,298,703      13,074,067
ABVPSF Large Cap Growth Class B                                         44,517    18.03       802,643       1,038,467
ABVPSF Small/Mid Cap Value Class B                                     361,192     9.87     3,564,962       5,650,592
American Century VP Inflation Protection Class 2                     1,672,051     9.90    16,553,309      17,356,364
American Funds Global Growth Class 2                                   816,513    13.88    11,333,195      17,328,483
American Funds Global Small Capitalization Class 2                     708,492    11.03     7,814,669      15,266,165
American Funds Growth Class 2                                        1,969,729    33.27    65,532,892     109,827,158
American Funds Growth-Income Class 2                                 2,700,885    24.11    65,118,329     100,522,222
American Funds International Class 2                                 2,674,858    12.19    32,606,519      49,754,607
Delaware VIPT Capital Reserves Service Class                           203,183     9.13     1,855,057       1,910,503
Delaware VIPT Diversified Income Service Class                       2,109,928     9.20    19,411,338      20,276,810
Delaware VIPT Emerging Markets Service Class                           799,526    11.24     8,986,677      15,781,245

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
Delaware VIPT High Yield                                               151,868   $ 4.14   $   628,732     $   800,595
Delaware VIPT High Yield Service Class                               2,099,514     4.13     8,670,991      11,789,874
Delaware VIPT REIT                                                     113,908     6.64       756,348       1,530,978
Delaware VIPT REIT Service Class                                     1,216,895     6.62     8,055,844      17,908,866
Delaware VIPT Small Cap Value                                           47,227    18.64       880,307       1,143,902
Delaware VIPT Small Cap Value Service Class                            636,869    18.59    11,839,392      18,232,456
Delaware VIPT Trend                                                     24,198    16.61       401,932         640,452
Delaware VIPT Trend Service Class                                      178,903    16.24     2,905,390       5,036,585
Delaware VIPT U.S. Growth Service Class                                289,822     4.96     1,437,519       1,982,835
Delaware VIPT Value                                                     24,633    12.83       316,043         435,189
Delaware VIPT Value Service Class                                      505,997    12.81     6,481,819       9,963,711
DWS VIP Equity 500 Index                                               300,834     9.55     2,872,961       3,582,096
DWS VIP Equity 500 Index Service Class                                 335,342     9.54     3,199,167       4,332,018
DWS VIP Small Cap Index                                                 78,159     8.63       674,509       1,023,292
DWS VIP Small Cap Index Service Class                                  212,711     8.62     1,833,565       3,018,823
Fidelity VIP Contrafund Service Class 2                              1,729,471    15.14    26,184,193      47,960,947
Fidelity VIP Equity-Income                                              50,661    13.18       667,708       1,136,917
Fidelity VIP Equity-Income Service Class 2                             159,029    13.00     2,067,374       3,591,477
Fidelity VIP Growth                                                      8,244    23.53       193,974         281,343
Fidelity VIP Growth Service Class 2                                     96,074    23.31     2,239,474       3,283,069
Fidelity VIP Mid Cap Service Class 2                                   659,683    18.12    11,953,448      20,063,340
Fidelity VIP Overseas                                                    9,749    12.17       118,644         150,657
Fidelity VIP Overseas Service Class 2                                  316,187    12.07     3,816,374       5,878,553
FTVIPT Franklin Income Securities Class 2                            1,428,636    11.34    16,200,736      23,757,869
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                460,945    11.75     5,416,108       9,168,122
FTVIPT Mutual Shares Securities Class 2                                917,528    11.78    10,808,485      17,512,970
FTVIPT Templeton Global Income Securities Class 2                      761,466    17.10    13,021,065      12,448,585
FTVIPT Templeton Growth Securities Class 2                             614,721     8.20     5,040,715       8,365,441
Janus Aspen Series Balanced Service Shares                              38,918    23.75       924,295         977,808
Janus Aspen Series Mid Cap Growth Service Shares                        28,639    20.70       592,822         716,862
Janus Aspen Series Worldwide Growth Service Shares                         863    19.10        16,489          22,257
Lincoln VIPT Baron Growth Opportunities Service Class                  212,105    17.32     3,672,606       6,025,450
Lincoln VIPT Capital Growth Service Class                               34,843    16.02       558,180         902,381
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           498,258     4.60     2,289,993       3,740,271
Lincoln VIPT Columbia Value Opportunities Service Class                 49,899     6.82       340,408         636,214
Lincoln VIPT Delaware Bond                                           1,283,472    11.68    14,988,387      16,426,473
Lincoln VIPT Delaware Bond Service Class                             2,678,567    11.68    31,293,698      34,054,912
Lincoln VIPT Delaware Growth and Income Service Class                   33,375    20.96       699,647       1,096,701
Lincoln VIPT Delaware Social Awareness                                  32,901    22.41       737,205         912,900
Lincoln VIPT Delaware Social Awareness Service Class                    97,690    22.39     2,187,180       2,890,399
Lincoln VIPT Delaware Special Opportunities Service Class               14,864    24.09       358,110         549,338
Lincoln VIPT FI Equity-Income Service Class                            119,205     9.37     1,117,185       1,865,961
Lincoln VIPT Janus Capital Appreciation                                  8,571    14.15       121,274         141,029
Lincoln VIPT Janus Capital Appreciation Service Class                   67,650    14.09       953,057       1,395,627
Lincoln VIPT Marsico International Growth Service Class                155,068     8.28     1,283,650       2,390,081
Lincoln VIPT MFS Value Service Class                                   137,755    17.33     2,386,873       3,199,982
Lincoln VIPT Mid-Cap Value Service Class                               135,838     8.10     1,099,740       1,784,333
Lincoln VIPT Mondrian International Value                              162,537    13.34     2,168,727       2,822,520
Lincoln VIPT Mondrian International Value Service Class                549,025    13.35     7,326,737       9,940,706
Lincoln VIPT Money Market                                            1,000,840    10.00    10,008,399      10,008,399
Lincoln VIPT Money Market Service Class                              2,457,100    10.00    24,571,005      24,571,000
Lincoln VIPT SSgA Bond Index Service Class                             399,954    10.27     4,107,127       3,954,554
Lincoln VIPT SSgA Developed International 150 Service Class            100,695     5.65       569,327         587,556
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    76,267     5.88       448,298         477,576
Lincoln VIPT SSgA International Index Service Class                    115,093     5.96       686,300         762,570
Lincoln VIPT SSgA Large Cap 100 Service Class                          175,357     6.56     1,151,040       1,311,279
Lincoln VIPT SSgA S&P 500 Index                                         37,027     6.24       230,938         330,890
Lincoln VIPT SSgA S&P 500 Index Service Class                          853,344     6.24     5,327,424       7,102,383
Lincoln VIPT SSgA Small-Cap Index Service Class                        163,614    11.42     1,868,967       2,615,386
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       39,918     6.84       273,119         280,322
Lincoln VIPT T. Rowe Price Growth Stock Service Class                   63,268    10.62       672,091         962,866

                                                                                   NET
                                                                       SHARES     ASSET    FAIR VALUE
SUBACCOUNT                                                             OWNED      VALUE    OF SHARES    COST OF SHARES
----------------------------------------------------------------------------------------------------------------------
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     8,884   $ 7.69   $    68,300     $    91,597
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class     122,775     7.58       930,755       1,454,188
Lincoln VIPT Templeton Growth Service Class                            127,966    19.37     2,478,583       3,835,409
Lincoln VIPT Turner Mid-Cap Growth Service Class                       117,318     5.95       697,807       1,361,874
Lincoln VIPT UBS Global Asset Allocation                                45,512     8.69       395,678         629,176
Lincoln VIPT UBS Global Asset Allocation Service Class                 319,464     8.70     2,778,058       4,325,184
Lincoln VIPT Wilshire 2010 Profile Service Class                        63,208     7.90       499,536         623,278
Lincoln VIPT Wilshire 2020 Profile Service Class                        31,404     7.55       237,165         296,232
Lincoln VIPT Wilshire 2030 Profile Service Class                        48,750     7.30       356,023         477,311
Lincoln VIPT Wilshire 2040 Profile Service Class                        16,339     6.73       109,947         153,676
Lincoln VIPT Wilshire Aggressive Profile Service Class                 312,920     8.23     2,576,272       3,859,132
Lincoln VIPT Wilshire Conservative Profile Service Class               540,845     9.47     5,123,965       5,956,221
Lincoln VIPT Wilshire Moderate Profile Service Class                 2,955,869     9.07    26,821,553      34,551,952
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class    1,331,617     8.64    11,503,835      15,910,936
MFS VIT Core Equity Service Class                                        7,370    10.32        76,059          89,483
MFS VIT Growth                                                           9,128    15.62       142,584         146,756
MFS VIT Growth Service Class                                            13,011    15.37       199,976         224,452
MFS VIT Total Return                                                    89,581    15.42     1,381,333       1,675,222
MFS VIT Total Return Service Class                                     801,791    15.24    12,219,288      16,109,723
MFS VIT Utilities                                                       35,967    18.24       656,046         798,468
MFS VIT Utilities Service Class                                        486,408    18.01     8,760,202      12,756,188
NB AMT Mid-Cap Growth                                                  245,466    16.14     3,961,818       4,788,510
NB AMT Regency                                                         476,423     8.60     4,097,242       6,919,914
Putnam VT Growth & Income Class IB                                       6,268    11.47        71,889         136,005
Putnam VT Health Sciences Class IB                                       9,565    11.02       105,405         117,655

6. CHANGES IN UNITS OUTSTANDING

The change in units outstanding for the year ended December 31, 2008 is as follows:

                                                                       UNITS       UNITS      NET INCREASE
SUBACCOUNT                                                             ISSUED    REDEEMED      (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                              189      (13,733)     (13,544)
AIM V.I. Capital Appreciation Class II                                      --         (773)        (773)
AIM V.I. Core Equity                                                     2,199      (33,237)     (31,038)
AIM V.I. Core Equity Class II                                              193         (138)          55
AIM V.I. International Growth                                            3,820      (18,068)     (14,248)
AIM V.I. International Growth Class II                                      99       (4,335)      (4,236)
ABVPSF Global Technology Class B                                        73,975      (84,810)     (10,835)
ABVPSF Growth and Income Class B                                       136,849     (161,302)     (24,453)
ABVPSF International Value Class B                                     535,450     (165,876)     369,574
ABVPSF Large Cap Growth Class B                                          7,655     (111,773)    (104,118)
ABVPSF Small/Mid Cap Value Class B                                     157,635      (57,001)     100,634
American Century VP Inflation Protection Class 2                       936,222     (736,714)     199,508
American Funds Global Growth Class 2                                   417,969     (207,574)     210,395
American Funds Global Small Capitalization Class 2                     242,354     (168,507)      73,847
American Funds Growth Class 2                                        1,826,516   (1,164,267)     662,249
American Funds Growth-Income Class 2                                 1,698,978   (1,075,401)     623,577
American Funds International Class 2                                   757,634     (519,065)     238,569
Delaware VIPT Capital Reserves Service Class                           312,978     (182,103)     130,875
Delaware VIPT Diversified Income Service Class                         731,721     (559,714)     172,007
Delaware VIPT Emerging Markets Service Class                           338,383     (212,699)     125,684
Delaware VIPT High Yield                                                 6,472      (60,568)     (54,096)
Delaware VIPT High Yield Service Class                                 229,445     (234,945)      (5,500)
Delaware VIPT REIT                                                       2,789      (22,012)     (19,223)
Delaware VIPT REIT Service Class                                        98,843     (188,614)     (89,771)
Delaware VIPT Small Cap Value                                            2,933      (38,831)     (35,898)
Delaware VIPT Small Cap Value Service Class                            300,864     (203,914)      96,950
Delaware VIPT Trend                                                      3,596      (53,913)     (50,317)
Delaware VIPT Trend Service Class                                       84,844      (90,684)      (5,840)
Delaware VIPT U.S. Growth Service Class                                 50,548      (25,789)      24,759

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Delaware VIPT Value                                                      6,616      (15,870)     (9,254)
Delaware VIPT Value Service Class                                      142,574     (160,979)    (18,405)
DWS VIP Equity 500 Index                                                 7,921     (102,397)    (94,476)
DWS VIP Equity 500 Index Service Class                                  83,283     (140,698)    (57,415)
DWS VIP Small Cap Index                                                  2,391      (18,365)    (15,974)
DWS VIP Small Cap Index Service Class                                   29,537      (52,812)    (23,275)
Fidelity VIP Contrafund Service Class 2                                953,492     (351,143)    602,349
Fidelity VIP Equity-Income                                               2,904      (41,602)    (38,698)
Fidelity VIP Equity-Income Service Class 2                              31,410      (39,054)     (7,644)
Fidelity VIP Growth                                                         --      (31,635)    (31,635)
Fidelity VIP Growth Service Class 2                                     87,233      (86,460)        773
Fidelity VIP Mid Cap Service Class 2                                   600,977     (174,184)    426,793
Fidelity VIP Overseas                                                    2,471       (9,331)     (6,860)
Fidelity VIP Overseas Service Class 2                                   63,259      (63,387)       (128)
FTVIPT Franklin Income Securities Class 2                              941,144     (424,472)    516,672
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                231,280     (120,729)    110,551
FTVIPT Mutual Shares Securities Class 2                                629,423     (223,488)    405,935
FTVIPT Templeton Global Income Securities Class 2                      793,561     (341,680)    451,881
FTVIPT Templeton Growth Securities Class 2                              71,711     (137,967)    (66,256)
Janus Aspen Series Balanced Service Shares                              20,373      (14,883)      5,490
Janus Aspen Series Mid Cap Growth Service Shares                         3,528      (12,823)     (9,295)
Janus Aspen Series Worldwide Growth Service Shares                       1,513       (2,153)       (640)
Lincoln VIPT Baron Growth Opportunities Service Class                  295,782      (53,129)    242,653
Lincoln VIPT Capital Growth Service Class                               33,638       (4,365)     29,273
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           361,650      (65,636)    296,014
Lincoln VIPT Columbia Value Opportunities Service Class                 54,526      (13,240)     41,286
Lincoln VIPT Delaware Bond                                             119,826     (626,704)   (506,878)
Lincoln VIPT Delaware Bond Service Class                             1,048,569     (732,430)    316,139
Lincoln VIPT Delaware Growth and Income Service Class                   34,880       (6,828)     28,052
Lincoln VIPT Delaware Social Awareness                                   2,110      (14,965)    (12,855)
Lincoln VIPT Delaware Social Awareness Service Class                    41,465      (29,828)     11,637
Lincoln VIPT Delaware Special Opportunities Service Class               55,338      (21,071)     34,267
Lincoln VIPT FI Equity-Income Service Class                             67,228       (8,789)     58,439
Lincoln VIPT Janus Capital Appreciation                                  1,540       (2,786)     (1,246)
Lincoln VIPT Janus Capital Appreciation Service Class                   48,048       (8,904)     39,144
Lincoln VIPT Marsico International Growth Service Class                203,000      (55,167)    147,833
Lincoln VIPT MFS Value Service Class                                   316,316      (48,508)    267,808
Lincoln VIPT Mid-Cap Value Service Class                               170,353      (58,802)    111,551
Lincoln VIPT Mondrian International Value                                5,047      (28,566)    (23,519)
Lincoln VIPT Mondrian International Value Service Class                116,638     (111,514)      5,124
Lincoln VIPT Money Market                                              990,715     (637,760)    352,955
Lincoln VIPT Money Market Service Class                              2,030,143   (1,250,896)    779,247
Lincoln VIPT SSgA Bond Index Service Class                             469,933      (76,831)    393,102
Lincoln VIPT SSgA Developed International 150 Service Class             98,548       (7,604)     90,944
Lincoln VIPT SSgA Emerging Markets 100 Service Class                    80,412       (6,356)     74,056
Lincoln VIPT SSgA International Index Service Class                    115,746       (8,468)    107,278
Lincoln VIPT SSgA Large Cap 100 Service Class                          184,967      (19,882)    165,085
Lincoln VIPT SSgA S&P 500 Index                                         45,772      (25,035)     20,737
Lincoln VIPT SSgA S&P 500 Index Service Class                          704,492     (101,766)    602,726
Lincoln VIPT SSgA Small-Cap Index Service Class                        304,192      (46,420)    257,772
Lincoln VIPT SSgA Small-Mid Cap 200 Service Class                       63,521      (25,721)     37,800
Lincoln VIPT T. Rowe Price Growth Stock Service Class                  129,628      (19,479)    110,149
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                        35       (1,041)     (1,006)
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      43,211      (19,379)     23,832
Lincoln VIPT Templeton Growth Service Class                            256,493      (67,835)    188,658
Lincoln VIPT Turner Mid-Cap Growth Service Class                        76,452      (22,602)     53,850
Lincoln VIPT UBS Global Asset Allocation                                   394       (5,466)     (5,072)
Lincoln VIPT UBS Global Asset Allocation Service Class                 130,503      (18,587)    111,916
Lincoln VIPT Wilshire 2010 Profile Service Class                        56,641      (21,284)     35,357
Lincoln VIPT Wilshire 2020 Profile Service Class                        36,891       (5,514)     31,377
Lincoln VIPT Wilshire 2030 Profile Service Class                        70,936      (21,327)     49,609
Lincoln VIPT Wilshire 2040 Profile Service Class                        36,429      (19,872)     16,557

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Lincoln VIPT Wilshire Aggressive Profile Service Class                157,036      (16,450)     140,586
Lincoln VIPT Wilshire Conservative Profile Service Class              276,593      (99,672)     176,921
Lincoln VIPT Wilshire Moderate Profile Service Class                  878,966     (362,153)     516,813
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class     469,324     (252,509)     216,815
MFS VIT Core Equity Service Class                                         408       (2,091)      (1,683)
MFS VIT Growth                                                            530      (13,659)     (13,129)
MFS VIT Growth Service Class                                            3,476       (7,219)      (3,743)
MFS VIT Total Return                                                    2,277      (47,964)     (45,687)
MFS VIT Total Return Service Class                                    140,939     (219,046)     (78,107)
MFS VIT Utilities                                                       9,418      (27,900)     (18,482)
MFS VIT Utilities Service Class                                       260,611     (166,542)      94,069
NB AMT Mid-Cap Growth                                                  37,317      (75,749)     (38,432)
NB AMT Regency                                                         46,362      (87,281)     (40,919)
Putnam VT Growth & Income Class IB                                         11         (782)        (771)
Putnam VT Health Sciences Class IB                                      2,434       (5,119)      (2,685)

The change in units outstanding for the year ended December 31, 2007 is as follows:

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
AIM V.I. Capital Appreciation                                            2,735     (51,749)      (49,014)
AIM V.I. Capital Appreciation Class II                                      --      (6,366)       (6,366)
AIM V.I. Core Equity                                                     5,889     (56,372)      (50,483)
AIM V.I. Core Equity Class II                                              397         (78)          319
AIM V.I. International Growth                                            1,530     (14,192)      (12,662)
AIM V.I. International Growth Class II                                   1,581      (2,986)       (1,405)
ABVPSF Global Technology Class B                                       104,702     (85,833)       18,869
ABVPSF Growth and Income Class B                                       158,618    (120,592)       38,026
ABVPSF International Value Class B                                     717,191     (81,095)      636,096
ABVPSF Large Cap Growth Class B                                          4,596     (47,215)      (42,619)
ABVPSF Small/Mid Cap Value Class B                                     133,715     (47,614)       86,101
American Century VP Inflation Protection Class 2                       412,635    (397,276)       15,359
American Funds Global Growth Class 2                                   379,321     (82,873)      296,448
American Funds Global Small Capitalization Class 2                     239,620    (113,718)      125,902
American Funds Growth Class 2                                        1,942,932    (984,317)      958,615
American Funds Growth-Income Class 2                                 1,948,981    (865,240)    1,083,741
American Funds International Class 2                                   778,042    (399,771)      378,271
Delaware VIPT Capital Reserves Service Class                            53,540     (58,521)       (4,981)
Delaware VIPT Diversified Income Service Class                         735,109    (210,310)      524,799
Delaware VIPT Emerging Markets Service Class                           322,173    (130,201)      191,972
Delaware VIPT High Yield                                                 9,309     (17,803)       (8,494)
Delaware VIPT High Yield Service Class                                 270,255    (171,963)       98,292
Delaware VIPT REIT                                                       5,009     (45,291)      (40,282)
Delaware VIPT REIT Service Class                                       213,429    (209,935)        3,494
Delaware VIPT Small Cap Value                                            7,636     (48,258)      (40,622)
Delaware VIPT Small Cap Value Service Class                            344,840    (174,748)      170,092
Delaware VIPT Trend                                                     12,268     (64,513)      (52,245)
Delaware VIPT Trend Service Class                                       72,419     (82,215)       (9,796)
Delaware VIPT U.S. Growth Service Class                                 15,282     (19,702)       (4,420)
Delaware VIPT Value                                                     15,212     (27,883)      (12,671)
Delaware VIPT Value Service Class                                      277,121    (119,710)      157,411
DWS VIP Equity 500 Index                                                30,690    (107,080)      (76,390)
DWS VIP Equity 500 Index Service Class                                 117,034    (101,180)       15,854
DWS VIP Small Cap Index                                                  4,577     (22,780)      (18,203)
DWS VIP Small Cap Index Service Class                                   54,925     (15,924)       39,001
Fidelity VIP Contrafund Service Class 2                                861,308    (221,882)      639,426
Fidelity VIP Equity-Income                                               9,270     (29,832)      (20,562)
Fidelity VIP Equity-Income Service Class 2                              17,133     (46,327)      (29,194)
Fidelity VIP Growth                                                      2,256     (14,329)      (12,073)
Fidelity VIP Growth Service Class 2                                    107,990     (51,300)       56,690
Fidelity VIP Mid Cap Service Class 2                                   529,206    (120,402)      408,804
Fidelity VIP Overseas                                                    1,300     (11,330)      (10,030)

                                                                       UNITS        UNITS     NET INCREASE
SUBACCOUNT                                                             ISSUED     REDEEMED     (DECREASE)
----------------------------------------------------------------------------------------------------------
Fidelity VIP Overseas Service Class 2                                   79,973      (38,319)      41,654
FTVIPT Franklin Income Securities Class 2                            1,300,316     (131,645)   1,168,671
FTVIPT Franklin Small-Mid Cap Growth Securities Class 2                242,668     (101,589)     141,079
FTVIPT Mutual Shares Securities Class 2                                876,514      (53,527)     822,987
FTVIPT Templeton Global Income Securities Class 2                      387,138      (47,632)     339,506
FTVIPT Templeton Growth Securities Class 2                             176,390     (110,126)      66,264
Janus Aspen Series Balanced Service Shares                               9,137      (21,423)     (12,286)
Janus Aspen Series Mid Cap Growth Service Shares                         5,548       (7,939)      (2,391)
Janus Aspen Series Worldwide Growth Service Shares                          20          (19)           1
Lincoln VIPT Baron Growth Opportunities Service Class                  317,672       (6,927)     310,745
Lincoln VIPT Capital Growth Service Class                               62,315         (636)      61,679
Lincoln VIPT Cohen & Steers Global Real Estate Service Class           198,375       (4,673)     193,702
Lincoln VIPT Core Service Class                                             54      (21,381)     (21,327)
Lincoln VIPT Delaware Bond                                             129,536     (279,920)    (150,384)
Lincoln VIPT Delaware Bond Service Class                               779,144     (521,944)     257,200
Lincoln VIPT Delaware Growth and Income Service Class                   25,069       (1,977)      23,092
Lincoln VIPT Delaware Social Awareness                                   3,485      (11,005)      (7,520)
Lincoln VIPT Delaware Social Awareness Service Class                    15,778      (22,134)      (6,356)
Lincoln VIPT Delaware Special Opportunities Service Class               29,106         (238)      28,868
Lincoln VIPT FI Equity-Income Service Class                             66,500      (17,454)      49,046
Lincoln VIPT Growth Service Class                                        4,775       (8,825)      (4,050)
Lincoln VIPT Growth Opportunities Service Class                          4,015      (43,528)     (39,513)
Lincoln VIPT Janus Capital Appreciation                                    748       (4,113)      (3,365)
Lincoln VIPT Janus Capital Appreciation Service Class                   40,084       (3,116)      36,968
Lincoln VIPT Marsico International Growth Service Class                 85,236       (3,259)      81,977
Lincoln VIPT MFS Value Service Class                                   105,635       (2,573)     103,062
Lincoln VIPT Turner Mid-Cap Growth Service Class                        78,189       (3,256)      74,933
Lincoln VIPT Mid-Cap Value Service Class                               112,495       (4,227)     108,268
Lincoln VIPT Mondrian International Value                               17,155      (18,991)      (1,836)
Lincoln VIPT Mondrian International Value Service Class                157,727      (87,416)      70,311
Lincoln VIPT Money Market                                              320,152     (388,266)     (68,114)
Lincoln VIPT Money Market Service Class                              1,865,439   (1,368,348)     497,091
Lincoln VIPT SSgA S&P 500 Index                                         11,896           --       11,896
Lincoln VIPT SSgA S&P 500 Index Service Class                          161,562       (2,757)     158,805
Lincoln VIPT SSgA Small-Cap Index Service Class                         62,907       (5,548)      57,359
Lincoln VIPT T. Rowe Price Growth Stock Service Class                    8,758          (64)       8,694
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth                     2,429          (74)       2,355
Lincoln VIPT T. Rowe Price Structured Mid-Cap Growth Service Class      50,348       (8,976)      41,372
Lincoln VIPT Templeton Growth Service Class                            228,323       (2,538)     225,785
Lincoln VIPT UBS Global Asset Allocation                                 3,420       (5,517)      (2,097)
Lincoln VIPT UBS Global Asset Allocation Service Class                  92,215      (32,169)      60,046
Lincoln VIPT Columbia Value Opportunities Service Class                 15,015         (116)      14,899
Lincoln VIPT Wilshire 2010 Profile Service Class                        29,127         (275)      28,852
Lincoln VIPT Wilshire 2020 Profile Service Class                         2,661       (1,796)         865
Lincoln VIPT Wilshire 2030 Profile Service Class                           737           --          737
Lincoln VIPT Wilshire 2040 Profile Service Class                           484           --          484
Lincoln VIPT Wilshire Aggressive Profile Service Class                 109,525      (39,246)      70,279
Lincoln VIPT Wilshire Conservative Profile Service Class               220,134      (76,102)     144,032
Lincoln VIPT Wilshire Moderate Profile Service Class                 1,078,951     (238,190)     840,761
Lincoln VIPT Wilshire Moderately Aggressive Profile Service Class      683,909     (231,311)     452,598
MFS VIT Core Equity Service Class                                          102       (3,009)      (2,907)
MFS VIT Growth                                                           3,808      (22,210)     (18,402)
MFS VIT Growth Service Class                                             2,102      (16,820)     (14,718)
MFS VIT Total Return                                                     9,613      (47,295)     (37,682)
MFS VIT Total Return Service Class                                     388,956     (168,462)     220,494
MFS VIT Utilities                                                        4,175      (46,372)     (42,197)
MFS VIT Utilities Service Class                                        214,161      (79,824)     134,337
NB AMT Mid-Cap Growth                                                   79,277      (89,931)     (10,654)
NB AMT Regency                                                          82,818      (99,337)     (16,519)
Putnam VT Growth & Income Class IB                                       1,937          (76)       1,861
Putnam VT Health Sciences Class IB                                      15,261      (17,254)      (1,993)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Directors of Lincoln Life & Annuity Company of New York
   and
Contract Owners of Lincoln New York Account N for Variable Annuities

We have audited the accompanying statement of assets and liabilities of Lincoln New York Account N for Variable Annuities ("Variable Account"), comprised of the subaccounts described in Note 1, as of December 31, 2008, the related statement of operations for the year or period then ended, and the related statements of changes in net assets for each of the two years in the period then ended, or for those sub-accounts operating for portions of such periods as disclosed in the financial statements. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Variable Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2008, by correspondence with the fund companies, or their transfer agents, as applicable. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting Lincoln New York Account N for Variable Annuities at December 31, 2008, the results of their operations for the year or period then ended, and the changes in their net assets for the periods described above, in conformity with U.S. generally accepted accounting principles.


/s/ Ernst & Young LLP

Philadelphia, Pennsylvania
March 20, 2009